               AIM V.I. AGGRESSIVE GROWTH FUND - SERIES I SHARES

MARKETS MANAGE TO RECOVER FOLLOWING TERRORIST ATTACKS

MID- AND SMALL-CAP GROWTH STOCKS ENDURED A DIFFICULT YEAR. HOW DID AIM V.I. AGGRESSIVE GROWTH FUND SERIES I SHARES PERFORM?
Even before the terrorist attacks of September 11, mid- and small-cap growth stocks were in the grip of a severe bear market--a trend that hurt the performance of Series I Shares. Total return for the fiscal year ended December 31, 2001 was -26.06%. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -21.07%.
    The performance of Series I Shares improved dramatically in the fourth quarter of the fiscal year. Total return for the three-month period ended December 31 was 13.79%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The terrorist attacks of September 11 compounded an already difficult situation for stock markets. Even before the attacks, major stock market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused key market indexes to drop. Company after company reported declining earnings as the economy dipped into recession.
    However, stocks shook off the effects of the terrorist attacks and rallied in the fourth quarter of 2001. During the quarter, the Federal Reserve Board (the Fed) approved its ninth, 10th and 11th interest rate cuts of 2001, reducing the key federal funds rate to 1.75%--its lowest level in decades. Additionally, the United States and its allies took military action against terrorism.
    Most stock market indexes were down for the year, with growth-stock indexes generally sustaining double-digit losses. For the year, value stocks outperformed growth stocks by a significant margin. However, only mid- and small-cap value stocks posted gains for the 12-month period. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks bounced back impressively in the fourth quarter, enabling the fund to recoup some of its losses.

HOW DID YOU MANAGE THE FUND?
While maintaining our investment strategy, which focuses on a bottom-up analysis of individual companies, we diversified the fund's holdings over several sectors rather than concentrating our stock selections in one particular sector. At the close of the fiscal year, the fund had significant exposure to the information technology, health care, industrial and consumer-discretionary sectors.
    While most market sectors sustained losses during the fiscal year, some were more drastically affected than others. For example, information technology stocks, which are especially sensitive to economic slowdowns, were particularly hard hit, and the fund's heavy weighting in this sector at the outset of the reporting

FUND AT A GLANCE

AIM V.I. Aggressive Growth Fund seeks aggressive growth of capital by investing in a portfolio consisting primarily of small and mid-size company stocks.

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Offers risk-tolerant investors the potential for long-term capital growth from the stocks of promising growth companies

o Seeks to optimize the full growth potential of certain stocks by holding them for longer durations

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

===============================================================================================
TOP 10 COMMON STOCK HOLDINGS                    TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------
 1. Robert Half International Inc.      2.1%     1. Health Care Distributors & Services    7.2%

 2. Tetra Tech, Inc.                    1.9      2. Application Software                   7.0

 3  SunGard Data Systems Inc.           1.8      3. Semiconductors                         6.3

 4. Investors Financial Services Corp.  1.7      4. Diversified Financial Services         5.3

 5. Foot Locker, Inc.                   1.5      5. Telecommunications Equipment           4.2

 6. Express Scripts, Inc.               1.5      6. Diversified Commercial Services        3.7

 7. Paychex, Inc.                       1.4      7. IT Consulting & Services               3.7

 8. Apollo Group, Inc.-Class A          1.4      8. Specialty Stores                       3.6

 9. Investment Technology Group Inc.    1.4      9. Oil & Gas Equipment & Services         3.3

10. Henry (Jack) & Associates, Inc.     1.4     10. Data Processing Services               3.0

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

===============================================================================================

               AIM V.I. AGGRESSIVE GROWTH FUND - SERIES I SHARES

period hurt its performance. During the fiscal year, we significantly reduced the fund's exposure to information technology stocks while increasing its holdings in the industrial, health care and financial sectors.
    In the difficult market environment, we put more of an emphasis on "core growth" holdings in the portfolio. Core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--can reduce volatility as their values tend to be more stable during periods of economic uncertainty.

CAN YOU NAME A FEW STOCKS THAT PERFORMED PARTICULARLY WELL FOR THE FUND?
Three of the fund's better-performing stocks were Microchip Technology, Concord EFS and CDW Computer Centers:

o Microchip Technology makes specialized embedded semiconductors that are used in a wide variety of automotive, computing, consumer, industrial and networking applications.
o Concord EFS provides the infrastructure for cashless transactions. Concord's payment services include electronic payment and verification terminals and credit and debit card transaction processing for retailers, primarily supermarkets, grocery stores, and convenience stores.
o CDW Computer Centers offers about 65,000 computer products, mostly through catalogs, telemarketing and its Web site. The company also has two retail showrooms in Illinois.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
At the close of 2001, the situation was uncertain for markets. The nation's gross domestic product (GDP) contracted at an annual rate of 1.3% in the third quarter of 2001, its most dramatic decline in 10 years. The nation's unemployment rate jumped from 4.9% to 5.8% between August and December, as companies cut jobs in the wake of the terrorist attacks. These and other factors, combined with continuing concerns about terrorism, caused markets to be volatile.
   There were positive signs, however. Consumer confidence began to rebound toward the end of the year. Holiday sales, while not robust, were better than expected. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and the consumers. Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/98-12/31/01

================================================================================
(HYPO Chart)

        AIM VI AGGRESSIVE GROWTH       LIPPER MID CAP
           SERIES I SHARES              GROWTH INDEX        RUSSELL 2500 INDEX

                 $10,000                  $10,000                 $10,000
5/98               9,450                    9,417                   9,535
6/98               9,700                    9,850                   9,547
                   9,140                    9,194                   8,891
                   7,600                    7,212                   7,214
9/98               8,090                    7,964                   7,726
                   8,380                    8,257                   8,148
                   9,070                    8,884                   8,552
12/98              9,905                   10,031                   9,070
                   9,995                   10,529                   9,055
                   9,120                    9,711                   8,460
3/99               9,442                   10,403                   8,641
                   9,774                   10,830                   9,414
                   9,875                   10,785                   9,560
6/99              10,699                   11,654                  10,057
                  10,830                   11,494                   9,860
                  10,729                   11,436                   9,551
9/99              11,061                   11,770                   9,409
                  11,543                   12,811                   9,615
                  12,529                   14,418                  10,158
12/99             14,329                   17,425                  11,260
                  14,128                   17,126                  11,001
                  18,674                   21,418                  12,590
3/00              18,190                   19,911                  12,397
                  17,053                   17,284                  11,730
                  15,414                   15,730                  11,168
6/00              17,244                   18,175                  11,901
                  16,370                   17,421                  11,598
                  18,673                   19,699                  12,597
9/00              17,577                   18,752                  12,187
                  16,731                   17,236                  11,853
                  13,644                   13,632                  10,810
12/00             14,700                   14,614                  11,741
                  14,831                   14,813                  12,126
                  12,569                   12,591                  11,346
3/01              11,212                   11,255                  10,723
                  12,388                   12,739                  11,670
                  12,449                   12,844                  12,021
6/01              12,660                   12,794                  12,192
                  12,077                   12,121                  11,756
                  11,131                   11,308                  11,371
9/01               9,553                    9,677                   9,899
                  10,015                   10,216                  10,411
                  10,578                   11,055                  11,253
12/01             10,871                   11,535                  11,884

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (5/1/98)          2.30%
 1 Year                    -26.06

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

The performance figures, which represent AIM V.I. Aggressive Growth Fund Series I Shares, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level, and these charges would reduce the total return. Performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate so fund shares, when redeemed, may be worth more or less than their original cost.
    Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
    The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
    Index performance is from 4/30/98-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-92.96%

ADVERTISING-0.86%

Catalina Marketing Corp.(a)                       10,900   $    378,230
-----------------------------------------------------------------------
Lamar Advertising Co.(a)                          15,700        664,738
=======================================================================
                                                              1,042,968
=======================================================================

AIR FREIGHT & COURIERS-0.57%

Expeditors International of Washington, Inc.      12,300        700,485
=======================================================================

APPAREL RETAIL-1.34%

American Eagle Outfitters, Inc.(a)                24,050        629,388
-----------------------------------------------------------------------
Genesco Inc.(a)                                   18,200        377,832
-----------------------------------------------------------------------
Too Inc.(a)                                       22,800        627,000
=======================================================================
                                                              1,634,220
=======================================================================

APPLICATION SOFTWARE-7.02%

Activision, Inc.(a)                               24,200        629,442
-----------------------------------------------------------------------
Aspen Technology, Inc.(a)                         17,900        300,720
-----------------------------------------------------------------------
Cerner Corp.(a)                                   19,000        948,670
-----------------------------------------------------------------------
Citrix Systems, Inc.(a)                           13,300        301,378
-----------------------------------------------------------------------
Compuware Corp.(a)                                38,000        448,020
-----------------------------------------------------------------------
Electronic Arts Inc.(a)                           14,900        893,255
-----------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                   75,900      1,657,656
-----------------------------------------------------------------------
Kronos, Inc.(a)                                   22,750      1,100,645
-----------------------------------------------------------------------
National Instruments Corp.(a)                     24,150        904,659
-----------------------------------------------------------------------
NetIQ Corp.(a)                                    19,000        669,940
-----------------------------------------------------------------------
Secure Computing Corp.(a)                         34,200        702,810
=======================================================================
                                                              8,557,195
=======================================================================

AUTO PARTS & EQUIPMENT-0.75%

Gentex Corp.(a)                                   34,200        914,166
=======================================================================

BANKS-2.69%

Investors Financial Services Corp.                31,300      2,072,373
-----------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)              18,600        563,022
-----------------------------------------------------------------------
TCF Financial Corp.                               13,300        638,134
=======================================================================
                                                              3,273,529
=======================================================================

BIOTECHNOLOGY-1.08%

Invitrogen Corp.(a)                               15,100        935,143
-----------------------------------------------------------------------
Techne Corp.(a)                                   10,200        375,870
=======================================================================
                                                              1,311,013
=======================================================================

BROADCASTING & CABLE TV-1.06%

Hispanic Broadcasting Corp.(a)                    25,100        640,050
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          16,100        651,406
=======================================================================
                                                              1,291,456
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

BUILDING PRODUCTS-0.34%

Simpson Manufacturing Co., Inc.(a)                 7,300   $    418,290
=======================================================================

CASINOS & GAMING-0.75%

International Game Technology(a)                  13,300        908,390
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.17%

CDW Computer Centers, Inc.(a)                     26,600      1,428,686
=======================================================================

CONSTRUCTION & ENGINEERING-2.95%

Insituform Technologies, Inc.-Class A(a)          33,200        849,256
-----------------------------------------------------------------------
Jacobs Engineering Group Inc.(a)                  24,700      1,630,200
-----------------------------------------------------------------------
Shaw Group Inc. (The)(a)                          47,500      1,116,250
=======================================================================
                                                              3,595,706
=======================================================================

CONSUMER FINANCE-1.02%

AmeriCredit Corp.(a)                              16,000        504,800
-----------------------------------------------------------------------
Countrywide Credit Industries, Inc.               11,400        467,058
-----------------------------------------------------------------------
Doral Financial Corp.                              8,900        277,769
=======================================================================
                                                              1,249,627
=======================================================================

DATA PROCESSING SERVICES-2.96%

Concord EFS, Inc.(a)                              20,400        668,712
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   28,450      1,204,004
-----------------------------------------------------------------------
Paychex, Inc.                                     49,400      1,730,976
=======================================================================
                                                              3,603,692
=======================================================================

DEPARTMENT STORES-0.65%

Kohl's Corp.(a)                                   11,200        788,928
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.71%

Apollo Group, Inc.-Class A(a)                     37,950      1,708,129
-----------------------------------------------------------------------
Cintas Corp.                                      13,100        628,800
-----------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)             9,300        341,310
-----------------------------------------------------------------------
DeVry, Inc.(a)                                    11,400        324,330
-----------------------------------------------------------------------
DiamondCluster International, Inc.-Class A(a)     19,200        251,520
-----------------------------------------------------------------------
IMS Health Inc.                                   19,400        378,494
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             20,200        884,760
=======================================================================
                                                              4,517,343
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-5.28%

Affiliated Managers Group, Inc.(a)                19,000      1,339,120
-----------------------------------------------------------------------
Eaton Vance Corp.                                 28,500      1,013,175
-----------------------------------------------------------------------
Federated Investors, Inc.-Class B                 19,000        605,720
-----------------------------------------------------------------------
LaBranche & Co. Inc.(a)                           19,000        654,740
-----------------------------------------------------------------------
Legg Mason, Inc.                                  14,900        744,702
-----------------------------------------------------------------------
SEI Investments Co.                               19,000        857,090
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A            38,000      1,223,600
=======================================================================
                                                              6,438,147
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.63%

Jabil Circuit, Inc.(a)                            12,200   $    277,184
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 27,100        949,042
-----------------------------------------------------------------------
Plexus Corp.(a)                                   10,100        268,256
-----------------------------------------------------------------------
Tektronix, Inc.(a)                                28,500        734,730
-----------------------------------------------------------------------
Waters Corp.(a)                                   25,100        972,625
=======================================================================
                                                              3,201,837
=======================================================================

EMPLOYMENT SERVICES-2.68%

Administaff, Inc.(a)                              20,100        550,941
-----------------------------------------------------------------------
Hall, Kinion & Associates, Inc.(a)                19,000        178,220
-----------------------------------------------------------------------
Robert Half International Inc.(a)                 94,900      2,533,830
=======================================================================
                                                              3,262,991
=======================================================================

ENVIRONMENTAL SERVICES-1.86%

Tetra Tech, Inc.                                 113,875      2,267,251
=======================================================================

FOOTWEAR-0.23%

Vans, Inc.(a)                                     21,900        279,006
=======================================================================

GAS UTILITIES-0.55%

Kinder Morgan, Inc.                               12,000        668,280
=======================================================================

GENERAL MERCHANDISE STORES-1.06%

99 Cents Only Stores(a)                            7,600        289,560
-----------------------------------------------------------------------
BJ's Wholesale Club, Inc.(a)                       7,500        330,750
-----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       21,800        673,838
=======================================================================
                                                              1,294,148
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-7.19%

AmerisourceBergen Corp.                           11,400        724,470
-----------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                    38,100        952,119
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          38,000      1,776,880
-----------------------------------------------------------------------
Henry Schein, Inc.(a)                             15,200        562,856
-----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           11,200        905,520
-----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          33,200        951,180
-----------------------------------------------------------------------
McKesson Corp.                                    26,800      1,002,320
-----------------------------------------------------------------------
Patterson Dental Co.(a)                           17,100        699,903
-----------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         16,600      1,190,386
=======================================================================
                                                              8,765,634
=======================================================================

HEALTH CARE EQUIPMENT-1.26%

Cytyc Corp.(a)                                    28,500        743,850
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   11,200        798,112
=======================================================================
                                                              1,541,962
=======================================================================

HEALTH CARE FACILITIES-2.48%

Community Health Systems, Inc.(a)                 34,200        872,100
-----------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)     55,000      1,012,000
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      16,700        568,468
-----------------------------------------------------------------------
Province Healthcare Co.(a)                        18,550        572,453
=======================================================================
                                                              3,025,021
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

INDUSTRIAL MACHINERY-0.47%

Danaher Corp.                                      9,600   $    578,976
=======================================================================

INSURANCE BROKERS-0.85%

Arthur J. Gallagher & Co.                         14,900        513,901
-----------------------------------------------------------------------
Brown & Brown, Inc.                               19,000        518,700
=======================================================================
                                                              1,032,601
=======================================================================

INTERNET SOFTWARE & SERVICES-1.18%

SmartForce PLC-ADR (Ireland)(a)                   13,300        329,175
-----------------------------------------------------------------------
SonicWALL, Inc.(a)                                56,900      1,106,136
=======================================================================
                                                              1,435,311
=======================================================================

IT CONSULTING & SERVICES-3.68%

Investment Technology Group, Inc.(a)              42,750      1,670,243
-----------------------------------------------------------------------
Keane, Inc.(a)                                    34,200        616,626
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      75,900      2,195,787
=======================================================================
                                                              4,482,656
=======================================================================

LIFE & HEALTH INSURANCE-0.26%

Nationwide Financial Services, Inc.-Class A        7,600        315,096
=======================================================================

MANAGED HEALTH CARE-1.86%

Caremark Rx, Inc.(a)                              56,300        918,253
-----------------------------------------------------------------------
First Health Group Corp.(a)                       54,300      1,343,382
=======================================================================
                                                              2,261,635
=======================================================================

MOVIES & ENTERTAINMENT-0.30%

Macrovision Corp.(a)                              10,300        362,766
=======================================================================

MULTI-LINE INSURANCE-1.07%

HCC Insurance Holdings, Inc.                      47,500      1,308,625
=======================================================================

NETWORKING EQUIPMENT-0.36%

Brocade Communications Systems, Inc.(a)           13,300        440,496
=======================================================================

OIL & GAS DRILLING-2.77%

Cooper Cameron Corp.(a)                           19,000        766,840
-----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     56,900      1,326,339
-----------------------------------------------------------------------
Pride International, Inc.(a)                      85,400      1,289,540
=======================================================================
                                                              3,382,719
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.28%

Cal Dive International, Inc.(a)                   37,200        918,096
-----------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)           34,200        479,484
-----------------------------------------------------------------------
Hanover Compressor Co.(a)                         49,400      1,247,844
-----------------------------------------------------------------------
National-Oilwell, Inc.(a)                         38,000        783,180
-----------------------------------------------------------------------
Varco International, Inc.(a)                      38,000        569,240
=======================================================================
                                                              3,997,844
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.55%

Newfield Exploration Co.(a)                       19,000        674,690
=======================================================================

PHARMACEUTICALS-0.93%

CIMA Labs Inc.(a)                                  5,900        213,285
-----------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
PHARMACEUTICALS-(CONTINUED)

Medicis Pharmaceutical Corp.-Class A(a)           14,200   $    917,178
=======================================================================
                                                              1,130,463
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.52%

ACE Ltd. (Bermuda)                                15,800        634,370
=======================================================================

RESTAURANTS-2.81%

CBRL Group, Inc.                                  30,700        903,808
-----------------------------------------------------------------------
CEC Entertainment Inc.(a)                          7,550        327,595
-----------------------------------------------------------------------
Cheesecake Factory (The)(a)                        5,400        187,758
-----------------------------------------------------------------------
Sonic Corp.(a)                                    24,200        871,200
-----------------------------------------------------------------------
Starbucks Corp.(a)                                59,400      1,131,570
=======================================================================
                                                              3,421,931
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.33%

Axcelis Technologies, Inc.(a)                     27,900        359,631
-----------------------------------------------------------------------
Lam Research Corp.(a)                             15,200        352,944
-----------------------------------------------------------------------
LTX Corp.(a)                                      24,700        517,218
-----------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         11,400        394,326
=======================================================================
                                                              1,624,119
=======================================================================

SEMICONDUCTORS-6.27%

Alpha Industries, Inc.(a)                         41,800        911,240
-----------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                   41,800        473,176
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         25,600      1,049,088
-----------------------------------------------------------------------
Cree, Inc.(a)                                     15,200        447,792
-----------------------------------------------------------------------
Intersil Corp.-Class A(a)                         19,000        612,750
-----------------------------------------------------------------------
Micrel, Inc.(a)                                   19,000        498,370
-----------------------------------------------------------------------
Microchip Technology Inc.(a)                      38,000      1,472,120
-----------------------------------------------------------------------
QLogic Corp.(a)                                   19,000        845,690
-----------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         23,700        455,751
-----------------------------------------------------------------------
Semtech Corp.(a)                                  24,700        881,543
=======================================================================
                                                              7,647,520
=======================================================================

SPECIALTY CHEMICALS-1.24%

OM Group, Inc.                                    22,800      1,509,132
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

SPECIALTY STORES-3.57%

AutoZone, Inc.(a)                                  7,600   $    545,680
-----------------------------------------------------------------------
Barnes & Noble, Inc.(a)                           20,900        618,640
-----------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         32,300      1,094,970
-----------------------------------------------------------------------
Foot Locker, Inc.(a)                             113,900      1,782,535
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           7,300        313,170
=======================================================================
                                                              4,354,995
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-4.19%

Anaren Microwave, Inc.(a)                         34,200        592,344
-----------------------------------------------------------------------
CommScope, Inc.(a)                                28,500        606,195
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      18,200        407,134
-----------------------------------------------------------------------
Polycom, Inc.(a)                                  38,000      1,307,200
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          37,500        897,750
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                                45,600      1,299,600
=======================================================================
                                                              5,110,223
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.62%

Fastenal Co.                                      11,400        757,302
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.71%

AirGate PCS, Inc.(a)                              19,000        865,450
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $105,014,438)                         113,308,891
=======================================================================

MONEY MARKET FUNDS-6.85%

STIC Liquid Assets Portfolio(b)                4,175,935      4,175,935
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,175,935      4,175,935
=======================================================================
    Total Money Market Funds (Cost
      $8,351,870)                                             8,351,870
=======================================================================
TOTAL INVESTMENTS-99.81% (Cost $113,366,308)                121,660,761
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.19%                             227,993
=======================================================================
NET ASSETS-100.00%                                         $121,888,754
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                         AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $113,366,308)                                 $121,660,761
------------------------------------------------------------
Receivables for:
  Investments sold                                    79,913
------------------------------------------------------------
  Fund shares sold                                   252,487
------------------------------------------------------------
  Dividends                                           25,110
------------------------------------------------------------
Investment for deferred compensation plan             22,037
============================================================
    Total assets                                 122,040,308
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              24,986
------------------------------------------------------------
  Deferred compensation plan                          22,037
------------------------------------------------------------
Accrued administrative services fees                  60,952
------------------------------------------------------------
Accrued trustees' fees                                   432
------------------------------------------------------------
Accrued transfer agent fees                            1,172
------------------------------------------------------------
Accrued operating expenses                            41,975
============================================================
    Total liabilities                                151,554
============================================================
Net assets applicable to shares outstanding     $121,888,754
____________________________________________________________
============================================================

NET ASSETS:

Series I                                        $121,888,754
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                          11,272,364
____________________________________________________________
============================================================
Series I:
  Net asset value per share                     $      10.81
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends                                       $    115,593
------------------------------------------------------------
Dividends from affiliated money market funds         247,035
------------------------------------------------------------
Interest                                                 140
============================================================
    Total investment income                          362,768
============================================================

EXPENSES:

Advisory fees                                        871,609
------------------------------------------------------------
Administrative services fees                         322,166
------------------------------------------------------------
Custodian fees                                        72,168
------------------------------------------------------------
Transfer agent fees                                    5,787
------------------------------------------------------------
Trustees' fees                                         9,310
------------------------------------------------------------
Other                                                 42,742
============================================================
    Total expenses                                 1,323,782
============================================================
Less: Fees waived                                       (436)
------------------------------------------------------------
    Expenses paid indirectly                             (89)
============================================================
    Net expenses                                   1,323,257
============================================================
Net investment income (loss)                        (960,489)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from:
  Investment securities                          (37,314,213)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            6,249,715
============================================================
Net gain (loss) from investment securities       (31,064,498)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(32,024,987)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (960,489)   $   (299,748)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (37,314,213)     (6,658,190)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        6,249,715      (3,147,103)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (32,024,987)    (10,105,041)
==========================================================================================
Share transactions-net:
  Series I                                                      50,732,875      95,960,063
==========================================================================================
    Net increase in net assets                                  18,707,888      85,855,022
==========================================================================================

NET ASSETS:

  Beginning of year                                            103,180,866      17,325,844
==========================================================================================
  End of year                                                 $121,888,754    $103,180,866
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $157,998,386    $108,218,541
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (22,457)        (14,998)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (44,381,628)     (7,067,415)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               8,294,453       2,044,738
==========================================================================================
                                                              $121,888,754    $103,180,866
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

                         AIM V.I. AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $953,030 and shares of beneficial interest decreased by $953,030 as a result of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

      The Fund's capital loss carryforward of $37,302,537 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD      EXPIRATION
   ------------      ----------
    $  354,222    December 31, 2006
   --------------------------------
        44,406    December 31, 2007
   ================================
     1,780,366    December 31, 2008
   ================================
    35,123,543    December 31, 2009
   ================================
    $37,302,537
   ________________________________
   ================================

      As of December 31, 2001 the fund has a post-October capital loss deferral of $3,642,820 which will be recognized in the following tax year.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $436.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $322,166 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $900 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee up to 0.25% of the average daily net assets of the Series II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the expenses of Series II shares to 1.45%.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $4,049 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $89 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $89.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-TAX COMPONENTS OF CAPITAL

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                   $ (37,302,537)
---------------------------------------------------------
Unrealized appreciation                         1,192,905
=========================================================
                                            $ (36,109,632)
_________________________________________________________
=========================================================

  The difference between the book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $141,412,752 and $93,368,644, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $12,104,007
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (7,246,428)
===========================================================================
Net unrealized appreciation of investment securities            $ 4,857,579
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $116,803,182.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                         2000
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              ----------    ------------    ---------    ------------
Sold:
  Series I                                                    10,120,399    $120,647,678    6,160,739    $101,301,215
=====================================================================================================================
Reacquired:
  Series I                                                    (5,904,160)    (69,914,803)    (320,145)     (5,341,152)
=====================================================================================================================
                                                               4,216,239    $ 50,732,875    5,840,594    $ 95,960,063
_____________________________________________________________________________________________________________________
=====================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   SERIES I
                                                              ---------------------------------------------------
                                                                                                   MAY 1, 1998,
                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -------------------------------      DECEMBER 31,
                                                              2001(a)     2000(a)     1999(a)          1998
                                                              --------    --------    -------    ----------------
Net asset value, beginning of period                          $  14.62    $  14.25    $  9.85         $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)      (0.10)     (0.04)          0.04
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (3.71)       0.47       4.44          (0.14)
=================================================================================================================
    Total from investment operations                             (3.81)       0.37       4.40          (0.10)
=================================================================================================================
Less distributions from net investment income                       --          --         --          (0.05)
=================================================================================================================
Net asset value, end of period                                $  10.81    $  14.62    $ 14.25         $ 9.85
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 (26.06)%      2.60%     44.67%         (0.94)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $121,889    $103,181    $17,326         $4,399
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.21%(c)    1.16%      1.19%          1.16%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.21%(c)    1.26%      2.42%          4.62%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.88)%(c)  (0.59)%    (0.41)%         0.96%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                             90%         65%        89%            30%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $108,951,084.
(d)  Annualized.

                        AIM V.I. AGGRESSIVE GROWTH FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                         AIM V.I. AGGRESSIVE GROWTH FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                        AIM V.I. AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND               INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza                A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                        11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046                Suite 100                 Suite 100                  Suite 800
                                 Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND              COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner                  Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500           & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007           919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                                 New York, NY 10022                                   Boston, MA 02110

                        AIM V.I. AGGRESSIVE GROWTH FUND

FUND COPES WITH SAGGING STOCK MARKET

WHAT WERE THE FUND'S RESULTS DURING 2001?
As the global economic slowdown continued, declining corporate earnings exerted strong downward pressure on equity values. AIM V.I. Balanced Fund's Series I Shares returned -11.42% for the fiscal year ended December 31, 2001, just barely besting the -11.88% return of the fund's benchmark, the S&P 500.
    Encouragingly, an upturn in stock prices during the fourth quarter lifted the fund's return to 8.08% for that period.

HOW HAS THE GLOBAL ECONOMIC SLOWDOWN AFFECTED THE STOCK AND BOND MARKETS?
The terrorist attacks of September 11 worsened an already bad economic situation. Officially, the U.S. economy slid into recession in March and contracted at an annual rate of 1.3% in the third quarter of 2001, its worst performance since the first quarter of 1991.
    Major stock market indexes had been declining for more than a year, but after reaching a low in late September, stocks rallied and indexes rose. By mid-November most of them were back to pre-attack levels. Growth stocks surged past value stocks, which had been the better performers for more than a year.
    Bonds did well, as they typically do when interest rates are falling--as they were during 2001. Safety-seeking investors moved money to fixed-income securities, bidding up prices. While most stock indexes had losses for the year despite the upturn in the fourth quarter, most bond indexes showed gains.

WHAT EFFECT DID THE FEDERAL RESERVE'S INTEREST RATE CUTS HAVE?
Fixed-income securities benefited as the Fed trimmed short-term interest rates eleven times, from 6.50% at the beginning of January to just 1.75% at the end of December, the lowest since the early 1960s. Existing bonds held by the fund tend to rise in value as interest rates on new bonds decline.
    The final months of the year were marked by unusual volatility in bond prices and yields, but for the year as a

FUND AT A GLANCE

AIM V.I. Balanced Fund seeks a high total return consistent with preservation of capital by investing in a broadly diversified portfolio of stocks and bonds.

INVESTMENT STYLE:

o   The stock portion of the fund follows AIM's Growth at a Reasonable Price
    (GARP) style, which draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations.
o The bond portion follows AIM's disciplined fixed-income strategy, which seeks to provide current income while preserving principal and growing capital.
o The fund has a target of 60% stocks and 40% high-quality bonds, a mix that historically has provided optimal risk/return trade-off over the longer term.

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=================================================================================================
TOP 10 COMMON STOCK HOLDINGS                    TOP 10 INDUSTRIES

-------------------------------------------------------------------------------------------------
 1. General Electric Co.                1.8%     1. Diversified Financial Services          10.6%

 2. Citigroup Inc.                      1.8      2. U.S. Treasury Notes                      8.5

 3. Tyco International Ltd. (Bermuda)   1.1      3. Pharmaceuticals                          6.8

 4. American International Group, Inc.  1.1      4. Banks                                    4.9

 5. Pfizer Inc.                         1.1      5. Electric Utilities                       4.5

 6. Target Corp.                        1.0      6. Broadcasting & Cable TV                  4.3

 7. Microsoft Corp.                     1.0      7. Integrated Telecommunication Services    3.9

 8. Genzyme Corp.                       1.0      8. Industrial Conglomerates                 3.0

 9. Wal-Mart Stores, Inc.               1.0      9. Oil & Gas Exploration & Production       2.7

10. Lamar Advertising Co.               1.0     10. Advertising                              2.5

=================================================================
TOP 10 FIXED-INCOME HOLDINGS
                                        COUPON  MATURITY  PERCENT
-----------------------------------------------------------------
 1. Heller Financial, Inc.               7.38%    11/09    0.7%

 2. Devon Financing Corp.                7.88     09/31    0.6

 3. Nortel Networks Corp.                4.25     09/08    0.6

 4. Associates Corp. of North America    6.95     11/18    0.5

 5. MGM Mirage Inc.                      8.50     09/10    0.5

 6. Indiana Michigan Power Co.-Series C  6.13     12/06    0.5

 7. Household Finance Corp.              8.00     07/10    0.4

 8. Continental Cablevision, Inc.        9.50     08/13    0.4

 9. Time Warner Inc.                     8.05     01/16    0.4

10. NBD Bank N.A. Michigan               8.25     11/24    0.3

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
=================================================================================================

                    AIM V.I. BALANCED FUND - SERIES I SHARES whole, total returns rose for investment-grade bonds such as those held by AIM V.I. Balanced Fund. This helped offset to some extent the losses occurring in the stock component of the fund.

HOW DID THE FUND TAKE ACTION TO DEAL WITH THESE EVENTS?
As equities fell below our targeted 60% due to declining stock prices during the year, we selectively added equities to boost our exposure. This included some buying after the market reopened following September 11. These purchases were generally beneficial to the fund during the fourth quarter, when its rate of return increased as growth stocks rebounded relative to value stocks.
    Among the stock sectors that were most productive for the fund were consumer discretionary (especially retailing and broadcasting) and health care (particularly hospital stocks and medical products companies). Negative effects came from technology, energy, utilities and telecommunications. For the fixed income segment, we continued to select high-quality bonds, with an average quality rating of AA.

WHAT WERE SOME HOLDINGS THAT WERE BENEFICIAL FOR THE FUND?

o Concord EFS is a leading electronic commerce provider and transaction processor. For the third quarter of 2001, revenue grew substantially compared to third quarter 2000.
o Mellon Financial, a multibank holding company, reported an impressive increase in net income for the fourth quarter of 2001 compared to a year earlier.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
The economy and the markets remained unsettled, but there were positive signs. Inflation remained low and oil prices were dropping, freeing money for spending and investing. Attractive valuations could be found in the securities of many firms with good fundamentals and strength enough to endure until a market turnaround. Many analysts believe the poor corporate earnings expected for the next quarter or so have already been taken into account by the market, allowing for a quick rebound when earnings improve. At that time, fund management's commitment to owning high quality names that position the fund for long-term growth should produce results.

RESULTS OF A $10,000 INVESTMENT
5/1/98-12/31/01

================================================================================
(HYPO Chart)

            AIM V.I.
         BALANCED FUND
        SERIES I SHARES           S&P 500        LIPPER BALANCED FUND
5/98        $ 9,910               $ 9,898              $ 9,828
6/98         10,149                10,081               10,227
             10,110                 9,963               10,119
              9,680                 9,104                8,657
             10,031                 9,497                9,212
             10,381                 9,853                9,960
             10,750                10,214               10,563
12/98        11,303                10,590               11,172
             11,617                10,760               11,639
             11,221                10,501               11,277
             11,678                10,760               11,728
             11,829                11,113               12,182
             11,606                10,941               11,895
6/99         11,941                11,244               12,553
             11,758                11,034               12,163
             11,647                10,918               12,103
             11,657                10,778               11,771
             12,195                11,090               12,516
             12,631                11,209               12,771
12/99        13,484                11,541               13,522
             13,329                11,251               12,842
             14,022                11,224               12,600
             14,249                11,885               13,831
             13,453                11,667               13,415
             12,925                11,557               13,140
6/00         13,732                11,742               13,464
             13,638                11,710               13,254
             14,444                12,232               14,076
             13,948                11,975               13,333
             13,699                11,964               13,277
             12,603                11,530               12,231
12/00        12,916                11,817               12,291
             13,310                12,067               12,727
             12,357                11,599               11,567
             11,725                11,224               10,835
             12,326                11,696               11,676
             12,326                11,800               11,754
6/01         12,025                11,619               11,468
             11,911                11,610               11,355
             11,310                11,280               10,645
             10,585                10,738                9,786
             10,958                10,918                9,972
             11,403                11,352               10,737
12/01        11,442                11,434               10,831

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

GROWTH OF NET ASSETS

================================================================================
in Millions

                                   [BAR CHART]

12/99           $ 48.2

12/00           $ 85.7

12/01           $105.4

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
SERIES I SHARES
 Inception (5/1/98)       3.74%
 1 Year                 -11.42

The performance figures shown here, which represent AIM V.I. Balanced Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so fund shares (when redeemed) may be worth more or less than their original cost.
    The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
    Data for the indexes are for the period 4/30/98-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

                    AIM V.I. BALANCED FUND - SERIES I SHARES

SCHEDULE OF INVESTMENTS
December 31, 2001

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BONDS & NOTES-26.32%

ALTERNATIVE CARRIERS-0.32%

Intermedia Communications Inc.,
  Series B, Sr. Unsec. Notes, 9.50%, 03/01/09  $  150,000   $    160,125
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.60%, 06/01/08               175,000        178,062
========================================================================
                                                                 338,187
========================================================================

AUTOMOBILE MANUFACTURERS-0.12%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 120,000        131,089
========================================================================

BANKS-3.12%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                        250,000        292,700
------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                 175,000        188,491
------------------------------------------------------------------------
BankBoston N.A., Unsec. Sub. Notes, 7.00%,
  09/15/07                                        250,000        266,625
------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05      185,000        190,478
------------------------------------------------------------------------
Dresdner Bank New York, Unsec. Sub. Deb.,
  7.25%, 09/15/15                                 250,000        261,400
------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                        200,000        209,578
------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25      100,000        105,736
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/24                           300,000        345,741
------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                 200,000        208,480
------------------------------------------------------------------------
Southtrust Bank, N.A., Sub. Notes, 6.13%,
  01/09/28                                        200,000        194,554
------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                           75,000         78,229
------------------------------------------------------------------------
Suntrust Bank, Sub. Notes, 6.38%, 04/01/11        135,000        136,181
------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                        125,000        132,084
------------------------------------------------------------------------
U.S. Bancorp, Unsec. Putable Sub. Deb.,
  7.50%, 06/01/26                                 250,000        269,237
------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/35                                 185,000        193,144
------------------------------------------------------------------------
  7.50%, 04/15/35                                 200,000        213,444
========================================================================
                                                               3,286,102
========================================================================

BROADCASTING & CABLE TV-2.48%

AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                          175,000        178,512
------------------------------------------------------------------------
Comcast Cable Communications, Unsec. Notes,
  8.88%, 05/01/17                                 150,000        170,973
------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Deb.,
  9.50%, 08/01/13                                 400,000        456,676
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00-03/23/00; Cost
  $149,379)(a)                                 $  150,000   $    161,376
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                          150,000        158,938
------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10            100,000        105,837
------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Deb., 6.53%,
  02/01/28                                        150,000        153,177
------------------------------------------------------------------------
Tele-Communications, Inc., Sr. Deb., 9.80%,
  02/01/12                                        250,000        299,315
------------------------------------------------------------------------
Time Warner Inc.,
  Notes, 8.18%, 08/15/07                          100,000        111,939
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24           100,000        101,918
------------------------------------------------------------------------
  Unsec. Deb., 8.05%, 01/15/16                    400,000        452,692
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                    100,000        119,068
------------------------------------------------------------------------
Turner Broadcasting System, Inc. Class A Sr.
  Notes, 8.38%, 07/01/13                          125,000        139,051
========================================================================
                                                               2,609,472
========================================================================

CASINOS & GAMING-0.49%

MGM Mirage Inc., Sr. Unsec. Gtd. Notes,
  8.50%, 09/15/10                                 500,000        513,965
========================================================================

COMPUTER HARDWARE-0.04%

Candescent Technologies Corp.,
  Sr. Conv. Unsec. Gtd. Sub. Deb., 8.00%,
    05/01/03 (Acquired 03/07/00-04/19/01;
    Cost $93,500)(a)(b)(c)                        175,000         14,875
------------------------------------------------------------------------
  Sr. Conv. Unsec. Gtd. Sub. Deb., 8.00%,
    05/01/03 (Acquired 11/06/98-04/19/01;
    Cost $260,150)(a)(b)(c)                       373,000         31,705
========================================================================
                                                                  46,580
========================================================================

CONSUMER FINANCE-1.67%

Capital One Financial Corp., Unsec. Notes,
  7.25%, 05/01/06                                 165,000        160,030
------------------------------------------------------------------------
CitiFinancial Credit Co., Unsec. Putable
  Notes, 7.88%, 02/01/25                          200,000        217,440
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                          250,000        254,772
------------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                   100,000         99,933
------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 10/28/09                   160,000        158,322
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Bonds, 8.00%, 11/01/31                          300,000        303,225
------------------------------------------------------------------------
  Putable Notes, 9.00%, 10/15/02                  100,000        104,035
------------------------------------------------------------------------
Household Finance Corp., Unsec. Notes, 8.00%,
  07/15/10                                        425,000        461,150
========================================================================
                                                               1,758,907
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

DIVERSIFIED FINANCIAL SERVICES-3.86%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired 05/02/01-
  05/24/01; Cost $198,839)(a)                  $  200,000   $    203,928
------------------------------------------------------------------------
AIG SunAmerica Global Financing VII, Notes,
  5.85%, 08/01/08 (Acquired 08/21/01-
  08/22/01; Cost $340,709)(a)                     340,000        343,947
------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                                 500,000        519,735
------------------------------------------------------------------------
Auburn Hills Trust, Gtd. Deb., 12.00%,
  05/01/20                                        150,000        208,881
------------------------------------------------------------------------
Bear Stearns Cos., Inc., Notes, 7.80%,
  08/15/07                                        150,000        161,251
------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 7.25%,
  10/01/10                                        150,000        160,111
------------------------------------------------------------------------
FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  04/10/01-09/28/01; Cost $236,636)(a)            225,000        243,101
------------------------------------------------------------------------
General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                          140,000        160,681
------------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                        700,000        766,892
------------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Bonds,
  7.88%, 08/15/10                                 125,000        136,481
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                   225,000        232,542
------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06               150,000        152,665
------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $300,000)(a)           300,000        306,882
------------------------------------------------------------------------
Qwest Capital Funding Inc., Gtd. Unsec.
  Notes, 7.63%, 08/03/21                          175,000        164,686
------------------------------------------------------------------------
Tyco Capital Corp. (The) (Bermuda),
  Notes, 6.50%, 02/07/06                          100,000        103,528
------------------------------------------------------------------------
  Sr. Medium Term Notes, 5.91%, 11/23/05          200,000        203,084
========================================================================
                                                               4,068,395
========================================================================

ELECTRIC UTILITIES-3.27%

CE Generation LLC, Sr. Sec. Sub. Notes,
  7.42%, 12/15/18                                 188,500        166,451
------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                        150,000        148,325
------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           100,000        100,108
------------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17           200,000        205,526
------------------------------------------------------------------------
CMS Panhandle Holding Co., Sr. Notes, 6.13%,
  03/15/04                                        200,000        201,914
------------------------------------------------------------------------
Commonwealth Edison Co.,
  Series 92, First Mortgage Bonds, 7.63%,
    04/15/13                                      100,000        105,580
------------------------------------------------------------------------
  Series 94, First Mortgage Notes, 7.50%,
    07/01/13                                      200,000        210,172
------------------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sec. First Mortgage Bonds, 8.90%,
    02/01/06                                      280,000        303,321
------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                      200,000        212,100
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Empire District Electric Co. (The), Sr.
  Notes, 7.70%, 11/15/04                       $  150,000   $    160,163
------------------------------------------------------------------------
Indiana Michigan Power Co.-Series C, Sr.
  Unsec. Notes, 6.13%, 12/15/06                   500,000        496,300
------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 07/21/99; Cost $175,819)(a)           175,000        156,188
------------------------------------------------------------------------
Niagara Mohawk Holdings Inc., First Mortgage
  Notes, 7.75%, 05/15/06                          100,000        106,920
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(d)          300,000        274,587
------------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes, 7.75%,
  04/01/11                                        250,000        240,520
------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            130,000        133,687
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                 250,000        226,388
========================================================================
                                                               3,448,250
========================================================================

GAS UTILITIES-0.62%

National Fuel Gas Co.-Series D, Medium Term
  Notes, 6.30%, 05/27/08                          100,000         97,741
------------------------------------------------------------------------
Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Notes, 7.10%, 03/15/11                     100,000         97,392
------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee
  Deb., 8.50%, 12/15/12                           150,000        167,718
------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06        100,000        107,140
------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 200,000        188,034
========================================================================
                                                                 658,025
========================================================================

INDUSTRIAL CONGLOMERATES-0.01%

Vodafone Finance B.V. (Netherlands), Unsec.
  Unsub. Gtd. Euro Bonds, 4.75%, 05/27/09(e)
                   EUR                             10,000          8,468
========================================================================

INTEGRATED OIL & GAS-0.78%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                 250,000        249,083
------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                 210,000        218,385
------------------------------------------------------------------------
  7.65%, 02/15/06                                 110,000        117,192
------------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                        200,000        239,854
========================================================================
                                                                 824,514
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.80%

AT&T Canada Inc. (Canada),
  Sr. Disc. Yankee Notes, 9.95%, 06/15/08(d)      200,000         98,500
------------------------------------------------------------------------
  Sr. Unsec. Sub. Yankee Notes, 7.63%,
    03/15/05                                      200,000        129,250
------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 7.65%, 09/15/06        100,000         63,625
------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable
  Deb., 7.13%, 06/15/27                           200,000        207,830
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Olivetti International Finance N.V.
  (Netherlands)-Series E, Gtd. Medium Term
  Euro Notes, 6.13%, 07/30/09(e)        EUR        30,000   $     26,049
------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19            $  200,000        213,870
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11                                        100,000        105,751
========================================================================
                                                                 844,875
========================================================================

LIFE & HEALTH INSURANCE-1.00%

American General Corp.,
  Sr. Notes, 6.63%, 02/15/29                      185,000        182,671
------------------------------------------------------------------------
  Unsec. Notes, 7.50%, 07/15/25                   110,000        120,261
------------------------------------------------------------------------
American General Finance Corp.,
  Sr. Putable Notes, 8.45%, 10/15/09              280,000        316,445
------------------------------------------------------------------------
  Sr. Unsec. Putable Notes, 8.13%, 08/15/09       125,000        138,581
------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $49,942)(a)                                      50,000         50,790
------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 03/15/00; Cost
  $91,980)(a)                                     100,000         98,186
------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           145,000        144,143
========================================================================
                                                               1,051,077
========================================================================

MULTI-UTILITIES-0.51%

Dynegy-Roseton Danskamme, Gtd. Pass Through
  Ctfs., 7.67%, 11/08/16                          250,000        204,375
------------------------------------------------------------------------
UtiliCorp United Inc., Sr. Unsec. Putable
  Notes, 6.70%, 10/15/06                          150,000        150,774
------------------------------------------------------------------------
Williams Cos., Inc. (The), Sr. Unsec. PATS,
  6.75%, 01/15/06                                  75,000         75,071
------------------------------------------------------------------------
Williams Gas Pipeline Central Inc., Sr.
  Notes, 7.38%, 11/15/06 (Acquired 02/15/01;
  Cost $103,280)(a)                               100,000        103,168
========================================================================
                                                                 533,388
========================================================================

OIL & GAS-0.14%

Canadian Oil Sands Ltd., (Canada) Sr. Notes,
  7.90%, 09/01/21 (Acquired 08/17/01; Cost
  $149,742)(a)                                    150,000        149,927
========================================================================

OIL & GAS DRILLING-0.15%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                        150,000        154,596
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.75%

Dynegy Holdings Inc., Sr. Unsec. Unsub.
  Notes, 6.88%, 04/01/11                          175,000        145,688
------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 6.30%, 02/01/09                   200,000        195,962
------------------------------------------------------------------------
Kinder Morgan, Inc., Unsec. Putable Deb.,
  7.35%, 08/01/26                                 200,000        213,286
------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        250,000        243,273
========================================================================
                                                                 798,209
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

OIL & GAS EXPLORATION & PRODUCTION-1.64%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                        $  150,000   $    158,295
------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11              250,000        242,078
------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Unsec. Yankee Notes, 6.70%, 07/15/11            275,000        268,821
------------------------------------------------------------------------
Devon Financing Corp., Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired 09/28/01-
  11/01/01; Cost $600,784)(a)                     600,000        608,994
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          200,000        203,348
------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                          170,000        158,149
------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                                 100,000         85,106
========================================================================
                                                               1,724,791
========================================================================

OIL & GAS REFINING & MARKETING-0.36%

Petroleos Mexicanos (Mexico),
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                        250,000        270,188
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
    12/02/08                                      100,000        106,700
========================================================================
                                                                 376,888
========================================================================

PACKAGED FOODS-0.25%

ConAgra, Inc., Sr. Unsec. Putable Notes,
  7.13%, 10/01/26                                 250,000        267,878
========================================================================

PHARMACEUTICALS-0.41%

Johnson & Johnson, Unsec. Deb., 6.95%,
  09/01/29                                        150,000        159,870
------------------------------------------------------------------------
Merck & Co., Inc., Unsec. Deb.,
  5.95%, 12/01/28                                 125,000        118,185
------------------------------------------------------------------------
  6.40%, 03/01/28                                 150,000        150,437
========================================================================
                                                                 428,492
========================================================================

PROPERTY & CASUALTY INSURANCE-0.74%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $274,579)(a)                                    275,000        278,927
------------------------------------------------------------------------
Florida Windstorm Underwriting Association-
  Series 1999A, Sr. Sec. Notes, 7.13%,
  02/25/19 (Acquired 04/25/01-05/03/01; Cost
  $300,362)(a)                                    300,000        306,882
------------------------------------------------------------------------
Terra Nova Insurance (United Kingdom)
  Holding, Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                                 150,000        133,353
------------------------------------------------------------------------
  7.20%, 08/15/07                                  70,000         64,618
========================================================================
                                                                 783,780
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

PUBLISHING & PRINTING-0.61%

News America Holdings, Inc.,
  Notes, 8.45%, 08/01/34                       $  200,000   $    215,466
------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                  200,000        230,268
------------------------------------------------------------------------
  Unsec. Deb., 7.75%, 01/20/24                    200,000        196,894
========================================================================
                                                                 642,628
========================================================================

RAILROADS-0.44%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                        200,000        247,484
------------------------------------------------------------------------
Norfolk Southern Corp., Notes, 7.05%,
  05/01/37                                        200,000        211,646
========================================================================
                                                                 459,130
========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.31%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                         70,000         65,640
------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                        175,000        168,044
------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 100,000         96,514
========================================================================
                                                                 330,198
========================================================================

REINSURANCE-0.31%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                          290,000        325,948
========================================================================

SOVEREIGN DEBT-0.57%

British Columbia (Province of) (Canada),
  Unsec. Unsub. Yankee Notes, 5.38%, 10/29/08      50,000         49,819
------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Yankee Notes, 8.62%, 12/15/11              200,000        237,934
------------------------------------------------------------------------
Ontario (Province of) (Canada), Sr. Unsec.
  Unsub. Notes, 5.50%, 10/01/08                   200,000        200,790
------------------------------------------------------------------------
Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                 100,000        110,686
========================================================================
                                                                 599,229
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.55%

Nortel Networks Corp., Sr. Unsec. Gtd. Conv.
  Notes, 4.25%, 09/01/08 (Acquired 08/09/01-
  08/15/01; Cost $603,868)(a)                     600,000        580,500
========================================================================
    Total Bonds & Notes (Cost $28,033,182)                    27,743,488
========================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-55.12%

ADVERTISING-2.50%

Interpublic Group of Cos., Inc. (The)              21,400        632,156
------------------------------------------------------------------------
Lamar Advertising Co.(f)                           24,000      1,016,160
------------------------------------------------------------------------
Omnicom Group Inc.                                 11,000        982,850
========================================================================
                                                               2,631,166
========================================================================

AEROSPACE & DEFENSE-0.61%

United Technologies Corp.                          10,000        646,300
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

BANKS-1.72%

Bank of New York Co., Inc. (The)                   15,900   $    648,720
------------------------------------------------------------------------
Mellon Financial Corp.                             10,500        395,010
------------------------------------------------------------------------
PNC Financial Services Group                       13,700        769,940
========================================================================
                                                               1,813,670
========================================================================

BIOTECHNOLOGY-0.99%

Genzyme Corp.(f)                                   17,500      1,047,550
========================================================================

BROADCASTING & CABLE TV-1.82%

Clear Channel Communications, Inc.(f)              11,900        605,829
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(f)                     16,300        415,650
------------------------------------------------------------------------
Univision Communications Inc.-Class A(f)           22,100        894,166
========================================================================
                                                               1,915,645
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

EMC Corp.(f)                                       20,900        280,896
========================================================================

CONSTRUCTION & ENGINEERING-0.47%

Quanta Services, Inc.(f)                           32,000        493,760
========================================================================

DATA PROCESSING SERVICES-1.02%

Concord EFS, Inc.(f)                               16,600        544,148
------------------------------------------------------------------------
DST Systems, Inc.(f)                               10,600        528,410
========================================================================
                                                               1,072,558
========================================================================

DIVERSIFIED FINANCIAL SERVICES-6.29%

American Express Co.                                7,800        278,382
------------------------------------------------------------------------
Citigroup Inc.                                     37,600      1,898,048
------------------------------------------------------------------------
Fannie Mae                                          6,700        532,650
------------------------------------------------------------------------
Freddie Mac                                         8,600        562,440
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     6,100        565,775
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            11,100        403,485
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          17,300        901,676
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   11,800        660,092
------------------------------------------------------------------------
State Street Corp.                                  7,900        412,775
------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A             12,700        408,940
========================================================================
                                                               6,624,263
========================================================================

ELECTRIC UTILITIES-1.05%

AES Corp. (The)(f)                                 13,700        223,995
------------------------------------------------------------------------
Calpine Corp.(f)                                   22,100        371,059
------------------------------------------------------------------------
Duke Energy Corp.                                   9,500        372,970
------------------------------------------------------------------------
Mirant Corp.(f)                                     8,580        137,452
========================================================================
                                                               1,105,476
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.41%

Sanmina-SCI Corp.(f)                               21,900        435,810
========================================================================

FOOD RETAIL-0.50%

Safeway Inc.(f)                                    12,500        521,875
========================================================================

GAS UTILITIES-0.34%

El Paso Corp.                                       8,000        356,880
========================================================================

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES        VALUE

GENERAL MERCHANDISE STORES-2.48%

BJ's Wholesale Club, Inc.(f)                       11,200   $    493,920
------------------------------------------------------------------------
Target Corp.                                       26,700      1,096,035
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              17,700      1,018,635
========================================================================
                                                               2,608,590
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.52%

Cardinal Health, Inc.                               8,450        546,377
========================================================================

HEALTH CARE EQUIPMENT-0.82%

Baxter International Inc.                          16,200        868,806
========================================================================

HEALTH CARE FACILITIES-1.12%

HCA Inc.                                           15,200        585,808
------------------------------------------------------------------------
Tenet Healthcare Corp.(f)                          10,100        593,072
========================================================================
                                                               1,178,880
========================================================================

HOME IMPROVEMENT RETAIL-1.55%

Home Depot, Inc. (The)                             19,300        984,493
------------------------------------------------------------------------
Lowe's Cos., Inc.                                  13,900        645,099
========================================================================
                                                               1,629,592
========================================================================

INDUSTRIAL CONGLOMERATES-2.97%

General Electric Co.                               48,100      1,927,848
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  20,500      1,207,450
========================================================================
                                                               3,135,298
========================================================================

INSURANCE BROKERS-0.83%

Marsh & McLennan Cos., Inc.                         8,100        870,345
========================================================================

INTEGRATED OIL & GAS-1.64%

ChevronTexaco Corp.                                 7,500        672,075
------------------------------------------------------------------------
Exxon Mobil Corp.                                  18,200        715,260
------------------------------------------------------------------------
TotalFinaElf S.A. (France)                          2,400        343,288
========================================================================
                                                               1,730,623
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.11%

BellSouth Corp.                                    18,900        721,035
------------------------------------------------------------------------
Qwest Communications International Inc.            15,800        223,254
------------------------------------------------------------------------
SBC Communications Inc.                            21,800        853,906
------------------------------------------------------------------------
Telecom Italia S.p.A. (Italy)                      67,800        362,764
------------------------------------------------------------------------
Telefonica S.A. (Spain)(f)                         33,235        445,449
------------------------------------------------------------------------
Verizon Communications Inc.                        14,200        673,932
========================================================================
                                                               3,280,340
========================================================================

INTERNET SOFTWARE & SERVICES-0.84%

Check Point Software Technologies Ltd.
  (Israel)(f)                                      15,650        624,278
------------------------------------------------------------------------
VeriSign, Inc.(f)                                   7,000        266,280
========================================================================
                                                                 890,558
========================================================================

IT CONSULTING & SERVICES-0.65%

SunGard Data Systems Inc.(f)                       23,700        685,641
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

LIFE & HEALTH INSURANCE-0.95%

AFLAC, Inc.                                        13,900   $    341,384
------------------------------------------------------------------------
Prudential Financial, Inc.(f)                       7,100        235,649
------------------------------------------------------------------------
Sun Life Financial Services of Canada
  (Canada)                                         20,000        426,615
========================================================================
                                                               1,003,648
========================================================================

MANAGED HEALTH CARE-0.31%

Anthem, Inc.(f)                                     6,500        321,750
========================================================================

MOVIES & ENTERTAINMENT-1.41%

AOL Time Warner Inc.(f)                            17,900        574,590
------------------------------------------------------------------------
Viacom Inc.-Class B(f)                             20,745        915,892
========================================================================
                                                               1,490,482
========================================================================

MULTI-LINE INSURANCE-1.80%

American International Group, Inc.                 14,700      1,167,180
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      11,600        728,828
========================================================================
                                                               1,896,008
========================================================================

MULTI-UTILITIES-0.55%

Dynegy Inc.-Class A                                 8,000        204,000
------------------------------------------------------------------------
Williams Cos., Inc. (The)                          14,600        372,592
========================================================================
                                                                 576,592
========================================================================

NETWORKING EQUIPMENT-0.76%

Cisco Systems, Inc.(f)                             44,200        800,462
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.29%

Anadarko Petroleum Corp.                            4,800        272,880
------------------------------------------------------------------------
Apache Corp.                                        6,050        301,774
------------------------------------------------------------------------
EOG Resources, Inc.                                 7,700        301,147
------------------------------------------------------------------------
Kerr-McGee Corp.                                    3,900        213,720
------------------------------------------------------------------------
Kerr-McGee Corp.-$1.83 Pfd. DECS                    7,300        271,012
========================================================================
                                                               1,360,533
========================================================================

PACKAGED FOODS-0.41%

Kraft Foods, Inc.-Class A                          12,700        432,181
========================================================================

PHARMACEUTICALS-6.34%

Abbott Laboratories                                14,900        830,675
------------------------------------------------------------------------
Allergan, Inc.                                      8,600        645,430
------------------------------------------------------------------------
American Home Products Corp.                        8,100        497,016
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                            9,700        494,700
------------------------------------------------------------------------
Johnson & Johnson                                  15,800        933,780
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(f)            10,600        684,654
------------------------------------------------------------------------
Merck & Co., Inc.                                  10,800        635,040
------------------------------------------------------------------------
Pfizer Inc.                                        28,000      1,115,800
------------------------------------------------------------------------
Pharmacia Corp.                                    19,700        840,205
========================================================================
                                                               6,677,300
========================================================================

PROPERTY & CASUALTY INSURANCE-0.50%

MGIC Investment Corp.                               8,500        524,620
========================================================================

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES        VALUE

SEMICONDUCTOR EQUIPMENT-0.27%

Applied Materials, Inc.(f)                          7,100   $    284,710
========================================================================

SEMICONDUCTORS-2.20%

Analog Devices, Inc.(f)                            18,200        807,898
------------------------------------------------------------------------
Intel Corp.                                        30,300        952,935
------------------------------------------------------------------------
Texas Instruments Inc.                             20,100        562,800
========================================================================
                                                               2,323,633
========================================================================

SPECIALTY STORES-0.85%

Bed Bath & Beyond Inc.(f)                          26,500        898,350
========================================================================

SYSTEMS SOFTWARE-1.52%

Microsoft Corp.(f)                                 16,000      1,060,320
------------------------------------------------------------------------
Oracle Corp.(f)                                    39,400        544,114
========================================================================
                                                               1,604,434
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.88%

Comverse Technology, Inc.(f)                       16,200        362,394
------------------------------------------------------------------------
JDS Uniphase Corp.(f)                              17,060        148,934
------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                            17,100        419,463
========================================================================
                                                                 930,791
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.56%

NTT DoCoMo, Inc. (Japan) (Acquired
  06/14/00-12/01/00; Cost $472,614)(a)                 17        198,830
------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)               151,530        396,578
========================================================================
                                                                 595,408
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $59,082,526)                                      58,091,801
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET-BACKED SECURITIES-1.18%

AIRLINES-0.30%

American Airlines, Inc.-Class A2, Series
  2001-01, Pass Through Ctfs., 6.82%,
  05/23/11 (Acquired 06/28/01; Cost
  $110,705)(a)                                 $  108,923        101,409
------------------------------------------------------------------------
United Air Lines, Inc.-Series 002-Class A2,
  Sec. Pass Through Ctfs., 7.19%, 04/01/11        255,000        213,305
========================================================================
                                                                 314,714
========================================================================

BANKS-0.21%

Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $219,710)(a)                               220,000        224,260
========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.46%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $454,103)(a)            450,000        483,804
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

ELECTRIC UTILITIES-0.21%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                     $  200,000   $    221,614
========================================================================
    Total Asset-Backed Securities (Cost
      $1,244,111)                                              1,244,392
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-2.63%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-0.78%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                                 200,000        198,272
------------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.00%, 02/01/31(g)                               50,000         50,109
------------------------------------------------------------------------
Unsec. Notes,
  5.50%, 09/15/11                                 240,000        235,447
------------------------------------------------------------------------
Unsec. Sub. Notes,
  6.38%, 08/01/11                                 335,000        333,469
========================================================================
                                                                 817,297
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.64%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 11/01/28                     682,652        693,870
------------------------------------------------------------------------
  8.00%, 12/01/23                                 212,446        225,391
------------------------------------------------------------------------
  7.00%, 10/01/29 to 12/01/30                     294,870        300,995
------------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.50%, 02/01/32(g)                              200,000        200,250
------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                                 300,000        307,500
========================================================================
                                                               1,728,006
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.21%

Pass Through Ctfs.,
  6.50%, 03/15/29                                 146,559        147,337
------------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.50%, 02/01/32(g)                               75,000         75,352
========================================================================
                                                                 222,689
========================================================================
    Total U.S. Government Agency Securities
      (Cost $2,741,817)                                        2,767,992
========================================================================

U.S. TREASURY SECURITIES-9.36%

U.S. TREASURY NOTES-8.45%

6.75%, 05/15/05(h)                              1,400,000      1,523,074
------------------------------------------------------------------------
6.50%, 08/15/05 to 10/15/06                     1,900,000      2,063,240
------------------------------------------------------------------------
6.88%, 05/15/06                                 1,000,000      1,102,320
------------------------------------------------------------------------
6.13%, 08/15/07                                 1,850,000      1,990,859
------------------------------------------------------------------------
5.75%, 08/15/10                                 1,750,000      1,837,885
------------------------------------------------------------------------
5.00%, 08/15/11                                   390,000        389,099
========================================================================
                                                               8,906,477
========================================================================

U.S. TREASURY BONDS-0.91%

6.13%, 11/15/27 to 08/15/29                       905,000        958,586
========================================================================
    Total U.S. Treasury Securities (Cost
      $9,560,839)                                              9,865,063
========================================================================

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-6.06%

STIC Liquid Assets Portfolio(i)                 3,192,758   $  3,192,758
------------------------------------------------------------------------
STIC Prime Portfolio(i)                         3,192,758      3,192,758
========================================================================
    Total Money Market Funds (Cost
      $6,385,516)                                              6,385,516
========================================================================
TOTAL INVESTMENTS-100.67% (Cost $107,047,991)                106,098,252
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.67%)                           (703,495)
========================================================================
NET ASSETS-100.00%                                          $105,394,757
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
Gtd.    - Guaranteed
PATS    - Putable Asset Term Securities
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $4,647,679, which represented 4.41% of the Fund's net assets.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f)  Non-income producing security.
(g) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $107,047,991)                                 $106,098,252
------------------------------------------------------------
Receivables for:
  Investments sold                                    44,495
------------------------------------------------------------
  Fund shares sold                                   143,377
------------------------------------------------------------
  Dividends and interest                             775,746
------------------------------------------------------------
Investment for deferred compensation plan             22,115
============================================================
    Total assets                                 107,083,985
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,532,103
------------------------------------------------------------
  Fund shares reacquired                               3,622
------------------------------------------------------------
  Deferred compensation plan                          22,115
------------------------------------------------------------
  Variation margin                                    35,350
------------------------------------------------------------
Accrued administrative services fees                  51,515
------------------------------------------------------------
Accrued transfer agent fees                              541
------------------------------------------------------------
Accrued operating expenses                            43,982
============================================================
    Total liabilities                              1,689,228
============================================================
Net assets applicable to shares outstanding     $105,394,757
____________________________________________________________
============================================================

NET ASSETS:

Series I                                        $105,394,757
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           9,719,072
____________________________________________________________
============================================================
Series I:
  Net asset value per share                     $      10.84
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Interest                                        $  2,586,362
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $3,645)                                            417,010
------------------------------------------------------------
Dividends from affiliated money market funds         349,994
============================================================
    Total investment income                        3,353,366
============================================================

EXPENSES:

Advisory fees                                        712,273
------------------------------------------------------------
Administrative services fees                         284,667
------------------------------------------------------------
Custodian fees                                        27,114
------------------------------------------------------------
Transfer agent fees                                    2,538
------------------------------------------------------------
Trustees' fees                                         8,828
------------------------------------------------------------
Other                                                 27,572
============================================================
    Total expenses                                 1,062,992
============================================================
Less: Fees waived                                       (685)
------------------------------------------------------------
    Net expenses                                   1,062,307
============================================================
Net investment income                              2,291,059
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (6,640,628)
------------------------------------------------------------
  Foreign currencies                                   3,093
------------------------------------------------------------
  Foreign currency contracts                           1,491
------------------------------------------------------------
  Futures contracts                               (2,698,551)
------------------------------------------------------------
  Option contracts written                            52,162
============================================================
                                                  (9,282,433)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (4,482,389)
------------------------------------------------------------
  Foreign currencies                                   1,030
------------------------------------------------------------
  Foreign currency contracts                           3,347
------------------------------------------------------------
  Futures contracts                                  223,201
============================================================
                                                  (4,254,811)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                      (13,537,244)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(11,246,185)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income                                       $  2,291,059    $ 1,945,473
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                              (9,282,433)    (3,150,697)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    (4,254,811)    (3,018,396)
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (11,246,185)    (4,223,620)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,807,108)      (132,329)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                              --        (22,166)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      32,754,770     41,764,325
=========================================================================================
    Net increase in net assets                                  19,701,477     37,386,210
=========================================================================================

NET ASSETS:

  Beginning of year                                             85,693,280     48,307,070
=========================================================================================
  End of year                                                 $105,394,757    $85,693,280
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $116,517,075    $83,762,305
-----------------------------------------------------------------------------------------
  Undistributed net investment income                            2,226,310      1,791,617
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts          (12,398,106)    (3,120,050)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                               (950,522)     3,259,408
=========================================================================================
                                                              $105,394,757    $85,693,280
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return to investors as possible, consistent with preservation of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day,

                             AIM V.I. BALANCED FUND
   the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income (loss) was decreased by $4,377 and undistributed net realized gains increased by $4,377 as a result of foreign currency reclassifications, paydown reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

   The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

   Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $11,352,978 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $ 2,283,751   December 31, 2008
   -------------------------------
     9,069,227   December 31, 2009
   ===============================
   $11,352,978
   _______________________________
   ===============================

   As of December 31, 2001 the Fund has a post-October capital loss deferral of $813,904 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

                             AIM V.I. BALANCED FUND
   changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $44,881 reduction in the cost of securities and a corresponding $44,881 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
  The effect of this change in 2001 was to decrease net investment income by $104,143, increase net unrealized gains and losses by $97,757, increase net realized gains and losses by $6,386. As a result, the net investment income per share decreased by $0.02, the net realized and unrealized gains and losses per share increased by $0.02, and the ratio of net investment income to average net assets decreased by 0.15%.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $685.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $284,667 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15,

                             AIM V.I. BALANCED FUND

2001 through December 31, 2001, AFS was paid $662 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of up to 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $4,022 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of year                      --       $     --
--------------------------------------------------------
Written                               269         62,644
--------------------------------------------------------
Closed                                (96)       (23,478)
--------------------------------------------------------
Exercised                             (30)        (4,860)
--------------------------------------------------------
Expired                              (143)       (34,306)
========================================================
End of year                            --       $     --
________________________________________________________
========================================================


NOTE 7-FUTURES CONTRACTS

On December 31, 2001, $1,396,600 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2001 were as follows:

                                                                 UNREALIZED
                        NO. OF        MONTH/        MARKET      APPRECIATION
CONTRACT               CONTRACTS    COMMITMENT      VALUE      (DEPRECIATION)
--------               ---------   ------------   ----------   --------------
S&P 500 Index             14       Mar.-02/Long   $4,022,200      $(736)
_____________________________________________________________________________
=============================================================================


NOTE 8-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                         2001        2000
                                      ----------   --------
Distributions paid from:
  Ordinary income                     $1,807,108   $132,691
-----------------------------------------------------------
  Long-term capital gain                      --     21,804
===========================================================
                                      $1,807,108   $154,495
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                $  2,285,314
---------------------------------------------------------
Capital loss carryforward                     (11,352,978)
---------------------------------------------------------
Unrealized appreciation (depreciation)         (2,054,654)
=========================================================
                                             $(11,122,318)
_________________________________________________________
=========================================================

  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts and other deferrals.

NOTE 9-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $81,705,184 and $48,050,519, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 5,904,639
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (7,122,653)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(1,218,014)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $107,316,266.

                             AIM V.I. BALANCED FUND

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                        2001                        2000
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
                                                              ---------    -----------    ---------    -----------
Sold:
  Series I                                                    3,315,299    $38,177,054    3,449,849    $45,353,531
==================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      170,643      1,807,109       12,061        154,495
==================================================================================================================
Reacquired:
  Series I                                                     (646,498)    (7,229,393)    (285,543)    (3,743,701)
==================================================================================================================
                                                              2,839,444    $32,754,770    3,176,367    $41,764,325
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              ------------------------------------------------------
                                                                                                      MAY 1, 1998
                                                                   YEAR ENDED DECEMBER 31,          (DATE OPERATIONS
                                                              ----------------------------------     COMMENCED) TO
                                                                                                      DECEMBER 31,
                                                              2001(a)         2000(a)    1999(a)          1998
                                                              --------        -------    -------    ----------------
Net asset value, beginning of period                          $  12.46        $ 13.04    $ 11.14        $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.27(b)        0.37       0.31           0.12
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.70)         (0.93)      1.83           1.18
====================================================================================================================
    Total from investment operations                             (1.43)         (0.56)      2.14           1.30
====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.19)         (0.02)     (0.17)         (0.14)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --      (0.07)         (0.02)
====================================================================================================================
    Total distributions                                          (0.19)         (0.02)     (0.24)         (0.16)
====================================================================================================================
Net asset value, end of period                                $  10.84        $ 12.46    $ 13.04        $ 11.14
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 (11.43)%        (4.28)%    19.31%         13.02%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $105,395        $85,693    $48,307        $10,343
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.12%(d)       1.10%      1.21%          1.18%(e)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.12%(d)       1.10%      1.31%          2.83%(e)
====================================================================================================================
Ratio of net investment income to average net assets              2.37%(b)(d)    2.80%      2.66%          3.71%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                             55%            49%        57%             9%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $94,969,782.
(e)  Annualized.

                             AIM V.I. BALANCED FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                             AIM V.I. BALANCED FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

----------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND      TRUSTEE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH        AND/OR                                                               HELD BY TRUSTEE
THE TRUST                    OFFICER
                             SINCE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946      1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior Vice
                                       President, A I M Capital Management, Inc. (registered
                                       investment advisor); Chairman, A I M Distributors, Inc.
                                       (registered broker dealer), A I M Fund Services, Inc.
                                       (registered transfer agent) and Fund Management Company
                                       (registered broker dealer); and Director and Vice
                                       Chairman, AMVESCAP PLC (parent of AIM and a global
                                       investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                            investment company)

Bruce L. Crockett - 1944      1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                                consulting company)                                         company); and Captaris, Inc.
                                                                                                   (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director of
                                       various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                                (government affairs company)

Carl Frischling** - 1937      1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                                LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942       1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939         1993     Executive Vice President, Development and Operations,       None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                             AIM V.I. BALANCED FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                      AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.         Tait, Weller & Baker
Suite 100                       11 Greenway Plaza               11 Greenway Plaza                8 Penn Center Plaza
Houston, TX 77046               Suite 100                       Suite 100                        Suite 800
                                Houston, TX 77046               Houston, TX 77046                Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                   CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis         A I M Fund Services, Inc.        State Street Bank and
3000 K N.W., Suite 500          & Frankel LLP                   P.O. Box 4739                    Trust Company
Washington, D.C. 20007          919 Third Avenue                Houston, TX 77210-4739           225 Franklin Street
                                New York, NY 10022                                               Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 9.30% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 14.92% was derived from U.S. Treasury
Obligations.

                             AIM V.I. BALANCED FUND

AIM V.I. BASIC VALUE FUND LAUNCHES WELL IN TOUGH MARKET

HOW DID THE FUND PERFORM?
AIM V.I. Basic Value Fund Series I Shares turned in a positive record in a turbulent market. Launched on September 10, 2001, Series I Shares of the fund registered a gain of 2.63% for the remainder of 2001. And in the final quarter of the year, AIM V.I. Basic Value Fund Series I Shares gained 11.43% as markets began to rebound. In contrast, benchmark indexes found the going rough and results mixed throughout 2001. The Russell 1000 Value Index returned - 5.59%, and the Lipper Multi-Cap Value Index eked out a gain of 1.30% for the year 2001.

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
Stock markets struggled early in the year through a continuation of the worst downturn since 1973-74. Market declines were driven by weakness in the United States economy, which officially entered a recession in March 2001. But the worst was yet to come as terrorists attacked the U.S. on September 11. U.S. stock markets closed for the remainder of the week following the attacks. When they reopened, stocks suffered one of the sharpest declines on record. Prices stabilized and began to move higher before year-end as optimism grew for a resumption of economic growth in 2002.
    Against the backdrop of a slowing economy, the Federal Reserve Board lowered short-term interest rates 11 times during the year. These interest rate reductions began early in 2001 and continued throughout the year. At year-end, the overnight fed funds rate was 1.75%, the lowest in 40 years.

HOW DID 2001 TREAT MANAGERS USING YOUR STYLE?
H&R Block was the classic basic value investment for the fund during 2001 because of its price and potential for growth. The firm proved to be a good investment in a company with a strong franchise, high return on invested capital, powerful cash flow and good management. Industries that contributed to positive fund performance were industrials, information technology and utilities. Industries that performed less well included financials, personal computers and retail chains.
    AIM V.I. Basic Value Fund continues to be managed to deliver performance in a variety of market environments.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to emphasize long-term capital growth by investing in stocks of undervalued large and mid-sized companies with the potential for growth. We seek companies with positive business fundamentals selling at attractive valuations. Stocks selected will offer at least 50% appreciation potential over their 2-3 year investment horizon. Additionally, the fund pursues a strategy of diversifying the portfolio across a wide variety of industries and market exposure to minimize risk.

FUND AT A GLANCE

AIM V.I. Basic Value Fund is for shareholders who seek long-term growth of capital by investing in stocks of companies that are undervalued in relation to long-term earning power or other factors.

INVESTMENT STYLE: (Applies intrinsic value discipline to identify temporarily undervalued large- and mid-cap stocks.)

o   Lower volatility strategy may provide reduced risk and downside protection

o Focuses on stable businesses, taking advantage of investor overreaction to negative news

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=====================================================================================================
TOP 10 HOLDINGS                                          TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------
 1. H&R Block Inc.                              3.7%      1. Diversified Financial Services      7.6%

 2. Waste Management, Inc.                      3.6       2. Banks                               7.3

 3. Bank of America Corp.                       3.0       3. Property & Casualty Insurance       5.9

 4. Tyco International Ltd. (Bermuda)           2.9       4. Oil & Gas Drilling                  5.9

 5. Gap Inc. (The)                              2.6       5. Data Processing Services            5.7

 6. Computer Associates International, Inc.     2.6       6. Diversified Commercial Services     5.4

 7. Kroger Co. (The)                            2.6       7. Managed Health Care                 4.0

 8. Interpublic Group of Cos., Inc. (The)       2.6       8. Building Products                   4.0

 9. J.P. Morgan Chase & Co.                     2.5       9. Environmental Services              3.6

10. Ceridian Corp.                              2.4      10. Systems Software                    3.6

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
=====================================================================================================

                            AIM V.I. BASIC VALUE FUND

    The year 2001 was volatile, with many fits and starts as markets vacillated in their reactions to the nation's economic currents. The fund managers attempted to take advantage of opportunities created by the high volatility.
    As we exit 2001, it appears that economic growth may be poised to resume. Lower interest rates, a boom in mortgage refinancing, and lower energy costs are expected to contribute to economic growth during 2002. Managers have been watching for emerging signs of earnings growth that would be driven by a rebounding economy.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

H&R BLOCK - Operating from more than 10,000 locations, the company serves nearly 20 million U.S. taxpayers. H&R Block also sells tax-preparation software, provides mortgage services, and offers investment advice, financial planning, and brokerage services. Its RSM McGladrey subsidiary provides accounting and consulting services to mid-sized businesses. The company also has tax operations in Canada, Australia, and the U.K.

WASTE MANAGEMENT - Waste Management, formerly USA Waste Services, is at the top of the U.S. solid-waste industry. The company serves about 27 million municipal, business and residential customers in the U.S., Canada and Mexico. It has a network of landfills and collection operations, as well as waste transfer, disposal, and recycling services.

BANK OF AMERICA - Bank of America, the #3 bank in the U.S., is the nation's first coast-to-coast bank. The company boasts some 4,500 retail branches in 21 states, claiming market share leadership in California, Florida, and Texas.

WHAT WERE CONDITIONS AT THE CLOSE OF THE FISCAL YEAR?
As the year ended, the economic outlook remained uncertain. Optimism about a resumption of economic growth--in part a result of the successes during the war in Afghanistan--was beginning to influence markets. And positive economic news was again appearing.
    The gross domestic product's contraction in the third quarter at an annual rate of 1.3% (the worst in 10 years), plus a December jump in unemployment by
1.8 percentage points seemed to mark the low point of the economic recession. For example, the Institute for Supply Management (ISM) reported the manufacturing sector expanded dramatically in December. The ISM Index rose nearly four points in December after 17 consecutive months of contraction. U.S. consumer confidence rose to 93.7 points, up from 84.9 points in November. And U.S. new home sales were up in November, as were sales of resale homes. It has traditionally taken about one year for interest rate cuts by the Federal Reserve Board to begin to affect the economy, and it appears we were at that point when the fiscal year closed.
    Stocks were favorably priced, and considerable cash remained in lower-returning money market funds that could be redeployed back into equities. Many observers had begun to anticipate recovery for both the economy and the stock market.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (9/10/01)      2.63%

    The performance figures shown here, which represent AIM V.I. Basic Value Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so fund shares (when redeemed) may be worth more or less than their original cost.
    Because the AIM V.I. Basic Value Fund Series I Shares are less than one year old, performance is cumulative and has not been annualized.
    The unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The Russell 1000 Value Fund Index measures performance of those Russell companies with lower price-to-book ratios and lower forecasted growth values.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses. Had fees and expenses not been waived returns would have been lower.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

                            AIM V.I. BASIC VALUE FUND

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                           MARKET
                                               SHARES       VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-93.95%

ADVERTISING-2.61%

Interpublic Group of Cos., Inc. (The)           17,800   $   525,812
====================================================================

ALUMINUM-1.52%

Alcoa Inc.                                       8,600       305,730
====================================================================

APPAREL RETAIL-2.64%

Gap, Inc. (The)                                 38,150       531,811
====================================================================

BANKS-7.31%

Bank of America Corp.                            9,750       613,762
--------------------------------------------------------------------
Bank One Corp.                                  10,100       394,405
--------------------------------------------------------------------
FleetBoston Financial Corp.                     12,750       465,375
====================================================================
                                                           1,473,542
====================================================================

BUILDING PRODUCTS-3.99%

American Standard Cos. Inc.(a)                   5,850       399,145
--------------------------------------------------------------------
Masco Corp.                                     16,500       404,250
====================================================================
                                                             803,395
====================================================================

CONSUMER ELECTRONICS-1.70%

Koninklijke (Royal) Phillips Electronics
  N.V.-ADR (Netherlands)                        11,750       342,042
====================================================================

DATA PROCESSING SERVICES-5.70%

Ceridian Corp.(a)                               25,800       483,750
--------------------------------------------------------------------
Certegy Inc.(a)                                  7,150       244,673
--------------------------------------------------------------------
First Data Corp.                                 5,350       419,707
====================================================================
                                                           1,148,130
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-5.44%

Equifax Inc.                                     2,950        71,242
--------------------------------------------------------------------
H&R Block, Inc.                                 16,500       737,550
--------------------------------------------------------------------
IMS Health Inc.                                 14,700       286,797
====================================================================
                                                           1,095,589
====================================================================

DIVERSIFIED FINANCIAL SERVICES-7.63%

Citigroup Inc.                                   8,400       424,032
--------------------------------------------------------------------
Freddie Mac                                      7,200       470,880
--------------------------------------------------------------------
J.P. Morgan Chase & Co.                         13,600       494,360
--------------------------------------------------------------------
Stilwell Financial, Inc.                         5,450       148,349
====================================================================
                                                           1,537,621
====================================================================

ELECTRIC UTILITIES-2.56%

Edison International(a)                          5,700        86,070
--------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                    4,550       118,755
--------------------------------------------------------------------
PG&E Corp.(a)                                   16,150       310,726
====================================================================
                                                             515,551
====================================================================

                                                           MARKET
                                               SHARES       VALUE

EMPLOYMENT SERVICES-1.26%

Robert Half International Inc.(a)                9,550   $   254,985
====================================================================

ENVIRONMENTAL SERVICES-3.63%

Waste Management, Inc.                          22,900       730,739
====================================================================

FOOD RETAIL-2.62%

Kroger Co. (The)(a)                             25,300       528,011
====================================================================

GENERAL MERCHANDISE STORES-2.17%

Target Corp.                                    10,650       437,182
====================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.04%

McKesson Corp.                                   5,600       209,440
====================================================================

HEALTH CARE FACILITIES-0.73%

Health Management Associates, Inc.-Class A(a)    8,050       148,120
====================================================================

HOTELS-1.24%

Starwood Hotels & Resorts Worldwide, Inc.        8,350       249,247
====================================================================

INDUSTRIAL CONGLOMERATES-2.85%

Tyco International Ltd. (Bermuda)                9,750       574,275
====================================================================

INDUSTRIAL GASES-1.28%

Air Products & Chemicals, Inc.                   5,500       258,005
====================================================================

INDUSTRIAL MACHINERY-1.55%

Parker-Hannifin Corp.                            6,800       312,188
====================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.95%

AT&T Corp.                                      10,550       191,377
====================================================================

LEISURE PRODUCTS-1.67%

Mattel, Inc.                                    19,550       336,260
====================================================================

LIFE & HEALTH INSURANCE-2.34%

Prudential Financial, Inc.(a)                    3,250       107,867
--------------------------------------------------------------------
UnumProvident Corp.                             13,750       364,513
====================================================================
                                                             472,380
====================================================================

MANAGED HEALTH CARE-4.02%

Anthem, Inc.(a)                                  4,650       230,175
--------------------------------------------------------------------
CIGNA Corp.                                      3,550       328,908
--------------------------------------------------------------------
UnitedHealth Group Inc.                          3,550       251,234
====================================================================
                                                             810,317
====================================================================

MOVIES & ENTERTAINMENT-1.72%

Walt Disney Co. (The)                           16,750       347,060
====================================================================

OIL & GAS DRILLING-5.86%

ENSCO International Inc.                        18,450       458,483
--------------------------------------------------------------------
Nabors Industries, Inc.(a)                       7,050       242,027
--------------------------------------------------------------------
Transocean Sedco Forex Inc.                     14,200       480,244
====================================================================
                                                           1,180,754
====================================================================

                             V.I. BASIC VALUE FUND

                                                           MARKET
                                               SHARES       VALUE

OIL & GAS EQUIPMENT & SERVICES-2.26%

Weatherford International, Inc.(a)              12,200   $   454,572
====================================================================

PAPER PRODUCTS-1.59%

International Paper Co.                          7,950       320,783
====================================================================

PROPERTY & CASUALTY INSURANCE-5.87%

ACE Ltd. (Bermuda)                               8,300       333,245
--------------------------------------------------------------------
MGIC Investment Corp.                            3,500       216,020
--------------------------------------------------------------------
Radian Group Inc.                                7,500       322,125
--------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                3,400       310,624
====================================================================
                                                           1,182,014
====================================================================

RESTAURANTS-1.70%

Tricon Global Restaurants, Inc.(a)               6,950       341,940
====================================================================

SEMICONDUCTOR EQUIPMENT-0.85%

Novellus Systems, Inc.(a)                        4,350       171,608
====================================================================

SEMICONDUCTORS-0.74%

Altera Corp.(a)                                  7,050       149,601
====================================================================

                                                           MARKET
                                               SHARES       VALUE

SYSTEMS SOFTWARE-3.58%

BMC Software, Inc.(a)                           11,750   $   192,348
--------------------------------------------------------------------
Computer Associates International, Inc.         15,350       529,422
====================================================================
                                                             721,770
====================================================================

TELECOMMUNICATIONS EQUIPMENT-1.33%

Motorola, Inc.                                  17,900       268,858
====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $17,893,619)                        18,930,709
====================================================================

MONEY MARKET FUNDS-9.12%

STIC Liquid Assets Portfolio(b)                919,315       919,315
--------------------------------------------------------------------
STIC Prime Portfolio(b)                        919,315       919,315
====================================================================
    Total Money Market Funds (Cost
      $1,838,630)                                          1,838,630
====================================================================
TOTAL INVESTMENTS-103.07% (Cost $19,732,249)              20,769,339
====================================================================
OTHER ASSETS LESS LIABILITIES-(3.07%)                       (618,489)
====================================================================
NET ASSETS-100.00%                                       $20,150,850
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                             V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001


ASSETS:

Investments, at market value (cost $19,732,249)  $20,769,339
------------------------------------------------------------
Receivables for:
  Investments sold                                    38,849
------------------------------------------------------------
  Fund shares sold                                   533,494
------------------------------------------------------------
  Dividends                                           17,758
------------------------------------------------------------
Investment for deferred compensation plan              1,093
============================================================
    Total assets                                  21,360,533
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,185,785
------------------------------------------------------------
  Fund shares reacquired                               7,919
------------------------------------------------------------
  Deferred compensation plan                           1,093
------------------------------------------------------------
Accrued administrative services fees                   3,778
------------------------------------------------------------
Accrued distribution fees                                225
------------------------------------------------------------
Accrued transfer agent fees                              266
------------------------------------------------------------
Accrued operating expenses                            10,617
============================================================
    Total liabilities                              1,209,683
============================================================
Net assets applicable to shares outstanding      $20,150,850
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $19,637,830
____________________________________________________________
============================================================
Series II                                        $   513,020
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           1,915,667
____________________________________________________________
============================================================
Series II                                             50,040
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     10.25
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     10.25
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the period September 10, 2001
(Date operations commenced) to December 31, 2001


INVESTMENT INCOME:

Dividends                                         $   31,023
------------------------------------------------------------
Dividends from affiliated money market funds           5,821
------------------------------------------------------------
Interest                                               3,180
============================================================
    Total investment income                           40,024
============================================================

EXPENSES:

Advisory fees                                         18,656
------------------------------------------------------------
Administrative services fees                          19,397
------------------------------------------------------------
Custodian fees                                         9,460
------------------------------------------------------------
Distribution fees -- Series II                           375
------------------------------------------------------------
Transfer agent fees                                      921
------------------------------------------------------------
Trustees' fees                                         1,977
------------------------------------------------------------
Printing                                               7,411
------------------------------------------------------------
Professional fees                                      9,386
============================================================
    Total expenses                                    67,583
============================================================
Less: Fees waived & expenses reimbursed              (34,607)
============================================================
    Net expenses                                      32,976
============================================================
Net investment income                                  7,048
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (112,647)
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            1,037,090
------------------------------------------------------------
Net gain from investment securities                  924,443
============================================================
Net increase in net assets resulting from
  operations                                      $  931,491
____________________________________________________________
============================================================

See Notes to Financial Statements.

                             V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
For the period September 10, 2001 (Date operations commenced) to December 31,
2001

                                                                   2001
                                                                -----------
OPERATIONS:

  Net investment income                                         $     7,048
---------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              (112,647)
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    1,037,090
===========================================================================
    Net increase in net assets resulting from operations            931,491
===========================================================================
Distributions to shareholders from net investment income:
  Series I                                                          (18,751)
---------------------------------------------------------------------------
  Series II                                                            (380)
---------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       18,738,090
---------------------------------------------------------------------------
  Series II                                                         500,400
===========================================================================
    Net increase in net assets                                   20,150,850
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period                                                 $20,150,850
___________________________________________________________________________
===========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $19,227,129
---------------------------------------------------------------------------
  Undistributed net investment income                                  (722)
---------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                     (112,647)
---------------------------------------------------------------------------
  Unrealized appreciation of investment securities                1,037,090
===========================================================================
                                                                $20,150,850
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

                             V.I. BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. The Fund commenced operations on September 10, 2001.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $11,361 and shares of beneficial interest decreased by $11,361 due to differing book/tax treatments of organizational expenses. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had a capital loss carryforward of $4,100 which expires December 31, 2009. As of December 31, 2001 the Fund has a post-October capital loss deferral of $105,400 which will be recognized in the following tax year.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the

                             V.I. BASIC VALUE FUND

Fund's average daily net assets, plus $0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to waive advisory fees of Series I and II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period September 10, 2001 (date operations commenced) through December 31, 2001, AIM waived fees of $18,656 and reimbursed fees of $15,801.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the period September 10, 2001 (date operations commenced) through December 31, 2001, the Fund paid AIM $19,397 of which AIM retained $15,616 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $630 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of up to 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of 0.25% of the average daily net assets of the Series II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributions has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the period September 10, 2001 (date operations commenced) through December 31, 2001, the Series II shares paid AIM Distributors $225 as compensation under the Plan. For the period September 10, 2001 (date operations commenced) through December 31, 2001, AIM waived fees of $150.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  The law firm of Kramer, Levin, Naftalis & Frankel LLP, of which a trustee is a member, is counsel to the Board of Trustees. During the period September 10, 2001 (date operations commenced) through December 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period September 10, 2001 (date operations commenced) through December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 was as follows:

Distributions paid from
  Ordinary income                                $19,131
________________________________________________________
========================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $    371
--------------------------------------------------------
Capital loss carryforward                         (4,100)
--------------------------------------------------------
Unrealized appreciation                          927,450
========================================================
                                                $923,721
________________________________________________________
========================================================


The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, and other deferrals.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period September 10, 2001 (date operations commenced) through December 31, 2001 was $18,281,408 and $275,142, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                        $1,229,103
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (195,160)
=========================================================
Net unrealized appreciation of investment
  securities                                   $1,033,943
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $19,735,396.

                             V.I. BASIC VALUE FUND

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the period September 10, 2001 (date operations commenced) through December 31, 2001 were as follows:

                                                                        2001
                                                              ------------------------
                                                               SHARES        AMOUNT
                                                              ---------    -----------
Sold:
  Series I                                                    1,956,344    $19,139,289
--------------------------------------------------------------------------------------
  Series II                                                      50,002        500,020
======================================================================================
Issued as reinvestment of dividends:
  Series I                                                        1,886         18,751
--------------------------------------------------------------------------------------
  Series II                                                          38            380
======================================================================================
Reacquired:
  Series I                                                      (42,563)      (419,950)
======================================================================================
                                                              1,965,707    $19,238,490
______________________________________________________________________________________
======================================================================================

                             V.I. BASIC VALUE FUND

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   SERIES I
                                                              SEPTEMBER 10, 2001
                                                               (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2001
                                                              ------------------
Net asset value, beginning of period                               $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.01
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.25
================================================================================
    Total from investment operations                                  0.26
================================================================================
Less distributions from net investment income                        (0.01)
================================================================================
Net asset value, end of period                                     $ 10.25
________________________________________________________________________________
================================================================================
Total return(a)                                                       2.63%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $19,638
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.27%(b)
--------------------------------------------------------------------------------
  Without fee waivers                                                 2.61%(b)
================================================================================
Ratio of net investment income to average net assets                  0.28%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                  4%
________________________________________________________________________________
================================================================================

(a) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total return for the period shown.
(b)  Ratios are annualized and based on average daily net assets of $7,827,093.

                             V.I. BASIC VALUE FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund, as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002



                             V.I. BASIC VALUE FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                             V.I. BASIC VALUE FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza          A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                  11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046          Suite 100                 Suite 100                  Suite 800
                           Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner            Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500     & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007     919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                           New York, NY 10022                                   Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 100% is eligible for the dividends received deduction for corporations.
                             V.I. BASIC VALUE FUND

                   AIM V.I. BLUE CHIP FUND - SERIES I SHARES

MARKET TAKES TOLL ON STOCKS, INCLUDING BLUE CHIPS

HOW DID AIM V.I. BLUE CHIP FUND PERFORM DURING THE FISCAL YEAR?
Market conditions were challenging to say the least. Large-cap stocks, the type in which AIM V.I. Blue Chip Fund invests, were hit particularly hard. The -22.54% total return for Series I Shares for the fiscal year reflects the difficulty faced by all large-cap equity funds. Funds similar to yours included in the Lipper Large Cap Growth Fund Index produced total return of -23.87%, while the Russell 1000 Growth Index, an index of large growth stocks, returned -20.42%.
    Fund performance, like that of the markets in general, improved late in the fiscal year. For the final quarter of 2001, Series I Shares produced total return of 12.52%.

WHAT WERE MARKET CONDITIONS DURING THE FISCAL YEAR?
In 2000 and 2001, the major stock benchmarks produced back-to-back years of negative returns for the first time since the famous bear market of 1973-74. The Dow Jones Industrials returned -5.42% during 2001; the S&P 500 was down 11.88% for the year. Officially, the U.S. economy entered a recession in March 2001. The Federal Reserve Board (the Fed) repeatedly tried to turn the economy around, lowering interest rates an unprecedented 11 times during the fiscal year, taking the target federal funds rate to 1.75%, its lowest level in 40 years.

WHAT HAPPENED TO LARGE-CAP STOCKS?
The large-cap area, which was one of the beneficiaries of the growth of the late 1990s, was one of the hardest hit areas during the fiscal year. Even solid companies with good fundamentals saw their stock prices decline. The high-quality, market-leading stocks that AIM V.I. Blue Chip Fund seeks typically have premium valuations, and these highly valued stocks were punished as many investors sought stocks in undervalued market sectors or abandoned stocks to invest in fixed-income or money market securities. Very few blue chip firms posted increasing earnings; in fact, many lowered their earnings expectations. (On the positive side, this means many of these companies are now available at historically low valuations, presenting exciting prospects for future growth.)

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to emphasize active, bottom-up stock selection. We feel it is crucial to be selective in this environment, because difficult times tend to separate the strong from the weak. We continued to focus on long-term, market-leading companies emphasizing such indicators as market share gains, financial strength, new products, strong research and development, and firming demand.
    We also stayed diversified across market sectors. Sector diversification is a fundamental policy of AIM V.I. Blue Chip Fund.

FUND AT A GLANCE

AIM V.I. Blue Chip Fund is for shareholders who seek long-term growth of capital primarily with a secondary objective of current income, by investing in a relatively conservative portfolio of large, established companies.

INVESTMENT STYLE: Blends AIM's growth and GARP (growth at a reasonable price) investment disciplines.

o Emphasizes high-quality companies with strong business franchises and leading competitive positions

o   Diversifies across all sectors of the Russell 1000 Index

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=============================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------
 1. General Electric Co.                4.7%      1. Diversified Financial Services     12.1%

 2. Citigroup Inc.                      3.6       2. Pharmaceuticals                    11.6

 3. Microsoft Corp.                     3.3       3. Industrial Conglomerates            7.9

 4. Pfizer Inc.                         3.3       4. Systems Software                    5.4

 5. Tyco International Ltd. (Bermuda)   3.1       5. General Merchandise Stores          4.2

 6. Exxon Mobil Corp.                   2.9       6. Semiconductors                      4.1

 7. American International Group, Inc.  2.7       7. Movies & Entertainment              3.1

 8. Wal-Mart Stores, Inc.               2.5       8. Health Care Equipment               3.0

 9. Home Depot, Inc. (The)              2.5       9. Integrated Oil & Gas                2.9

10. Cisco Systems, Inc.                 2.5      10. Multi-Line Insurance                2.7

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
=============================================================================================

                   AIM V.I. BLUE CHIP FUND - SERIES I SHARES

WHAT WERE SOME INTERESTING COMPANIES YOU HOLD?
Since our last report to you, dated June 30, 2001, these are some holdings new to the portfolio:

o Wells Fargo, the fifth largest bank in the United States, serves both consumers and businesses with banking and investment services and is one of the country's largest mortgage bankers. It has reported substantial revenue and earnings growth.
o Abbott Laboratories, another company that has reported substantial sales and earnings growth, produces specialized pharmaceutical and hospital products and also consumer products such as the infant formula Similac and the nutritional supplement Ensure.
o Prudential Financial, which became a publicly traded company late in the fiscal year in a major IPO, is a leading life insurer, and also offers real estate brokerage and asset management services.

    Among our top-10 holdings that have done well are Wal-Mart, the retail giant; and Home Depot, the world's largest home improvement chain. In a Christmas shopping season generally considered lackluster, Wal-Mart posted strong year-over-year sales growth. Home Depot continues to expand domestically and beyond U.S. borders and to report healthy sales and earnings growth.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
While the economic and market situation had improved late in the year, the outlook remained uncertain. During the third quarter of 2001, the nation's gross domestic product contracted at a 1.3% annual rate, its most dramatic decline in 10 years. The unemployment rate jumped 1.8 percentage points over the year, to 5.8% during December.
    However, there were also positive signs. The Institute for Supply Management reported that the service sector expanded at an accelerating pace in December, and though manufacturing declined that month for the 17th month in a row, the rate of decline had slowed considerably. Oil prices were dropping, reducing fuel costs for corporations and consumers. Inflation remained low, and consumer confidence was on an upswing. Many observers had begun to think the economy and the markets looked poised for a much-needed rebound.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/29/99-12/31/01

================================================================================
(HYPO Chart)

                AIM V.I. BLUE CHIP                          LIPPER LARGE CAP
               FUND SERIES I SHARES     RUSSELL 1000      GROWTH FUND INDEX
1/00                $ 9,700               $10,103               $ 9,564
2/00                  9,920                10,812                10,436
3/00                 10,760                 9,975                10,088
4/00                 10,330                 9,401                 9,827
5/00                 10,020                10,023                10,078
6/00                 10,460                 9,820                 9,910
7/00                 10,370                10,669                10,644
8/00                 10,990                 9,855                10,150
9/00                 10,300                 9,334                10,028
10/00                10,049                 8,082                 9,110
11/00                 9,149                 8,032                 9,221
12/00                 9,181                 8,265                 9,524
1/01                  9,371                 6,986                 8,636
2/01                  8,140                 6,260                 8,062
3/01                  7,360                 6,932                 8,710
4/01                  8,100                 6,879                 8,769
5/01                  8,080                 6,681                 8,571
6/01                  7,790                 6,442                 8,454
7/01                  7,540                 5,952                 7,938
8/01                  6,960                 5,353                 7,265
9/01                  6,320                 5,575                 7,416
10/01                 6,560                 6,086                 7,987
11/01                 7,090                 6,115                 8,073
12/01                 7,112                 8,073                 6,115

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
 Inception (12/29/99)        -15.63%
  1 year                     -22.54

The performance figures shown here, which represent AIM V.I. Blue Chip Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so fund shares (when redeemed) may be worth more or less than their original cost.
    The unmanaged Russell 1000 Stock Index represents the performance of the stocks of large-capitalization companies. The Growth segment measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values.
    The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    Performance for these indexes is for the period 12/31/99 - 12/31/01
    The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                             MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-93.63%

ADVERTISING-0.59%

Interpublic Group of Cos., Inc. (The)             12,000   $   354,480
======================================================================

AEROSPACE & DEFENSE-1.35%

General Dynamics Corp.                             3,700       294,668
----------------------------------------------------------------------
United Technologies Corp.                          8,000       517,040
======================================================================
                                                               811,708
======================================================================

ALUMINUM-0.64%

Alcoa Inc.                                        10,800       383,940
======================================================================

BANKS-2.24%

Fifth Third Bancorp                               12,300       757,434
----------------------------------------------------------------------
Wells Fargo & Co.                                 13,600       590,920
======================================================================
                                                             1,348,354
======================================================================

BIOTECHNOLOGY-1.18%

Amgen Inc.(a)                                     12,600       711,144
======================================================================

COMPUTER HARDWARE-2.48%

Dell Computer Corp.(a)                            11,900       323,442
----------------------------------------------------------------------
International Business Machines Corp.              5,700       689,472
----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         38,900       480,026
======================================================================
                                                             1,492,940
======================================================================

COMPUTER STORAGE & PERIPHERALS-0.25%

EMC Corp.(a)                                      11,400       153,216
======================================================================

DATA PROCESSING SERVICES-2.19%

First Data Corp.                                  10,400       815,880
----------------------------------------------------------------------
Fiserv, Inc.(a)                                   11,800       499,376
======================================================================
                                                             1,315,256
======================================================================

DEPARTMENT STORES-0.59%

Kohl's Corp.(a)                                    5,000       352,200
======================================================================

DIVERSIFIED FINANCIAL SERVICES-12.05%

Citigroup Inc.                                    42,600     2,150,448
----------------------------------------------------------------------
Fannie Mae                                        12,800     1,017,600
----------------------------------------------------------------------
Freddie Mac                                       13,600       889,440
----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    3,700       343,175
----------------------------------------------------------------------
J.P. Morgan Chase & Co.                           23,200       843,320
----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         19,800     1,031,976
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  17,300       967,762
======================================================================
                                                             7,243,721
======================================================================

DRUG RETAIL-0.45%

Walgreen Co.                                       8,000       269,280
======================================================================

ELECTRIC UTILITIES-0.89%

Duke Energy Corp.                                 13,600       533,936
======================================================================

                                                             MARKET
                                                SHARES        VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.93%

Sanmina-SCI Corp.(a)                              28,000   $   557,200
======================================================================

FOOD DISTRIBUTORS-1.05%

Sysco Corp.                                       24,100       631,902
======================================================================

FOOD RETAIL-0.78%

Safeway Inc.(a)                                   11,200       467,600
======================================================================

GAS UTILITIES-0.68%

El Paso Corp.                                      9,200       410,412
======================================================================

GENERAL MERCHANDISE STORES-4.19%

Costco Wholesale Corp.(a)                          6,000       266,280
----------------------------------------------------------------------
Target Corp.                                      17,700       726,585
----------------------------------------------------------------------
Wal-Mart Stores, Inc.                             26,500     1,525,075
======================================================================
                                                             2,517,940
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.06%

Cardinal Health, Inc.                              9,900       640,134
======================================================================

HEALTH CARE EQUIPMENT-2.99%

Baxter International Inc.                         11,100       595,293
----------------------------------------------------------------------
Medtronic, Inc.                                   16,600       850,086
----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          1,900       147,535
----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           6,800       207,672
======================================================================
                                                             1,800,586
======================================================================

HEALTH CARE FACILITIES-1.11%

HCA Inc.                                          17,300       666,742
======================================================================

HOME IMPROVEMENT RETAIL-2.51%

Home Depot, Inc. (The)                            29,600     1,509,896
======================================================================

HOUSEHOLD PRODUCTS-1.04%

Colgate-Palmolive Co.                             10,800       623,700
======================================================================

INDUSTRIAL CONGLOMERATES-7.85%

General Electric Co.                              71,000     2,845,680
----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 31,800     1,873,020
======================================================================
                                                             4,718,700
======================================================================

INDUSTRIAL GASES-0.65%

Air Products & Chemicals, Inc.                     8,300       389,353
======================================================================

INTEGRATED OIL & GAS-2.86%

Exxon Mobil Corp.                                 43,800     1,721,340
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.78%

BellSouth Corp.                                    7,700       293,755
----------------------------------------------------------------------
SBC Communications Inc.                           19,800       775,566
======================================================================
                                                             1,069,321
======================================================================

LIFE & HEALTH INSURANCE-0.55%

Prudential Financial, Inc.(a)                      9,900       328,581
======================================================================

                            AIM V.I. BLUE CHIP FUND

                                                             MARKET
                                                SHARES        VALUE

MANAGED HEALTH CARE-0.79%

UnitedHealth Group Inc.                            6,700   $   474,159
======================================================================

MOVIES & ENTERTAINMENT-3.09%

AOL Time Warner Inc.(a)                           35,800     1,149,180
----------------------------------------------------------------------
Viacom Inc.- Class B(a)                           16,100       710,815
======================================================================
                                                             1,859,995
======================================================================

MULTI-LINE INSURANCE-2.73%

American International Group, Inc.                20,700     1,643,580
======================================================================

MULTI-UTILITIES-0.49%

Dynegy Inc.-Class A                               11,600       295,800
======================================================================

NETWORKING EQUIPMENT-2.50%

Cisco Systems, Inc.(a)                            82,900     1,501,319
======================================================================

OIL & GAS DRILLING-0.26%

ENSCO International Inc.                           6,300       156,555
======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.58%

Schlumberger Ltd.                                  6,400       351,680
======================================================================

PHARMACEUTICALS-11.61%

Abbott Laboratories                                7,800       434,850
----------------------------------------------------------------------
Allergan, Inc.                                    13,000       975,650
----------------------------------------------------------------------
American Home Products Corp.                       8,000       490,880
----------------------------------------------------------------------
Bristol-Myers Squibb Co.                          17,600       897,600
----------------------------------------------------------------------
Johnson & Johnson                                 24,700     1,459,770
----------------------------------------------------------------------
Pfizer Inc.                                       49,400     1,968,590
----------------------------------------------------------------------
Pharmacia Corp.                                    7,400       315,610
----------------------------------------------------------------------
Schering-Plough Corp.                             12,300       440,463
======================================================================
                                                             6,983,413
======================================================================

PROPERTY & CASUALTY INSURANCE-0.47%

ACE Ltd. (Bermuda)                                 4,100       164,615
----------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  1,300       118,768
======================================================================
                                                               283,383
======================================================================

RAILROADS-0.42%

Canadian National Railway Co. (Canada)             5,200       251,056
======================================================================

SEMICONDUCTOR EQUIPMENT-2.39%

Applied Materials, Inc.(a)                        19,100       765,910
----------------------------------------------------------------------
KLA-Tencor Corp.(a)                               13,600       674,016
======================================================================
                                                             1,439,926
======================================================================

SEMICONDUCTORS-4.13%

Altera Corp.(a)                                   15,000       318,300
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Analog Devices, Inc.(a)                            9,400   $   417,266
----------------------------------------------------------------------
Intel Corp.                                       18,500       581,825
----------------------------------------------------------------------
Linear Technology Corp.                            3,700       144,448
----------------------------------------------------------------------
Texas Instruments Inc.                            18,300       512,400
----------------------------------------------------------------------
Xilinx, Inc.(a)                                   13,000       507,650
======================================================================
                                                             2,481,889
======================================================================

SOFT DRINKS-1.17%

PepsiCo, Inc.                                     14,500       706,005
======================================================================

SPECIALTY STORES-0.55%

Bed Bath & Beyond Inc.(a)                          9,700       328,830
======================================================================

SYSTEMS SOFTWARE-5.44%

Microsoft Corp.(a)                                30,300     2,007,981
----------------------------------------------------------------------
Oracle Corp.(a)                                   41,000       566,210
----------------------------------------------------------------------
VERITAS Software Corp.(a)                         15,500       694,710
======================================================================
                                                             3,268,901
======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.12%

Nokia Oyj-ADR (Finland)                           22,200       544,566
----------------------------------------------------------------------
QUALCOMM Inc.(a)                                   2,500       126,250
======================================================================
                                                               670,816
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.96%

Vodafone Group PLC-ADR (United Kingdom)           22,500       577,800
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $61,072,450)                          56,298,689
======================================================================

                                               PRINCIPAL
                                                AMOUNT
U.S. TREASURY BILLS-0.83%

  1.73%, 03/21/02 (Cost $498,212)(b)           $ 500,000(c)     498,315
======================================================================

                                                SHARES
MONEY MARKET FUNDS-5.08%

STIC Liquid Assets Portfolio(d)                1,526,899     1,526,899
----------------------------------------------------------------------
STIC Prime Portfolio(d)                        1,526,899     1,526,899
======================================================================
    Total Money Market Funds (Cost
      $3,053,798)                                            3,053,798
======================================================================
TOTAL INVESTMENTS-99.54% (COST $64,624,460)                 59,850,802
======================================================================
OTHER ASSETS LESS LIABILITIES-0.46%                            277,930
======================================================================
NET ASSETS-100.00%                                         $60,128,732
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount at issue.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $64,624,460)  $59,850,802
------------------------------------------------------------
Receivables for:
  Investments sold                                    63,453
------------------------------------------------------------
  Fund shares sold                                   252,284
------------------------------------------------------------
  Dividends                                           38,999
------------------------------------------------------------
Investment for deferred compensation plan             12,380
============================================================
    Total assets                                  60,217,918
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                               1,242
------------------------------------------------------------
  Deferred compensation plan                          12,380
------------------------------------------------------------
  Variation margin                                    12,625
------------------------------------------------------------
Accrued administrative services fees                  28,511
------------------------------------------------------------
Accrued transfer agent fees                              548
------------------------------------------------------------
Accrued operating expenses                            33,880
============================================================
    Total liabilities                                 89,186
============================================================
Net assets applicable to shares outstanding      $60,128,732
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           8,462,400
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      7.11
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,141)                                        $   347,615
------------------------------------------------------------
Dividends from affiliated money market funds         117,779
------------------------------------------------------------
Interest                                              10,959
============================================================
    Total investment income                          476,353
============================================================

EXPENSES:

Advisory fees                                        328,003
------------------------------------------------------------
Administrative services fees                         132,857
------------------------------------------------------------
Custodian fees                                        37,145
------------------------------------------------------------
Transfer agent fees                                    3,615
------------------------------------------------------------
Other                                                 49,293
============================================================
    Total expenses                                   550,913
============================================================
Less: Fees waived                                       (205)
------------------------------------------------------------
    Expenses paid indirectly                             (29)
============================================================
    Net expenses                                     550,679
============================================================
Net investment income (loss)                         (74,326)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (6,822,520)
------------------------------------------------------------
  Futures contracts                                 (797,011)
============================================================
                                                  (7,619,531)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (2,915,115)
------------------------------------------------------------
  Futures contracts                                  785,623
============================================================
                                                  (2,129,492)
============================================================
Net gain (loss) from investment securities and
  futures contracts                               (9,749,023)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(9,823,349)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (74,326)   $     7,449
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                          (7,619,531)      (931,863)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                (2,129,492)    (1,903,560)
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (9,823,349)    (2,827,974)
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                         (8,180)        (5,295)
----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                     40,173,563     31,620,363
========================================================================================
    Net increase in net assets                                 30,342,034     28,787,094
========================================================================================

NET ASSETS:

  Beginning of year                                            29,786,698        999,604
========================================================================================
  End of year                                                 $60,128,732    $29,786,698
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $72,726,131    $32,620,351
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (12,379)         2,344
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                           (8,551,394)      (931,863)
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                           (4,033,626)    (1,904,134)
========================================================================================
                                                              $60,128,732    $29,786,698
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital, with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $67,783 and shares of beneficial interest was decreased by $67,783 as a result of net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $5,819,749 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD      EXPIRATION
   ------------      ----------
    $  427,121    December 31, 2008
   ------------------------------------
     5,392,628    December 31, 2009
   ------------------------------------
    $5,819,749
   ____________________________________
   ====================================

                            AIM V.I. BLUE CHIP FUND

   As of December 31, 2001 the fund has a post-October capital loss deferral of $897,262 which will be recognized in the following tax year.

E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $205.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $132,857 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $728 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,104 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $29 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $29.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                            AIM V.I. BLUE CHIP FUND

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                          2001      2000
                                         ------    ------
Distributions paid from ordinary income  $8,180    $5,295
_________________________________________________________
=========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $ (5,819,749)
---------------------------------------------------------
Unrealized appreciation (depreciation)         (6,777,650)
=========================================================
                                             $(12,597,399)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $47,245,678 and $7,812,012, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                       $ 1,900,778
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (7,768,788)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,868,010)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $65,718,812.


NOTE 8-FUTURES CONTRACTS

On December 31, 2001, $100,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2001 were as follows:

                        NO. OF       MONTH/        MARKET      UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT      VALUE      APPRECIATION
--------               ---------   -----------   ----------   ------------
S&P 500 Mini               5       Mar-02/Long   $1,436,500     $740,032
__________________________________________________________________________
==========================================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                        2001                         2000
                                                              -------------------------    ------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------    -----------    ---------    -----------
Sold:
  Series I                                                     6,509,601    $49,761,632    3,269,461    $32,869,874
===================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         1,178          8,180          556          5,295
===================================================================================================================
Reacquired:
  Series I                                                    (1,292,618)    (9,596,249)    (125,779)    (1,254,806)
===================================================================================================================
                                                               5,218,161    $40,173,563    3,144,238    $31,620,363
___________________________________________________________________________________________________________________
===================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             SERIES I
                                                              ---------------------------------------
                                                                                    DECEMBER 29, 1999
                                                                  YEAR ENDED        (DATE OPERATIONS
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              ------------------      DECEMBER 31,
                                                               2001      2000(a)          1999
                                                              -------    -------    -----------------
Net asset value, beginning of period                          $  9.18    $ 10.00         $10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)      0.02             --
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.06)     (0.84)            --
=====================================================================================================
    Total from investment operations                            (2.07)     (0.82)            --
=====================================================================================================
Less distributions from net investment income                      --         --             --
=====================================================================================================
Net asset value, end of period                                $  7.11    $  9.18         $10.00
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                (22.54)%    (8.18)%           --
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,129    $29,787         $1,000
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.26%(c)   1.31%          1.30%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.26%(c)   2.13%         12.49%(d)
=====================================================================================================
Ratio of net investment income (loss) to average net assets     (0.17)%(c)  0.07%          3.07%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate                                            19%        15%            --
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $43,733,761.
(d)  Annualized.

                            AIM V.I. BLUE CHIP FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                            AIM V.I. BLUE CHIP FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                            AIM V.I. BLUE CHIP FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; and Director and President,
                                    Fund Management Company; and Vice President, A I M
                                    Advisors, Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND       INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza        A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046        Suite 100                 Suite 100                  Suite 800
                         Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND      COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner          Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500   & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007   919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                         New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 100% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 2.28% was derived from U.S. Treasury
Obligations.

                            AIM V.I. BLUE CHIP FUND

              AIM V.I. CAPITAL APPRECIATION FUND - SERIES I SHARES

FUND CONTENDS WITH TERRORIST ATTACKS, MARKET DROP


MOST MAJOR STOCK MARKET INDEXES SUFFERED LOSSES DURING THE REPORTING PERIOD. HOW DID AIM V.I. CAPITAL APPRECIATION FUND SERIES I SHARES PERFORM?
The severe and protracted bear market for growth stocks, which was exacerbated by the terrorist attacks of September 11, took its toll on the fund's performance. Total return was -23.28% for the Series I Shares for the fiscal year ended December 31, 2001. This return was in line with other funds that invest in growth stocks. Over the same period, the Lipper Multi-Cap Growth Fund Index returned -25.16%.
    The fund's performance improved significantly during the last three months of the reporting period. Total return for the three months ended December 31, 2001, was 18.36% for Series I Shares.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The terrorist attacks of September 11 compounded an already difficult situation for stock markets. Even before the attacks, major stock market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused key market indexes to drop. However, stocks shook off the effects of the terrorist attacks and rallied in the fourth quarter of 2001. During that quarter, the Federal Reserve Board (the
Fed) approved its ninth, 10th and 11th interest rate cuts of 2001, reducing the key federal funds rate to 1.75%--its lowest level in decades. Additionally, the United States and its allies took military action against terrorism.
    Most stock market indexes were down for the year, with growth-stock indexes generally sustaining double-digit losses. For the year, value stocks outperformed growth stocks by a significant margin. However, only mid- and small-cap value stocks posted gains for the 12-month period. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks bounced back impressively in the fourth quarter, enabling the fund to recoup some of its losses.

HOW DID YOU MANAGE THE FUND?
While maintaining our stock-selection strategy, which focuses on a bottom-up analysis of individual companies, we diversified the fund more broadly over several sectors. Considering the difficult market environment, we felt this was a more appropriate strategy than focusing our stock selections in one particular sector.
    While most market sectors sustained losses during the fiscal year, some were more drastically affected than others. For example, information technology stocks, which are especially sensitive to economic slowdowns, were particularly hard hit, and the fund's emphasis on this sector at the outset of the reporting period hurt its performance. During the fiscal year, we reduced the fund's exposure to information technology stocks. The fund still had significant tech holdings at the close of the fiscal year, enabling it to benefit from a rally in this sector in the fourth quarter of 2001.

FUND AT A GLANCE

AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)
o   Invests in companies with strong earnings growth potential
o   Can invest across the entire market capitalization spectrum

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

==================================================================================================================
Top 10 Holdings                                                     Top 10 Industries
------------------------------------------------------------------------------------------------------------------
 1.  Microsoft Corp.                             4.1%               1.  Diversified Financial Services      10.8%

 2.  Fiserv, Inc                                 3.2                2.  Pharmaceuticals                      6.2

 3.  Goldman Sachs Group, Inc.(The)              2.3                3.  Semiconductors                       5.5

 4.  American International Group, Inc.          2.2                4.  Systems Software                     4.1

 5.  Lowe's Cos., Inc.                           2.1                5.  Data Processing Services             4.0

 6.  Kohl's Corp.                                2.0                6.  Advertising                          3.9

 7.  Pfizer, Inc                                 2.0                7.  Specialty Stores                     3.8

 8.  Bed Bath and Beyond Inc.                    2.0                8.  Semiconductor Equipment              3.6

 9.  Morgan Stanley Dean Witter & Co.            1.9                9.  IT Consulting & Services             3.6

10.  Omnicom Group Inc.                          1.9               10.  Computer Hardware                    3.4

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any  particular security.
==================================================================================================================

              AIM V.I. CAPITAL APPRECIATION FUND - SERIES I SHARES

    The fund's consumer-discretionary holdings had a positive impact on performance. Anticipation that Americans would have more money to spend because of tax cuts and declining energy costs made consumer-discretionary stocks, which include many retailers, attractive to investors.
    We took advantage of the market downturn to upgrade the fund's holdings. We invested in strong companies whose stock prices may have declined primarily because of a negative market sentiment. We also sought to achieve a balance between "core growth" holdings and the stocks of companies with the potential to experience accelerated revenue/earnings growth. Core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--may help reduce volatility. On the other hand, the stocks of companies expected to experience strong revenue/earnings growth have the potential to boost fund performance.

WHAT WERE SOME OF THE TOP HOLDINGS IN THE PORTFOLIO?
o Microsoft, the world's leading software company, provides a wide range of software and services. The company, which has reached a tentative settlement with the U.S. government in an antitrust case, has expanded into travel services, interactive television and video game consoles.
o Fiserv is a top provider of data-processing and business-support services for more than 10,000 financial institutions, including banks, credit unions and insurance companies.
o Goldman Sachs is a leader in investment banking with more than 40 offices worldwide.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
At the close of 2001, the situation was mixed. The nation's gross domestic product (GDP) contracted at an annual rate of 1.3% in the third quarter of 2001, its most dramatic decline in 10 years, and the nation's unemployment rate jumped from 4.9% to 5.8% between August and December.
    There were positive signs, however. Consumer confidence began to re- bound toward the end of the year. Inflation remained low and oil prices were dropping.

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/01

================================================================================
(HYPO Chart)
             AIM V.I. CAPITAL
            APPRECIATION FUND    LIPPER MULTI-CAP
             SERIES I SHARES    GROWTH FUND INDEX       S&P 500
5/93            $10,320            $10,543             $10,266
6/93             10,200             10,645              10,296
                 10,390             10,648              10,255
                 10,989             11,184              10,643
                 11,369             11,421              10,562
                 11,440             11,554              10,780
                 11,260             11,205              10,677
12/93            11,949             11,583              10,806
                 12,590             11,968              11,173
                 12,830             11,775              10,870
                 11,819             11,143              10,397
                 11,940             11,153              10,530
                 11,769             11,119              10,702
6/94             11,098             10,657              10,441
                 11,378             10,962              10,783
                 12,209             11,569              11,224
                 12,239             11,391              10,950
                 12,620             11,614              11,196
                 12,069             11,161              10,788
12/94            12,248             11,256              10,948
                 12,097             11,253              11,232
                 12,750             11,707              11,669
                 13,342             12,089              12,013
                 13,624             12,335              12,367
                 13,996             12,657              12,860
6/95             15,100             13,428              13,158
                 16,536             14,286              13,594
                 16,677             14,404              13,628
                 17,259             14,800              14,203
                 16,888             14,613              14,152
                 17,089             15,099              14,773
12/95            16,620             15,051              15,058
                 16,772             15,280              15,569
                 17,666             15,729              15,714
                 17,646             15,822              15,866
                 18,732             16,526              16,099
                 19,323             16,980              16,514
6/96             18,601             16,615              16,577
                 17,005             15,411              15,845
                 17,979             16,086              16,180
                 19,346             17,131              17,089
                 19,034             17,091              17,561
                 19,978             18,066              18,887
12/96            19,547             17,738              18,513
                 20,403             18,590              19,669
                 19,558             18,076              19,823
                 18,361             17,144              19,010
                 18,694             17,687              20,144
                 20,535             19,188              21,376
6/97             21,180             19,908              22,326
                 23,353             21,741              24,102
                 23,082             21,146              22,753
                 24,190             22,484              23,998
                 22,649             21,489              23,197
                 22,398             21,625              24,270
12/97            22,191             21,809              24,687
                 21,763             21,904              24,960
                 23,813             23,727              26,759
                 24,609             24,884              28,128
                 25,221             25,173              28,416
                 24,069             24,217              27,928
6/98             25,039             25,461              29,062
                 24,162             24,841              28,755
                 19,683             20,242              24,600
                 21,346             21,701              26,178
                 22,388             22,921              28,304
                 23,735             24,517              30,019
12/98            26,479             27,217              31,747
                 26,953             28,891              33,074
                 25,250             27,385              32,047
                 26,386             28,943              33,328
                 27,228             29,646              34,619
                 27,113             29,074              33,802
6/99             29,006             31,107              35,673
                 28,156             30,407              34,564
                 28,018             30,103              34,393
                 28,206             29,930              33,451
                 30,256             32,038              35,567
                 32,852             34,608              36,290
12/99            38,299             39,834              38,425
                 37,644             39,430              36,494
                 42,576             45,734              35,804
                 43,619             45,554              39,305
                 40,282             41,734              38,123
                 37,873             38,920              37,341
6/00             41,456             42,780              38,261
                 41,046             41,437              37,663
                 46,439             45,925              40,001
                 43,834             43,135              37,890
                 40,853             40,629              37,729
                 33,124             33,975              34,757
12/00            34,124             35,032              34,927
                 35,782             35,743              36,166
                 30,229             30,511              32,870
                 26,910             27,241              30,789
                 29,587             30,566              33,180
                 29,288             30,402              33,402
6/01             28,758             29,861              32,590
                 27,674             28,249              32,269
                 25,305             25,810              30,251
                 22,119             21,974              27,808
                 23,391             23,548              28,339
                 25,737             25,815              30,512
12/01            26,155             26,218              30,779

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (5/5/93)          11.75%
  5 Years                     6.00
  1 Year                    -23.28

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
    The performance figures, which represent AIM V.I. Capital Appreciation Fund Series I Shares, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level, and these charges would reduce total return. The performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate so fund shares, when redeemed, may be worth more or less than their original cost.
    Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
    The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
    Index performance is from 4/30/93-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS AND OTHER EQUITY
  INTERESTS-98.09%

ADVERTISING-3.92%

Interpublic Group of Cos., Inc. (The)             192,900   $    5,698,266
--------------------------------------------------------------------------
Lamar Advertising Co.(a)                          434,000       18,375,560
--------------------------------------------------------------------------
Omnicom Group Inc.                                241,100       21,542,285
==========================================================================
                                                                45,616,111
==========================================================================

AEROSPACE & DEFENSE-2.35%

General Dynamics Corp.                             74,200        5,909,288
--------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               87,800        7,902,000
--------------------------------------------------------------------------
Lockheed Martin Corp.                             289,400       13,506,298
==========================================================================
                                                                27,317,586
==========================================================================

AIR FREIGHT & COURIERS-0.43%

FedEx Corp.(a)                                     96,200        4,990,856
==========================================================================

APPAREL RETAIL-1.80%

Ross Stores, Inc.                                 144,700        4,641,976
--------------------------------------------------------------------------
Talbots, Inc. (The)                               128,600        4,661,750
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                              292,200       11,647,092
==========================================================================
                                                                20,950,818
==========================================================================

APPLICATION SOFTWARE-3.17%

Cadence Design Systems, Inc.(a)                   144,700        3,171,824
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           192,900        4,371,114
--------------------------------------------------------------------------
Electronic Arts Inc.(a)                           144,700        8,674,765
--------------------------------------------------------------------------
Intuit Inc.(a)                                    482,300       20,623,148
==========================================================================
                                                                36,840,851
==========================================================================

BROADCASTING & CABLE TV-3.22%

Clear Channel Communications, Inc.(a)             120,600        6,139,746
--------------------------------------------------------------------------
Comcast Corp.-Class A(a)                          385,800       13,888,800
--------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    197,600        5,038,800
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          306,800       12,413,128
==========================================================================
                                                                37,480,474
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.29%

CDW Computer Centers, Inc.(a)                     186,100        9,995,431
--------------------------------------------------------------------------
Circuit City Stores-Circuit City Group            191,100        4,959,045
==========================================================================
                                                                14,954,476
==========================================================================

COMPUTER HARDWARE-3.43%

Dell Computer Corp.(a)                            385,800       10,486,044
--------------------------------------------------------------------------
International Business Machines Corp.             144,700       17,502,912
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         964,500       11,901,930
==========================================================================
                                                                39,890,886
==========================================================================

CONSUMER FINANCE-1.79%

Capital One Financial Corp.                       168,800        9,106,760
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
CONSUMER FINANCE-(CONTINUED)

Countrywide Credit Industries, Inc.               120,600   $    4,940,982
--------------------------------------------------------------------------
MBNA Corp.                                        192,900        6,790,080
==========================================================================
                                                                20,837,822
==========================================================================

DATA PROCESSING SERVICES-3.96%

Concord EFS, Inc.(a)                              104,300        3,418,954
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   868,112       36,738,500
--------------------------------------------------------------------------
Paychex, Inc.                                     170,418        5,971,447
==========================================================================
                                                                46,128,901
==========================================================================

DEPARTMENT STORES-2.01%

Kohl's Corp.(a)                                   332,700       23,435,388
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-10.80%

American Express Co.                              144,700        5,164,343
--------------------------------------------------------------------------
Citigroup Inc.                                    385,800       19,475,184
--------------------------------------------------------------------------
Fannie Mae                                         72,300        5,747,850
--------------------------------------------------------------------------
Freddie Mac                                       144,900        9,476,460
--------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   286,700       26,591,425
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           139,300        5,063,555
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         397,400       20,712,488
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  385,800       21,581,652
--------------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)           74,700        1,792,800
--------------------------------------------------------------------------
State Street Corp.                                192,900       10,079,025
==========================================================================
                                                               125,684,782
==========================================================================

DRUG RETAIL-0.56%

Walgreen Co.                                      192,900        6,493,014
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.09%

Celestica Inc. (Canada)(a)                        459,800       18,571,322
--------------------------------------------------------------------------
Sanmina-SCI Corp.(a)                              289,400        5,759,060
==========================================================================
                                                                24,330,382
==========================================================================

ENVIRONMENTAL SERVICES-0.40%

Waste Management, Inc.                            144,700        4,617,377
==========================================================================

FOOD RETAIL-0.43%

Safeway Inc.(a)                                   120,600        5,035,050
==========================================================================

FOOTWEAR-0.71%

NIKE, Inc.-Class B                                146,600        8,244,784
==========================================================================

GENERAL MERCHANDISE STORES-1.33%

Family Dollar Stores, Inc.                        144,700        4,338,106
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             192,900       11,101,395
==========================================================================
                                                                15,439,501
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE

HEALTH CARE DISTRIBUTORS & SERVICES-0.67%

Cardinal Health, Inc.                             120,600   $    7,797,996
==========================================================================

HEALTH CARE EQUIPMENT-2.09%

Biomet, Inc.(a)                                   385,825       11,921,992
--------------------------------------------------------------------------
Medtronic, Inc.                                   241,100       12,346,731
==========================================================================
                                                                24,268,723
==========================================================================

HEALTH CARE FACILITIES-1.92%

HCA Inc.                                          289,400       11,153,476
--------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)     301,600        5,549,440
--------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          96,500        5,666,480
==========================================================================
                                                                22,369,396
==========================================================================

HOME IMPROVEMENT RETAIL-3.34%

Home Depot, Inc. (The)                            289,400       14,762,294
--------------------------------------------------------------------------
Lowe's Cos., Inc.                                 518,200       24,049,662
==========================================================================
                                                                38,811,956
==========================================================================

INDUSTRIAL CONGLOMERATES-1.16%

General Electric Co.                              337,600       13,531,008
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.76%

WorldCom, Inc.-WorldCom Group(a)                  626,900        8,826,752
==========================================================================

INVESTMENTS-0.97%

Nasdaq-100 Index Tracking Stock(a)                289,400       11,315,540
==========================================================================

IT CONSULTING & SERVICES-3.57%

Accenture Ltd.-Class A (Bermuda)(a)               289,400        7,790,648
--------------------------------------------------------------------------
Electronic Data Systems Corp.                     289,400       19,838,370
--------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      482,300       13,952,939
==========================================================================
                                                                41,581,957
==========================================================================

LIFE & HEALTH INSURANCE-0.81%

AFLAC, Inc.                                       383,800        9,426,128
==========================================================================

MANAGED HEALTH CARE-3.02%

Caremark Rx, Inc.(a)                              482,300        7,866,313
--------------------------------------------------------------------------
First Health Group Corp.(a)                       144,700        3,579,878
--------------------------------------------------------------------------
UnitedHealth Group Inc.                            96,500        6,829,305
--------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                 144,700       16,908,195
==========================================================================
                                                                35,183,691
==========================================================================

MOTORCYCLE MANUFACTURERS-1.24%

Harley-Davidson, Inc.                             265,200       14,403,012
==========================================================================

MOVIES & ENTERTAINMENT-2.60%

AOL Time Warner Inc.(a)                           578,700       18,576,270
--------------------------------------------------------------------------
Viacom Inc.-Class B(a)                            265,200       11,708,580
==========================================================================
                                                                30,284,850
==========================================================================

MULTI-LINE INSURANCE-2.18%

American International Group, Inc.                319,500       25,368,300
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

NETWORKING EQUIPMENT-1.82%

Cisco Systems, Inc.(a)                            964,500   $   17,467,095
--------------------------------------------------------------------------
McDATA Corp.-Class A(a)                           150,910        3,697,295
==========================================================================
                                                                21,164,390
==========================================================================

OIL & GAS DRILLING-0.41%

Noble Drilling Corp.(a)                           138,900        4,728,156
==========================================================================

PHARMACEUTICALS-6.19%

Elan Corp. PLC-ADR (Ireland)(a)                   289,400       13,040,364
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      144,700       11,858,165
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           192,900       12,459,411
--------------------------------------------------------------------------
Pfizer Inc.                                       578,700       23,061,195
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      75,100        2,748,660
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        144,700        8,917,861
==========================================================================
                                                                72,085,656
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.40%

ACE Ltd. (Bermuda)                                242,100        9,720,315
--------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  72,300        6,605,328
==========================================================================
                                                                16,325,643
==========================================================================

RESTAURANTS-1.95%

Brinker International, Inc.(a)                    289,400        8,612,544
--------------------------------------------------------------------------
Darden Restaurants, Inc.                          135,700        4,803,780
--------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                       113,900        3,901,075
--------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                 96,500        4,747,800
--------------------------------------------------------------------------
Wendy's International, Inc.                        23,500          685,495
==========================================================================
                                                                22,750,694
==========================================================================

SEMICONDUCTOR EQUIPMENT-3.60%

Applied Materials, Inc.(a)                        289,400       11,604,940
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                95,300        4,723,068
--------------------------------------------------------------------------
Lam Research Corp.(a)                             237,900        5,524,038
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         289,400       11,416,830
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                 285,900        8,617,026
==========================================================================
                                                                41,885,902
==========================================================================

SEMICONDUCTORS-5.54%

Altera Corp.(a)                                   285,700        6,062,554
--------------------------------------------------------------------------
Analog Devices, Inc.(a)                           449,300       19,944,427
--------------------------------------------------------------------------
Intel Corp.                                        96,500        3,034,925
--------------------------------------------------------------------------
Linear Technology Corp.                           240,300        9,381,312
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                138,700        7,283,137
--------------------------------------------------------------------------
Microchip Technology Inc.(a)                      483,950       18,748,223
==========================================================================
                                                                64,454,578
==========================================================================

SPECIALTY STORES-3.83%

AutoZone, Inc.(a)                                  58,400        4,193,120
--------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         675,200       22,889,280
--------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
SPECIALTY STORES-(CONTINUED)

Borders Group, Inc.(a)                            385,800   $    7,654,272
--------------------------------------------------------------------------
Office Depot, Inc.(a)                             385,800        7,152,732
--------------------------------------------------------------------------
Staples, Inc.(a)                                  143,400        2,681,580
==========================================================================
                                                                44,570,984
==========================================================================

SYSTEMS SOFTWARE-4.12%

Microsoft Corp.(a)                                723,400       47,939,718
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.30%

Nokia Oyj-ADR (Finland)                           144,700        3,549,491
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.91%

Sprint Corp. (PCS Group)(a)                       434,000       10,593,940
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,057,880,868)                        1,141,507,520
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

MONEY MARKET FUNDS-2.42%

STIC Liquid Assets Portfolio(b)                14,119,780   $   14,119,780
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        14,119,780       14,119,780
==========================================================================
    Total Money Market Funds (Cost
      $28,239,560)                                              28,239,560
==========================================================================
TOTAL INVESTMENTS-100.51% (COST
  $1,086,120,428)                                            1,169,747,080
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.51%)                           (5,983,257)
==========================================================================
NET ASSETS-100.00%                                          $1,163,763,823
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $1,086,120,428)                              $1,169,747,080
-------------------------------------------------------------
Foreign currencies, at value (cost $377)                  369
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,736,502
-------------------------------------------------------------
  Fund shares sold                                    449,212
-------------------------------------------------------------
  Dividends and interest                              324,717
-------------------------------------------------------------
Investment for deferred compensation plan              53,367
-------------------------------------------------------------
Other assets                                              193
=============================================================
    Total assets                                1,172,311,440
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             5,077,734
-------------------------------------------------------------
  Fund shares reacquired                            2,707,585
-------------------------------------------------------------
  Deferred compensation plan                           53,367
-------------------------------------------------------------
Accrued administrative services fees                  625,460
-------------------------------------------------------------
Accrued distribution fees                               1,319
-------------------------------------------------------------
Accrued transfer agent fees                             5,758
-------------------------------------------------------------
Accrued operating expenses                             76,394
=============================================================
    Total liabilities                               8,547,617
=============================================================
Net assets applicable to shares outstanding    $1,163,763,823
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,160,236,348
_____________________________________________________________
=============================================================
Series II                                      $    3,527,475
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           53,423,743
_____________________________________________________________
=============================================================
Series II                                             162,574
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.72
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.70
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,813)                                      $   4,801,722
------------------------------------------------------------
Dividends from affiliated money market funds       3,018,922
------------------------------------------------------------
Interest                                              11,208
============================================================
    Total investment income                        7,831,852
============================================================

EXPENSES:

Advisory fees                                      7,575,407
------------------------------------------------------------
Administrative services fees                       2,530,998
------------------------------------------------------------
Custodian fees                                       154,090
------------------------------------------------------------
Distribution fees -- Series II                         1,319
------------------------------------------------------------
Transfer agent fees                                   52,390
------------------------------------------------------------
Trustees' fees                                        10,904
------------------------------------------------------------
Other                                                216,859
============================================================
    Total expenses                                10,541,967
============================================================
Less: Fees waived                                     (4,991)
------------------------------------------------------------
    Expenses paid indirectly                          (3,606)
============================================================
    Net expenses                                  10,533,370
============================================================
Net investment income (loss)                      (2,701,518)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (228,295,519)
------------------------------------------------------------
  Foreign currencies                                     (82)
============================================================
                                                (228,295,601)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (130,556,623)
------------------------------------------------------------
  Foreign currencies                                      62
============================================================
                                                (130,556,561)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (358,852,162)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(361,553,680)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (2,701,518)   $   (2,573,770)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (228,295,601)       58,471,948
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (130,556,561)     (276,571,433)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (361,553,680)     (220,673,255)
==============================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                       (93,353,689)      (41,744,897)
----------------------------------------------------------------------------------------------
  Series II                                                         (235,797)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                        81,141,922       665,409,393
----------------------------------------------------------------------------------------------
  Series II                                                        3,556,366                --
==============================================================================================
    Net increase (decrease) in net assets                       (370,444,878)      402,991,241
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,534,208,701     1,131,217,460
==============================================================================================
  End of year                                                 $1,163,763,823    $1,534,208,701
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,344,898,013    $1,262,896,014
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (73,633)          (64,088)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (264,687,201)       57,193,570
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            83,626,644       214,183,205
==============================================================================================
                                                              $1,163,763,823    $1,534,208,701
==============================================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $2,691,973, undistributed net realized gains increased by $4,316 and shares of beneficial interest decreased by $2,696,289 as a result of net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $254,717,808 as of December 31, 2001 which may be carried forward to offset future gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the fund has a post-October capital loss deferral of $6,972,349 which will be recognized in the following tax year.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an

                       AIM V.I. CAPITAL APPRECIATION FUND
   amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $4,991.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $2,530,998 of which AIM retained $148,044 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $6,586 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $1,319 as compensation under the Plan.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $7,073 services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $3,606 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,606.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                    2001           2000
                                 -----------    -----------
Distributions paid from:
  Ordinary income                $        --    $10,248,473
-----------------------------------------------------------
  Long-term capital gain          93,589,486     31,496,424
===========================================================
                                 $93,589,486    $41,744,897
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                   $(254,717,808)
---------------------------------------------------------
Unrealized appreciation                        73,583,618
=========================================================
                                            $(181,134,190)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $893,313,476 and $769,736,300, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $176,549,884
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (95,920,274)
============================================================
Net unrealized appreciation of investment
  securities                                    $ 80,629,610
____________________________________________________________
============================================================
Cost of investments for tax purposes is $1,089,117,470.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
                                     ---------    ---------
Beginning of year                         --      $      --
-----------------------------------------------------------
Written                                1,306        582,457
-----------------------------------------------------------
Expired                               (1,306)      (582,457)
===========================================================
End of year                               --      $      --
___________________________________________________________
===========================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                          2001                           2000
                                               ---------------------------    --------------------------
                                                 SHARES          AMOUNT         SHARES         AMOUNT
                                               -----------    ------------    ----------    ------------
Sold:
  Series I                                      11,408,354    $289,501,205    20,934,800    $781,849,779
--------------------------------------------------------------------------------------------------------
  Series II*                                       154,482       3,376,463            --              --
========================================================================================================
Issued as reinvestment of distributions:
  Series I                                       4,384,861      93,353,689     1,298,442      41,744,897
--------------------------------------------------------------------------------------------------------
  Series II*                                        11,086         235,797            --              --
========================================================================================================
Reacquired:
  Series I                                     (12,117,352)   (301,712,972)   (4,279,024)   (158,185,283)
--------------------------------------------------------------------------------------------------------
  Series II*                                        (2,994)        (55,894)           --              --
========================================================================================================
                                                 3,838,437    $ 84,698,288    17,954,218    $665,409,393
________________________________________________________________________________________________________
========================================================================================================

* Series II shares commenced sales on August 21, 2001.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                               2001(a)           2000          1999         1998        1997
                                                              ----------      ----------    ----------    --------    --------
Net asset value, beginning of period                          $    30.84      $    35.58    $    25.20    $  21.75    $  19.43
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.05)          (0.05)        (0.02)       0.02        0.03
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (7.17)          (3.79)        11.17        4.12        2.58
==============================================================================================================================
    Total from investment operations                               (7.22)          (3.84)        11.15        4.14        2.61
==============================================================================================================================
Less distributions:
  Dividends from net investment income                                --              --         (0.02)      (0.04)      (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (1.90)          (0.90)        (0.75)      (0.65)      (0.27)
==============================================================================================================================
    Total distributions                                            (1.90)          (0.90)        (0.77)      (0.69)      (0.29)
==============================================================================================================================
Net asset value, end of period                                $    21.72      $    30.84    $    35.58    $  25.20    $  21.75
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                   (23.28)%        (10.91)%       44.61%      19.30%      13.51%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,160,236      $1,534,209    $1,131,217    $647,248    $522,642
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                             0.85%(c)        0.82%         0.73%       0.67%       0.68%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.22)%(c)      (0.17)%       (0.06)%      0.11%       0.18%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                               65%             98%           65%         83%         65%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,241,207,062.

                       AIM V.I. CAPITAL APPRECIATION FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                       AIM V.I. CAPITAL APPRECIATION FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                       AIM V.I. CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046         Suite 100                 Suite 100                  Suite 800
                          Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500    & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007    919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                          New York, NY 10022                                   Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $93,589,486 for the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                       AIM V.I. CAPITAL APPRECIATION FUND

              AIM V.I. CAPITAL DEVELOPMENT FUND - SERIES I SHARES

FUND CONTENDS WITH DIFFICULT MARKET, REBOUNDS

FOR MOST OF THE YEAR, MID-CAP STOCKS STRUGGLED. HOW DID AIM V.I. CAPITAL DEVELOPMENT FUND SERIES I SHARES PERFORM?
The performance of Series I Shares was hurt by the protracted downturn in mid-cap stocks--a decline that was aggravated by the terrorist attacks of September 11. Total return was -8.08% for the fiscal year ended December 31, 2001. Over the same period, the Lipper Mid-Cap Core Fund Index returned -4.90%.
    The performance of Series I Shares improved dramatically in the fourth quarter of the fiscal year. Total return for the three-month period ended December 31 was 15.36% for Series I shares.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The terrorist attacks of September 11 compounded an already difficult situation for stock markets. Even before the attacks, major stock market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused key market indexes to drop. Company after company reported declining earnings as the economy dipped into recession.
    However, stocks shook off the effects of the terrorist attacks and rallied in the fourth quarter of 2001. During that quarter, the Federal Reserve Board (the Fed) approved its ninth, 10th and 11th interest rate cuts of 2001, reducing the key federal funds rate to 1.75%--its lowest level in decades. Additionally, the United States and its allies took military action in Afghanistan and appeared to be winning the war against terrorism.
    Most stock market indexes were down for the year, with growth-stock indexes generally sustaining double-digit losses. For the year, value stocks outperformed growth stocks by a significant margin. However, only mid- and small-cap value stocks posted gains for the 12-month period. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks bounced back impressively in the fourth quarter, enabling the fund to recoup some of its losses.

HOW DID YOU MANAGE THE FUND?
We diversified the fund's holdings over several sectors. While most market sectors sustained losses during the fiscal year, some were more drastically affected than others. For example, information technology stocks sustained deep losses for most of the year before rallying in the fourth quarter of 2001. Within this sector, we shifted the focus to services companies, which have benefited from the outsourcing of data-processing functions and which have been less affected by the economic slowdown. We also focused on semiconductor companies, whose stocks fared better in 2001 than other industries in the information technology sector.
    In addition to information technology,

FUND AT A GLANCE

AIM V.I. Capital Development Fund seeks long-term growth of capital through investments in the stocks of small and medium-size companies.

INVESTMENT STYLE: Growth-at-a-reasonable price (GARP) (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Invests in a diverse mix of small and medium-size companies with strong and improving fundamentals, including those that may be in out-of-favor sectors or have potential not yet recognized by investors
o Invests in a broadly diversified portfolio to minimize the impact of a downturn in any one industry

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=====================================================================================================================
TOP 10 COMMON STOCK HOLDINGS                                     TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------------
 1. GlobalSantaFe Corp.                                 1.3%      1. Electronic Equipment & Instruments          5.8%

 2. Anthem Inc.                                         1.3       2. Diversified Financial Services              5.2

 3. CarrAmerica Realty Corp                             1.3       3. Data Processing Services                    5.1

 4. Metris Cos., Inc.                                   1.3       4. Broadcasting & Cable TV                     4.1

 5. Plum Creek Timber Co. Inc.                          1.3       5. IT Consulting & Services                    4.1

 6. Mettler-Toledo International Inc. (Switzerland)     1.3       6. Banks                                       3.7

 7. Alliance Data Systems Corp.                         1.2       7. Health Care Distributors & Services         3.6

 8. Lamar Advertising Co.                               1.2       8. Pharmaceuticals                             3.4

 9. Dollar Tree Stores Inc.                             1.2       9. Real Estate Investment Trusts               3.2

10. American Standard Cos. Inc.                         1.2      10. Managed Health Care                         3.2

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any  particular security.
=====================================================================================================================

              AIM V.I. CAPITAL DEVELOPMENT FUND - SERIES I SHARES

the fund had significant holdings in the financial, consumer discretionary, health care and industrial sectors. One of the better-performing sectors for the fund was health care. Demand for medical products and services tends to remain constant regardless of economic trends. The fund's holdings in the industrial sector, which has been hurt by weak demand, detracted from performance.

WHAT STOCKS PERFORMED PARTICULARLY WELL FOR THE FUND?
Among the better-performing stocks for the fund were Secure Computing, Best Buy, Microchip Technology, Affiliated Computer Services and Biovail.

o Secure Computing provides a variety of network security products, including firewalls and user identification and authorization software.

o Best Buy is the nation's leading consumer electronics specialty retailer, with about 480 stores in 42 states.

o Microchip Technology makes specialized embedded semiconductors that are used in a wide variety of automotive, computing, consumer, industrial and networking applications.

o Affiliated Computer Services provides systems integration and business process outsourcing to commercial clients and government agencies.

o Biovail develops time-release drug delivery systems for use with existing drugs for the treatment of such conditions of asthma, hypertension and arthritis.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
The situation was uncertain. The nation's gross domestic product (GDP) contracted at an annual rate of 1.3% in the third quarter of 2001 while the country's unemployment rate jumped from 4.9% to 5.8% between August and December.
    There were positive signs, however. Consumer confidence began to rebound toward the end of the year. Inflation remained low, and oil prices were dropping, reducing fuel costs. Moreover, stocks were favorably priced.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/98-12/31/01

================================================================================
(HYPO Chart)

           AIM V.I. CAPITAL
           DEVELOPMENT FUND            RUSSELL 2000           RUSSELL 2500
            SERIES I SHARES                INDEX                  INDEX
5/98           $ 9,430                   $ 9,461                $ 9,535
6/98             9,529                     9,481                  9,547
7/98             8,839                     8,713                  8,891
8/98             7,119                     7,021                  7,214
9/98             7,759                     7,571                  7,726
10/98            7,970                     7,880                  8,148
11/98            8,480                     8,292                  8,552
12/98            9,249                     8,806                  9,070
1/99             9,139                     8,923                  9,055
2/99             8,345                     8,200                  8,460
3/99             8,547                     8,328                  8,641
4/99             8,788                     9,074                  9,414
5/99             8,888                     9,207                  9,560
6/99             9,430                     9,623                 10,057
7/99             9,359                     9,359                  9,860
8/99             8,958                     9,013                  9,551
9/99             9,209                     9,015                  9,409
10/99            9,580                     9,051                  9,615
11/99           10,534                     9,592                 10,158
12/99           11,940                    10,677                 11,260
1/00            11,740                    10,506                 11,001
2/00            14,432                    12,241                 12,590
3/00            14,401                    11,434                 12,397
4/00            13,317                    10,746                 11,730
5/00            12,543                    10,120                 11,168
6/00            13,336                    11,002                 11,901
7/00            12,955                    10,648                 11,598
8/00            14,370                    11,460                 12,597
9/00            13,799                    11,123                 12,187
10/00           13,487                    10,627                 11,853
11/00           11,980                     9,536                 10,810
12/00           13,044                    10,355                 11,741
1/01            13,356                    10,894                 12,126
2/01            12,362                    10,179                 11,346
3/01            11,398                     9,681                 10,723
4/01            12,473                    10,439                 11,670
5/01            12,763                    10,695                 12,021
6/01            12,893                    11,065                 12,192
7/01            12,552                    10,466                 11,756
8/01            11,989                    10,128                 11,371
9/01            10,392                     8,764                  9,899
10/01           10,614                     9,277                 10,411
11/01           11,417                     9,995                 11,253
12/01           11,991                    10,613                 11,884

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (5/1/98)      5.07%
  1 Year                -8.08

The performance figures which represent AIM V.I. Capital Development Fund Series I Shares, which are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level, and these charges would lower the total return. The performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate so fund shares, when redeemed, may be worth more or less than their original cost.
    Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations and illiquidity.
    The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
    The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
    Index performance is from 4/30/98-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
    Since the last reporting period, AIM V.I. Capital Development Fund has elected to use the Russell 2500 Index as it benchmark instead of the Russell 2000 Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the Russell 2000 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the performance of Series I Shares to both the old index and the new index.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                             MARKET
                                                SHARES        VALUE
COMMON STOCKS-96.52%

ADVERTISING-1.23%

Lamar Advertising Co.(a)                          27,650   $ 1,170,701
======================================================================

AEROSPACE & DEFENSE-0.53%

Goodrich Corp.                                    18,900       503,118
======================================================================

AGRICULTURAL PRODUCTS-0.41%

Bunge Ltd.                                        16,800       391,104
======================================================================

APPAREL RETAIL-2.11%

Abercrombie & Fitch Co.-Class A(a)                40,200     1,066,506
----------------------------------------------------------------------
Ross Stores, Inc.                                 29,500       946,360
======================================================================
                                                             2,012,866
======================================================================

APPLICATION SOFTWARE-2.47%

Cadence Design Systems, Inc.(a)                   40,000       876,800
----------------------------------------------------------------------
Intuit Inc.(a)                                    21,600       923,616
----------------------------------------------------------------------
Secure Computing Corp.(a)                         27,400       563,070
======================================================================
                                                             2,363,486
======================================================================

AUTO PARTS & EQUIPMENT-1.25%

Gentex Corp.(a)                                   26,700       713,691
----------------------------------------------------------------------
Lear Corp.(a)                                     12,500       476,750
======================================================================
                                                             1,190,441
======================================================================

BANKS-3.70%

Compass Bancshares, Inc.                          37,300     1,055,590
----------------------------------------------------------------------
Huntington Bancshares Inc.                        57,900       995,301
----------------------------------------------------------------------
Sovereign Bancorp, Inc.                           38,400       470,016
----------------------------------------------------------------------
Zions Bancorp                                     19,300     1,014,794
======================================================================
                                                             3,535,701
======================================================================

BROADCASTING & CABLE TV-4.11%

Cablevision Systems Corp.-Class A(a)              20,600       977,470
----------------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                        24,700       629,356
----------------------------------------------------------------------
Entercom Communications Corp.(a)                   8,200       410,000
----------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    31,300       798,150
----------------------------------------------------------------------
Mediacom Communications Corp.(a)                  60,900     1,112,034
======================================================================
                                                             3,927,010
======================================================================

BUILDING PRODUCTS-1.21%

American Standard Cos. Inc.(a)                    17,000     1,159,910
======================================================================

CASINOS & GAMING-1.05%

Harrah's Entertainment, Inc.(a)                   27,100     1,002,971
======================================================================

CATALOG RETAIL-0.52%

Insight Enterprises, Inc.(a)                      20,112       494,755
======================================================================

COMPUTER & ELECTRONICS RETAIL-1.55%

Best Buy Co., Inc.(a)                              6,800       506,464
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
COMPUTER & ELECTRONICS RETAIL-(CONTINUED)

CDW Computer Centers, Inc.(a)                     18,100   $   972,151
======================================================================
                                                             1,478,615
======================================================================

COMPUTER HARDWARE-0.66%

Apple Computer, Inc.(a)                           28,900       632,910
======================================================================

CONSUMER FINANCE-2.48%

AmeriCredit Corp.(a)                              30,300       955,965
----------------------------------------------------------------------
Metris Cos. Inc.                                  46,600     1,198,086
----------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $212,100)(a)(b)                  21,000       212,625
======================================================================
                                                             2,366,676
======================================================================

DATA PROCESSING SERVICES-5.08%

Alliance Data Systems Corp.(a)                    61,300     1,173,895
----------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                        11,200       716,688
----------------------------------------------------------------------
Ceridian Corp.(a)                                 51,100       958,125
----------------------------------------------------------------------
Certegy Inc.(a)                                   30,150     1,031,733
----------------------------------------------------------------------
DST Systems, Inc.(a)                              19,500       972,075
======================================================================
                                                             4,852,516
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.25%

Edison Schools Inc.(a)                            45,800       899,970
----------------------------------------------------------------------
Iron Mountain Inc.(a)                             19,350       847,530
----------------------------------------------------------------------
Pre-Paid Legal Services, Inc.(a)                  18,200       398,580
======================================================================
                                                             2,146,080
======================================================================

DIVERSIFIED FINANCIAL SERVICES-5.17%

Affiliated Managers Group, Inc.(a)                12,200       859,856
----------------------------------------------------------------------
Allied Capital Corp.                              16,400       426,400
----------------------------------------------------------------------
Ambac Financial Group, Inc.                        8,450       488,917
----------------------------------------------------------------------
American Capital Strategies, Ltd.                 30,000       850,500
----------------------------------------------------------------------
Legg Mason, Inc.                                  11,100       554,778
----------------------------------------------------------------------
SEI Investments Co.                               19,900       897,689
----------------------------------------------------------------------
USA Education Inc.                                10,200       857,004
======================================================================
                                                             4,935,144
======================================================================

DIVERSIFIED METALS & MINING-0.36%

Massey Energy Co.                                 16,600       344,118
======================================================================

DRUG RETAIL-0.81%

Duane Reade Inc.(a)                               25,500       773,925
======================================================================

ELECTRIC UTILITIES-1.84%

Constellation Energy Group, Inc.                  33,800       897,390
----------------------------------------------------------------------
Reliant Resources, Inc.(a)                        51,800       855,218
======================================================================
                                                             1,752,608
======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             MARKET
                                                SHARES        VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-0.48%

Cooper Industries, Inc.                           13,200   $   460,944
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-5.80%

Celestica Inc. (Canada)(a)                        18,900       763,371
----------------------------------------------------------------------
Garmin Ltd. (Cayman Islands)(a)                   38,900       829,348
----------------------------------------------------------------------
Mettler-Toledo International Inc.
  (Switzerland)(a)                                23,000     1,192,550
----------------------------------------------------------------------
Symbol Technologies, Inc.                         53,200       844,816
----------------------------------------------------------------------
Tektronix, Inc.(a)                                40,400     1,041,512
----------------------------------------------------------------------
Varian Inc.(a)                                    26,700       866,148
======================================================================
                                                             5,537,745
======================================================================

ENVIRONMENTAL SERVICES-1.06%

Republic Services, Inc.(a)                        50,800     1,014,476
======================================================================

GAS UTILITIES-0.85%

Kinder Morgan, Inc.                               14,600       813,074
======================================================================

GENERAL MERCHANDISE STORES-1.22%

Dollar Tree Stores, Inc.(a)                       37,700     1,165,307
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.55%

Apria Healthcare Group Inc.(a)                    35,100       877,149
----------------------------------------------------------------------
Express Scripts, Inc.(a)                          10,800       505,008
----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           13,300     1,075,305
----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          32,400       928,260
======================================================================
                                                             3,385,722
======================================================================

HEALTH CARE FACILITIES-0.98%

LifePoint Hospitals, Inc.(a)                      13,400       456,136
----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          16,500       484,275
======================================================================
                                                               940,411
======================================================================

HOUSEHOLD APPLIANCES-1.76%

Black & Decker Corp. (The)                        25,500       962,115
----------------------------------------------------------------------
Snap-on Inc.                                      21,400       720,324
======================================================================
                                                             1,682,439
======================================================================

INDUSTRIAL MACHINERY-1.52%

Flowserve Corp.(a)                                18,400       489,624
----------------------------------------------------------------------
SPX Corp.(a)                                       7,000       958,300
======================================================================
                                                             1,447,924
======================================================================

INSURANCE BROKERS-0.86%

Aon Corp.                                         23,000       816,960
======================================================================

IT CONSULTING & SERVICES-4.05%

Affiliated Computer Services, Inc.-Class A(a)      9,400       997,622
----------------------------------------------------------------------
Perot Systems Corp.-Class A(a)                    47,400       967,908
----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      31,200       902,616
----------------------------------------------------------------------
Titan Corp. (The)(a)                              40,000       998,000
======================================================================
                                                             3,866,146
======================================================================

                                                             MARKET
                                                SHARES        VALUE

LEISURE PRODUCTS-0.97%

Mattel, Inc.                                      53,600   $   921,920
======================================================================

LIFE & HEALTH INSURANCE-1.46%

Nationwide Financial Services, Inc.-Class A       16,300       675,798
----------------------------------------------------------------------
Phoenix Cos., Inc. (The)(a)                       39,100       723,350
======================================================================
                                                             1,399,148
======================================================================

MANAGED HEALTH CARE-3.15%

Anthem, Inc.(a)                                   25,700     1,272,150
----------------------------------------------------------------------
Caremark Rx, Inc.(a)                              30,300       494,193
----------------------------------------------------------------------
First Health Group Corp.(a)                       12,200       301,828
----------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)           30,800       939,400
======================================================================
                                                             3,007,571
======================================================================

MULTI-UTILITIES-1.03%

UtiliCorp United Inc.                             39,100       984,147
======================================================================

NETWORKING EQUIPMENT-0.26%

Lantronix, Inc.(a)                                39,000       246,480
======================================================================

OIL & GAS DRILLING-2.30%

GlobalSantaFe Corp.                               44,800     1,277,696
----------------------------------------------------------------------
Pride International, Inc.(a)                      60,700       916,570
======================================================================
                                                             2,194,266
======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.24%

BJ Services Co.(a)                                25,400       824,230
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      38,900       357,880
======================================================================
                                                             1,182,110
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.00%

Devon Energy Corp.                                12,900       498,585
----------------------------------------------------------------------
Kerr-McGee Corp.                                  12,000       657,600
----------------------------------------------------------------------
Murphy Oil Corp.                                   9,000       756,360
======================================================================
                                                             1,912,545
======================================================================

OIL & GAS REFINING & MARKETING-0.52%

Valero Energy Corp.                               13,100       499,372
======================================================================

PACKAGED FOODS-0.46%

Hershey Foods Corp.                                6,500       440,050
======================================================================

PAPER PRODUCTS-1.00%

Bowater Inc.                                      20,100       958,770
======================================================================

PHARMACEUTICALS-3.38%

Altana A.G. (Germany)                             19,700       982,022
----------------------------------------------------------------------
Biovail Corp. (Canada)(a)                         20,400     1,147,500
----------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                         32,800     1,098,800
======================================================================
                                                             3,228,322
======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             MARKET
                                                SHARES        VALUE

PROPERTY & CASUALTY INSURANCE-1.91%

ACE Ltd. (Bermuda)                                24,807   $   996,001
----------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  9,100       831,376
======================================================================
                                                             1,827,377
======================================================================

REAL ESTATE INVESTMENT TRUSTS-3.18%

Apartment Investment & Management Co.-Class A     12,800       585,344
----------------------------------------------------------------------
CarrAmerica Realty Corp.                          41,900     1,261,190
----------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       42,100     1,193,535
======================================================================
                                                             3,040,069
======================================================================

REINSURANCE-1.03%

Everest Re Group, Ltd. (Bermuda)                  13,900       982,730
======================================================================

RESTAURANTS-1.87%

Brinker International, Inc.(a)                    35,300     1,050,528
----------------------------------------------------------------------
CEC Entertainment Inc.(a)                          6,125       265,764
----------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                       13,600       465,800
======================================================================
                                                             1,782,092
======================================================================

SEMICONDUCTOR EQUIPMENT-0.97%

Novellus Systems, Inc.(a)                         11,500       453,675
----------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         13,600       470,424
======================================================================
                                                               924,099
======================================================================

SEMICONDUCTORS-3.07%

Alpha Industries, Inc.(a)                         21,300       464,340
----------------------------------------------------------------------
International Rectifier Corp.(a)                  19,000       662,720
----------------------------------------------------------------------
Microchip Technology Inc.(a)                      25,400       983,996
----------------------------------------------------------------------
Semtech Corp.(a)                                  23,000       820,870
======================================================================
                                                             2,931,926
======================================================================

                                                             MARKET
                                                SHARES        VALUE

SPECIALTY CHEMICALS-0.94%

International Flavors & Fragrances Inc.           30,300   $   900,213
======================================================================

SPECIALTY STORES-1.45%

Foot Locker, Inc.(a)                              43,400       679,210
----------------------------------------------------------------------
United Rentals, Inc.(a)                           31,000       703,700
======================================================================
                                                             1,382,910
======================================================================

SYSTEMS SOFTWARE-1.58%

Adobe Systems Inc.                                34,500     1,071,225
----------------------------------------------------------------------
Legato Systems, Inc.(a)                           33,600       435,792
======================================================================
                                                             1,507,017
======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.61%

Comverse Technology, Inc.(a)                      26,100       583,857
======================================================================

TRUCKING-0.51%

C.H. Robinson Worldwide, Inc.                     16,900       488,663
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.71%

Telephone and Data Systems, Inc.                   7,600       682,100
======================================================================
    Total Common Stocks (Cost $79,273,293)                  92,173,557
======================================================================

MONEY MARKET FUNDS-3.94%

STIC Liquid Assets Portfolio(c)                1,883,379     1,883,379
----------------------------------------------------------------------
STIC Prime Portfolio(c)                        1,883,379     1,883,379
======================================================================
    Total Money Market Funds (Cost
      $3,766,758)                                            3,766,758
======================================================================
TOTAL INVESTMENTS-100.46% (Cost $83,040,051)                95,940,315
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.46%)                         (441,558)
======================================================================
NET ASSETS-100.00%                                         $95,498,757
______________________________________________________________________
======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/01 represented 0.22% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $83,040,051)  $95,940,315
------------------------------------------------------------
Cash                                                  23,416
------------------------------------------------------------
Receivables for:
  Investments sold                                   604,885
------------------------------------------------------------
  Fund shares sold                                   120,789
------------------------------------------------------------
  Dividends                                           67,156
------------------------------------------------------------
Investment for deferred compensation plan             21,940
============================================================
    Total assets                                  96,778,501
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,069,737
------------------------------------------------------------
  Fund shares reacquired                              62,599
------------------------------------------------------------
  Deferred compensation plan                          21,940
------------------------------------------------------------
Accrued administrative services fees                  95,549
------------------------------------------------------------
Accrued distribution fees                              1,074
------------------------------------------------------------
Accrued transfer agent fees                            1,171
------------------------------------------------------------
Accrued operating expenses                            27,674
============================================================
    Total liabilities                              1,279,744
============================================================
Net assets applicable to shares outstanding      $95,498,757
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $92,732,109
____________________________________________________________
============================================================
Series II                                        $ 2,766,648
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           7,765,135
____________________________________________________________
============================================================
Series II                                            231,795
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     11.94
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     11.94
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends                                       $    578,702
------------------------------------------------------------
Dividends from affiliated money market funds         275,405
------------------------------------------------------------
Interest                                                 140
============================================================
    Total investment income                          854,247
============================================================

EXPENSES:

Advisory fees                                        640,839
------------------------------------------------------------
Administrative services fees                         257,051
------------------------------------------------------------
Custodian fees                                        44,944
------------------------------------------------------------
Distribution fees -- Series II                         1,074
------------------------------------------------------------
Transfer agent fees                                    7,376
------------------------------------------------------------
Trustees' fees                                         8,790
------------------------------------------------------------
Other                                                 35,047
============================================================
    Total expenses                                   995,121
============================================================
Less: Fees waived                                       (488)
------------------------------------------------------------
    Expenses paid indirectly                          (1,599)
============================================================
    Net expenses                                     993,034
============================================================
Net investment income (loss)                        (138,787)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (11,838,372)
------------------------------------------------------------
  Foreign currencies                                  (7,593)
------------------------------------------------------------
  Option contracts written                           (18,057)
============================================================
                                                 (11,864,022)
============================================================
Change in net unrealized appreciation of
  investment securities                            5,254,554
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (6,609,468)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (6,748,255)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (138,787)   $   (26,461)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (11,864,022)    (5,388,012)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   5,254,554      5,336,054
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (6,748,255)       (78,419)
=========================================================================================
Share transactions-net:
  Series I                                                      24,793,289     63,917,546
-----------------------------------------------------------------------------------------
  Series II                                                      2,579,665             --
=========================================================================================
    Net increase in net assets                                  20,624,699     63,839,127
=========================================================================================

NET ASSETS:

  Beginning of year                                             74,874,058     11,034,931
=========================================================================================
  End of year                                                 $ 95,498,757    $74,874,058
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $100,111,093    $72,877,180
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (22,264)       (14,925)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (17,490,336)    (5,633,907)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              12,900,264      7,645,710
=========================================================================================
                                                              $ 95,498,757    $74,874,058
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income (loss) was increased by $131,448, undistributed net realized gains (losses) increased by $7,593 and shares of beneficial interest decreased by $139,041 as a result of differing book/tax treatment of foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

   The Fund's capital loss carryforward of $16,909,778 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
    $  204,323   December 31, 2006
   -------------------------------
        82,869   December 31, 2007
   -------------------------------
     2,661,143   December 31, 2008
   -------------------------------
    13,961,443   December 31, 2009
   ===============================
   $16,909,778
   _______________________________
   ===============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $488.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $257,051 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $1,272 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $1,074 as compensation under the Plan.
  Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,152 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $1,599 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,599.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed

                       AIM V.I. CAPITAL DEVELOPMENT FUND
line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-TAX COMPONENTS OF CAPITAL

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $(16,909,778)
---------------------------------------------------------
Unrealized appreciation                        12,297,442
=========================================================
                                             $ (4,612,336)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $127,562,696 and $99,310,253, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                       $13,764,204
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,444,496)
=========================================================
Net unrealized appreciation of investment
  securities                                  $12,319,708
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $83,620,607.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                      --       $      --
---------------------------------------------------------
Written                               481         201,251
---------------------------------------------------------
Closed                               (293)       (133,357)
---------------------------------------------------------
Expired                              (188)        (67,894)
=========================================================
End of year                            --       $      --
_________________________________________________________
=========================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                        2001                        2000
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
                                                              ---------    -----------    ---------    -----------
Sold:
  Series I                                                    2,664,233    $32,507,353    5,063,336    $67,018,133
------------------------------------------------------------------------------------------------------------------
  Series II*                                                    241,623      2,682,821           --             --
==================================================================================================================
Reacquired:
  Series I                                                     (661,439)    (7,714,064)    (229,233)    (3,100,587)
------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (9,828)      (103,156)          --             --
==================================================================================================================
                                                              2,234,589    $27,372,954    4,834,103    $63,917,546
__________________________________________________________________________________________________________________
==================================================================================================================

* Series II shares commenced sales on August 21, 2001.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   SERIES I
                                                              ---------------------------------------------------
                                                                                                   MAY 1, 1998
                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -------------------------------      DECEMBER 31,
                                                               2001        2000(a)    1999(a)        1998(a)
                                                              -------      -------    -------    ----------------
Net asset value, beginning of period                          $ 12.99      $ 11.89    $  9.21         $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)       (0.01)     (0.03)          0.03
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.03)        1.11       2.71          (0.78)
=================================================================================================================
    Total from investment operations                            (1.05)        1.10       2.68          (0.75)
=================================================================================================================
Less dividends from net investment income                          --           --         --          (0.04)
=================================================================================================================
Net asset value, end of period                                $ 11.94      $ 12.99    $ 11.89         $ 9.21
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 (8.08)%       9.25%     29.10%         (7.51)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (omitted)                      $92,732      $74,874    $11,035         $3,172
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.16%(c)     1.19%      1.23%          1.21%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.16%(c)     1.38%      3.42%          5.80%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.16)%(c)   (0.07)%    (0.32)%         0.62%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           125%         110%       132%            45%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $85,015,487.
(d)  Annualized.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                       AIM V.I. CAPITAL DEVELOPMENT FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND       INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza        A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046        Suite 100                 Suite 100                  Suite 800
                         Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND      COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner          Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500   & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007   919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                         New York, NY 10022                                   Boston, MA 02110

                       AIM V.I. CAPITAL DEVELOPMENT FUND

            AIM V.I. DENT DEMOGRAPHIC TRENDS FUND - SERIES I SHARES

WEAK ECONOMY HINDERS FUND PERFORMANCE

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
AIM V.I. Dent Demographic Trends Fund Series I Shares had negative returns for the fiscal year ended December 31, 2001. While they posted a total return of -31.91% for the year, they rallied in the fourth quarter as renewed confidence that the economy will strengthen in 2002 caused the stock market to rise. For the three months ended December 31, 2001, AIM V.I. Dent Demographic Trends Fund Series I Shares returned 23.67%. Their benchmark index, the Russell 3000, rose 11.76% in the fourth quarter.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKETS?
The economy remained weak even as the U.S. Federal Reserve (the Fed) cut short-term interest rates and Congress approved $35 billion in tax rebates to American taxpayers. In 11 separate rate cuts, the Fed reduced interest rates from 6.50% to 1.75% (the lowest level in 40 years), hoping that lower interest rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded until the fourth quarter of the year. Indeed, U.S. gross domestic product (the broadest measure of economic activity) contracted at an annualized rate of 1.3% in the third quarter of 2001. Unemployment rose from 4.2% in January to 5.8% in December as employers announced nearly 2 million job cuts during the year. Deteriorating corporate earnings prompted many investors to abandon higher-priced growth stocks for lower priced, more defensive value stocks--or to abandon the stock market altogether in favor of fixed-income or money market investments.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow experienced its worst week in more than 60 years, falling more than 14% in just five days. By early November, however, major market indexes had recouped all of their post-attack losses.

HOW DID YOU MANAGE THE FUND?
We continued to manage the fund in accordance with economist Harry S. Dent, Jr.'s long-term demographic forecasts, although our bottom-up analysis of individual stocks ultimately determines the portfolio's composition. Dent continues to believe that technology, health care, financial and consumer-discretionary stocks may benefit from demographic trends, and the fund remains heavily invested in those sectors.
    We added quality technology names--particularly semiconductor names--to the portfolio during the fiscal year. We wanted to own stocks of semiconductor companies that supply the brains for everything from PCs to cell phones, from toys to automobiles, because they typically are among the first stocks to feel the effects of an economic recovery. We slightly reduced our health care exposure over the course of the fiscal year. Within that sector, we reduced our health care services and large pharmaceutical company holdings in favor of specialty pharmaceutical makers, medical device manufacturers and biotech companies.

FUND AT A GLANCE

AIM V.I. Dent Demographic Trends Fund seeks to provide long-term growth of capital.

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Invests in companies with strong earnings-growth potential that are expected to benefit from long-term demographic, economic and lifestyle trends as forecast by economist Harry S. Dent, Jr.

o   Does not focus on short-term trends or events

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=====================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------
 1. Cisco Systems, Inc.                         2.8%     1. Semiconductors                      11.9%

 2. Microsoft Corp.                             2.7      2. Diversified Financial Services      11.5

 3. Johnson & Johnson                           2.4      3. Biotechnology                        7.7

 4. Citigroup Inc.                              2.3      4. Pharmaceuticals                      6.9

 5. American International Group, Inc.          2.2      5. Semiconductor Equipment              5.6

 6. Stilwell Financial, Inc.                    2.2      6. Systems Software                     4.2

 7. Celestica Inc.                              2.0      7. Networking Equipment                 4.1

 8. Merrill Lynch & Co., Inc.                   2.0      8. Multi-Line Insurance                 3.1

 9. Intel Corp.                                 2.0      9. Broadcasting & Cable TV.             2.9

10. Univision Communications Inc.-Class A      1.9     10. Computer Hardware                    2.7

The fund's portfolio is subject to change, and there is no guarantee it will continue to hold any particular security.
=====================================================================================================

            AIM V.I. DENT DEMOGRAPHIC TRENDS FUND - SERIES I SHARES

    While financial stocks as a group underperformed because of the weak economy, we maintained the fund's weighting in that sector. Among financial stocks, we held lenders, insurers, asset managers and brokers. We began moving out of consumer staples stocks and into consumer-discretionary stocks, since we believe that when the economic recovery takes hold, consumer-discretionary stocks will have greater appreciation potential.
    At the close of the year, the fund held 106 stocks and a majority of fund net assets were invested in large-cap stocks. Nonetheless, we increased our small- and mid-cap exposure during the year because we believed they offered more compelling valuations than many large-cap stocks. We also believed that small- and mid-cap stocks might respond more positively to an economic recovery.
    We look for stocks that we believe will benefit from long-term demographic trends--stocks such as these major fund holdings:
o Citigroup, the world's largest financial services company, provides credit card, banking, insurance and investment services in more than 100 countries. It could benefit as the world's population ages and becomes wealthier.
o Johnson & Johnson, a leading health care company, has an orthopedics division, a pharmaceutical division and a medical products division, all of which are expected to benefit from an aging population.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
As the year ended, there were signs that the economy was stabilizing. Signs of stabilization in the labor market, improving consumer confidence, expanding manufacturing activity--along with continued strength in the housing market, low energy prices and an absence of inflation--reinforced the consensus view among economists that a recovery will take hold at some point in 2002.
    The United States achieved its initial goals in Afghanistan more quickly than many had expected, and the government continued its homeland security efforts. Despite positive fourth-quarter performance, stocks remained favorably priced--and a considerable amount of cash remained in money market accounts that could potentially be deployed back into stocks.

RESULTS OF A $10,000 INVESTMENT
12/29/99-12/31/01

================================================================================
(HYPO Chart)
                             AIM V.I. DENT
                 DEMOGRAPHIC TRENDS FUND SERIES I SHARES     RUSSELL 3000 INDEX
12/29/99                         $10,000                           $10,000
1/31/00                            9,800                             9,607
2/29/00                           11,120                             9,697
3/31/00                           11,110                            10,456
4/30/00                           10,210                            10,088
5/31/00                            9,400                             9,804
6/30/00                           10,410                            10,095
7/31/00                           10,340                             9,916
8/31/00                           11,450                            10,652
9/30/00                           10,770                            10,169
10/31/00                           9,900                            10,025
11/30/00                           8,040                             9,101
12/31/00                           8,210                             9,253
1/31/01                            8,490                             9,570
2/28/01                            6,570                             8,696
3/31/01                            5,620                             8,129
4/30/01                            6,440                             8,781
5/31/01                            6,380                             8,851
6/30/01                            6,440                             8,688
7/31/01                            6,050                             8,545
8/31/01                            5,460                             8,040
9/30/01                            4,520                             7,331
10/31/01                           4,890                             7,501
11/30/01                           5,560                             8,079
12/31/01                           5,590                             8,194

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01

================================================================================

SERIES I SHARES

Inception (12/29/99)                    -25.17%

1 Year                                  -31.91

================================================================================

The performance figures in this report, which represent AIM V.I. Dent Demographic Trends Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would reduce the total return. Series I Shares' performance figures are historical and reflect fund expenses, reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    Harry S. Dent, Jr.'s stock market scenario is based on historical data and represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and service patterns and other social, political and economic uncertainty could affect corporate earnings and the stock market, negatively altering Dent's view.
    Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
    The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
    The unmanaged Russell 3000 Index represents the performance of the broad market. Data for the index are for the period 12/31/99-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                             MARKET
                                                SHARES        VALUE
DOMESTIC COMMON STOCKS-84.39%

ADVERTISING-1.84%

Interpublic Group of Cos., Inc. (The)              8,000   $   236,320
----------------------------------------------------------------------
Lamar Advertising Co.(a)                          13,000       550,420
======================================================================
                                                               786,740
======================================================================

APPAREL RETAIL-1.46%

Abercrombie & Fitch Co.-Class A(a)                15,000       397,950
----------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                          6,500       227,500
======================================================================
                                                               625,450
======================================================================

APPLICATION SOFTWARE-2.40%

Cadence Design Systems, Inc.(a)                    8,000       175,360
----------------------------------------------------------------------
Electronic Arts Inc.(a)                            6,500       389,675
----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               11,500       462,300
======================================================================
                                                             1,027,335
======================================================================

BIOTECHNOLOGY-7.65%

Affymetrix, Inc.(a)                                8,000       302,000
----------------------------------------------------------------------
Amgen Inc.(a)                                      6,000       338,640
----------------------------------------------------------------------
BioMarin Pharmaceuticals Inc.(a)                   8,000       107,520
----------------------------------------------------------------------
Cell Therapeutics, Inc.(a)                         5,500       132,770
----------------------------------------------------------------------
Cephalon, Inc.(a)                                  4,500       340,132
----------------------------------------------------------------------
Chiron Corp.(a)                                    5,000       219,200
----------------------------------------------------------------------
Enzon, Inc.(a)                                     2,250       126,630
----------------------------------------------------------------------
Genentech, Inc.(a)                                 5,500       298,375
----------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      5,500       379,115
----------------------------------------------------------------------
ILEX Oncology, Inc.(a)                             5,000       135,200
----------------------------------------------------------------------
Invitrogen Corp.(a)                                6,000       371,580
----------------------------------------------------------------------
Protein Design Labs, Inc.(a)                      10,000       329,300
----------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                   4,500       192,600
======================================================================
                                                             3,273,062
======================================================================

BROADCASTING & CABLE TV-2.91%

Hispanic Broadcasting Corp.(a)                    17,000       433,500
----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          20,000       809,200
======================================================================
                                                             1,242,700
======================================================================

CASINOS & GAMING-0.56%

International Game Technology(a)                   3,500       239,050
======================================================================

COMPUTER & ELECTRONICS RETAIL-1.57%

Best Buy Co., Inc.(a)                              4,500       335,160
----------------------------------------------------------------------
Circuit City Stores-Circuit City Group            13,000       337,350
======================================================================
                                                               672,510
======================================================================

COMPUTER HARDWARE-2.70%

Compaq Computer Corp.                             20,500       200,080
----------------------------------------------------------------------
Dell Computer Corp.(a)                            17,000       462,060
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
COMPUTER HARDWARE-(CONTINUED)

Sun Microsystems, Inc.(a)                         40,000   $   493,600
======================================================================
                                                             1,155,740
======================================================================

COMPUTER STORAGE & PERIPHERALS-0.51%

Network Appliance, Inc.(a)                        10,000       218,700
======================================================================

DEPARTMENT STORES-0.49%

Kohl's Corp.(a)                                    3,000       211,320
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.51%

Cendant Corp.(a)                                  11,000       215,710
======================================================================

DIVERSIFIED FINANCIAL SERVICES-11.50%

Citigroup Inc.                                    19,500       984,360
----------------------------------------------------------------------
Freddie Mac                                        6,000       392,400
----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    7,000       649,250
----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      4,000       267,200
----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         16,000       833,920
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  10,500       587,370
----------------------------------------------------------------------
Stilwell Financial, Inc.                          35,000       952,700
----------------------------------------------------------------------
USA Education Inc.                                 3,000       252,060
======================================================================
                                                             4,919,260
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.50%

Waters Corp.(a)                                    5,500       213,125
======================================================================

GENERAL MERCHANDISE STORES-2.56%

Family Dollar Stores, Inc.                         7,500       224,850
----------------------------------------------------------------------
Target Corp.                                      10,000       410,500
----------------------------------------------------------------------
Wal-Mart Stores, Inc.                              8,000       460,400
======================================================================
                                                             1,095,750
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.77%

AmerisourceBergen Corp.                            2,000       127,100
----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            2,500       202,125
======================================================================
                                                               329,225
======================================================================

HEALTH CARE EQUIPMENT-2.59%

Baxter International Inc.                          8,000       429,040
----------------------------------------------------------------------
Guidant Corp.(a)                                   5,000       249,000
----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          3,000       232,950
----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           6,500       198,510
======================================================================
                                                             1,109,500
======================================================================

HEALTH CARE FACILITIES-0.36%

HCA Inc.                                           4,000       154,160
======================================================================

HOME IMPROVEMENT RETAIL-1.49%

Home Depot, Inc. (The)                            12,500       637,625
======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                             MARKET
                                                SHARES        VALUE

HOTELS-1.74%

Royal Caribbean Cruises Ltd.                      27,500   $   445,500
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         10,000       298,500
======================================================================
                                                               744,000
======================================================================

INTERNET RETAIL-0.55%

eBay Inc.(a)                                       3,500       234,150
======================================================================

INTERNET SOFTWARE & SERVICES-0.29%

Yahoo! Inc.(a)                                     7,000       124,180
======================================================================

IT CONSULTING & SERVICES-0.81%

SunGard Data Systems Inc.(a)                      12,000       347,160
======================================================================

MOTORCYCLE MANUFACTURERS-0.95%

Harley-Davidson, Inc.                              7,500       407,325
======================================================================

MOVIES & ENTERTAINMENT-1.31%

AOL Time Warner Inc.(a)                           17,500       561,750
======================================================================

MULTI-LINE INSURANCE-3.11%

American International Group, Inc.                12,000       952,800
----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      6,000       376,980
======================================================================
                                                             1,329,780
======================================================================

NETWORKING EQUIPMENT-4.06%

Brocade Communications Systems, Inc.(a)           11,000       364,320
----------------------------------------------------------------------
Cisco Systems, Inc.(a)                            65,000     1,177,150
----------------------------------------------------------------------
McDATA Corp.-Class A(a)                            8,000       196,000
======================================================================
                                                             1,737,470
======================================================================

PHARMACEUTICALS-6.42%

Abbott Laboratories                                9,000       501,750
----------------------------------------------------------------------
Allergan, Inc.                                     6,000       450,300
----------------------------------------------------------------------
Andrx Group(a)                                     2,500       176,025
----------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                          6,500       217,750
----------------------------------------------------------------------
ImClone Systems Inc.(a)                            4,000       185,840
----------------------------------------------------------------------
Johnson & Johnson                                 17,000     1,004,700
----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      5,000       210,650
======================================================================
                                                             2,747,015
======================================================================

RESTAURANTS-0.70%

Brinker International, Inc.(a)                    10,000       297,600
======================================================================

SEMICONDUCTOR EQUIPMENT-5.60%

Applied Materials, Inc.(a)                        15,000       601,500
----------------------------------------------------------------------
Axcelis Technologies, Inc.(a)                     30,000       386,700
----------------------------------------------------------------------
Brooks Automation, Inc.(a)                        10,000       406,700
----------------------------------------------------------------------
KLA-Tencor Corp.(a)                                8,500       421,260
----------------------------------------------------------------------
Lam Research Corp.(a)                             25,000       580,500
======================================================================
                                                             2,396,660
======================================================================

SEMICONDUCTORS-8.79%

Altera Corp.(a)                                   22,500       477,450
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

ANADIGICS, Inc.(a)                                12,500   $   190,625
----------------------------------------------------------------------
Analog Devices, Inc.(a)                            5,000       221,950
----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          6,000       245,880
----------------------------------------------------------------------
Conexant Systems, Inc.(a)                         25,000       359,000
----------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                7,000       158,130
----------------------------------------------------------------------
Intel Corp.                                       26,500       833,425
----------------------------------------------------------------------
Microchip Technology Inc.(a)                      13,000       503,620
----------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         21,000       403,830
----------------------------------------------------------------------
Texas Instruments Inc.                            13,000       364,000
======================================================================
                                                             3,757,910
======================================================================

SOFT DRINKS-0.40%

Coca-Cola Enterprises, Inc.                        9,000       170,460
======================================================================

SPECIALTY STORES-0.75%

Bed Bath & Beyond Inc.(a)                          9,500       322,050
======================================================================

SYSTEMS SOFTWARE-4.20%

Microsoft Corp.(a)                                17,500     1,159,725
----------------------------------------------------------------------
Oracle Corp.(a)                                   30,000       414,300
----------------------------------------------------------------------
VERITAS Software Corp.(a)                          5,000       224,100
======================================================================
                                                             1,798,125
======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.88%

JDS Uniphase Corp.(a)                             25,000       218,250
----------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                    9,000       155,520
----------------------------------------------------------------------
QUALCOMM Inc.(a)                                   8,500       429,250
======================================================================
                                                               803,020
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.46%

Sprint Corp. (PCS Group)(a)                        8,000       195,280
======================================================================
    Total Domestic Common Stocks (Cost
      $35,286,793)                                          36,100,897
======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.48%

BERMUDA-1.98%

Accenture Ltd.-Class A (IT Consulting &
  Services)(a)                                    10,500       282,660
----------------------------------------------------------------------
ACE Ltd. (Property & Casualty Insurance)          14,000       562,100
======================================================================
                                                               844,760
======================================================================

CANADA-2.80%

Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 21,500       868,385
----------------------------------------------------------------------
Genesis Microchip Inc. (Semiconductors)(a)         5,000       330,600
======================================================================
                                                             1,198,985
======================================================================

FINLAND-0.77%

Nokia Oyj-ADR (Telecommunications Equipment)      13,500       331,155
======================================================================

HONG KONG-0.94%

Dah Sing Financial Group (Banks)                  85,000       402,193
======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                             MARKET
                                                SHARES        VALUE

ISRAEL-1.12%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)                6,500   $   259,285
----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                             5,500       219,725
======================================================================
                                                               479,010
======================================================================

TAIWAN-2.33%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                       30,000       515,100
----------------------------------------------------------------------
United Microelectronics-ADR (Semiconductors)      50,000       480,000
======================================================================
                                                               995,100
======================================================================

UNITED KINGDOM-0.54%

Vodafone Group PLC-ADR (Wireless
  Telecommunication Services)                      9,000       231,120
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $3,987,520)                            4,482,323
======================================================================

                                                             MARKET
                                                SHARES        VALUE

MONEY MARKET FUNDS-4.99%

STIC Liquid Assets Portfolio(b)                1,068,608   $ 1,068,608
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,068,608     1,068,608
======================================================================
    Total Money Market Funds (Cost
      $2,137,216)                                            2,137,216
======================================================================
TOTAL INVESTMENTS-99.86% (Cost $41,411,529)                 42,720,436
======================================================================
OTHER ASSETS LESS LIABILITIES-0.14%                             57,867
======================================================================
NET ASSETS-100.00%                                         $42,778,303
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $41,411,529)  $42,720,436
------------------------------------------------------------
Receivables for:
  Investments sold                                   724,601
------------------------------------------------------------
  Fund shares sold                                   187,839
------------------------------------------------------------
  Dividends                                           15,229
------------------------------------------------------------
Investment for deferred compensation plan             12,444
============================================================
    Total assets                                  43,660,549
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              667,298
------------------------------------------------------------
  Fund shares reacquired                             146,553
------------------------------------------------------------
  Deferred compensation plan                          12,444
------------------------------------------------------------
Accrued administrative services fees                  19,890
------------------------------------------------------------
Accrued distribution fees                                261
------------------------------------------------------------
Accrued transfer agent fees                            1,446
------------------------------------------------------------
Accrued operating expenses                            34,354
============================================================
    Total liabilities                                882,246
============================================================
Net assets applicable to shares outstanding      $42,778,303
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $39,226,139
____________________________________________________________
============================================================
Series II                                        $ 3,552,164
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           7,017,409
____________________________________________________________
============================================================
Series II                                            636,125
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      5.59
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      5.58
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,194)                                       $    161,424
------------------------------------------------------------
Dividends from affiliated money market funds          63,132
------------------------------------------------------------
Interest                                               3,178
============================================================
    Total investment income                          227,734
============================================================

EXPENSES:

Advisory fees                                        324,199
------------------------------------------------------------
Administrative services fees                         128,232
------------------------------------------------------------
Custodian fees                                        39,337
------------------------------------------------------------
Distribution fees -- Series II                           435
------------------------------------------------------------
Transfer agent fees                                    8,608
------------------------------------------------------------
Trustees' fees                                         8,537
------------------------------------------------------------
Other                                                 40,925
============================================================
    Total expenses                                   550,273
============================================================
Less: Fees waived                                    (21,988)
------------------------------------------------------------
    Expenses paid indirectly                             (51)
============================================================
    Net expenses                                     528,234
============================================================
Net investment income (loss)                        (300,500)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (19,644,348)
------------------------------------------------------------
  Foreign currencies                                   1,936
------------------------------------------------------------
  Option contracts written                            22,626
============================================================
                                                 (19,619,786)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            4,541,212
------------------------------------------------------------
  Option contracts written                            (6,347)
============================================================
                                                   4,534,865
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (15,084,921)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(15,385,421)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (300,500)   $  (142,711)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (19,619,786)    (6,304,292)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts and option
    contracts                                                    4,534,865     (3,225,384)
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (15,385,421)    (9,672,387)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --           (477)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      13,305,828     49,972,853
-----------------------------------------------------------------------------------------
  Series II                                                      3,558,308             --
=========================================================================================
    Net increase in net assets                                   1,478,715     40,299,989
=========================================================================================

NET ASSETS:

  Beginning of year                                             41,299,588        999,599
=========================================================================================
  End of year                                                 $ 42,778,303    $41,299,588
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 67,407,808    $50,835,171
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (12,478)        (5,413)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (25,925,934)    (6,304,212)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, futures contracts and option contracts           1,308,907     (3,225,958)
=========================================================================================
                                                              $ 42,778,303    $41,299,588
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income (loss) was increased by $293,435, undistributed net realized gains were decreased by $1,936 and shares of beneficial interest was decreased by $291,499 as a result of book/tax differences due to foreign currency gain/loss and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

     The Fund's capital loss carryforward of $24,127,497 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $ 3,120,883   December 31, 2008
   -------------------------------
    21,006,614   December 31, 2009
   ===============================
   $24,127,497
   _______________________________
   ===============================

     As of December 31, 2001, the fund has a post-October capital loss deferral of $594,044, which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $21,814.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $128,232, of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $1,514 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee up to 0.25% of the average daily net assets of the Series II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $261 as compensation under the Plan. For the year ended December 31, 2001, AIM waived fees of $174.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

  During the year ended December 31, 2001, the Fund paid legal fees of $3,101 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $51 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $51.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                            2001     2000
                                           ------    ----
Distributions paid from:
  Ordinary income                          $  --     $477
_________________________________________________________
=========================================================


As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                     (24,127,497)
---------------------------------------------------------
Unrealized appreciation (depreciation)           (502,008)
=========================================================
                                             $(24,629,505)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $68,614,085 and $53,364,267, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 3,223,279
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (3,118,765)
=========================================================
Net unrealized appreciation of investment
  securities                                  $   104,514
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $42,615,922.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of year                      30       $ 13,472
--------------------------------------------------------
Written                               140         47,321
--------------------------------------------------------
Closed                                (80)       (33,464)
--------------------------------------------------------
Exercised                             (90)       (27,329)
========================================================
End of year                            --       $     --
________________________________________________________
========================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                        2001                         2000
                                                              -------------------------    ------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------    -----------    ---------    -----------
Sold:
  Series I                                                     3,450,817    $22,216,215    5,158,240    $52,212,162
-------------------------------------------------------------------------------------------------------------------
  Series II*                                                     652,411      3,648,439           --
===================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --             --           54            477
===================================================================================================================
Reacquired:
  Series I                                                    (1,465,801)    (8,910,387)    (225,902)    (2,239,786)
-------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (16,286)       (90,131)          --             --
===================================================================================================================
                                                               2,621,141    $16,864,136    4,932,392    $49,972,853
___________________________________________________________________________________________________________________
===================================================================================================================

* Series II shares commenced sales on November 7, 2001.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              SERIES I
                                                              -----------------------------------------
                                                                                      DECEMBER 29, 1999
                                                                   YEAR ENDED         (DATE OPERATIONS
                                                                  DECEMBER 31,          COMMENCED) TO
                                                              --------------------      DECEMBER 31,
                                                              2001(a)      2000(a)          1999
                                                              -------      -------    -----------------
Net asset value, beginning of period                          $  8.21      $ 10.00         $10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.05)       (0.07)            --
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.57)       (1.72)            --
=======================================================================================================
    Total from investment operations                            (2.62)       (1.79)            --
=======================================================================================================
Net asset value, end of period                                $  5.59      $  8.21         $10.00
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                (31.91)%     (17.90)%           --
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $39,226      $41,300         $1,000
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.38%(c)     1.40%          1.40%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.44%(c)     1.63%         12.58%(d)
=======================================================================================================
Ratio of net investment income (loss) to average net assets     (0.79)%(c)   (0.69)%         2.96%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate                                           144%          92%            --
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $37,966,871.
(d)  Annualized.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS                  SUB-ADVISOR
11 Greenway Plaza            A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker      H.S. Dent Advisors, Inc.
Suite 100                    11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza       6515 Gwin Road
Houston, TX 77046            Suite 100                 Suite 100                  Suite 800                 Oakland, CA 94611
                             Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner              Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500       & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007       919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                             New York, NY 10022                                   Boston, MA 02110

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

               AIM V.I. DIVERSIFIED INCOME FUND - SERIES I SHARES

FUND REWARDS INVESTORS WITH POSITIVE PERFORMANCE


WHAT WERE THE FUND'S RESULTS?
The past year has been favorable for bonds, which often do well when the economy does poorly. For the 12 months ended December 31, 2001, AIM V.I. Diversified Income Fund Series I Shares posted a return of 3.59%, besting the 2.50% return for the Lipper Global Income Fund Index, which consists of comparable funds. The Lehman Aggregate Bond Index, a broad market index that posted 8.44%, is a less appropriate fit for the fund's portfolio because it contains only domestic investment-grade bonds.

WHY WAS THE ECONOMY WEAK?
During the booming 1990s, many businesses made large capital investments, expecting continued growth. When demand did not keep pace with their increased capacity, their earnings declined, making stocks and lower quality debt less desirable to investors. Since this same scenario was happening in many countries, it dragged down stock markets, increased credit risk and caused a flight to safety on a global scale.

WHAT ECONOMIC TRENDS DEVELOPED DURING THE YEAR?
The Federal Reserve Bank (the Fed) cut short-term interest rates 11 times during 2001, from 6.50% at the beginning of January to 1.75% at the end of December, the lowest in 40 years. This has historically been a successful economic stimulus, though it takes months for monetary stimulus to take effect. This time, however, the nation is still waiting for results.
    The U.S. economy began contracting in March, marking the beginning of a recession. The U.S. gross domestic product contracted at an annualized rate of 1.3% in the third quarter, and most economists anticipated contraction in the fourth quarter as well.

WHAT IMPACT DID THESE CONDITIONS HAVE ON BONDS?
As equity values nose-dived, safety-seeking investors moved money into fixed-income securities, bidding up prices. Bonds also benefited from the Fed's rate cuts, since existing bonds tend to rise in value as interest rates on new bonds decline. U.S. bonds outperformed international issues. After a strong first quarter for U.S. bonds, risk aversion increased during the second quarter, and high-yield instruments lagged as investors moved toward higher-grade bonds. September's terrorist attacks intensified

FUND AT A GLANCE

AIM V.I. Diversified Income Fund pursues high current income by investing in domestic and foreign bonds, U.S. and foreign government securities, and lower-rated U.S. corporate bonds (also known as "junk bonds").

INVESTMENT STRATEGY: INCOME AND PRINCIPAL PROTECTION (seeks income consistent with capital preservation by investing in a diversified portfolio of high-quality corporate, U.S. government, foreign government and below-investment-grade bonds.)

o Maintains an average investment-grade rating, while also offering exposure to high-yield securities

o   Favors intermediate to longer term maturities

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

===============================================================================================================================
TOP 10 FIXED-INCOME HOLDINGS                                            TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------------
                                       Coupon   Maturity  Percent
 1.  CSC Holdings Inc.                  7.250    07/08     1.8           1.  Broadcasting & Cable TV                    13.1%

 2.  News America Holdings, Inc.        9.250    02/13     1.4           2.  Electric Utilities                          11.3

 3.  Waste Management, Inc.             7.100    08/26     1.4           3.  Banks                                        7.2

 4.  CSX Corp.                          7.250    05/27     1.3           4.  Diversified Financial Services               7.1

 5.  Intermedia Communications Inc.     9.500    03/09     1.1           5.  Oil & Gas Exploration & Production           6.0

 6.  Mirant Corp.                       7.900    07/09     1.1           6   Integrated Telecommunication Services        3.8

 7.  Associates Corp.                   6.950    11/18     1.1           7.  Gas Utilities                                3.3

 8.  Wachovia Corp.                     7.500    04/35     1.1           8.  Real Estate Investment Trusts                3.1

 9.  Lenfest Communications, Inc.       8.250    02/08     1.1           9.  Publishing & Printing                        3.0

10.  Niagara Mohawk Power Corp.         8.500    07/10     1.0          10.  Environmental Services                       2.6

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===============================================================================================================================

               AIM V.I. DIVERSIFIED INCOME FUND - SERIES I SHARES

anxiety. Prices of high yield bonds plummeted, while those of the two-year Treasury (one of the safest issues) soared. The wave of risk aversion seemed to dissipate in November, bringing a high yield rally, but investment-grade issues still posted stronger returns for the year.

HOW DID YOU MANAGE THE FUND?
As of December 31, 2001, the fund had 207 holdings. Areas of significant exposure continued to be the industrial, financial and utility industries. Adjustments to holdings were moderate after mid-year, by which time we had significantly increased the fund's holdings in banks and diversified financial services while reducing its exposure to telecommunications. Involvement in broadcasting and cable TV and in the utilities and energy sectors remained about the same during the year.
    The fund's weighting of approximately 80% investment-grade bonds contributed positively to performance, while the 20%high yield holdings detracted from performance because lower quality issues were hurt by credit concerns, economic weakness and money outflows for most of the year. Duration was lengthened somewhat during the year, supporting strong returns for the fund as interest rates declined. The fund ended this period with a portfolio average quality rating of BBB.

WHAT WAS THE SITUATION LIKE AT THE CLOSE OF THE YEAR?
The United States remained in recession, and the nation's unemployment rate jumped to 5.8% in December. However, inflation remained low, and consumer confidence began to rebound toward the end of the year. Sales of new homes held up well and holiday retail sales turned out better than expected.
    Whether the fund will continue to outperform equity funds will depend, in part, on whether the global economy heads toward recovery or remains in the doldrums. The fund plans to continue using a high yield bond component for an income boost while keeping most of its holdings in solid investment-grade corporate bonds to reduce volatility over the long term.

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/2001

================================================================================
(HYPO Chart)

          AIM VI DIVERSIFIED
             INCOME FUND          LEHMAN AGGREGATE     LIPPER GLOBAL INCOME
          SERIES I SHARES           BOND INDEX             FUND INDEX
5/93           $10,000                $10,000                 $10,000
12/93           10,605                 10,466                  10,908
12/94           10,068                 10,161                  10,122
12/95           11,984                 12,038                  11,919
12/96           13,205                 12,475                  13,114
12/97           14,446                 13,680                  13,588
12/98           14,963                 14,868                  14,448
12/99           14,677                 14,746                  14,051
12/00           14,777                 16,460                  14,638
12/01           15,306                 17,850                  15,003

                                                           Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (5/5/93)  5.04%
  5 Years                     3.00
  1 Year                      3.59

The performance figures shown here, which represent AIM V.I. Diversified Income Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so fund shares (when redeemed) may be worth more or less than their original cost.
    U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
    International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
    The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which are guaranteed by the government if held to maturity).
    The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
    The unmanaged Lipper Global Income Fund Index represents an average of the performance of global income funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    Data for the indexes are for the period 4/30/93 - 12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    Due to recent significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Call your financial advisor for more current performance.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-80.59%

AEROSPACE & DEFENSE-0.37%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  290,000   $   294,350
=======================================================================

AIRLINES-0.66%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $550,000)(a)                                    550,000       527,906
=======================================================================

ALTERNATIVE CARRIERS-1.31%

Intermedia Communications Inc.-Series B, Sr.
  Sub. Disc. Notes, 12.25%, 03/01/09(b)           160,000       142,800
-----------------------------------------------------------------------
Intermedia Communications Inc.-Series B, Sr.
  Unsec. Notes, 9.50%, 03/01/09                   850,000       907,375
=======================================================================
                                                              1,050,175
=======================================================================

APPAREL RETAIL-0.25%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                200,000       198,000
=======================================================================

AUTOMOBILE MANUFACTURERS-0.25%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 180,000       196,634
=======================================================================

BANKS-7.14%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                        500,000       585,400
-----------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                 300,000       323,127
-----------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05      300,000       308,883
-----------------------------------------------------------------------
Dresdner Bank New York, Unsec. Sub. Deb.,
  7.25%, 09/15/15                                 400,000       418,240
-----------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                        600,000       628,734
-----------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25      345,000       364,789
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/24                           435,000       501,324
-----------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                 500,000       521,200
-----------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                          245,000       255,550
-----------------------------------------------------------------------
Suntrust Bank, Sub. Notes, 6.38%, 04/01/11        230,000       232,012
-----------------------------------------------------------------------
Swiss Bank Corp-NY, Sub. Notes, 7.38%,
  06/15/17                                        180,000       190,201
-----------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/35                                 100,000       104,402
-----------------------------------------------------------------------
  7.50%, 04/15/35                                 800,000       853,776
-----------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                          375,000       414,877
=======================================================================
                                                              5,702,515
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

BROADCASTING & CABLE TV-12.11%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10                      $  350,000   $   360,500
-----------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                          440,000       448,831
-----------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                                 550,000       567,149
-----------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10           280,000       180,600
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Notes,
  9.63%, 11/15/09                                 200,000       203,000
-----------------------------------------------------------------------
  10.75%, 10/01/09                                290,000       306,675
-----------------------------------------------------------------------
  11.13%, 01/15/11                                150,000       159,375
-----------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00; Cost $496,265)(a)           500,000       537,920
-----------------------------------------------------------------------
CSC Holdings Inc.,
  Series B, Sr. Unsec. Notes,
  7.63%, 04/01/11                                 400,000       403,004
-----------------------------------------------------------------------
  8.13%, 07/15/09                                 350,000       362,852
-----------------------------------------------------------------------
  Sr. Unsec. Deb.,
  7.63%, 07/15/18                                 550,000       519,376
-----------------------------------------------------------------------
  7.88%, 02/15/18                                 500,000       483,475
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                               1,430,000     1,431,716
-----------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Notes,
  10.25%, 11/01/07                                600,000       600,372
-----------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(b)                      270,000       123,525
-----------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                          800,000       847,672
-----------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes,
  7.25%, 04/06/11                                 250,000       248,365
-----------------------------------------------------------------------
  8.25%, 04/11/10                                 150,000       158,755
-----------------------------------------------------------------------
Shaw Group Inc. (The), Sr. Unsec. Conv.
  LYONS, 3.21%, 05/01/21(c)                       250,000       128,125
-----------------------------------------------------------------------
Telewest Communications PLC (United Kingdom),
  Sr. Unsec. Yankee Deb., 9.63%, 10/01/06         145,000       100,775
-----------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24                                 200,000       203,836
-----------------------------------------------------------------------
Time Warner Inc., Unsec. Deb.,
  8.05%, 01/15/16                                 125,000       141,466
-----------------------------------------------------------------------
  9.15%, 02/01/23                                 600,000       714,408
-----------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                          400,000       444,964
=======================================================================
                                                              9,676,736
=======================================================================

BUILDING PRODUCTS-0.24%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         210,000       194,775
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

CASINOS & GAMING-1.26%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                      $  270,000   $   292,950
-----------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         125,000       136,562
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                           85,000        81,812
-----------------------------------------------------------------------
MGM Mirage Inc., Sr. Unsec. Gtd. Notes,
  8.50%, 09/15/10                                 375,000       385,474
-----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          110,000       107,004
=======================================================================
                                                              1,003,802
=======================================================================

CONSUMER FINANCE-1.97%

Ford Motor Credit Co., Notes, 7.88%, 06/15/10     200,000       203,818
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. GLOBALS, 7.38%,
  10/28/09                                        530,000       524,440
-----------------------------------------------------------------------
General Motors Acceptance Corp., Bonds,
  8.00%, 11/01/31                                  85,000        85,914
-----------------------------------------------------------------------
Household Finance Corp., Unsec. Notes, 8.00%,
  07/15/10                                        700,000       759,542
=======================================================================
                                                              1,573,714
=======================================================================

DISTRIBUTORS-0.50%

Ferrellgas Partners L.P.,-Series B, Sr. Sec.
  Gtd. Notes, 9.38%, 06/15/06                     390,000       395,850
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.16%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    125,000       123,750
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-6.20%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired 05/24/01;
  Cost $98,986)(a)                                100,000       101,964
-----------------------------------------------------------------------
AIG SunAmerica Global Financing VII, Notes,
  5.85%, 08/01/08 (Acquired
  08/21/01-08/22/01; Cost $626,541)(a)            625,000       632,256
-----------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                                 855,000       888,747
-----------------------------------------------------------------------
Auburn Hills Trust, Gtd. Deb., 12.00%,
  05/01/20                                        200,000       278,508
-----------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 7.25%,
  10/01/10                                        225,000       240,167
-----------------------------------------------------------------------
FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  04/10/01-05/09/01; Cost $448,433)(a)            430,000       464,593
-----------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                        200,000       219,112
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.56%, 02/10/28(c)   1,300,000       168,324
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                   200,000       206,704
-----------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06               250,000       254,442
-----------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $500,000)(a)           500,000       511,470
-----------------------------------------------------------------------
Qwest Capital Funding Inc., Gtd. Unsec.
  Notes, 7.63%, 08/03/21                          300,000       282,318
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                       $  550,000   $   596,909
-----------------------------------------------------------------------
Tyco Capital Corp. (The), Notes, 6.50%,
  02/07/06                                        100,000       103,528
=======================================================================
                                                              4,949,042
=======================================================================

DIVERSIFIED METALS & MINING-0.50%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(d)(e)                                  380,000        19,950
-----------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                 370,000       378,499
=======================================================================
                                                                398,449
=======================================================================

ELECTRIC UTILITIES-10.07%

AES Corp. (The), Sr. Unsec. Notes,
  8.75%, 12/15/02                                 700,000       693,000
-----------------------------------------------------------------------
  9.50%, 06/01/09                                 400,000       358,000
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        570,000       518,700
-----------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                        450,000       444,974
-----------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           270,000       270,292
-----------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17           500,000       513,815
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 350,000       357,000
-----------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                          400,000       392,488
-----------------------------------------------------------------------
Commonwealth Edison Co.-Series 92, First
  Mortgage Bonds, 7.63%, 04/15/13                 400,000       422,320
-----------------------------------------------------------------------
El Paso Electric Co.-Series D, Sec. First
  Mortgage Bonds, 8.90%, 02/01/06                 400,000       433,316
-----------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                      150,000       159,075
-----------------------------------------------------------------------
Indiana Michigan Power Co.-Series C, Sr.
  Unsec. Notes, 6.13%, 12/15/06                   400,000       397,040
-----------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 12/03/99; Cost $980,670)(a)         1,000,000       892,500
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                120,000       131,400
-----------------------------------------------------------------------
Niagara Mohawk Holdings Inc., First Mortgage
  Notes, 7.75%, 05/15/06                          500,000       534,600
-----------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(b)          900,000       823,761
-----------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            140,000       143,970
-----------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                 615,000       556,913
=======================================================================
                                                              8,043,164
=======================================================================

EMPLOYMENT SERVICES-0.20%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         200,000       161,000
=======================================================================

ENVIRONMENTAL SERVICES-2.09%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09        195,000       201,825
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
ENVIRONMENTAL SERVICES-(CONTINUED)

Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                              $  350,000   $   320,774
-----------------------------------------------------------------------
Waste Management, Inc., Putable Unsec. Notes,
  7.10%, 08/01/26                               1,100,000     1,146,695
=======================================================================
                                                              1,669,294
=======================================================================

GAS UTILITIES-2.84%

Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Notes, 7.10%, 03/15/11                     340,000       331,133
-----------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee
  Deb., 8.50%, 12/15/12                           500,000       559,060
-----------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06        400,000       428,560
-----------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 500,000       470,085
-----------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                           430,000       479,489
=======================================================================
                                                              2,268,327
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.13%

Fresenius Medical Care Capital Trust IV, Sec.
  Gtd. Notes, 7.88%, 06/15/11                     105,000       105,000
=======================================================================

HOME FURNISHINGS-0.00%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/15/07(d)                             340,000             3
=======================================================================

HOMEBUILDING-0.27%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    210,000       219,450
=======================================================================

INTEGRATED OIL & GAS-2.54%

El Paso CGP Co., Sr. Unsec. Putable Deb.,
  6.70%, 02/15/27                                 450,000       448,348
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                          300,000       311,715
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Putable Deb.,
  9.25%, 08/01/19                                 350,000       414,914
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                 250,000       259,983
-----------------------------------------------------------------------
  7.65%, 02/15/06                                 160,000       170,461
-----------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                        350,000       419,745
=======================================================================
                                                              2,025,166
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.97%

AT&T Canada Inc. (Canada), Sr. Unsec. Yankee
  Notes, 7.65%, 09/15/06                          330,000       209,963
-----------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable
  Deb., 7.13%, 06/15/27                           500,000       519,575
-----------------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc. Notes, 11.50%,
  02/01/06(b)                                     650,000       224,250
-----------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               320,000       342,192
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11                                        540,000       571,055
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Verizon Global Funding Corp.,-Series REGS,
  Conv. Sr. Euro Notes, 4.25%, 09/15/05        $  500,000   $   505,476
=======================================================================
                                                              2,372,511
=======================================================================

INTERNET RETAIL-0.31%

Amazon.com, Inc., Conv. Unsec. Sub. Notes,
  4.75%, 02/01/09 (Acquired 01/29/99; Cost
  $501,875)(a)                                    500,000       249,375
=======================================================================

LIFE & HEALTH INSURANCE-1.56%

American General Finance Corp.,
  Sr. Putable Notes, 8.45%, 10/15/09              450,000       508,572
-----------------------------------------------------------------------
  Sr. Unsec. Putable Notes, 8.13%, 08/15/09       200,000       221,730
-----------------------------------------------------------------------
Americo Life, Inc., Sr. Sub. Notes, 9.25%,
  06/01/05                                         75,000        75,375
-----------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Notes, 8.75%,
  02/09/04                                         80,000        38,000
-----------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $199,768)(a)                                    200,000       203,160
-----------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           200,000       198,818
=======================================================================
                                                              1,245,655
=======================================================================

MOVIES & ENTERTAINMENT-0.08%

Tribune Co., Unsec. Sub. PHONES, 2.00%,
  05/15/29                                            700        60,550
=======================================================================

MULTI-UTILITIES-1.40%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18     600,000       470,250
-----------------------------------------------------------------------
Williams Cos., Inc. (The), Sr. Unsec. PATS,
  6.75%, 01/15/06                                 340,000       340,320
-----------------------------------------------------------------------
Williams Gas Pipeline Central Inc., Sr.
  Notes, 7.38%, 11/15/06 (Acquired 02/15/01;
  Cost $309,840)(a)                               300,000       309,504
=======================================================================
                                                              1,120,074
=======================================================================

OIL & GAS-0.28%

Canadian Oil Sands Ltd. (Canada), Sr. Notes,
  7.90%, 09/01/21 (Acquired 08/17/01; Cost
  $224,613)(a)                                    225,000       224,890
=======================================================================

OIL & GAS DRILLING-1.55%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                        600,000       618,384
-----------------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr. Unsec.
  Notes, 6.95%, 04/15/08                          620,000       622,970
=======================================================================
                                                              1,241,354
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.78%

Petroleum Geo-Services A.S.A. (Norway), Sr.
  Unsec. Yankee Notes, 7.13%, 03/30/28            650,000       474,221
-----------------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07                   500,000       463,535
-----------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        500,000       486,545
=======================================================================
                                                              1,424,301
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-6.00%

Anadarko Petroleum Corp.,
  Unsec. Notes, 6.75%, 5/15/08                    250,000       256,728
-----------------------------------------------------------------------
  Unsec. Putable Deb., 7.73%, 09/15/26            200,000       211,060
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11           $  250,000   $   242,078
-----------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Unsec. Yankee Notes, 6.70%, 07/15/11            300,000       293,259
-----------------------------------------------------------------------
Canadian Occidental Petroleum (Canada),
  Unsec. Unsub. Yankee Notes, 7.40%, 05/01/28     470,000       437,236
-----------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08(e)                       160,000       159,200
-----------------------------------------------------------------------
Devon Financing Corp., Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired 09/28/01; Cost
  $279,384)(a)                                    280,000       284,197
-----------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          500,000       508,370
-----------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                          765,000       771,694
-----------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                                 500,000       425,530
-----------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec.
  Notes, 8.25%, 08/15/07                          670,000       689,497
-----------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub.
  Yankee Deb., 7.13%, 06/01/07                    500,000       513,315
=======================================================================
                                                              4,792,164
=======================================================================

OIL & GAS REFINING & MARKETING-1.18%

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd.
  Yankee Bonds, 9.38%, 12/02/08                   325,000       346,775
-----------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                        550,000       594,413
=======================================================================
                                                                941,188
=======================================================================

PAPER PRODUCTS-0.14%

Appleton Papers Inc., Sr. Sub. Notes, 12.50%,
  12/15/08(e)                                     120,000       113,400
=======================================================================

PHARMACEUTICALS-0.71%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                    500,000       567,500
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.86%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $399,388)(a)                                    400,000       405,712
-----------------------------------------------------------------------
Florida Windstorm Underwriting Association-
  Series 1999A, Sr. Sec. Notes,
  7.13%, 02/25/19 (Acquired
    04/25/01-05/03/01;
  Cost $273,574)(a)                               275,000       281,309
=======================================================================
                                                                687,021
=======================================================================

PUBLISHING & PRINTING-3.04%

News America Holdings, Inc.,
  Notes, 8.45%, 08/01/34                          700,000       754,131
-----------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                1,000,000     1,151,340
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
    10/01/26                                      500,000       521,755
=======================================================================
                                                              2,427,226
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

RAILROADS-1.98%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                     $  250,000   $   309,355
-----------------------------------------------------------------------
CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/27                                      1,000,000     1,066,640
-----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               200,000       207,000
=======================================================================
                                                              1,582,995
=======================================================================

REAL ESTATE INVESTMENT TRUSTS-2.14%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                        400,000       375,088
-----------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 500,000       499,025
-----------------------------------------------------------------------
Host Marriott L.P., Sr. Notes, 9.50%,
  01/15/07(e)                                     200,000       201,500
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 100,000       101,000
-----------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                        150,000       144,038
-----------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 400,000       386,056
=======================================================================
                                                              1,706,707
=======================================================================

REINSURANCE-0.63%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                          450,000       505,782
=======================================================================

SOVEREIGN DEBT-0.69%

Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                 500,000       553,430
=======================================================================

SPECIALTY CHEMICALS-0.10%

OM Group, Inc., Sr. Sub. Notes, 9.25%,
  12/15/11(e)                                      80,000        81,200
=======================================================================

SPECIALTY STORES-0.52%

CSK Auto Corp., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06(e)                             200,000       203,000
-----------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                    200,000       213,000
=======================================================================
                                                                416,000
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.33%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                300,000       259,500
=======================================================================

TRUCKING-0.40%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                    300,000       318,750
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.88%

Crown Castle International Corp., Sr. Unsec.
  Notes, 10.75%, 08/01/11                         300,000       294,000
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          300,000       234,000
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Triton PCS Inc., Sr. Sub. Notes, 8.75%,
  11/15/11 (Acquired 11/07/01; Cost
  $170,000)(a)                                 $  170,000   $   170,850
=======================================================================
                                                                698,850
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $65,662,555)                               64,367,525
=======================================================================

                                               PRINCIPAL
                                               AMOUNT(f)

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-5.62%

CANADA-2.71%

AT&T Canada Inc. (Integrated
  Telecommunication Services), Sr. Unsec.
  Unsub. Notes,
  7.15%, 09/23/04                     CAD         700,000       286,975
-----------------------------------------------------------------------
Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                     CAD         750,000       484,748
-----------------------------------------------------------------------
Microcell Telecommunications Inc. (Wireless
  Telecommunication Services)-Series B,
  Sr. Unsec. Disc. Notes,
  11.13%, 10/15/07(b)                   CAD     1,000,000       384,833
-----------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt),
  Unsec. Unsub. Notes, 6.25%, 12/03/08    NZD     700,000       277,282
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                     CAD         600,000       396,770
-----------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06         CAD     500,000       331,186
=======================================================================
                                                              2,161,794
=======================================================================

FRANCE-0.46%

Vivendi Environnement (Environmental
  Services), Sr. Conv. Gtd. Bonds, 1.50%,
  01/01/05   EUR                                  150,000       368,556
=======================================================================

GERMANY-0.12%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05               EUR        100,000        95,860
=======================================================================

NETHERLANDS-0.86%

KPNQwest N.V. (Alternative Carriers), Sr.
  Unsec. Notes, 8.88%, 02/01/08           EUR     750,000       452,384
-----------------------------------------------------------------------
Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes,
  6.13%, 07/30/09                     EUR         270,000       234,443
=======================================================================
                                                                686,827
=======================================================================

UNITED KINGDOM-1.47%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Gtd. Unsec.
  Unsub. Euro Bonds, 7.75%, 07/09/09     GBP      270,000       367,780
-----------------------------------------------------------------------
Jazztel PLC (Integrated Telecommunication
  Services), Sr. Unsec. Euro Notes, 13.25%,
  12/15/09                     EUR                310,000       110,742
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                               AMOUNT(f)       VALUE
UNITED KINGDOM-(CONTINUED)

Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, 8.63%,
  06/30/22(e)     GBP                             450,000       697,359
=======================================================================
                                                              1,175,881
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $5,901,864)                                 4,488,918
=======================================================================

                                                 SHARES
DOMESTIC STOCKS & OTHER EQUITY INTEREST-0.95%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(g)                1,000   $        10
=======================================================================

INTERNET SOFTWARE & SERVICES-0.02%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(a)(g)                  300        14,817
=======================================================================

RAILROADS-0.01%

Railamerica Inc.-Wts., expiring 08/15/10(g)           200        10,050
=======================================================================

REAL ESTATE INVESTMENT TRUSTS-0.92%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 05/26/99; Cost $750,000)(a)               750       731,250
=======================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $750,000)                                 756,127
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET-BACKED SECURITIES-2.73%

AIRLINES-1.21%

American Airlines, Inc.-Class A2, Series
  2001-01, Pass Through Ctfs., 6.82%,
  05/23/11 (Acquired 06/28/01; Cost
  $304,908)(a)                                 $  300,000       279,303
-----------------------------------------------------------------------
United Air Lines, Inc., Pass Through Ctfs.,
  7.73%, 07/01/10                                 400,000       353,480
-----------------------------------------------------------------------
  Series 95A2, Pass Through Ctfs., 9.56%,
    10/19/18                                      425,000       331,385
=======================================================================
                                                                964,168
=======================================================================

BANKS-0.30%

Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $239,683)(a)                               240,000       244,648
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-0.87%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/14/00; Cost $646,875)(a)            650,000       698,828
=======================================================================

ELECTRIC UTILITIES-0.35%

Beaver Valley II Funding Corp., SLOBS Deb.,
  9.00%, 06/01/17                                 250,000       277,017
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,316,012)                                             2,184,661
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

U.S. GOVERNMENT AGENCY SECURITIES-2.98%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-0.64%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                              $  125,000   $   123,920
-----------------------------------------------------------------------
Pass Through Ctfs.,
  8.50%, 03/01/10                                  14,762        15,620
-----------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.00%, 02/01/31(h)                               50,000        50,109
-----------------------------------------------------------------------
Unsec. Notes,
  5.50%, 09/15/11                                 325,000       318,835
=======================================================================
                                                                508,484
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.28%

Pass Through Ctfs.,
  7.50%, 04/01/29 to 10/01/29                     625,947       649,294
-----------------------------------------------------------------------
Pass Through Ctfs.,
  6.50%, 05/01/16                                  50,005        51,036
-----------------------------------------------------------------------
  7.00%, 11/01/31                                 100,009       102,040
-----------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.50%, 02/01/32(h)                              150,000       150,188
-----------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                                 250,000       256,250
-----------------------------------------------------------------------
  6.25%, 02/01/11                                 600,000       610,896
=======================================================================
                                                              1,819,704
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.06%

Pass Through Ctfs.-TBA,
  6.50%, 02/01/32(h)                           $   50,000   $    50,234
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $2,341,374)                                       2,378,422
=======================================================================

U.S. TREASURY NOTES-5.23%

5.00%, 08/15/11                                 3,400,000     3,392,146
-----------------------------------------------------------------------
5.75%, 08/15/10                                   750,000       787,665
=======================================================================
    Total U.S. Treasury Notes (Cost
      $4,306,207)                                             4,179,811
=======================================================================

                                                 SHARES
MONEY MARKET FUNDS-0.13%

STIC Liquid Assets Portfolio(i)                    53,657        53,657
-----------------------------------------------------------------------
STIC Prime Portfolio(i)                            53,657        53,657
=======================================================================
    Total Money Market Funds (Cost $107,314)                    107,314
=======================================================================
TOTAL INVESTMENTS-98.23% (COST $81,385,326)                  78,462,778
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.77%                           1,412,021
=======================================================================
NET ASSETS-100.00%                                          $79,874,799
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

CAD      - Canadian Dollars
Conv.    - Convertible
Ctfs.    - Certificates
Deb.     - Debentures
EUR      - Euro
Disc.    - Discounted
GBP      - British Pound Sterling
GLOBALS  - Global Landmark Securities
Gtd.     - Guaranteed
Jr.      - Junior
LYONS    - Liquid Yield Option Notes
NZD      - New Zealand Dollar
PATS     - Putable Asset Term Securities
Pfd.     - Preferred
PHONES   - Participation Hybrid Option Notes
RAPS     - Redeemable and Putable Securities
Sec.     - Secured
SLOBS    - Secured Lease Obligation Bonds
Sr.      - Senior
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $7,766,462, which represented 9.72% of the Fund's net assets.
(b) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1, Section B.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $81,385,326)  $78,462,778
------------------------------------------------------------
Foreign currencies, at value (cost $9,057)             9,118
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   112,291
------------------------------------------------------------
  Dividends and interest                           1,623,126
------------------------------------------------------------
  Foreign currency contracts outstanding              23,121
------------------------------------------------------------
Investment for deferred compensation plan             41,371
============================================================
    Total assets                                  80,271,805
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              248,308
------------------------------------------------------------
  Fund shares reacquired                              31,122
------------------------------------------------------------
  Foreign currency contracts                           4,370
------------------------------------------------------------
  Deferred compensation plan                          41,371
------------------------------------------------------------
Accrued administrative services fees                  30,937
------------------------------------------------------------
Accrued transfer agent fees                              906
------------------------------------------------------------
Accrued operating expenses                            39,992
============================================================
    Total liabilities                                397,006
============================================================
Net assets applicable to shares outstanding      $79,874,799
____________________________________________________________
============================================================

NET ASSETS:

  Series I                                       $79,874,799
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

  Series I                                         8,750,535
============================================================

SERIES I:

  Net asset value per share                      $      9.13
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends                                        $    78,365
------------------------------------------------------------
Dividends from affiliated money market funds          59,375
------------------------------------------------------------
Interest                                           6,454,658
============================================================
    Total investment income                        6,592,398
============================================================

EXPENSES:

Advisory fees                                        495,418
------------------------------------------------------------
Administrative services fees                         162,513
------------------------------------------------------------
Custodian fees                                        35,342
------------------------------------------------------------
Transfer agent fees                                    6,385
------------------------------------------------------------
Trustees' fees                                         8,159
------------------------------------------------------------
Other                                                 57,239
============================================================
    Total expenses                                   765,056
============================================================
Less: Fees waived                                       (100)
------------------------------------------------------------
    Expenses paid indirectly                            (156)
============================================================
    Net expenses                                     764,800
============================================================
Net investment income                              5,827,598
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES,
  FOREIGN CURRENCIES AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (5,452,916)
------------------------------------------------------------
  Foreign currencies                                 (17,532)
------------------------------------------------------------
  Foreign currency contracts                         (15,420)
============================================================
                                                  (5,485,868)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            2,387,283
------------------------------------------------------------
  Foreign currencies                                  (4,354)
------------------------------------------------------------
  Foreign currency contracts                         193,684
============================================================
                                                   2,576,613
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                       (2,909,255)
============================================================
Net increase in net assets resulting from
  operations                                     $ 2,918,343
____________________________________________________________
============================================================

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  5,827,598    $  7,140,703
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (5,485,868)     (5,608,138)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                           2,576,613        (917,780)
==========================================================================================
    Net increase in net assets resulting from operations         2,918,343         614,785
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (5,585,065)     (5,315,891)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (1,180,566)    (11,085,385)
==========================================================================================
    Net increase (decrease) in net assets                       (3,847,288)    (15,786,491)
==========================================================================================

NET ASSETS:

  Beginning of year                                             83,722,087      99,508,578
==========================================================================================
  End of year                                                 $ 79,874,799    $ 83,722,087
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 93,666,892    $ 94,877,967
------------------------------------------------------------------------------------------
  Undistributed net investment income                            5,424,619       5,514,469
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (16,317,168)    (11,040,299)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                   (2,899,544)     (5,630,050)
==========================================================================================
                                                              $ 79,874,799    $ 83,722,087
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income was decreased by $178,490, undistributed net realized gains increased by $208,999 and shares of beneficial interest decreased by $30,509 as a result of differing book/tax treatment of foreign currency transactions, paydown reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

   The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and

                        AIM V.I. DIVERSIFIED INCOME FUND

   FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

   Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $16,093,464 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
    $  353,306   December 31, 2001
   -------------------------------
       190,054   December 31, 2002
   -------------------------------
       972,722   December 31, 2005
   -------------------------------
     1,451,891   December 31, 2006
   -------------------------------
     2,582,661   December 31, 2007
   -------------------------------
     4,437,762   December 31, 2008
   -------------------------------
     6,105,068   December 31, 2009
   ===============================
   $16,093,464
   _______________________________
   ===============================

   As of December 31, 2001, the fund has a post-October capital loss deferral of $200,583 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at December 31, 2001 were as follows:

                               CONTRACT TO
   SETTLEMENT             ----------------------                 UNREALIZED
      DATE     CURRENCY    DELIVER     RECEIVE       VALUE      APPRECIATION
   ----------  --------   ---------   ----------   ----------   ------------
    03/11/02    CAD       1,200,000   $  762,026   $  753,635     $ 8,391
   -------------------------------------------------------------------------
    01/07/02    EUR         450,000      415,899      401,169      14,730
   =========================================================================
                                      $1,177,925   $1,154,804     $23,121
   _________________________________________________________________________
   =========================================================================

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $153,893 reduction in the cost of securities and a corresponding $153,893 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
  The effect of this change in 2001 was to decrease net investment income by $112,334, increase net unrealized gains and losses by $99,867, increase net realized gains and losses by $12,467. As a result, the net investment income per share decreased by $0.03, the net realized and unrealized gains and losses per share increased by $0.03, and the ratio of net investment income to average net assets decreased by 0.32%.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any,

                        AIM V.I. DIVERSIFIED INCOME FUND
interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $100.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $162,513 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $1,066 such services.
  The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,143 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $156 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $156.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                      2001          2000
                                   ----------    ----------
Distributions paid from ordinary
  income                           $5,585,065    $5,315,891
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                $  5,543,800
---------------------------------------------------------
Capital loss carryforward                     (16,093,464)
---------------------------------------------------------
Unrealized appreciation (depreciation)         (3,242,429)
=========================================================
                                             $(13,792,093)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $64,146,088 and $62,817,700, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 1,702,192
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,699,364)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(2,997,172)
_________________________________________________________
=========================================================
Cost of investment for tax purposes is $81,459,950.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Series I                                                     1,522,060    $ 14,801,914     1,240,619    $ 12,355,336
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       617,134       5,585,065       564,919       5,315,891
======================================================================================================================
Reacquired:
  Series I                                                    (2,215,322)    (21,567,545)   (2,871,198)    (28,756,612)
======================================================================================================================
                                                                 (76,128)   $ (1,180,566)   (1,065,660)   $(11,085,385)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                              2001(a)       2000(a)     1999       1998       1997
                                                              -------       -------    -------    -------    -------
Net asset value, beginning of period                          $ 9.49        $10.06     $ 10.94    $ 11.29    $ 10.33
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.67(b)       0.76        0.64       0.75       0.73
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.35)        (0.69)      (0.85)     (0.35)      0.24
====================================================================================================================
    Total from investment operations                            0.32          0.07       (0.21)      0.40       0.97
====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.68)        (0.64)      (0.67)     (0.57)     (0.01)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --            --          --      (0.18)        --
====================================================================================================================
    Total distributions                                        (0.68)        (0.64)      (0.67)     (0.75)     (0.01)
====================================================================================================================
Net asset value, end of period                                $ 9.13        $ 9.49     $ 10.06    $ 10.94    $ 11.29
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 3.48%         0.80%      (1.92)%     3.58%      9.39%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,875       $83,722    $99,509    $96,445    $89,319
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                         0.93%(d)      0.90%       0.83%      0.77%      0.80%
====================================================================================================================
Ratio of net investment income to average net assets            6.87%(b)(d)   7.84%       7.20%      6.99%      6.90%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           79%           74%         83%        50%        52%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $82,569,746.

                        AIM V.I. DIVERSIFIED INCOME FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                        AIM V.I. DIVERSIFIED INCOME FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                        AIM V.I. DIVERSIFIED INCOME FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                    11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046            Suite 100                 Suite 100                  Suite 800
                             Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner              Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500       & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007       919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                             New York, NY 10022                                   Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 3.05% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 1.13% was derived from U.S. Treasury
Obligations.

                        AIM V.I. DIVERSIFIED INCOME FUND

                AIM V.I. GLOBAL UTILITIES FUND - SERIES I SHARES

UTILITIES SUFFER AS SLOWING ECONOMY STIFLES DEMAND

HOW DID THE FUND PERFORM DURING THE GLOBAL ECONOMIC DOWNTURN?
The past 12 months have been a very poor year for utilities. Economies worldwide faced slower growth, creating a serious reduction in the demand for utilities' products and services, especially electric power. That fact, of course, significantly decreased the earnings of utility companies and undermined the prices of their stocks.
    AIM V.I. Global Utilities Fund Series I Shares returned -27.93% for the fiscal year ended December 31, 2001, closely paralleling the -26.27% result of the Dow Jones Utility Average. As the economic slowdown cut into corporate earnings and compressed stock valuations, most stock indexes ended the year with negative returns. The U.S. broad market, as reflected by the S&P 500, experienced a return of -11.88%. While both the market and the fund trended upward during the fourth quarter of 2001, the fundamentals underlying the poor performance (low electricity prices, low gas prices, mild weather and weak demand) continued.

WHAT CURRENTS HAVE CAUSED SUCH HARDSHIPS FOR UTILITIES?
As many countries experiment with deregulation, utilities worldwide are undergoing significant restructuring, leading to shifts in capital and assets. Deregulated environments give utility companies opportunities for higher revenues and profits, but also expose them to higher risks, including greater sensitivity to economic conditions.
    California's power crisis early in 2001 was a prime example. The state deregulated wholesale power but retained retail price caps. When a drought cut hydroelectric generating capacity at the same time gas-fired plants faced soaring natural gas prices, the retail cap kept power producers from passing on increased costs, creating a crisis.
    The global economic slowdown, now in its second year, has caused many companies of all kinds to decrease production and lay off staff. As this left less equipment and fewer workers using electricity, gas, water and telecommunications, utility usage declined. Unseasonably mild weather this winter further undercut the need for power or gas to run heating systems. This oversupply tended to drive down prices. Declining revenues and profits undermined utilities' stock values.

WHAT STEPS DID THE FUND TAKE TO RESPOND TO THESE CIRCUMSTANCES?
Fund assets invested in foreign countries were increased slightly, while about three-quarters of assets remained in the stocks of U.S. companies. Electric power and telecommunications, which are the largest segments of the total utility sector, continued to make up the largest segments of the portfolio.
    The fund bought stocks in electric companies that were more regulated, because their revenues are less sensitive to pricing. Strong performance increased the value of some of the telecommunications holdings. Multi-utilities and gas utilities remained significant in the portfolio. The fund's focus on faster-growing utilities penalized AIM V.I. Global Utilities Fund more than the average fund, as can be expected in a recessionary market, but it may help the fund climb faster as the economy recovers.

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

================================================================================================================================
TOP 10 HOLDINGS                             TOP 10 INDUSTRIES                                     TOP 10 COUNTRIES
--------------------------------------------------------------------------------------------------------------------------------
 1. SBC Communications Inc.         5.2%     1. Electric Utilities                       41.6%     1. United States       76.1%

 2. Pinnacle West Capital Corp.     4.2      2. Integrated Telecommunication Services    14.1      2. United Kingdom       4.0

 3. Allegheny Energy, Inc.          3.8      3. Multi-Utilities                          11.3      3. Spain                3.0

 4. NiSource Inc.                   3.6      4. Gas Utilities                            10.1      4. Italy                1.9

 5. FPL Group, Inc.                 3.6      5. Telecommunications Equipment              1.9      5. France               1.7

 6. Niagara Mohawk Holdings Inc.    3.3      6. Industrial Conglomerates                  1.9      6. Brazil               1.0

 7. Energy East Corp.               3.3      7. Wireless Telecommunication Services       1.8      7. Germany              1.0

 8. BellSouth Corp.                 2.9      8. Integrated Oil & Gas                      1.4      8. Japan                0.7

 9. Duke Energy Corp.               2.8      9. Broadcasting & Cable TV                   1.2      9. Finland              0.7

10. DTE Energy Co.                  2.6     10. Oil & Gas Exploration & Production        1.1     10. Canada               0.6

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================================================================

                AIM V.I. GLOBAL UTILITIES FUND - SERIES I SHARES

WHAT ARE SOME HOLDINGS THAT BENEFITED THE FUND?

o DTE Energy is engaged in the generation, purchase, transmission, distribution and sale of electric energy in southeastern Michigan. Its revenues rose substantially during the nine months ended September 30, 2001.
o Westcoast Energy generates power, distributes natural gas and provides pipeline storage, transportation and services. Its earnings per common share rose dramatically from third quarter 2000 to third quarter 2001, due partly to the sale of two Canadian power generating facilities.
o Southern Co., a holding company for Alabama, Georgia, Gulf, Mississippi and Savannah public utility companies, saw its stock appreciate substantially this year.

WHAT CONDITIONS WAS THE FUND SEEING AT THE CLOSE OF THE YEAR?
Inflation remained low and energy prices had dropped sharply, but the economy remained in recession, continuing to depress utility usage. Utility companies' earnings typically increase as prices rise for electricity, gas and telecommunications. Whenever economic recovery begins, it is likely that increasing demand will boost prices for utilities' services, improving earnings. A return of more typical weather patterns would likewise increase the demand for electricity and gas.
    At year's end, utility stocks were at historically low valuations, providing excellent buying opportunities among the securities of firms with good fundamentals and strength enough to endure until a market turnaround. Utilities are necessary services that are tied directly to economic growth, so we consider it reasonable to anticipate that utilities will see their stock values rise as the next economic upturn increases the demand for their services.

FUND AT A GLANCE

AIM V.I. Global Utilities Fund seeks to achieve a high total return by investing in securities of domestic and foreign utility companies.

INVESTMENT STYLE: GROWTH AT A REASONABLE PRICE--GARP (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Invests in companies providing power generation and transmission, telecommunications, natural gas and water to consumers

o Seeks to take advantage of the worldwide trend toward deregulation of the utility industry

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/2/94-12/31/2001

================================================================================
(HYPO Chart)

           AIM V.I. GLOBAL     LIPPER
           UTILITIES FUND      UTILITY
          SERIES I SHARES     FUND INDEX     S&P 500
05/94          $10,000         $10,000       $10,000
12/94            9,707          95,927        10,396
12/95           12,302          12,193        14,299
12/96           13,788          13,331        17,580
12/97           16,772          16,759        23,443
12/98           19,535          19,842        30,147
12/99           26,092          22,725        36,488
12/00           25,496          24,674        33,167
12/01           18,377          19,407        29,228

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (5/2/94)           8.26%
  5 Years                     5.91
  1 Year                    -27.93


The performance figures shown here, which represent AIM V.I. Global Utilities Fund Series I Shares, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so fund shares (when redeemed) may be worth more or less than their original cost.
    International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
    Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
    The unmanaged Dow Jones Utility Average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.
    The unmanaged Lipper Utility Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
    Data for the indexes are for the period 4/30/94-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                              MARKET
                                                 SHARES        VALUE
DOMESTIC STOCKS-72.56%

BROADCASTING & CABLE TV-1.22%

Univision Communications Inc.-Class A(a)           11,100   $   449,106
=======================================================================

CONSTRUCTION & ENGINEERING-0.98%

Quanta Services, Inc.(a)                           23,300       359,519
=======================================================================

DIVERSIFIED METALS & MINING-0.63%

Peabody Energy Corp.                                8,200       231,158
=======================================================================

ELECTRIC UTILITIES-35.64%

AES Corp. (The)(a)                                  8,300       135,705
-----------------------------------------------------------------------
Allegheny Energy, Inc.                             38,500     1,394,470
-----------------------------------------------------------------------
Calpine Corp.(a)                                   17,500       293,825
-----------------------------------------------------------------------
Constellation Energy Group, Inc.                   15,000       398,250
-----------------------------------------------------------------------
DTE Energy Co.                                     23,100       968,814
-----------------------------------------------------------------------
Duke Energy Corp.                                  25,800     1,012,908
-----------------------------------------------------------------------
Edison International(a)                             6,600        99,660
-----------------------------------------------------------------------
Exelon Corp.                                        9,100       435,708
-----------------------------------------------------------------------
FirstEnergy Corp.                                  13,500       472,230
-----------------------------------------------------------------------
FPL Group, Inc.                                    23,500     1,325,400
-----------------------------------------------------------------------
Mirant Corp.(a)                                    26,064       417,545
-----------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd.           3,200       130,080
-----------------------------------------------------------------------
Niagara Mohawk Holdings Inc.(a)                    68,600     1,216,278
-----------------------------------------------------------------------
NRG Energy, Inc.(a)                                24,800       384,400
-----------------------------------------------------------------------
PG&E Corp.(a)                                       9,500       182,780
-----------------------------------------------------------------------
Pinnacle West Capital Corp.                        36,800     1,540,080
-----------------------------------------------------------------------
PPL Corp.                                          11,000       383,350
-----------------------------------------------------------------------
Public Service Enterprise Group Inc.                8,800       371,272
-----------------------------------------------------------------------
Reliant Energy, Inc.                               21,900       580,788
-----------------------------------------------------------------------
Reliant Resources, Inc.(a)                          7,500       123,825
-----------------------------------------------------------------------
Southern Co. (The)                                 16,400       415,740
-----------------------------------------------------------------------
Xcel Energy, Inc.                                  30,400       843,296
=======================================================================
                                                             13,126,404
=======================================================================

GAS UTILITIES-8.19%

El Paso Corp.                                      11,000       490,710
-----------------------------------------------------------------------
El Paso Energy Cap Trust I-$2.38 Conv. Pfd.         8,000       447,000
-----------------------------------------------------------------------
KeySpan Corp.                                      10,100       349,965
-----------------------------------------------------------------------
NiSource Inc.                                      58,000     1,337,480
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
GAS UTILITIES-(CONTINUED)

Sempra Energy                                      16,000   $   392,800
=======================================================================
                                                              3,017,955
=======================================================================

HEAVY ELECTRICAL EQUIPMENT-0.51%

Active Power, Inc.(a)                               8,100        55,080
-----------------------------------------------------------------------
Global Power Equipment Group Inc.(a)                8,900       133,945
=======================================================================
                                                                189,025
=======================================================================

INDUSTRIAL CONGLOMERATES-1.89%

General Electric Co.                               17,400       697,392
=======================================================================

INTEGRATED OIL & GAS-1.12%

ChevronTexaco Corp.                                 4,600       412,206
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-11.04%

BellSouth Corp.                                    28,400     1,083,460
-----------------------------------------------------------------------
Qwest Communications International Inc.            22,900       323,577
-----------------------------------------------------------------------
SBC Communications Inc.                            48,597     1,903,545
-----------------------------------------------------------------------
Verizon Communications Inc.                        15,886       753,950
=======================================================================
                                                              4,064,532
=======================================================================

MOVIES & ENTERTAINMENT-0.61%

Viacom Inc.-Class B(a)                              5,100       225,165
=======================================================================

MULTI-UTILITIES-8.33%

Aquila, Inc.(a)                                    14,000       239,400
-----------------------------------------------------------------------
Dynegy Inc.-Class A                                36,600       933,300
-----------------------------------------------------------------------
Energy East Corp.                                  63,900     1,213,461
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                          26,700       681,384
=======================================================================
                                                              3,067,545
=======================================================================

NETWORKING EQUIPMENT-0.51%

Cisco Systems, Inc.(a)                             10,300       186,533
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.13%

Anadarko Petroleum Corp.                            2,600       147,810
-----------------------------------------------------------------------
Apache Corp.                                        5,390       268,853
=======================================================================
                                                                416,663
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.54%

Comverse Technology, Inc.(a)                        4,500       100,665
-----------------------------------------------------------------------
JDS Uniphase Corp.(a)                              11,100        96,903
=======================================================================
                                                                197,568
=======================================================================

                         AIM V.I. GLOBAL UTILITIES FUND

                                                              MARKET
                                                 SHARES        VALUE

WIRELESS TELECOMMUNICATION SERVICES-0.22%

MediaOne Group, Inc.-$3.04 Conv. Pfd.               3,000   $    81,450
=======================================================================
    Total Domestic Stocks (Cost $26,707,492)                 26,722,221
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-13.40%

BRAZIL-0.99%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                             46,600       365,810
=======================================================================

CANADA-0.44%

Westcoast Energy Inc. (Gas Utilities)               6,100       161,223
=======================================================================

FINLAND-0.67%

Nokia Oyj-ADR (Telecommunications Equipment)       10,100       247,753
=======================================================================

FRANCE-1.65%

Suez S.A. (Multi-Utilities)                        16,700       506,335
=======================================================================
Total FinaElf S.A. (Integrated Oil & Gas)             700       100,126
=======================================================================
                                                                606,461
=======================================================================

GERMANY-0.97%

E.On A.G. (Electric Utilities)                      6,820       355,173
=======================================================================

GREECE-0.31%

Public Power Corp.-GDR (Electric Utilities)
  (Acquired 12/10/01; Cost $120,786)(a)(b)         10,700       114,501
=======================================================================

ITALY-1.90%

ACEA S.p.A. (Multi-Utilities)(c)                   50,000       339,757
-----------------------------------------------------------------------
Snam Rete Gas S.p.A. (Gas Utilities)(a)(c)         27,400        72,569
-----------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                      53,800       287,857
=======================================================================
                                                                700,183
=======================================================================

JAPAN-0.73%

NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)                                            23       269,006
=======================================================================

SPAIN-3.04%

Endesa, S.A. (Electric Utilities)                  30,500       477,875
-----------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                   47,864       641,521
=======================================================================
                                                              1,119,396
=======================================================================

UNITED KINGDOM-2.70%

Kelda Group PLC (Water Utilities)                  72,374       374,087
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

National Grid Group PLC (Electric Utilities)       17,713   $   110,382
-----------------------------------------------------------------------
United Utilities PLC (Multi-Utilities)             20,400       182,818
-----------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                     125,196       327,658
=======================================================================
                                                                994,945
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $5,640,967)                             4,934,451
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. DOLLAR DENOMINATED BONDS & NOTES-3.58%

COMPUTER HARDWARE-0.12%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $440,425)(b)(d)(e)                           $  527,000        44,795
=======================================================================

ELECTRIC UTILITIES-0.86%

Arizona Public Service Co., SLOBS, 8.00%,
  12/30/15                                         75,000        74,884
-----------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 10/16/00; Cost $255,496)(b)           270,000       240,975
=======================================================================
                                                                315,859
=======================================================================

GAS UTILITIES-1.24%

Limestone Electron Trust, Sr. Notes, 8.63%,
  03/15/03 (Acquired 03/15/00; Cost
  $450,000)(b)                                    450,000       458,199
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.43%

AT&T Corp., Unsec. Notes, 7.75%, 03/01/07         150,000       157,713
=======================================================================

MULTI-UTILITIES-0.21%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18     100,000        78,375
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.72%

Nortel Networks Corp. (Canada), Sr. Conv.
  Unsec. Gtd. Yankee Notes, 4.25%, 09/01/08
  (Acquired 08/09/01-08/15/01; Cost
  $276,211)(b)                                    275,000       266,063
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $1,754,137)                                 1,321,004
=======================================================================


                         AIM V.I. GLOBAL UTILITIES FUND

                                               PRINCIPAL      MARKET
                                               AMOUNT(f)       VALUE
NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS
  & NOTES-1.42%

CANADA-0.16%

Teleglobe Canada Inc. (Integrated
  Telecommunication Services), Unsec. Deb.,
  8.35%, 06/20/03                    CAD          100,000        57,587
=======================================================================

UNITED KINGDOM-1.26%

National Grid Co. PLC (Electric Utilities),
  Conv. Bonds, 4.25%, 02/17/08 (Acquired
  02/05/98; Cost $397,800)(b)             GBP     240,000       411,240
-----------------------------------------------------------------------
National Grid Co. PLC-Series RG (Electric
  Utilities), Conv. Bonds, 4.25%, 02/17/08GBP      32,000        54,832
=======================================================================
                                                                466,072
=======================================================================
    Total Non-U.S. Dollar Denominated
      Convertible Bonds & Notes (Cost
      $529,506)                                                 523,659
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-9.69%

STIC Liquid Assets Portfolio(g)                 1,783,898   $ 1,783,898
-----------------------------------------------------------------------
STIC Prime Portfolio(g)                         1,783,898     1,783,898
=======================================================================
    Total Money Market Funds (Cost
      $3,567,796)                                             3,567,796
=======================================================================
TOTAL INVESTMENTS-100.65% (Cost $38,199,898)                 37,069,131
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.65%)                          (239,818)
=======================================================================
NET ASSETS-100.00%                                          $36,829,313
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
SLOBS  - Secured Lease Obligation
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $1,535,773, which represented 4.17% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.

                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $38,199,898)  $37,069,131
------------------------------------------------------------
Foreign currencies, at value (cost $3,827)             3,049
------------------------------------------------------------
Cash                                                   1,122
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    25,398
------------------------------------------------------------
  Dividends and interest                             100,912
------------------------------------------------------------
Investment for deferred compensation plan             37,293
============================================================
  Total assets                                    37,236,905
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              317,415
------------------------------------------------------------
  Fund shares reacquired                               8,333
------------------------------------------------------------
  Deferred compensation plan                          37,293
------------------------------------------------------------
Accrued administrative services fees                  14,684
------------------------------------------------------------
Accrued transfer agent fees                            1,253
------------------------------------------------------------
Accrued operating expenses                            28,614
============================================================
    Total liabilities                                407,592
============================================================
Net assets applicable to shares outstanding      $36,829,313
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           2,717,718
____________________________________________________________
============================================================
Series I
  Net asset value per share                      $     13.55
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $16,403)                                      $    852,853
------------------------------------------------------------
Dividends from affiliated money market funds         197,232
------------------------------------------------------------
Interest                                             146,938
============================================================
    Total investment income                        1,197,023
============================================================

EXPENSES:

Advisory fees                                        290,385
------------------------------------------------------------
Administrative services fees                         118,666
------------------------------------------------------------
Custodian fees                                        33,161
------------------------------------------------------------
Transfer agent fees                                    5,382
------------------------------------------------------------
Trustees' fees                                         8,230
------------------------------------------------------------
Other                                                 20,964
============================================================
    Total expenses                                   476,788
============================================================
Less: Fees waived                                       (357)
------------------------------------------------------------
    Expenses paid indirectly                             (21)
============================================================
    Net expenses                                     476,410
============================================================
Net investment income                                720,613
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (4,770,390)
------------------------------------------------------------
  Foreign currencies                                  12,648
------------------------------------------------------------
  Option contracts written                            24,934
============================================================
                                                  (4,732,808)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (10,682,244)
------------------------------------------------------------
  Foreign currencies                                 (32,110)
============================================================
                                                 (10,714,354)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (15,447,162)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(14,726,549)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income                                       $    720,613    $   582,538
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (4,732,808)     3,402,734
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (10,714,354)    (5,695,594)
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (14,726,549)    (1,710,322)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (529,849)      (500,978)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                      (3,464,881)    (1,969,536)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       6,014,370     13,944,792
=========================================================================================
    Net increase (decrease) in net assets                      (12,706,909)     9,763,956
=========================================================================================

NET ASSETS:

  Beginning of year                                             49,536,222     39,772,266
=========================================================================================
  End of year                                                 $ 36,829,313    $49,536,222
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 42,018,070    $36,003,702
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              694,877        496,709
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (4,752,311)     3,463,156
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (1,131,323)     9,572,655
=========================================================================================
                                                              $ 36,829,313    $49,536,222
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Global Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income was increased by $17,780, undistributed net realized gains decreased by $17,778 and shares of beneficial interest decreased by $2 as a result of differing book/tax treatment of foreign currency transactions, bond premium amortization and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund had a capital loss carryforward of $3,082,903 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the fund

                         AIM V.I. GLOBAL UTILITIES FUND
   has a post-October capital loss deferral of $1,616,261 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $10,376 reduction in the cost of securities and a corresponding $10,376 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
  The effect of this change in 2001 was to decrease net investment income by $3,487, increase net unrealized gains and losses by $1,343, increase net realized gains and losses by $2,144. As a result, the net investment income per share decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01 and the ratio of net investment income to average net assets decreased by 0.04%.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $357.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $118,666 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $764 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,107 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

                         AIM V.I. GLOBAL UTILITIES FUND

NOTE 4-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $21 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $21.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                      2001          2000
                                   ----------    ----------
Distributions paid from:
  Ordinary income                  $2,521,868    $1,267,991
-----------------------------------------------------------
  Long-term capital gain            1,472,862     1,202,523
===========================================================
                                   $3,994,730    $2,470,514
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                 $   737,116
---------------------------------------------------------
Capital loss carryforward                      (3,082,903)
---------------------------------------------------------
Unrealized appreciation (depreciation)         (2,842,970)
=========================================================
                                              $(5,188,757)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $15,539,311 and $12,594,790, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 2,852,614
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,040,557)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    $(1,187,943)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $38,257,074.


NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of year                      --       $     --
--------------------------------------------------------
Written                                37         24,935
--------------------------------------------------------
Expired                               (37)       (24,935)
========================================================
End of year                            --       $     --
________________________________________________________
========================================================

                         AIM V.I. GLOBAL UTILITIES FUND

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                        2001                       2000
                                                              ------------------------    -----------------------
                                                               SHARES        AMOUNT        SHARES       AMOUNT
                                                              --------    ------------    --------    -----------
Sold:
  Series I                                                     732,845    $ 13,569,191     794,317    $18,939,179
=================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     304,477       3,994,730     115,824      2,470,514
=================================================================================================================
Reacquired:
  Series I                                                    (660,993)    (11,549,551)   (313,018)    (7,464,901)
=================================================================================================================
                                                               376,329    $  6,014,370     597,123    $13,944,792
_________________________________________________________________________________________________________________
=================================================================================================================


NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2001(a)        2000(a)    1999(a)      1998       1997
                                                              -------        -------    --------    -------    -------
Net asset value, beginning of period                          $ 21.16        $ 22.80    $ 17.36     $ 15.26    $ 12.55
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.29(b)        0.29       0.32        0.35       0.32
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (6.25)         (0.80)      5.49        2.15       2.40
======================================================================================================================
    Total from investment operations                            (5.96)         (0.51)      5.81        2.50       2.72
======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.22)         (0.23)     (0.37)      (0.28)        --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.43)         (0.90)        --       (0.12)     (0.01)
======================================================================================================================
    Total distributions                                         (1.65)         (1.13)     (0.37)      (0.40)     (0.01)
======================================================================================================================
Net asset value, end of period                                $ 13.55        $ 21.16    $ 22.80     $ 17.36    $ 15.26
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                (27.93)%        (2.28)%    33.56%      16.49%     21.63%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $36,829        $49,536    $39,772     $28,134    $22,079
======================================================================================================================
Ratio of expenses to average net assets                          1.07%(d)       1.10%      1.14%       1.11%      1.28%
======================================================================================================================
Ratio of net investment income to average net assets             1.59%(b)(d)    1.23%      1.72%       2.46%      2.81%
======================================================================================================================
Portfolio turnover rate                                            32%            50%        45%         32%        28%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.63%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $44,674,539.

                         AIM V.I. GLOBAL UTILITIES FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                         AIM V.I. GLOBAL UTILITIES FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR                DISTRIBUTOR                        AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.              A I M Distributors, Inc.           Tait, Weller & Baker
Suite 100                       11 Greenway Plaza                 11 Greenway Plaza                  8 Penn Center Plaza
Houston, TX 77046               Suite 100                         Suite 100                          Suite 800
                                Houston, TX 77046                 Houston, TX 77046                  Philadelphia, PA 19103

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES           TRANSFER AGENT                     CUSTODIAN
Foley & Lardner                 Kramer, Levin, Naftalis           A I M Fund Services, Inc.          State Street Bank and
3000 K N.W., Suite 500          & Frankel LLP                     P.O. Box 4739                      Trust Company
Washington, D.C. 20007          919 Third Avenue                  Houston, TX 77210-4739             225 Franklin Street
                                New York, NY 10022                                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 17.46% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $1,472,862 for the Fund's tax year ended December 31, 2001, which will be taxed long term.

             AIM V.I. GOVERNMENT SECURITIES FUND - SERIES I SHARES

                   GOVERNMENT BONDS ENJOY ANOTHER BANNER YEAR

THIS YEAR WAS CHALLENGING FOR STOCKS, BUT ANOTHER GOOD ONE FOR BONDS. HOW DID THE FUND PERFORM?
Concerns about economic weakness, stock market volatility and horrific terrorist attacks prompted many investors to scramble for safer havens during 2001--and investors with exposure to government bonds reaped strong relative returns for a second consecutive year. For the fiscal year ended December 31, 2001, AIM V.I. Government Securities Fund Series I Shares posted a total return of 6.41%. In contrast, stocks (as represented by the S&P 500) returned -11.88%--their second consecutive year of negative returns.

WHAT WERE INTEREST RATE TRENDS--AND HOW DID THEY AFFECT FIXED-INCOME
INVESTMENTS?
The deteriorating economy prompted the U.S. Federal Reserve (the Fed) to aggressively cut short-term interest rates an unprecedented 11 times in 2001. Demonstrating just how concerned it was about the state of the economy, the Fed lowered short-term interest rates from 6.50% at the start of the year to 1.75% at its close--the lowest level in 40 years. But while lower interest rates, tax rebates and lower energy prices put more cash in consumers' wallets and propped up consumer spending, they couldn't prevent the economy from sinking into a manufacturing-led recession.
    Lower interest rates may have helped consumers, but they hurt many fixed-income investors, who saw yields on their investments decline. Yields on money market funds, passbook accounts and other short-term instruments were much more affected by these interest rate cuts than were longer-term instruments. Two-year Treasury notes, for instance, began the year yielding 5.22% and ended the year yielding just 3.05%.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE YEAR?
We seek to provide safety of principal and current income by investing in Treasuries, government agency securities and mortgage-backed securities. We do this by maintaining our exposure to each of these three asset classes and by maintaining the fund's duration between three and five years. At the close of the fiscal year, the fund's duration was 4.01 years. We reduced duration and weighted average maturity during the fourth quarter to lessen the fund's volatility and improve fund performance in the face of unprecedented interest rate volatility.
    At the close of the year, mortgage securities accounted for 44% of the fund's total net assets, Treasuries accounted for 17% and agency securities accounted for 34%. We increased our agency holdings during the course of the year because they offered generally attractive yields relative to Treasuries and because they also benefited from the falling interest rate environment characteristic of 2001. Mortgages continued to account for the largest portion of the fund's assets because they, too, offered attractive yields relative to Treasuries going into a year in which rates are unlikely to fall as dramatically as they did in the previous two years. Mortgage prices also could potentially benefit in the coming year as the volatility we saw in 2001 settles down to more normal levels.

FUND AT A GLANCE

AIM V.I. Government Securities Fund seeks a high level of current income consistent with reasonable concern for safety of principal.

o Invests in debt securities issued, guaranteed or otherwise backed by the U.S. government, including Treasury, agency and mortgage-backed securities

o Seeks the income of a 30-year U.S. Treasury bond with the risk of the five-year U.S. Treasury note

FED RATE CUTS IN 2001

The Fed's 11 cuts in short-term interest rates during 2001 helped consumers--but meant lower yields on most fixed-income investments.

================================================================================

                                  [BAR CHART]
1/1/01           6.5%
                 6.5
                   6
                   6
                 5.5
                 5.5
                   5
                   5
                 4.5
                 4.5
                   4
                   4
                3.75
                3.75
                 3.5
                 3.5
                   3
                   3
                 2.5
                 2.5
                   2
                   2
12/31/01        1.75
                                                               Source: Bloomberg

================================================================================

             AIM V.I. GOVERNMENT SECURITIES FUND - SERIES I SHARES


HOW WERE BONDS PERFORMING AT THE END OF THE FISCAL YEAR?
Bonds remained positive for several reasons:

o The economy remained weak and seemed unlikely to rebound dramatically in the immediate future. Stable short-term interest rates could be positive for bonds.
o Continuing stock market volatility and economic uncertainty prompted investors to continue to seek relatively safe havens.
o Low inflation made bond yields attractive--and because inflation remained under control, it posed little danger to bond prices or returns. - Global economic weakness and political uncertainty made the relative security of U.S. government bonds attractive to investors around the world.

    Even if the economy rebounds strongly in the next several months and even if the Fed embarks on a series of interest rate increases, the fund's intermediate-term duration and weighted average maturity, as well as its sector allocation, could provide some protection to shareholders.

WHAT WERE CONDITIONS LIKE AT THE END OF 2001?
As the year ended, the economy seemed to be improving--or at least stabilizing. Signs of stabilization in the labor market, improving consumer confidence and expanding manufacturing activity--along with continued strength in the housing market, low energy prices and an absence of inflation--reinforced the consensus view among most economists that a recovery will take hold at some point in 2002. The Fed remained vigilant for signs of economic weakness and appeared determined to use its power to reinvigorate the economy. Meanwhile, the United States achieved its initial anti-terrorism goals in Afghanistan more quickly and easily than many had expected.
    During 2001, as during 2000, investors saw just how important bonds can be as part of a diversified investment portfolio. Fixed income securities, particularly government bonds, can provide peace of mind during periods of economic or stock market volatility.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/01

================================================================================
(HYPO Chart)

                                        LEHMAN
              AIM V.I. GOVERNMENT    INTERMEDIATE
               SECURITIES FUND        GOVERNMENT
               SERIES I SHARES        BOND ISSUE

5/93                $10,000             $10,000

12/93                10,355              10,346

12/94                 9,969              10,165

12/95                11,519              11,630

12/96                11,784              12,102

12/97                12,744              13,037

12/98                13,728              14,143

12/99                13,547              14,212

12/00                14,919              15,701

12/01                15,878              17,023

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (5/5/93)          5.49%
  5 Years                    6.15
  1 Year                     6.41


The performance figures shown here, which represent AIM V.I. Government Securities Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would reduce the total return. AIM V.I. Government Securities Fund's Series I Shares' performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    The unmanaged Lehman Intermediate Government Bond Index, which is generally considered representative of intermediate U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank. Data for the index is for the period 4/30/93-12/31/01.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
    Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely repayment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
U.S. GOVERNMENT AGENCY SECURITIES-78.59%

FEDERAL FARM CREDIT BANK-6.63%

Bonds,
  6.00%, 06/11/08 to 03/07/11                  $5,600,000   $  5,740,306
------------------------------------------------------------------------
  5.75%, 01/18/11                               2,000,000      1,978,980
------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                               2,500,000      2,330,050
========================================================================
                                                              10,049,336
========================================================================

FEDERAL HOME LOAN BANK-14.78%

Bonds,
  3.88%, 12/15/04                              12,100,000     12,006,830
------------------------------------------------------------------------
  6.50%, 11/15/05                                 275,000        294,176
------------------------------------------------------------------------
  5.38%, 05/15/06                               1,600,000      1,636,752
------------------------------------------------------------------------
  7.25%, 02/15/07                                 895,000        981,904
------------------------------------------------------------------------
  5.75%, 05/15/08                               1,305,000      1,335,171
------------------------------------------------------------------------
  6.88%, 09/10/12                               1,000,000      1,022,130
------------------------------------------------------------------------
Medium Term Notes,
  8.17%, 12/16/04                                 400,000        447,596
------------------------------------------------------------------------
Unsec. Bonds,
  8.00%, 05/24/05                               1,860,000      1,899,525
------------------------------------------------------------------------
  8.10%, 05/24/05                               2,720,000      2,778,861
========================================================================
                                                              22,402,945
========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-18.66%

Debentures,
  7.21%, 03/19/07                               1,400,000      1,413,874
------------------------------------------------------------------------
Pass Through Ctfs.,
  6.00%, 11/01/08 to 09/01/13                     764,038        775,448
------------------------------------------------------------------------
  6.50%, 12/01/08 to 08/01/31                   6,951,257      7,052,268
------------------------------------------------------------------------
  7.00%, 11/01/10 to 10/01/31                  12,060,738     12,309,823
------------------------------------------------------------------------
  10.50%, 08/01/19                                 65,275         72,924
------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29                   3,420,199      3,676,145
------------------------------------------------------------------------
  10.00%, 03/01/21                              1,450,545      1,613,267
------------------------------------------------------------------------
  7.50%, 09/01/30                               1,331,795      1,375,078
========================================================================
                                                              28,288,827
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-26.91%

Medium Term Notes,
  7.38%, 03/28/05                                 300,000        325,485
------------------------------------------------------------------------
  6.88%, 09/24/12                               2,500,000      2,555,425
------------------------------------------------------------------------
  6.47%, 09/25/12                               1,625,000      1,680,949
------------------------------------------------------------------------
Notes,
  7.55%, 04/22/02                                 400,000        406,324
------------------------------------------------------------------------
  6.15%, 03/15/11                               1,865,000      1,852,933
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs.,
  7.00%, 03/01/04 to 01/01/28                  $1,546,214   $  1,588,941
------------------------------------------------------------------------
  7.50%, 11/01/09 to 07/01/31                   2,701,358      2,800,616
------------------------------------------------------------------------
  6.50%, 10/01/10 to 11/01/31                   5,968,281      6,001,685
------------------------------------------------------------------------
  10.00%, 03/01/16                                399,033        443,050
------------------------------------------------------------------------
  8.00%, 09/01/22 to 07/01/31                   3,010,487      3,168,005
------------------------------------------------------------------------
  8.50%, 09/01/24 to 02/01/25                   1,447,194      1,561,212
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 02/01/32(a)                           17,800,000     17,852,598
------------------------------------------------------------------------
STRIPS,(b)
  6.74%, 10/09/19                               1,000,000        310,540
------------------------------------------------------------------------
  7.37%, 10/09/19                                 800,000        248,432
========================================================================
                                                              40,796,195
========================================================================

FINANCIAL ASSISTANCE CORP.-0.05%

Gtd. Bonds,
  9.38%, 07/21/03                                  75,000         82,036
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-4.66%

Pass Through Ctfs.,
  9.50%, 08/15/03 to 09/15/16                      22,859         25,285
------------------------------------------------------------------------
  7.50%, 03/15/08 to 08/15/28                   1,277,378      1,327,769
------------------------------------------------------------------------
  9.00%, 09/15/08 to 10/15/16                      56,287         61,472
------------------------------------------------------------------------
  11.00%, 10/15/15                                 17,146         19,862
------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                     15,587         17,902
------------------------------------------------------------------------
  10.00%, 06/15/19                                374,786        423,273
------------------------------------------------------------------------
  6.50%, 12/15/23                                 262,371        265,567
------------------------------------------------------------------------
  8.00%, 07/15/24 to 07/15/26                   2,444,694      2,591,319
------------------------------------------------------------------------
  7.00%, 04/15/28 to 06/15/28                   2,280,893      2,334,335
========================================================================
                                                               7,066,784
========================================================================

PRIVATE EXPORT FUNDING COMPANY-2.36%

Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                               1,000,000      1,100,610
------------------------------------------------------------------------
Series NN, Debentures,
  7.30%, 01/31/02                                 300,000        301,167
------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                               2,000,000      2,179,000
========================================================================
                                                               3,580,777
========================================================================

STUDENT LOAN MARKETING ASSOCIATION-0.10%

Medium Term Notes,
  6.50%, 08/01/02                                 150,000        153,581
========================================================================

TENNESSEE VALLEY AUTHORITY-4.44%

Series A, Bonds,
  5.63%, 01/18/11                               4,800,000      4,734,000
------------------------------------------------------------------------

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
TENNESSEE VALLEY AUTHORITY-(CONTINUED)

Series G, Bonds,
  5.38%, 11/13/08                              $2,000,000   $  2,000,800
========================================================================
                                                               6,734,800
========================================================================
    Total U.S. Government Agency Securities
      (Cost $118,363,390)                                    119,155,281
========================================================================

U.S. TREASURY SECURITIES-16.69%

U.S. TREASURY NOTES-11.83%

3.00%, 11/30/03(c)                              5,500,000      5,498,240
------------------------------------------------------------------------
6.75%, 05/15/05                                 5,665,000      6,163,010
------------------------------------------------------------------------
4.63%, 05/15/06(c)                              5,000,000      5,070,950
------------------------------------------------------------------------
7.88%, 11/15/07                                 1,150,000      1,203,510
========================================================================
                                                              17,935,710
========================================================================

U.S. TREASURY BONDS-4.23%

9.25%, 02/15/16                                   550,000        743,974
------------------------------------------------------------------------
7.50%, 11/15/24                                   500,000        609,550
------------------------------------------------------------------------
7.63%, 02/15/25                                   550,000        679,608
------------------------------------------------------------------------
6.88%, 08/15/25                                   500,000        570,400
------------------------------------------------------------------------
6.25%, 05/15/30                                 3,520,000      3,812,054
========================================================================
                                                               6,415,586
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY STRIPS-0.63%(B)

5.38%, 05/15/06                                $  750,000   $    621,052
------------------------------------------------------------------------
6.79%, 11/15/18                                   905,000        330,660
========================================================================
                                                                 951,712
========================================================================
    Total U.S. Treasury Securities (Cost
      $24,758,418)                                            25,303,008
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-22.48%

STIT Government & Agency Portfolio (Cost
  $34,074,810)(d)                              34,074,810     34,074,810
========================================================================
TOTAL INVESTMENTS--117.76% (Cost
  $177,196,618)                                              178,533,099
========================================================================
OTHER ASSETS LESS LIABILITIES-(17.76%)                       (26,927,206)
========================================================================
NET ASSETS-100.00%                                          $151,605,893
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 12/31/01.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $177,196,618)                                 $178,533,099
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   492,916
------------------------------------------------------------
  Dividends and interest                           1,212,872
------------------------------------------------------------
  Principal paydowns                                  36,089
------------------------------------------------------------
Investment for deferred compensation plan             40,959
------------------------------------------------------------
Other assets                                           3,774
============================================================
    Total assets                                 180,319,709
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           17,768,468
------------------------------------------------------------
  Fund shares reacquired                             204,671
------------------------------------------------------------
  Interest expense                                     2,753
------------------------------------------------------------
  Deferred compensation plan                          40,959
------------------------------------------------------------
  Reverse repurchase agreements                   10,586,250
------------------------------------------------------------
Accrued administrative services fees                  83,194
------------------------------------------------------------
Accrued distribution fees                                232
------------------------------------------------------------
Accrued operating expenses                            27,289
============================================================
    Total liabilities                             28,713,816
============================================================
Net assets applicable to shares outstanding     $151,605,893
____________________________________________________________
============================================================

NET ASSETS:

Series I                                        $150,660,361
____________________________________________________________
============================================================
Series II                                       $    945,532
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                          13,067,096
____________________________________________________________
============================================================
Series II                                             82,080
____________________________________________________________
============================================================
Series I:
  Net asset value per share                     $      11.53
____________________________________________________________
============================================================
Series II:
  Net asset value per share                     $      11.52
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Interest                                          $7,823,932
------------------------------------------------------------
Dividends from affiliated money market funds       1,191,603
============================================================
    Total investment income                        9,015,535
============================================================

EXPENSES:

Advisory fees                                        731,079
------------------------------------------------------------
Administrative services fees                         350,090
------------------------------------------------------------
Custodian fees                                        32,141
------------------------------------------------------------
Distribution fees -- Series II                           232
------------------------------------------------------------
Interest                                             407,756
------------------------------------------------------------
Transfer agent fees                                    7,230
------------------------------------------------------------
Trustees' fees                                         9,000
------------------------------------------------------------
Other                                                 35,132
============================================================
    Total expenses                                 1,572,660
============================================================
Less: Fees waived                                     (1,957)
============================================================
    Net expenses                                   1,570,703
============================================================
Net investment income                              7,444,832
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities       1,717,730
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities           (200,646)
============================================================
Net gain from investment securities                1,517,084
============================================================
Net increase in net assets resulting from
  operations                                      $8,961,916
____________________________________________________________
============================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income                                       $  7,444,832    $ 4,322,052
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            1,717,730       (921,238)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         (200,646)     3,668,816
=========================================================================================
    Net increase in net assets resulting from operations         8,961,916      7,069,630
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (4,304,055)    (3,633,258)
-----------------------------------------------------------------------------------------
  Series II                                                        (21,360)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      61,991,992      9,804,480
-----------------------------------------------------------------------------------------
  Series II                                                        975,326             --
=========================================================================================
    Net increase in net assets                                  67,603,819     13,240,852
=========================================================================================

NET ASSETS:

  Beginning of year                                             84,002,074     70,761,222
=========================================================================================
  End of year                                                 $151,605,893    $84,002,074
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $143,636,616    $80,669,298
-----------------------------------------------------------------------------------------
  Undistributed net investment income                            7,860,269      4,287,354
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (1,227,473)    (2,491,705)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               1,336,481      1,537,127
=========================================================================================
                                                              $151,605,893    $84,002,074
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

   Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

   Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income was increased by $453,498 and undistributed net realized gains decreased by $453,498 as a result of differing book/tax treatment of principal paydown gains/(losses). Net assets of the Fund were unaffected by the above reclassifications.

   As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to January 1, 2001 the Fund recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. This accounting change resulted in a decrease of the net investment income per share of $0.03 and a decrease of the ratio of investment income to average net assets of 0.31% for the year ended December 31, 2001.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

                      AIM V.I. GOVERNMENT SECURITIES FUND

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $496,743 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009. As of December 31, 2001, the fund has a post-October capital loss deferral of $730,731, which will be recognized in the following tax year.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $1,957.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $350,090 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $1,840 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $232 as compensation under the Plan.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $4,128 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
  The maximum amount outstanding during the year ended December 31, 2001 was $24,751,875 while borrowings averaged $10,592,414 per day with a weighted average interest rate of 3.85%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 5-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                      2001          2000
                                   ----------    ----------
Distributions paid from ordinary
  income                           $4,325,415    $3,633,258
===========================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                  $7,902,796
---------------------------------------------------------
Capital loss carryforward                        (496,743)
---------------------------------------------------------
Unrealized appreciation                           563,224
=========================================================
                                               $7,969,277
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31 and other deferrals.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $292,283,709 and $239,013,957, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $1,830,206
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (493,725)
=========================================================
Net unrealized appreciation of investment
  securities                                   $1,336,481
_________________________________________________________
=========================================================
Investments have the same costs for tax and financial
statement purposes.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Series I                                                    11,782,921    $135,803,545     2,420,711    $ 26,835,386
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      83,825         996,647            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       374,266       4,304,055       327,911       3,633,258
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                       1,859          21,360            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (6,614,320)    (78,115,608)   (1,884,206)    (20,664,164)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (3,604)        (42,681)           --              --
======================================================================================================================
                                                               5,624,947    $ 62,967,318       864,416    $  9,804,480
______________________________________________________________________________________________________________________
======================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2001(a)         2000(a)    1999(a)    1998(a)     1997
                                                              --------        -------    -------    -------    -------
Net asset value, beginning of period                          $  11.16        $ 10.63    $ 11.18    $ 10.67    $  9.87
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.59(b)        0.66       0.63       0.63       0.59
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.12           0.41      (0.78)      0.20       0.22
======================================================================================================================
    Total from investment operations                              0.71           1.07      (0.15)      0.83       0.81
======================================================================================================================
Less dividends from net investment income                        (0.34)         (0.54)     (0.40)     (0.32)     (0.01)
======================================================================================================================
Net asset value, end of period                                $  11.53        $ 11.16    $ 10.63    $ 11.18    $ 10.67
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                   6.41%         10.12%     (1.32)%     7.73%      8.16%
______________________________________________________________________________________________________________________
======================================================================================================================

Ratios/supplemental data:

Net assets, end of period (000s omitted)                      $150,660        $84,002    $70,761    $58,185    $33,800
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                        1.08%(d)       0.97%      0.90%      0.76%      0.87%
======================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                        0.80%(d)       0.85%      0.80%      0.76%      0.87%
======================================================================================================================
Ratio of net investment income to average net assets              5.09%(b)(d)    6.03%      5.75%      5.70%      5.85%
======================================================================================================================
Ratio of interest expense to average net assets                   0.28%(d)       0.12%      0.10%        --         --
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            199%            87%        41%        78%        66%
______________________________________________________________________________________________________________________
======================================================================================================================


(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of net investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns do not reflect charges at the separate account level and those charges would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $146,122,949.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                      AIM V.I. GOVERNMENT SECURITIES FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                      AIM V.I. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND       INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza        A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046        Suite 100                 Suite 100                  Suite 800
                         Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND      COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner          Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500   & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007   919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                         New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 17.50% was derived from U.S. Treasury
Obligations.
                      AIM V.I. GOVERNMENT SECURITIES FUND

                     AIM V.I. GROWTH FUND - SERIES I SHARES


PROLONGED BEAR MARKET HINDERS FUND PERFORMANCE

HOW DID AIM V.I. GROWTH FUND SERIES I SHARES PERFORM DURING THE FISCAL YEAR? Many stocks were weak during much of 2001 due to the slowing economy and deteriorating corporate earnings. This weakness hindered the fund's one-year performance, but renewed confidence that the economy will strengthen in 2002 helped the fund rebound in the fourth quarter.
    For the year ended December 31, 2001, the fund's Series I Shares returned -33.88%. Despite being down for the year, they rallied in the fourth quarter, returning 8.68%.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY AND THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
The economy remained weak even as the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $35 billion in tax rebates to 83 million American taxpayers. In 11 separate rate cuts, the most ever in a calendar year, the Fed cut short-term interest rates from 6.50% to 1.75% (the lowest level in 40 years)--hoping that lower rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded until the fourth quarter of the year. U.S. gross domestic product (the broadest measure of economic activity) contracted at an annualized rate of 1.3% in the third quarter of 2001. Unemployment rose from 4.2% in January to 5.8% in December as employers announced nearly 2 million job cuts during the year.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow experienced its worst week in more than 60 years, falling more than 14% in just five days. But by early November, major market indexes had recouped all of their post-attack losses.

HOW DID YOU MANAGE AIM V.I. GROWTH FUND?
Despite the difficult market environment, we continued to practice the fund's investment discipline--seeking out companies with the fastest-growing earnings and, in more difficult market environments, seeking out established companies with long records of earnings growth. Because the economy sank deeper than anyone expected, because many companies in many industries missed earnings estimates and because growth stocks with higher valuations fared worse than value stocks with lower valuations during 2001, we spent most of the year looking at core growth stocks that have proven relatively reliable year in and year out. By the end of the year, however, we had become somewhat more aggressive.

FUND AT A GLANCE

AIM V.I. Growth Fund seeks long-term growth of capital by investing primarily in common stocks of leading U.S. companies considered by management to have strong earnings potential.

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Invests in companies with strong earnings-growth potential across any or all market sectors
o Invests in core growth holdings--well-established companies with long-term records of above-average earnings growth
o Also invests in earnings-momentum holdings--companies experiencing a recent burst in profitability

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=============================================================================================================
TOP 10 HOLDINGS                                          TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
 1. Cisco Systems, Inc.                         3.5%      1. Pharmaceuticals                            10.7%

 2. Johnson & Johnson                           3.4       2. Semiconductors                              8.0

 3. Microsoft Corp.                             3.1       3. Health Care Equipment                       7.4

 4. Baxter International Inc.                   2.6       4. Systems Software                            6.2

 5. Tenet Healthcare Corp.                      2.5       5. Specialty Stores                            4.7

 6. Lowe's Cos., Inc.                           2.2       6. Health Care Distributors & Services         4.6

 7. First Data Corp.                            2.1       7. Semiconductor Equipment                     4.2

 8. Best Buy Co., Inc.                          2.1       8. Home Improvement Retail                     3.9

 9. Lockheed Martin Corp.                       2.0       9. Networking Equipment                        3.5

10. Computer Associates International, Inc.     2.0      10. Computer & Electronics Retail               3.4

The fund's portfolio is subject to change, and there is no guarantee it will continue to hold any particular security.
=============================================================================================================

                     AIM V.I. GROWTH FUND - SERIES I SHARES


HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
At the close of the year, the fund was broadly diversified among 76 stocks, many of them earnings-momentum stocks that we believe are poised to benefit from an economic recovery.
    As information technology stocks rallied in the fourth quarter, we began adding to the fund's technology-related holdings. Late in 2001, there were signs that orders for information technology goods were increasing and inventories were declining somewhat. Also, several high-profile technology-related companies reported better-than-expected earnings. While these trends were not totally conclusive, given the attractive valuation of many technology stocks and our long-term bullishness on the sector, we added to our holdings.
    We continued to favor health care stocks because of their defensive characteristics, strong earnings growth potential and solid fundamentals. We also liked consumer-discretionary stocks, since many retailers enjoyed stronger-than-expected holiday sales. The recent rebound in consumer confidence, historically low interest rates and falling energy prices (and, we hope, an eventual economic recovery) could motivate consumers to spend more.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS?
Major holdings in AIM V.I. Growth Fund at the close of the year included these stocks, which have performed well for the fund since we purchased them and which have the potential to continue growing:

o Microsoft, the world's largest computer software company, has aggressively expanded into Internet access, cable television and video game consoles.
o Lowe's, the nation's #2 home improvement retailer, has benefited from a robust real estate market and consumers' desire to fix up (and spend more time in) their homes.
o Lockheed Martin, the world's largest defense contractor, recently was named the main contractor for the military's Joint Strike Fighter--a contract potentially worth up to $200 billion over 40 years.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
As the year ended, there were signs that the economy was strengthening--or at least stabilizing. Signs of stabilization in the labor market, improving consumer confidence, expanding manufacturing activity--along with continued strength in the housing market, low energy prices and an absence of inflation--reinforced the consensus view among economists that a recovery will take hold at some point in 2002.
    Meanwhile, the United States achieved its initial anti-terrorism goals in Afghanistan more quickly and more easily than many had expected, and the government stepped up its homeland security efforts as well. Despite fourth-quarter gains that were dramatic in some sectors, stocks remained favorably priced and a considerable amount of cash remained in money market accounts--money that could potentially be deployed into stocks.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/01

================================================================================
(HYPO Chart)

        AIM V.I. GROWTH FUND
          SERIES I SHARES         S&P 500
5/93          $10,000             $10,000
12/93          11,067              10,806
12/94          10,794              10,948
12/95          14,548              15,058
12/96          17,178              18,513
12/97          21,794              24,687
12/98          29,230              31,747
12/99          39,529              38,425
12/00          31,426              34,927
12/01          20,776              30,780

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01

SERIES I SHARES
 Inception (5/5/93)           8.81%
  5 Years                     3.88
  1 Year                    -33.88

The performance figures shown here, which represent AIM V.I. Growth Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would reduce the total return. AIM V.I. Growth Fund Series I Shares' performance figures are historical and reflect fund expenses, reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
    Data for the index are for the period 4/30/93-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-93.97%

AEROSPACE & DEFENSE-2.05%

Lockheed Martin Corp.                             264,200   $ 12,330,214
========================================================================

APPLICATION SOFTWARE-1.34%

Intuit Inc.(a)                                    189,400      8,098,744
========================================================================

BANKS-1.55%

Bank of America Corp.                             148,200      9,329,190
========================================================================

BIOTECHNOLOGY-0.72%

Chiron Corp.(a)                                    98,900      4,335,776
========================================================================

CASINOS & GAMING-1.61%

International Game Technology(a)                  141,600      9,671,280
========================================================================

COMPUTER & ELECTRONICS RETAIL-3.38%

Best Buy Co., Inc.(a)                             166,500     12,400,920
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      30,900      1,659,639
------------------------------------------------------------------------
Circuit City Stores-Circuit City Group            242,300      6,287,685
========================================================================
                                                              20,348,244
========================================================================

COMPUTER HARDWARE-0.93%

International Business Machines Corp.              46,100      5,576,256
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.79%

Network Appliance, Inc.(a)                        216,600      4,737,042
========================================================================

CONSUMER ELECTRONICS-1.09%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                          225,500      6,564,305
========================================================================

CONSUMER FINANCE-0.23%

Countrywide Credit Industries, Inc.                33,900      1,388,883
========================================================================

DATA PROCESSING SERVICES-2.86%

Concord EFS, Inc.(a)                               49,400      1,619,332
------------------------------------------------------------------------
First Data Corp.                                  162,100     12,716,745
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    68,800      2,911,616
========================================================================
                                                              17,247,693
========================================================================

DEPARTMENT STORES-0.70%

Kohl's Corp.(a)                                    59,500      4,191,180
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.30%

H&R Block, Inc.                                   175,000      7,822,500
========================================================================

DIVERSIFIED FINANCIAL SERVICES-3.13%

Fannie Mae                                        119,700      9,516,150
------------------------------------------------------------------------
Freddie Mac                                       142,300      9,306,420
========================================================================
                                                              18,822,570
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.96%

Celestica Inc. (Canada)(a)                        151,700   $  6,127,163
------------------------------------------------------------------------
Waters Corp.(a)                                   146,000      5,657,500
========================================================================
                                                              11,784,663
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-4.59%

AdvancePCS(a)                                      89,800      2,635,630
------------------------------------------------------------------------
AmerisourceBergen Corp.                           193,300     12,284,215
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            74,500      6,023,325
------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                          93,800      6,726,398
========================================================================
                                                              27,669,568
========================================================================

HEALTH CARE EQUIPMENT-7.36%

Baxter International Inc.                         292,900     15,708,227
------------------------------------------------------------------------
Biomet, Inc.(a)                                   156,300      4,829,670
------------------------------------------------------------------------
Guidant Corp.(a)                                  201,000     10,009,800
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         101,000      7,842,650
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          195,300      5,964,462
========================================================================
                                                              44,354,809
========================================================================

HEALTH CARE FACILITIES-2.79%

Tenet Healthcare Corp.(a)                         254,000     14,914,880
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)         44,400      1,899,432
========================================================================
                                                              16,814,312
========================================================================

HOME IMPROVEMENT RETAIL-3.89%

Home Depot, Inc. (The)                            193,300      9,860,233
------------------------------------------------------------------------
Lowe's Cos., Inc.                                 291,700     13,537,797
========================================================================
                                                              23,398,030
========================================================================

INDUSTRIAL CONGLOMERATES-2.02%

Tyco International Ltd. (Bermuda)                 206,400     12,156,960
========================================================================

IT CONSULTING & SERVICES-3.21%

Accenture Ltd.-Class A (Bermuda)(a)               129,000      3,472,680
------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)      94,200      9,997,446
------------------------------------------------------------------------
Electronic Data Systems Corp.                      85,600      5,867,880
========================================================================
                                                              19,338,006
========================================================================

LEISURE PRODUCTS-1.08%

Hasbro, Inc.                                      202,400      3,284,952
------------------------------------------------------------------------
Mattel, Inc.                                      188,500      3,242,200
========================================================================
                                                               6,527,152
========================================================================

MANAGED HEALTH CARE-2.49%

Caremark Rx, Inc.(a)                              374,000      6,099,940
------------------------------------------------------------------------
UnitedHealth Group Inc.                           126,000      8,917,020
========================================================================
                                                              15,016,960
========================================================================

                              AIM V.I. GROWTH FUND

                                                               MARKET
                                                 SHARES        VALUE

NETWORKING EQUIPMENT-3.53%

Cisco Systems, Inc.(a)                          1,173,000   $ 21,243,030
========================================================================

PHARMACEUTICALS-10.69%

Biovail Corp. (Canada)(a)                         168,300      9,466,875
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          175,000      8,925,000
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       96,500      7,908,175
------------------------------------------------------------------------
Johnson & Johnson                                 342,700     20,253,570
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     145,933      6,148,157
------------------------------------------------------------------------
Mylan Laboratories Inc.                           162,200      6,082,500
------------------------------------------------------------------------
Pfizer Inc.                                       141,000      5,618,850
========================================================================
                                                              64,403,127
========================================================================

PROPERTY & CASUALTY INSURANCE-0.35%

Radian Group Inc.                                  49,400      2,121,730
========================================================================

RESTAURANTS-2.28%

Darden Restaurants, Inc.                          126,600      4,481,640
------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                 63,600      3,129,120
------------------------------------------------------------------------
Wendy's International, Inc.                       209,700      6,116,949
========================================================================
                                                              13,727,709
========================================================================

SEMICONDUCTOR EQUIPMENT-4.20%

Applied Materials, Inc.(a)                        269,700     10,814,970
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                86,200      4,272,072
------------------------------------------------------------------------
Lam Research Corp.(a)                             114,300      2,654,046
------------------------------------------------------------------------
Teradyne, Inc.(a)                                 251,100      7,568,154
========================================================================
                                                              25,309,242
========================================================================

SEMICONDUCTORS-7.98%

Analog Devices, Inc.(a)                            99,800      4,430,122
------------------------------------------------------------------------
Intel Corp.                                       358,400     11,271,680
------------------------------------------------------------------------
Intersil Corp.-Class A(a)                         119,600      3,857,100
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      122,100      4,730,154
------------------------------------------------------------------------
NVIDIA Corp.(a)                                   109,200      7,305,480
------------------------------------------------------------------------
Semtech Corp.(a)                                  111,800      3,990,142
------------------------------------------------------------------------
STMicroelectronics N.V. (Switzerland)(a)           87,590      2,815,807
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               562,900   $  9,664,993
========================================================================
                                                              48,065,478
========================================================================

SOFT DRINKS-1.49%

Pepsi Bottling Group, Inc. (The)                  381,800      8,972,300
========================================================================

SPECIALTY STORES-4.73%

AutoZone, Inc.(a)                                  77,600      5,571,680
------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         169,300      5,739,270
------------------------------------------------------------------------
Blockbuster Inc.-Class A                          318,400      8,023,680
------------------------------------------------------------------------
Office Depot, Inc.(a)                             494,900      9,175,446
========================================================================
                                                              28,510,076
========================================================================

SYSTEMS SOFTWARE-6.16%

Computer Associates International, Inc.           357,400     12,326,726
------------------------------------------------------------------------
Microsoft Corp.(a)                                281,600     18,661,632
------------------------------------------------------------------------
Symantec Corp.(a)                                  92,100      6,108,993
========================================================================
                                                              37,097,351
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.49%

Nokia Oyj-ADR (Finland)                           125,900      3,088,327
------------------------------------------------------------------------
Polycom, Inc.(a)                                  170,900      5,878,960
========================================================================
                                                               8,967,287
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $502,840,649)                          565,941,667
========================================================================

MONEY MARKET FUNDS-5.80%

STIC Liquid Assets Portfolio(b)                17,449,753     17,449,753
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        17,449,753     17,449,753
========================================================================
    Total Money Market Funds (Cost
      $34,899,506)                                            34,899,506
========================================================================
TOTAL INVESTMENTS-99.77% (Cost $537,740,155)                 600,841,173
========================================================================
OTHER ASSETS LESS LIABILITIES-0.23%                            1,410,739
========================================================================
NET ASSETS-100.00%                                          $602,251,912
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $537,740,155)                                 $600,841,173
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,376,148
------------------------------------------------------------
  Fund shares sold                                   556,399
------------------------------------------------------------
  Dividends                                          312,786
------------------------------------------------------------
Investment for deferred compensation plan             47,522
------------------------------------------------------------
Other assets                                             247
============================================================
    Total assets                                 604,134,275
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              936,141
------------------------------------------------------------
  Fund shares reacquired                             541,123
------------------------------------------------------------
  Deferred compensation plan                          47,522
------------------------------------------------------------
Accrued administrative services fees                 301,559
------------------------------------------------------------
Accrued distribution fees                                257
------------------------------------------------------------
Accrued transfer agent fees                            1,628
------------------------------------------------------------
Accrued operating expenses                            54,133
============================================================
    Total liabilities                              1,882,363
============================================================
Net assets applicable to shares outstanding     $602,251,912
____________________________________________________________
============================================================

NET ASSETS:

Series I                                        $601,648,280
____________________________________________________________
============================================================
Series II                                       $    603,632
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                          36,758,505
____________________________________________________________
============================================================
Series II                                             36,906
____________________________________________________________
============================================================
Series I:
  Net asset value per share                     $      16.37
____________________________________________________________
============================================================
Series II:
  Net asset value per share                     $      16.36
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $15,011)                                     $   2,798,763
------------------------------------------------------------
Dividends from affiliated money market funds       1,860,762
------------------------------------------------------------
Interest                                             115,177
============================================================
    Total investment income                        4,774,702
============================================================

EXPENSES:

Advisory fees                                      4,174,059
------------------------------------------------------------
Administrative services fees                       1,488,780
------------------------------------------------------------
Custodian fees                                       120,083
------------------------------------------------------------
Distribution fees -- Series II                           257
------------------------------------------------------------
Transfer agent fees                                   30,074
------------------------------------------------------------
Trustees' fees                                        11,127
------------------------------------------------------------
Other                                                131,754
============================================================
    Total expenses                                 5,956,134
============================================================
Less: Fees waived                                     (3,371)
------------------------------------------------------------
    Expenses paid indirectly                            (564)
============================================================
    Net expenses                                   5,952,199
============================================================
Net investment income (loss)                      (1,177,497)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (321,507,474)
------------------------------------------------------------
  Foreign currencies                                  (8,188)
------------------------------------------------------------
  Futures contracts                               (3,041,152)
============================================================
                                                (324,556,814)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           16,460,399
------------------------------------------------------------
  Foreign currencies                                    (391)
============================================================
                                                  16,460,008
============================================================
Net gain (loss) from investment securities,
  foreign currencies and futures contracts      (308,096,806)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(309,274,303)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income (loss)                                $  (1,177,497)   $     967,648
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (324,556,814)     (22,352,060)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               16,460,008     (210,744,517)
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (309,274,303)    (232,128,929)
============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (1,436,399)         (84,187)
--------------------------------------------------------------------------------------------
  Series II                                                          (1,390)              --
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                               --      (29,175,800)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       33,201,050      436,475,542
--------------------------------------------------------------------------------------------
  Series II                                                         580,648               --
============================================================================================
    Net increase (decrease) in net assets                      (276,930,394)     175,086,626
============================================================================================

NET ASSETS:

  Beginning of year                                             879,182,306      704,095,680
============================================================================================
  End of year                                                 $ 602,251,912    $ 879,182,306
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 890,606,504    $ 858,004,800
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (59,125)       1,384,355
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (351,394,541)     (26,845,915)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           63,099,074       46,639,066
============================================================================================
                                                              $ 602,251,912    $ 879,182,306
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development /event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income (loss) was increased by $1,171,806, undistributed net realized gains (losses) increased by $8,188 and shares of beneficial interest decreased by $1,179,994 as a result of differing book/tax treatment of foreign currency transactions, net operating loss and return of capital reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                              AIM V.I. GROWTH FUND

   The Fund's capital loss carryforward of $329,073,114 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD      EXPIRATION
   ------------      ----------
   $ 4,002,102    December 31, 2008
   --------------------------------
   325,071,012    December 31, 2009
   ================================
   $329,073,114
   ________________________________
   ================================

     The Fund has a post-October capital loss deferral of $15,497,253 as of December 31, 2001 which will be recognized in the next succeeding tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the extent necessary to limit the expenses to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $3,371.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $1,488,780 of which AIM retained $112,079 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $3,820 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $257 as compensation under the Plan.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $5,992 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

                              AIM V.I. GROWTH FUND

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $564 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $564.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                     2001          2000
                                  ----------    -----------
Distributions paid from:
  Ordinary income                 $1,437,789    $    87,092
-----------------------------------------------------------
  Long-term capital gain                  --     29,172,895
===========================================================
                                  $ 1437,789    $29,259,987
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Components of distributable earnings
  Capital loss carryforward                 $(329,073,114)
---------------------------------------------------------
  Unrealized appreciation                      40,718,522
=========================================================
                                            $(288,354,592)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $1,542,837,360 and $1,514,256,426, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 71,642,643
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (15,365,800)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 56,276,843
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $544,564,330.

                              AIM V.I. GROWTH FUND

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Series I                                                     8,864,865    $166,073,915    15,512,849    $504,462,673
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      38,052         599,422            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        89,663       1,436,399     1,115,941      29,259,987
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                          87           1,390            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (7,625,551)   (134,309,264)   (3,030,650)    (97,247,118)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (1,233)        (20,164)           --              --
======================================================================================================================
                                                               1,365,883    $ 33,781,698    13,598,140    $436,475,542
______________________________________________________________________________________________________________________
======================================================================================================================

*  Series II shares commenced sales on September 19, 2001.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                              2001(a)         2000      1999(a)       1998        1997
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  24.81      $  32.25    $  24.80    $  19.83    $  16.25
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)         0.03        0.01        0.08        0.08
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (8.37)        (6.60)       8.63        6.57        4.27
========================================================================================================================
    Total from investment operations                             (8.40)        (6.57)       8.64        6.65        4.35
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.04)         0.00       (0.06)      (0.09)      (0.09)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --         (0.87)      (1.13)      (1.59)      (0.68)
========================================================================================================================
    Total distributions                                          (0.04)        (0.87)      (1.19)      (1.68)      (0.77)
========================================================================================================================
Net asset value, end of period                                $  16.37      $  24.81    $  32.25    $  24.80    $  19.83
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 (33.86)%      (20.49)%     35.24%      34.12%      26.87%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $601,648      $879,182    $704,096    $371,915    $258,852
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           0.88%(c)      0.83%       0.73%       0.72%       0.73%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.17)%(c)     0.11%       0.04%       0.41%       0.54%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            239%          162%        101%        133%        132%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $674,740,256.

                              AIM V.I. GROWTH FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                              AIM V.I. GROWTH FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies
Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                              AIM V.I. GROWTH FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                    11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046            Suite 100                 Suite 100                  Suite 800
                             Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner              Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500       & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007       919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                             New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 100.00% is eligible for the dividends received deduction for corporations.
                              AIM V.I. GROWTH FUND

               AIM V.I. GROWTH AND INCOME FUND - SERIES I SHARES


CHOPPY MARKETS BUFFET AIM V.I. GROWTH AND INCOME FUND

HOW DID AIM V.I. GROWTH AND INCOME FUND PERFORM?
The year saw the most difficult market in a generation, with large-cap growth stocks, the type in which your fund invests, particularly hard hit. For the fiscal year ended December 31, 2001, AIM V.I. Growth and Income Fund Series I Shares posted total return of -22.83%. By contrast, the S&P 500 produced a total return of -11.88%; the S&P index includes value as well as growth stocks, and value investments performed considerably better than growth investments during 2001.
    Fund performance improved markedly late in the fiscal year. For the final quarter of 2001, Series I Shares gained 14.38% while the S&P 500 rose 10.68%.

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
The major stock benchmarks produced back-to-back years of negative returns for the first time since the famous bear market of 1973-74. Officially, the U.S. economy entered a recession in March 2001. Trying to slow the decline and restart the economy, the Federal Reserve Board (the Fed), lowered interest rates 11 times during the fiscal year, taking the target federal funds rate to 1.75%, its lowest level in 40 years. In the past, this kind of aggressive rate cutting by the Fed has resulted in an improved economic picture, usually taking up to twelve months to work through the economy as a whole.
    These economic and market difficulties were compounded by the terrorist attacks of September 11. The stock exchanges were closed for several days. When they re-opened, they went through one of the steepest declines ever, reaching lows for the year in late September. Fortunately, by early November, markets had returned to pre-September 11 levels.

WHAT HAPPENED IN THE LARGE-CAP GROWTH AREA?
One of the most difficult aspects of the year has been the substantial devaluation of large-cap growth stocks. Across the board, even for solid companies with good fundamentals and excellent long-term prospects, stock prices dropped dramatically. Investors looking for large-cap companies with growing earnings found that almost everything was losing value. Very few firms posted increasing earnings, and many lowered their earnings expectations.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We focused on our core growth holdings, consolidating our holdings in companies with good growth records and growing dividends. We expect these companies to return to favor as the market begins to turn around. We also stayed diversified across market sectors and emphasized holdings in defensive areas such as health care. The fund has also invested in financial stocks that take advantage of low interest rates and the increase in loan-refinancing activity.

CAN YOU DISCUSS SOME PORTFOLIO HOLDINGS?
Citigroup Inc., a financial services giant, and a market leader in many of its businesses,

FUND AT A GLANCE

AIM V.I. Growth and Income Fund seeks growth of capital by investing in securities of companies that have the potential for long-term, above-average growth in earnings and dividends.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success.) The fund maintains a balance between

o Core growth stocks, high-quality, well-established companies with strong business franchises and leading competitive positions in growing markets

o Earnings momentum stocks, companies experiencing significant positive change leading to accelerating revenue and/or earnings growth

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

===========================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------
 1. General Electric Co.                 3.9%    1. Diversified Financial Services    13.9%

 2. Citigroup Inc.                       3.7     2. Pharmaceuticals                   12.0

 3. Microsoft Corp.                      3.6     3. Industrial Conglomerates           7.1

 4. Tyco International Ltd. (Bermuda)    3.2     4. Semiconductors                     5.5

 5. Johnson & Johnson                    2.7     5. Systems Software                   5.3

 6. Target Corp.                         2.6     6. General Merchandise Stores         3.9

 7. Pfizer Inc.                          2.5     7. Computer Hardware                  3.6

 8. American International Group, Inc.   2.5     8. Banks                              3.3

 9. Morgan Stanley Dean Witter & Co.     2.0     9. Movies & Entertainment             2.5

10. AOL Time Warner Inc.                 1.7    10. Semiconductor Equipment            2.5

The fund's portfolio is subject to change, and there is no guarantee it will continue to hold any particular security.
===========================================================================================

               AIM V.I. GROWTH AND INCOME FUND - SERIES I SHARES


has done well for us. Despite exposure to Argentine problems and the global economic slowdown, Citigroup was able to report increased revenue and income during 2001. Another good performer has been Pfizer Inc., the largest pharmaceutical company in the world. As a health care company, Pfizer is in a sector typically less affected by the decline in the economy; demand for health care products remains relatively constant no matter how the economy moves.
    Some holdings we have added to the portfolio since our last report to you, dated June 30, 2001, include - Abbott Laboratories, which has reported substantial sales and earnings growth. In addition to specialized pharmaceutical and hospital products, Abbott makes such well-known products as the infant formula Similac and the nutritional supplement Ensure.

o Wal-Mart Stores, Inc., the retail giant. In a Christmas shopping season generally considered lackluster, Wal-Mart posted strong year-over-year sales growth.
o Johnson & Johnson, the diversified pharmaceutical giant. Johnson & Johnson produces both consumer products such as Tylenol and specialized medical pharmaceuticals such as the anemia drug Procrit.

WHAT WERE CONDITIONS LIKE AT FISCAL YEAR END?
At the close of 2001, the situation was uncertain but starting to feel more positive. The nation's gross domestic product contracted at an annual rate of 1.3% in the third quarter of 2001, and the unemployment rate jumped 1.8 percentage points over the course of the year, to 5.8% during December. These and other factors, combined with continuing concerns about terrorism, fostered market volatility.
    More positively, data from the Institute for Supply Management showed that the service sector expanded at an accelerating pace in December. Though manufacturing declined for the 17th consecutive month in December, the rate of decline slowed considerably. Consumer confidence began to rebound toward the end of the year, and inflation remained low.
    Moreover, stocks were favorably priced, and there was considerable cash in lower-returning money market funds that could be deployed back into equities. Toward the end of the year, signs of new demand for PCs and wireless products, along with security software and data storage, boosted some stocks in the hard-hit technology sector. Many observers had begun to anticipate a recovery for both the economy and the markets.

FUND NAME TO CHANGE
The AIM V.I. Growth and Income Fund will change its name to AIM V.I. Core Equity Fund effective May 1, 2002. This change will not affect the fund's investment objective.

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/2/94-12/31/01

================================================================================
(HYPO Chart)

             AIM V.I. GROWTH    LIPPER LARGE
             AND INCOME FUND     CAP GROWTH       S&P 500
             SERIES I SHARES     FUND INDEX
5/94             $10,000           $10,000        $10,000
12/94              9,999            10,178         10,396
12/95             13,387            13,732         14,299
12/96             16,057            16,555         17,580
12/97             20,187            21,123         23,443
12/98             25,774            28,827         30,147
12/99             34,596            38,864         36,488
12/00             29,561            31,216         33,167
12/01             22,812            23,766         29,228

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
SERIES I SHARES
 Inception (5/2/94)      11.36%
  5 Years                 7.28
  1 Year                -22.83

The performance figures shown here, which represent AIM V.I. Growth and Income Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so fund shares (when redeemed) may be worth more or less than their original cost.
    The unmanaged Lipper Large Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
    Data for the indexes are for the period 4/30/94-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                 MARKET
                                                 SHARES          VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.58%

ADVERTISING-1.54%

Interpublic Group of Cos., Inc. (The)              425,000   $   12,554,500
---------------------------------------------------------------------------
Lamar Advertising Co.(a)                           115,000        4,869,100
---------------------------------------------------------------------------
Omnicom Group Inc.                                 135,000       12,062,250
===========================================================================
                                                                 29,485,850
===========================================================================

AEROSPACE & DEFENSE-1.99%

Boeing Co. (The)                                   175,000        6,786,500
---------------------------------------------------------------------------
General Dynamics Corp.                             120,000        9,556,800
---------------------------------------------------------------------------
Lockheed Martin Corp.                              105,000        4,900,350
---------------------------------------------------------------------------
Northrop Grumman Corp.                              55,000        5,544,550
---------------------------------------------------------------------------
United Technologies Corp.                          175,000       11,310,250
===========================================================================
                                                                 38,098,450
===========================================================================

AIRLINES-0.30%

Southwest Airlines Co.                             310,000        5,728,800
===========================================================================

ALUMINUM-0.30%

Alcoa Inc.                                         160,000        5,688,000
===========================================================================

APPAREL RETAIL-0.13%

Gap, Inc. (The)                                    175,000        2,439,500
===========================================================================

AUTO PARTS & EQUIPMENT-0.27%

Johnson Controls, Inc.                              65,000        5,248,750
===========================================================================

BANKS-3.31%

Bank of America Corp.                              315,000       19,829,250
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   500,000       20,400,000
---------------------------------------------------------------------------
Fifth Third Bancorp                                105,000        6,465,900
---------------------------------------------------------------------------
Washington Mutual, Inc.                            180,000        5,886,000
---------------------------------------------------------------------------
Wells Fargo & Co.                                  250,000       10,862,500
===========================================================================
                                                                 63,443,650
===========================================================================

BIOTECHNOLOGY-0.62%

Amgen Inc.(a)                                      210,000       11,852,400
===========================================================================

BREWERS-0.41%

Anheuser-Busch Cos., Inc.                          175,000        7,911,750
===========================================================================

BROADCASTING & CABLE TV-0.69%

Clear Channel Communications, Inc.(a)              190,000        9,672,900
---------------------------------------------------------------------------
Comcast Corp.-Class A(a)                           100,000        3,600,000
===========================================================================
                                                                 13,272,900
===========================================================================

BUILDING PRODUCTS-0.36%

Masco Corp.                                        280,000        6,860,000
===========================================================================

CASINOS & GAMING-0.12%

International Game Technology(a)                    35,000        2,390,500
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.66%

Best Buy Co., Inc.(a)                               70,000        5,213,600
---------------------------------------------------------------------------
Circuit City Stores-Circuit City Group             285,000        7,395,750
===========================================================================
                                                                 12,609,350
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

COMPUTER HARDWARE-3.53%

Compaq Computer Corp.                              950,000   $    9,272,000
---------------------------------------------------------------------------
Dell Computer Corp.(a)                             515,000       13,997,700
---------------------------------------------------------------------------
International Business Machines Corp.              225,000       27,216,000
---------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        1,400,000       17,276,000
===========================================================================
                                                                 67,761,700
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.30%

EMC Corp.(a)                                       425,000        5,712,000
===========================================================================

CONSUMER FINANCE-0.91%

Capital One Financial Corp.                        210,000       11,329,500
---------------------------------------------------------------------------
MBNA Corp.                                         175,000        6,160,000
===========================================================================
                                                                 17,489,500
===========================================================================

DATA PROCESSING SERVICES-0.27%

Paychex, Inc.                                      145,000        5,080,800
===========================================================================

DEPARTMENT STORES-0.79%

Kohl's Corp.(a)                                    215,000       15,144,600
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.78%

Cendant Corp.(a)                                   760,000       14,903,600
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-13.94%

American Express Co.                               275,000        9,814,750
---------------------------------------------------------------------------
Citigroup Inc.                                   1,400,000       70,672,000
---------------------------------------------------------------------------
Fannie Mae                                         190,000       15,105,000
---------------------------------------------------------------------------
Freddie Mac                                        350,000       22,890,000
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    210,000       19,477,500
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            800,000       29,080,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          575,000       29,969,000
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   700,000       39,158,000
---------------------------------------------------------------------------
State Street Corp.                                 140,000        7,315,000
---------------------------------------------------------------------------
Stilwell Financial, Inc.                           875,000       23,817,500
===========================================================================
                                                                267,298,750
===========================================================================

DRUG RETAIL-0.70%

Walgreen Co.                                       400,000       13,464,000
===========================================================================

ELECTRIC UTILITIES-1.05%

Duke Energy Corp.                                  140,000        5,496,400
---------------------------------------------------------------------------
Edison International(a)                            100,000        1,510,000
---------------------------------------------------------------------------
Mirant Corp.(a)                                    700,000       11,214,000
---------------------------------------------------------------------------
PG&E Corp.(a)                                      100,000        1,924,000
===========================================================================
                                                                 20,144,400
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.65%

Celestica Inc. (Canada)(a)                         600,000       24,234,000
---------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             150,000        3,408,000
---------------------------------------------------------------------------
Sanmina-SCI Corp.(a)                               200,000        3,980,000
===========================================================================
                                                                 31,622,000
===========================================================================

EMPLOYMENT SERVICES-0.10%

Robert Half International Inc.(a)                   70,000        1,869,000
===========================================================================

                        AIM V.I. GROWTH AND INCOME FUND

                                                                 MARKET
                                                 SHARES          VALUE

ENVIRONMENTAL SERVICES-0.30%

Waste Management, Inc.                             180,000   $    5,743,800
===========================================================================

FOOD DISTRIBUTORS-0.31%

Sysco Corp.                                        225,000        5,899,500
===========================================================================

FOOD RETAIL-0.62%

Kroger Co. (The)(a)                                350,000        7,304,500
---------------------------------------------------------------------------
Safeway Inc.(a)                                    110,000        4,592,500
===========================================================================
                                                                 11,897,000
===========================================================================

GENERAL MERCHANDISE STORES-3.86%

Family Dollar Stores, Inc.                         110,000        3,297,800
---------------------------------------------------------------------------
Target Corp.                                     1,230,000       50,491,500
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              350,000       20,142,500
===========================================================================
                                                                 73,931,800
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.47%

Cardinal Health, Inc.                              140,000        9,052,400
===========================================================================

HEALTH CARE EQUIPMENT-1.86%

Baxter International Inc.                          300,000       16,089,000
---------------------------------------------------------------------------
Becton, Dickinson & Co.                             75,000        2,486,250
---------------------------------------------------------------------------
Medtronic, Inc.                                    260,000       13,314,600
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           125,000        3,817,500
===========================================================================
                                                                 35,707,350
===========================================================================

HOME IMPROVEMENT RETAIL-2.31%

Home Depot, Inc. (The)                             550,000       28,055,500
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                  350,000       16,243,500
===========================================================================
                                                                 44,299,000
===========================================================================

HOTELS-0.96%

Carnival Corp.                                     200,000        5,616,000
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                       600,000        9,720,000
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          100,000        2,985,000
===========================================================================
                                                                 18,321,000
===========================================================================

HOUSEHOLD PRODUCTS-0.30%

Colgate-Palmolive Co.                              100,000        5,775,000
===========================================================================

INDUSTRIAL CONGLOMERATES-7.09%

General Electric Co.                             1,850,000       74,148,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                1,050,000       61,845,000
===========================================================================
                                                                135,993,000
===========================================================================

INDUSTRIAL MACHINERY-0.44%

Danaher Corp.                                      140,000        8,443,400
===========================================================================

INSURANCE BROKERS-0.50%

Marsh & McLennan Cos., Inc.                         90,000        9,670,500
===========================================================================

INTEGRATED OIL & GAS-1.77%

ChevronTexaco Corp.                                225,000       20,162,250
---------------------------------------------------------------------------
Exxon Mobil Corp.                                  350,000       13,755,000
===========================================================================
                                                                 33,917,250
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.23%

SBC Communications Inc.                            350,000       13,709,500
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

WorldCom, Inc.-WorldCom Group(a)                   700,000   $    9,856,000
===========================================================================
                                                                 23,565,500
===========================================================================

IT CONSULTING & SERVICES-0.07%

Accenture Ltd.-Class A (Bermuda)(a)                 50,000        1,346,000
===========================================================================

LEISURE PRODUCTS-0.12%

Mattel, Inc.                                       130,000        2,236,000
===========================================================================

MANAGED HEALTH CARE-0.46%

UnitedHealth Group Inc.                            125,000        8,846,250
===========================================================================

MOTORCYCLE MANUFACTURERS-0.50%

Harley-Davidson, Inc.                              175,000        9,504,250
===========================================================================

MOVIES & ENTERTAINMENT-2.54%

AOL Time Warner Inc.(a)                          1,035,000       33,223,500
---------------------------------------------------------------------------
Viacom Inc.-Class B(a)                             350,000       15,452,500
===========================================================================
                                                                 48,676,000
===========================================================================

MULTI-LINE INSURANCE-2.48%

American International Group, Inc.                 600,000       47,640,000
===========================================================================

MULTI-UTILITIES-0.83%

Dynegy Inc.-Class A                                625,000       15,937,500
===========================================================================

NETWORKING EQUIPMENT-1.51%

Cisco Systems, Inc.(a)                           1,600,000       28,976,000
===========================================================================

OIL & GAS DRILLING-0.44%

Transocean Sedco Forex Inc.                        250,000        8,455,000
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.27%

Baker Hughes Inc.                                  140,000        5,105,800
===========================================================================

PERSONAL PRODUCTS-0.33%

Gillette Co.                                       190,000        6,346,000
===========================================================================

PHARMACEUTICALS-12.03%

Abbott Laboratories                                260,000       14,495,000
---------------------------------------------------------------------------
Allergan, Inc.                                     200,000       15,010,000
---------------------------------------------------------------------------
American Home Products Corp.                       250,000       15,340,000
---------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                          100,000        5,625,000
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                           575,000       29,325,000
---------------------------------------------------------------------------
Johnson & Johnson                                  870,000       51,417,000
---------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      250,000       10,532,500
---------------------------------------------------------------------------
Merck & Co., Inc.                                  250,000       14,700,000
---------------------------------------------------------------------------
Pfizer Inc.                                      1,210,000       48,218,500
---------------------------------------------------------------------------
Pharmacia Corp.                                    275,000       11,728,750
---------------------------------------------------------------------------
Schering-Plough Corp.                              400,000       14,324,000
===========================================================================
                                                                230,715,750
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.96%

ACE Ltd. (Bermuda)                                 150,000        6,022,500
---------------------------------------------------------------------------
MGIC Investment Corp.                               55,000        3,394,600
---------------------------------------------------------------------------
St. Paul Co., Inc. (The)                            60,000        2,638,200
---------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                   70,000        6,395,200
===========================================================================
                                                                 18,450,500
===========================================================================

                        AIM V.I. GROWTH AND INCOME FUND

                                                                 MARKET
                                                 SHARES          VALUE

SEMICONDUCTOR EQUIPMENT-2.53%

Applied Materials, Inc.(a)                         675,000   $   27,067,500
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                350,000       17,346,000
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          105,000        4,142,250
===========================================================================
                                                                 48,555,750
===========================================================================

SEMICONDUCTORS-5.51%

Altera Corp.(a)                                    425,000        9,018,500
---------------------------------------------------------------------------
Analog Devices, Inc.(a)                            430,000       19,087,700
---------------------------------------------------------------------------
Intel Corp.                                      1,025,000       32,236,250
---------------------------------------------------------------------------
Linear Technology Corp.                            275,000       10,736,000
---------------------------------------------------------------------------
Texas Instruments Inc.                             850,000       23,800,000
---------------------------------------------------------------------------
Xilinx, Inc.(a)                                    275,000       10,738,750
===========================================================================
                                                                105,617,200
===========================================================================

SOFT DRINKS-1.73%

Coca-Cola Co. (The)                                140,000        6,601,000
---------------------------------------------------------------------------
Coca-Cola Enterprises, Inc.                        150,000        2,841,000
---------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                   110,000        2,585,000
---------------------------------------------------------------------------
PepsiCo, Inc.                                      435,000       21,180,150
===========================================================================
                                                                 33,207,150
===========================================================================

SPECIALTY CHEMICALS-0.02%

Ecolab, Inc.                                        10,800          434,700
===========================================================================

SPECIALTY STORES-0.75%

Bed Bath & Beyond Inc.(a)                          220,000        7,458,000
---------------------------------------------------------------------------
Office Depot, Inc.(a)                              180,000        3,337,200
---------------------------------------------------------------------------
Tiffany & Co.                                      115,000        3,619,050
===========================================================================
                                                                 14,414,250
===========================================================================

SYSTEMS SOFTWARE-4.75%

Computer Associates International, Inc.            200,000        6,898,000
---------------------------------------------------------------------------
Microsoft Corp.(a)                               1,050,000       69,583,500
---------------------------------------------------------------------------
Oracle Corp.(a)                                  1,050,000       14,500,500
===========================================================================
                                                                 90,982,000
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-2.34%

JDS Uniphase Corp.(a)                              525,000        4,583,250
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

Lucent Technologies Inc.,-$80 Conv. Pfd(b)
  (acquired 08/01/01; Cost $5,000,000)               5,000   $    5,525,000
---------------------------------------------------------------------------
Motorola, Inc.                                   1,025,000       15,395,500
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                            350,000        8,585,500
---------------------------------------------------------------------------
QUALCOMM Inc.(a)                                   215,000       10,857,500
===========================================================================
                                                                 44,946,750
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.67%

Sprint Corp. (PCS Group)(a)                        525,000       12,815,250
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,636,981,383)                         1,870,944,850
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
CONVERTIBLE BONDS & NOTES-0.60%

COMPUTER HARDWARE-0.08%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $14,364,365)(b)(c)(d)                        $18,500,000        1,572,500
===========================================================================

SYSTEMS SOFTWARE-0.52%

VERITAS Software Corp., Conv. Unsec. Notes,
  5.25%, 11/01/04                                2,100,000        9,927,750
===========================================================================
    Total Convertible Bonds & Notes (Cost
      $17,394,788)                                               11,500,250
===========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.87%

STIC Liquid Assets Portfolio(e)                 17,894,815       17,894,815
---------------------------------------------------------------------------
STIC Prime Portfolio(e)                         17,894,815       17,894,815
===========================================================================
    Total Money Market Funds (Cost
      $35,789,630)                                               35,789,630
===========================================================================
TOTAL INVESTMENTS-100.05%
  (Cost $1,690,165,801)                                       1,918,234,730
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.05%)                              (959,547)
===========================================================================
NET ASSETS-100.00%                                           $1,917,275,183
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $7,097,500 which represented 0.37% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $1,690,165,801)                              $1,918,234,730
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,792,916
-------------------------------------------------------------
  Fund shares sold                                     77,294
-------------------------------------------------------------
  Dividends and interest                            1,066,378
-------------------------------------------------------------
Investment for deferred compensation plan              62,935
=============================================================
    Total assets                                1,921,234,253
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,078,408
-------------------------------------------------------------
  Fund shares reacquired                            1,119,047
-------------------------------------------------------------
  Deferred compensation plan                           62,935
-------------------------------------------------------------
Accrued administrative services fees                1,267,033
-------------------------------------------------------------
Accrued distribution fees                                  68
-------------------------------------------------------------
Accrued transfer agent fees                            21,485
-------------------------------------------------------------
Accrued operating expenses                            410,094
=============================================================
    Total liabilities                               3,959,070
=============================================================
Net assets applicable to shares outstanding    $1,917,275,183
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,916,875,206
_____________________________________________________________
=============================================================
Series II                                      $      399,977
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           94,895,206
_____________________________________________________________
=============================================================
Series II                                              19,813
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        20.20
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        20.19
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $37,690)                                     $  17,003,891
------------------------------------------------------------
Dividends from affiliated money market funds       2,676,875
------------------------------------------------------------
Interest                                             104,159
============================================================
    Total investment income                       19,784,925
============================================================

EXPENSES:

Advisory fees                                     12,782,607
------------------------------------------------------------
Administrative services fees                       3,699,168
------------------------------------------------------------
Custodian fees                                       264,352
------------------------------------------------------------
Distribution fees -- Series II                            68
------------------------------------------------------------
Transfer agent fees                                   45,100
------------------------------------------------------------
Trustees' fees                                        16,465
------------------------------------------------------------
Other                                                397,985
============================================================
    Total expenses                                17,205,745
============================================================
Less: Fees waived                                     (4,952)
------------------------------------------------------------
    Expenses paid indirectly                          (2,718)
============================================================
    Net expenses                                  17,198,075
============================================================
Net investment income                              2,586,850
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (393,023,641)
------------------------------------------------------------
  Option contracts written                           643,127
============================================================
                                                (392,380,514)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (199,091,615)
------------------------------------------------------------
  Foreign currencies                                  (1,349)
============================================================
                                                (199,092,964)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (591,473,478)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(588,886,628)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    2,586,850    $      976,415
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (392,380,514)      (53,800,746)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies               (199,092,964)     (374,582,472)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (588,886,628)     (427,406,803)
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                          (948,866)       (3,471,426)
----------------------------------------------------------------------------------------------
  Series II                                                             (176)               --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                --       (74,797,641)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                        (7,547,466)      576,673,911
----------------------------------------------------------------------------------------------
  Series II                                                          396,298                --
==============================================================================================
    Net increase (decrease) in net assets                       (596,986,838)       70,998,041
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,514,262,021     2,443,263,980
==============================================================================================
  End of year                                                 $1,917,275,183    $2,514,262,021
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,141,546,226    $2,148,697,394
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              2,347,997           860,530
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (454,679,922)      (62,189,938)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           228,060,882       426,894,035
==============================================================================================
                                                              $1,917,275,183    $2,514,262,021
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Growth and Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income was increased by $109,470 and undistributed net realized gains were decreased by $109,470 as a result of a difference in book/tax treatment of bond premiums. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                        AIM V.I. GROWTH AND INCOME FUND

     The Fund's capital loss carryforward of $381,066,339 is broken down by expiration date as follows:

    CAPITAL LOSS
    CARRYFORWARD       EXPIRATION
    ------------       ----------
    $ 10,413,052    December 31, 2008
   ----------------------------------
     370,653,287    December 31, 2009
   ==================================
    $381,066,339
   __________________________________
   ==================================

     As of December 31, 2001, the fund has a post-October capital loss deferral of $56,920,135, which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $259,811 reduction in the cost of securities and a corresponding $259,811 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001. The effect of this change in 2001 was to decrease net investment income by $114,987, to increase net realized gains and losses by $45,436 and to increase net unrealized gains and losses by $69,551. As a result, the net investment income per share and the net realized and unrealized gains and losses per share remained unchanged and the ratio of net investment income to average net assets decreased by 0.01%.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $4,952.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $3,699,168 of which AIM retained $200,301 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $2,406 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee up to 0.25% of the average daily net

                        AIM V.I. GROWTH AND INCOME FUND
assets of the Series II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $68 as compensation under the Plan.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $8,696 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $2,718 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,718.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                      --      $        --
----------------------------------------------------------
Written                             4,500        1,161,228
----------------------------------------------------------
Closed                             (4,500)      (1,161,228)
==========================================================
End of year                            --      $        --
__________________________________________________________
==========================================================


NOTE 8-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                   2001            2000
                               ------------    -------------
Distributions paid from:
  Ordinary income              $    949,042    $  18,680,075
------------------------------------------------------------
  Long-term capital gain                 --       59,588,992
============================================================
                               $    949,042    $  78,269,067
____________________________________________________________
============================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income               $   2,841,749
---------------------------------------------------------
Capital loss carryforward                    (381,066,339)
---------------------------------------------------------
Unrealized appreciation                       153,953,547
=========================================================
                                            $(224,271,043)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31 and other deferrals.

NOTE 9-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $1,567,554,660 and $1,516,014,961, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 289,572,319
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (78,596,083)
=========================================================
Net unrealized appreciation of
  investment securities                     $ 210,976,236
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,707,258,494.

                        AIM V.I. GROWTH AND INCOME FUND

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                           2000
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    ------------
Sold:
  Series I                                                     7,365,570    $ 166,787,363    17,898,904    $561,469,804
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      21,324          426,369            --              --
=======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        48,068          948,866     2,833,782      78,269,067
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                           9              176            --              --
=======================================================================================================================
Issued in connection with acquisitions:**
  Series I                                                            --               --       786,467      26,024,265
=======================================================================================================================
Reacquired:
  Series I                                                    (8,516,539)    (175,283,695)   (2,859,510)    (89,089,225)
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (1,520)         (30,247)           --              --
=======================================================================================================================
                                                              (1,083,088)   $  (7,151,168)   18,659,643    $576,673,911
_______________________________________________________________________________________________________________________
=======================================================================================================================

 * Series II shares commenced sales on October 24, 2001.
** As of the close of business on September 15, 2000, the Fund acquired all the net assets of AIM V.I. Global Growth and Income Fund pursuant to a plan of reorganization approved by the Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 786,467 shares of the Fund for 2,294,201 shares of AIM V.I. Global Growth and Income Fund outstanding as of the close of business on September 15, 2000. AIM V.I. Global Growth and Income Fund's net assets at that date were $26,024,265 including $2,170,708 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,932,661,113.

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                 2001        2000(a)       1999(a)       1998(a)        1997
                                                              ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period                          $    26.19    $    31.59    $    23.75    $    18.87    $  15.03
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.03(b)       0.01          0.06          0.26        0.13
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.01)        (4.56)         8.05          4.95        3.74
==============================================================================================================================
    Total from investment operations                               (5.98)        (4.55)         8.11          5.21        3.87
==============================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.01)        (0.04)        (0.16)        (0.09)      (0.01)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --         (0.81)        (0.11)        (0.24)      (0.02)
==============================================================================================================================
    Total distributions                                            (0.01)        (0.85)        (0.27)        (0.33)      (0.03)
==============================================================================================================================
Net asset value, end of period                                $    20.20    $    26.19    $    31.59    $    23.75    $  18.87
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   (22.83)%      (14.56)%       34.25%        27.68%      25.72%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,916,875    $2,514,262    $2,443,264    $1,262,059    $639,113
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                             0.82%(d)      0.84%         0.77%         0.65%       0.69%
==============================================================================================================================
Ratio of net investment income to average net assets                0.12%(d)      0.04%         0.22%         1.34%       1.15%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                               73%           75%           93%          140%        135%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $2,109,574,038.

                        AIM V.I. GROWTH AND INCOME FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth and Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth and Income Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                        AIM V.I. GROWTH AND INCOME FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                        AIM V.I. GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza          A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                  11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046          Suite 100                 Suite 100                  Suite 800
                           Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner            Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500     & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007     919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                           New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 100% is eligible for the dividends received deduction for corporations.

                        AIM V.I. GROWTH AND INCOME FUND

                   AIM V.I. HIGH YIELD FUND - SERIES I SHARES

FUND WEATHERS VOLATILE FIXED-INCOME MARKET

HOW DID AIM V.I. HIGH YIELD FUND SERIES I SHARES PERFORM DURING THE YEAR?
After a bright beginning in January, high yield bonds endured rather volatile fixed-income market conditions for much of 2001. Still, overall performance in the high yield bond area was much better than 2000. Given this environment, Series I Shares posted a return of -5.00% for the year ended December 31, 2001. The Lipper High Yield Bond Fund Index and the Lehman High Yield Bond Index returned -1.04% and 5.28%, respectively, for the same period.
    The one-year return for Series I Shares however, belies a marked improvement in fund performance during the fourth quarter. For the three-month period ended December 31, 2001, Series I Shares posted a return of 7.13%. By comparison, the Lipper High Yield Bond Fund Index and the Lehman High Yield Bond Index returned 5.25% and 5.78%, respectively.

WHAT TRENDS AFFECTED FIXED-INCOME MARKETS DURING THE YEAR?
As a creeping cloud of global economic unease settled across the world, the Fed, like many other world central banks, unleashed a multitude of short-term interest rate reductions over the course of the year. The first of 11 rate cuts occurred on January 3, 2001--just three days after the start of the new year. Prompting this move was a clearly weakening U.S. economy and an increasing view that the U.S. might be falling into recession. The Fed continued cutting the targeted federal funds rate--which banks use on overnight loans to each other--from 6.5% at the very beginning of the year to 1.75% by year-end. Lower interest rates are generally favorable for bonds as bond prices move inversely with interest rates (when rates go down, bond prices tend to go up).
    That said, higher-rated, investment grade bonds tend to move more in value with interest rates than their high yield brethren. High yield bonds typically benefit more from economic strength and from lower risk premiums than they are influenced by interest rate changes.

HOW DID THE HIGH YIELD MARKET FARE?
After a miserly 2000, the U.S. high yield bond market took January by storm. Indeed, it was one of the sector's best one-month performances in nearly 10 years. This strong performance dwindled over the remainder of the year, however, as renewed fundamental concerns soon returned. Among those concerns were weak corporate profits, a multitude of corporate downgrades and an increase in defaults.
    Defaults, however, are considered "lagging" indicators as they are backward looking--by the time a bond actually defaults, the bond price reflects that event. For example, bonds listed as defaulted in 1991 (a year of high defaults) actually began trading at low levels a few years earlier. By the time they were listed as defaults in 1991, they didn't have far to fall in price and had little impact on return that year.
    In terms of supply and demand, inflows outpaced outflows--that's markedly different from 2000 where money was flowing out, not in--with cash inflows into the high yield market registering around $10 billion for 2001. New supply in 2001 was largely non-

FUND AT A GLANCE

AIM V.I. High Yield Fund is for shareholders who seek a high level of current income by investing in a portfolio consisting primarily of high-yielding, lower rated bonds.

INVESTMENT STRATEGY: Maximum current income with a diversified portfolio of below-investment-grade bonds

o   Seeks attractive relative value across sectors, industries and securities

o Controls risk through diversification across credit quality, issuers and industries

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

============================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------
 1. Intermedia Communications Inc.              2.3%     1. Broadcasting & Cable TV                    15.8%

 2. Warner Chilcott, Inc.                       2.0      2. Wireless Telecommunications Services       10.2

 3. Charter Communications Holdings, LLC/       1.7      3. Casinos & Gaming                            4.7
    Charter Communications Holdings
    Capital Corp.                                        4. Integrated Telecommunication Services       3.9

 4. Crown Castle International Corp.            1.7      5. Electric Utilities                          3.7

 5. Adelphia Communications Corp.               1.6      6. Oil & Gas Exploration & Production          3.3

 6. ONO Finance PLC (United Kingdom)            1.5      7. Health Care Facilities                      2.8

 7. Allied Waste North America Inc.             1.4      8. Railroads                                   2.6

 8. AES Corp. (The)                             1.4      9. Alternative Carriers                        2.6

 9. Calpine Corp.                               1.2     10. Electrical Components & Equipment           2.3

10. Spectrasite Holdings, Inc.                  1.1

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any  particular security.
============================================================================================================

                   AIM V.I. HIGH YIELD FUND - SERIES I SHARES

telecommunications-related but broadly diversified across a myriad of industries.
    Yields on high yield bonds continued to look attractive in 2001. Indeed, spreads (the difference between yields on high yield bonds and comparable-maturity Treasuries) stood at near record levels during the year. This encouraged investors seeking yields they could no longer find on other investments to consider the high yield market. And credit quality has also played a role in performance. With all eyes on the health of the economy, the best returns belonged to the highest quality sector, BB-rated bonds.

HOW DID YOU MANAGE THE FUND?
Over the year, we continued to reposition the fund so we could be more responsive to changes in the market. That repositioning is now largely complete. Specifically, we enhanced our diversification efforts by adding names across various industries. And, we increased the credit quality and liquidity of the fund by adding more BB bonds, while reducing our exposure to lower-rated tiers. The fund's average credit quality, however, remains B.
    We also reduced our exposure to the telecommunications sector--a problem area for the high yield market this year. That said, some of the telecommunications names we left in the fund proved quite beneficial. For instance, two issues we hold were recently acquired by investment grade companies, leaving our bonds to rally in response.
    Overall, we believe our repositioning efforts are paying off. Fund performance is beginning to improve as illustrated by the fund's fourth quarter performance.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
After 11 rate cuts by the Fed last year, many are hoping for an economic rebound in 2002. Typically, when the economy turns upward, high yield companies benefit as economic growth helps ease the pressure on highly leveraged companies.
    A rebound in the economy coupled with increased investor interest in high yield bonds could be positive signs for the market. Although we cannot predict to what extent or for how long these increased cash inflows will continue, we believe that high yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/98-12/31/01

================================================================================
(HYPO Chart)


               AIM V.I. HIGH YIELD      LEHMAN HIGH YIELD      LIPPER HIGH YIELD
              FUND SERIES I SHARES         BOND INDEX           BOND FUND INDEX
5/98                $10,000                 $10,034                $ 9,988
8/98                  9,409                   9,569                  9,307
12/98                 9,238                   9,817                  9,542
4/99                  9,928                  10,192                 10,101
8/99                  9,835                   9,961                  9,813
12/99                10,211                  10,051                  9,998
4/00                  9,928                   9,832                  9,803
8/00                  9,769                  10,074                  9,876
12/00                 8,269                   9,462                  9,027
4/01                  8,232                   9,939                  9,214
8/01                  7,919                  10,096                  9,132
12/01                 7,857                   9,962                  8,934

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
 Inception (5/1/98)         -6.36%
  1 year                    -5.00

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
    The performance figures shown here, which represent AIM V.I. High Yield Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's Series I Shares performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
    The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.
    The unmanaged Lehman High Yield Bond Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment firm.
    The unmanaged Lipper High Yield Bond Fund Index represents an average of the performance of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    Data for the indexes is for the period 4/30/98-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
BONDS & NOTES-95.11%

AEROSPACE & DEFENSE-0.99%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  280,000   $   284,200
=======================================================================

AIRLINES-0.67%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                                 95,000        59,375
-----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          160,000       132,947
=======================================================================
                                                                192,322
=======================================================================

ALTERNATIVE CARRIERS-2.58%

Global Crossing Holdings Ltd. (Bermuda), Sr.
  Unsec. Gtd. Yankee Notes, 8.70%, 08/01/07        90,000        10,800
-----------------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr. Unsec.
  Disc. Yankee Notes, 13.25%, 02/01/10(a)         500,000        70,000
-----------------------------------------------------------------------
Intermedia Communications Inc.,
  Series B, Sr. Sub. Disc. Notes, 12.25%,
    03/01/09(a)                                   100,000        89,250
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.60%, 06/01/08               170,000       172,975
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.50%, 03/01/09     375,000       400,312
=======================================================================
                                                                743,337
=======================================================================

APPAREL & ACCESSORIES-0.22%

William Carter Co. (The), Sr. Sub. Notes,
  10.88%, 08/15/11(b)                              60,000        64,800
=======================================================================

APPAREL RETAIL-0.69%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                200,000       198,000
=======================================================================

AUTO PARTS & EQUIPMENT-0.53%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08               150,000       153,750
=======================================================================

BROADCASTING & CABLE TV-15.20%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Notes, 10.88%, 09/30/04      150,000       144,750
-----------------------------------------------------------------------
Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes, 9.88%, 03/01/07     140,000       138,600
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10              195,000       200,850
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%, 06/15/11         130,000       130,000
-----------------------------------------------------------------------
Allbritton Communications Co.,
  Sr. Sub. Notes, 8.88%, 02/01/08                 100,000       105,500
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Deb., 9.75%, 11/30/07            50,000        53,000
-----------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10           200,000       129,000
-----------------------------------------------------------------------
CanWest Media Inc. (Canada), Sr. Unsec. Sub.
  Yankee Notes, 10.63%, 05/15/11                  200,000       213,500
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(a)   $  150,000   $   108,750
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.63%, 11/15/09          120,000       121,800
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09         190,000       200,925
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11          60,000        63,750
-----------------------------------------------------------------------
CSC Holdings Inc.,
  Series B, Sr. Unsec. Notes, 7.63%, 04/01/11     150,000       151,126
-----------------------------------------------------------------------
  Sr. Unsec. Deb., 7.63%, 07/15/18                 60,000        56,659
-----------------------------------------------------------------------
  Sr. Unsec. Deb., 7.88%, 02/15/18                 75,000        72,521
-----------------------------------------------------------------------
Diamond Cable Communications PLC (United
  Kingdom),
  Sr. Unsec. Disc. Yankee Notes, 10.75%,
    02/15/07(a)                                   255,000        59,925
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Disc. Yankee Notes,
    13.25%, 09/30/04                              250,000        68,750
-----------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                                 95,000        99,750
-----------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Notes,
  10.25%, 11/01/07                                250,000       250,155
-----------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                                190,000       205,675
-----------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                      190,000        86,925
-----------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                        240,000       250,800
-----------------------------------------------------------------------
NTL Communications Corp., Sr. Unsec. Disc.
  Notes, 12.38%, 10/01/08(a)                      750,000       185,625
-----------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09               550,000       426,250
-----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                          320,000       289,600
-----------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                      70,000        73,150
-----------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11      90,000        93,465
-----------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Sub.
  Notes, 8.75%, 12/15/11(b)                        90,000        90,450
-----------------------------------------------------------------------
Telewest Communications PLC (United Kingdom),
  Sr. Unsec. Yankee Deb., 9.63%, 10/01/06         175,000       121,625
-----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands),
  Series B, Sr. Unsec. Yankee Notes, 11.25%,
    02/01/10                                      360,000        64,800
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Yankee Notes, 11.50%,
    02/01/10                                      150,000        27,000
-----------------------------------------------------------------------
Young Broadcasting Inc., Sr. Unsec. Notes,
  8.50%, 12/15/08                                  90,000        91,350
=======================================================================
                                                              4,376,026
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

BUILDING PRODUCTS-1.20%

Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                             $  135,000   $   127,575
-----------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         235,000       217,962
=======================================================================
                                                                345,537
=======================================================================

CASINOS & GAMING-4.71%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                         220,000       238,700
-----------------------------------------------------------------------
Argosy Gaming Co., Sr. Unsec. Sub. Notes,
  9.00%, 09/01/11                                  50,000        52,625
-----------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Notes, 9.25%, 08/01/09(b)            115,000       117,300
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.50%, 07/15/07           40,000        40,000
-----------------------------------------------------------------------
Herbst Gaming Inc., Sr. Sec. Notes, 10.75%,
  09/01/08(b)                                     150,000       155,250
-----------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         105,000       114,712
-----------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                         166,000       158,530
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                          100,000        96,250
-----------------------------------------------------------------------
MGM Mirage Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.75%, 06/01/07                                 180,000       189,450
-----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          100,000        97,276
-----------------------------------------------------------------------
Resort at Summerlin LP-Series B, Sr. Sub.
  Notes, 13.00%, 12/15/07(c)                      608,000             6
-----------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd.
  Mortgage Notes, 12.25%, 11/15/04                 95,000        96,425
=======================================================================
                                                              1,356,524
=======================================================================

COMMODITY CHEMICALS-1.25%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                         140,000       147,700
-----------------------------------------------------------------------
Lyondell Chemical Co., Sr. Sec. Notes, 9.50%,
  12/15/08(b)                                     160,000       159,200
-----------------------------------------------------------------------
Millennium America, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 06/15/08                      50,000        51,750
=======================================================================
                                                                358,650
=======================================================================

CONSTRUCTION & ENGINEERING-0.74%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                                220,000       213,400
=======================================================================

CONSTRUCTION & FARM MACHINERY-1.29%

AGCO Corp., Sr. Unsec. Gtd. Notes, 9.50%,
  05/01/08                                        210,000       220,500
-----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11(b)                              150,000       150,750
=======================================================================
                                                                371,250
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

DIVERSIFIED COMMERCIAL SERVICES-0.99%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                      $  100,000   $    98,500
-----------------------------------------------------------------------
Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    190,000       188,100
=======================================================================
                                                                286,600
=======================================================================

DIVERSIFIED METALS & MINING-0.48%

Bulong Operations PTV Ltd. (Australia), Sr.
  Sec. Yankee Notes, 12.50%, 12/15/08(c)(d)       700,000        17,500
-----------------------------------------------------------------------
Neenah Corp.-Series D, Sr. Sub. Notes,
  11.13%, 05/01/07                                220,000       119,900
=======================================================================
                                                                137,400
=======================================================================

DRUG RETAIL-0.57%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                 200,000       163,000
=======================================================================

ELECTRIC UTILITIES-3.73%

AES Corp. (The), Sr. Unsec. Notes,
  Sr. Unsec. Notes, 9.50%, 06/01/09               170,000       152,150
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 06/15/08        190,000       168,150
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 9.38%, 09/15/10         90,000        80,100
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        185,000       168,350
-----------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                        200,000       179,000
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 160,000       163,200
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                150,000       164,250
=======================================================================
                                                              1,075,200
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.25%

Cherokee International LCC-Series B, Sr.
  Unsec. Sub. Notes, 10.50%, 05/01/09             200,000       101,000
-----------------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                         220,000       223,300
-----------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                        170,000       182,750
-----------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                    140,000       142,100
=======================================================================
                                                                649,150
=======================================================================

EMPLOYMENT SERVICES-0.53%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         190,000       152,950
=======================================================================

ENVIRONMENTAL SERVICES-1.44%

Allied Waste North America Inc.,
  Series B, Sr. Unsec. Gtd. Sub. Notes,
    10.00%, 08/01/09                              255,000       263,925
-----------------------------------------------------------------------
  Sr. Notes, 8.50%, 12/01/08                      150,000       152,250
=======================================================================
                                                                416,175
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

FERTILIZERS & AGRICULTURAL CHEMICALS-0.56%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                      $  150,000   $   160,500
=======================================================================

FOOD DISTRIBUTORS-0.67%

Fleming Companies, Inc., Sr. Sub. Notes,
  10.63%, 07/31/07                                200,000       192,500
=======================================================================

FOREST PRODUCTS-0.85%

Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08        250,000       245,000
=======================================================================

GAS UTILITIES-0.13%

Amerigas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11(b)                               35,000        36,400
=======================================================================

GENERAL MERCHANDISE STORES-0.92%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                         160,000       158,000
-----------------------------------------------------------------------
Travelcenters of America Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 05/01/09               100,000       106,500
=======================================================================
                                                                264,500
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.46%

Fresenius Medical Care Capital Trust IV, Sec.
  Gtd. Notes, 7.88%, 06/15/11                      65,000        65,000
-----------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sub.
  Notes, 9.75%, 08/01/11(b)                        65,000        66,950
=======================================================================
                                                                131,950
=======================================================================

HEALTH CARE EQUIPMENT-1.79%

Alaris Medical Systems, Inc., Sr. Sec. Notes,
  11.63%, 12/01/06 (Acquired 10/11/01; Cost
  $150,000)(e)                                    150,000       162,750
-----------------------------------------------------------------------
CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                 200,000       203,000
-----------------------------------------------------------------------
Radiologix, Inc., Sr. Unsec. Gtd. Notes,
  10.50%, 12/15/08(b)                             150,000       150,750
=======================================================================
                                                                516,500
=======================================================================

HEALTH CARE FACILITIES-2.81%

Hanger Orthopedic Group, Inc., Sr. Sub.
  Notes, 11.25%, 06/15/09                         150,000       140,250
-----------------------------------------------------------------------
IASIS Healthcare Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 10/15/09                         140,000       152,600
-----------------------------------------------------------------------
InSight Health Services Corp., Sr. Sub.
  Notes, 9.88%, 11/01/11                           75,000        78,000
-----------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(b)                               65,000        66,300
-----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                  95,000        95,000
-----------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                      75,000        79,125
-----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Sub. Notes, 10.00%, 12/15/11(b)      200,000       197,000
=======================================================================
                                                                808,275
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

HEALTH CARE SUPPLIES-0.87%

DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                      $  225,000   $   252,000
=======================================================================

HOME FURNISHINGS-1.64%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09               200,000       181,000
-----------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09         80,000        71,600
-----------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 9.88%,
  12/15/07(b)                                     200,000       199,000
-----------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                     30,000        21,150
=======================================================================
                                                                472,750
=======================================================================

HOMEBUILDING-2.24%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    105,000       109,725
-----------------------------------------------------------------------
Schuler Homes, Inc.,
  Sr. Sub. Notes, 10.50%, 07/15/11(b)             115,000       120,463
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08          200,000       206,000
-----------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                         200,000       208,000
=======================================================================
                                                                644,188
=======================================================================

HOTELS-1.95%

Host Marriott Corp., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                 200,000       185,000
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                         255,000       256,275
-----------------------------------------------------------------------
Sun International Hotels Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                        125,000       119,375
=======================================================================
                                                                560,650
=======================================================================

HOUSEHOLD APPLIANCES-0.34%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                                100,000        98,500
=======================================================================

INDUSTRIAL CONGLOMERATES-0.66%

Jordan Industries, Inc.-Series D, Sr. Unsec.
  Notes, 10.38%, 08/01/07                          70,000        35,350
-----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Sub. Notes, 9.88%,
  12/01/09 (Acquired 11/20/01; Cost
  $150,000)(e)                                    150,000       153,750
=======================================================================
                                                                189,100
=======================================================================

INDUSTRIAL MACHINERY-0.33%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                                 25,000        27,250
-----------------------------------------------------------------------
Hanover Equipment Trust 2001 A, Sr. Sec.
  Notes,
  8.50%, 09/01/08(b)                               50,000        52,250
-----------------------------------------------------------------------
  8.75%, 09/01/11(b)                               15,000        15,600
=======================================================================
                                                                 95,100
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

INTEGRATED TELECOMMUNICATION SERVICES-3.90%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(c)                          $  600,000   $    36,000
-----------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 14.00%, 04/01/09                  500,000       242,500
-----------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Unsec. Notes,
  13.50%, 05/15/09                              1,000,000        95,000
-----------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                        180,000       130,500
-----------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                        265,000       176,225
-----------------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc. Notes, 11.50%,
  02/01/06                                        150,000        51,750
-----------------------------------------------------------------------
PF.Net Communications, Inc., Sr. Unsec.
  Notes, 13.75%, 05/15/10                         300,000        61,500
-----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                         200,000       204,000
-----------------------------------------------------------------------
Time Warner Telecom Inc., Sr. Unsec. Sub.
  Notes, 10.13%, 02/01/11                         155,000       124,775
=======================================================================
                                                              1,122,250
=======================================================================

INTERNET SOFTWARE & SERVICES-0.56%

Equinix, Inc., Sr. Unsec. Notes, 13.00%,
  12/01/07                                        310,000        99,975
-----------------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes, 12.50%,
  02/01/10                                        300,000        61,500
=======================================================================
                                                                161,475
=======================================================================

LEISURE PRODUCTS-0.49%

Six Flags, Inc., Sr. Unsec. Notes, 9.75%,
  06/15/07                                        140,000       142,100
=======================================================================

LIFE & HEALTH INSURANCE-0.20%

Conseco, Inc., Sr. Unsec. Notes,
  8.75%, 02/09/04                                  30,000        14,250
-----------------------------------------------------------------------
  10.75%, 06/15/08                                100,000        44,500
=======================================================================
                                                                 58,750
=======================================================================

MEAT POULTRY & FISH-0.26%

Pilgrim's Pride Corp.-Class B, Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 09/15/11                 70,000        74,200
=======================================================================

MOVIES & ENTERTAINMENT-1.78%

Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                                175,000       189,875
-----------------------------------------------------------------------
AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                          240,000       235,200
-----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11(b)                  85,000        87,763
=======================================================================
                                                                512,838
=======================================================================

OIL & GAS DRILLING-0.94%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                                250,000       271,250
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

OIL & GAS EQUIPMENT & SERVICES-0.50%

SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                     $  150,000   $   144,000
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.33%

Abraxas Petroleum Corp.-Series B, Sr. Sec.
  Gtd. Notes, 12.88%, 03/15/03                    220,000       222,200
-----------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          100,000        99,500
-----------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                         200,000       197,000
-----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        270,000       288,900
-----------------------------------------------------------------------
Westport Resources Corp., Sr. Unsec. Sub.
  Notes, 8.25%, 11/01/11                          150,000       152,250
=======================================================================
                                                                959,850
=======================================================================

OIL & GAS REFINING & MARKETING-1.36%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                         155,000       127,875
-----------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                    250,000       263,750
=======================================================================
                                                                391,625
=======================================================================

PAPER PACKAGING-0.58%

Plastipak Holdings Inc., Sr. Notes, 10.75%,
  09/01/11(b)                                      85,000        89,675
-----------------------------------------------------------------------
Riverwood International Corp., Sr. Unsec.
  Gtd. Notes, 10.25%, 04/01/06                     75,000        77,250
=======================================================================
                                                                166,925
=======================================================================

PAPER PRODUCTS-0.66%

Appleton Papers Inc., Sr. Sub. Notes, 12.50%,
  12/15/08(b)                                     200,000       189,000
=======================================================================

PERSONAL PRODUCTS-1.53%

Armkel, LLC, Sr. Sub. Notes, 9.50%,
  08/15/09(b)                                      70,000        73,850
-----------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                                250,000       260,000
-----------------------------------------------------------------------
Playtex Products, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11                          100,000       105,500
=======================================================================
                                                                439,350
=======================================================================

PHARMACEUTICALS-1.97%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                    500,000       567,500
=======================================================================

PHOTOGRAPHIC PRODUCTS-0.07%

Polaroid Corp., Sr. Unsec. Notes, 11.50%,
  02/15/06(c)                                     200,000        19,000
=======================================================================

PUBLISHING & PRINTING-0.53%

PRIMEDIA Inc., Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                        170,000       153,850
=======================================================================

RAILROADS-2.56%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                          300,000       328,500
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
RAILROADS-(CONTINUED)

Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10            $  175,000   $   181,125
-----------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09(a)          255,000       228,225
=======================================================================
                                                                737,850
=======================================================================

REAL ESTATE INVESTMENT TRUSTS-1.12%

Host Marriott LP, Sr. Gtd. Notes, 9.25%,
  10/01/07                                        175,000       175,438
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 145,000       146,450
=======================================================================
                                                                321,888
=======================================================================

SPECIALTY CHEMICALS-0.46%

OM Group, Inc., Sr. Gtd. Sub. Notes, 9.25%,
  12/15/11(b)                                     130,000       131,950
=======================================================================

SPECIALTY STORES-2.03%

CSK Auto Inc.,
  Series A, Sr. Gtd. Sub. Deb., 11.00%,
    11/01/06                                      150,000       135,750
-----------------------------------------------------------------------
  Sr. Gtd. Unsec. Notes, 12.00%, 06/15/06(b)       80,000        81,200
-----------------------------------------------------------------------
PETCO Animal Supplies, Inc., Sr. Sub. Notes,
  10.75%, 11/01/11                                200,000       208,000
-----------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                    150,000       159,750
=======================================================================
                                                                584,700
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-1.91%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                  100,000        90,500
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                150,000       129,750
-----------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Series B, Sr. Unsec. Sub. Notes, 12.50%,
    11/15/10                                      275,000       147,125
-----------------------------------------------------------------------
  Sr. Disc. Notes, 12.00%, 07/15/08(a)            400,000       132,000
-----------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(a)     185,000        50,875
=======================================================================
                                                                550,250
=======================================================================

TEXTILES-0.56%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                        160,000       160,800
=======================================================================

TRUCKING-1.74%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                    275,000       292,188
-----------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(b)                      220,000       210,100
=======================================================================
                                                                502,288
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-9.79%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(a)(f)                          190,000       144,400
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  12.50%, 02/01/11                             $  160,000   $   162,400
-----------------------------------------------------------------------
  13.63%, 08/15/11                                 30,000        31,650
-----------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(a)                       60,000        36,900
-----------------------------------------------------------------------
American Tower Corp., Sr. Notes, 9.38%,
  02/01/09                                        115,000        92,863
-----------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)     400,000       348,000
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11              140,000       137,200
-----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(a)                      460,000       241,500
-----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(a)                                     200,000       134,000
-----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                                240,000       253,200
-----------------------------------------------------------------------
Microcell Telecommunications Inc. (Canada)-
  Series B, Sr. Disc. Yankee Notes, 14.00%,
  06/01/06                                        250,000       217,500
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          240,000       187,200
-----------------------------------------------------------------------
Price Communications Wireless, Inc.-Series B,
  Sr. Sec. Gtd. Notes, 9.13%, 12/15/06            200,000       210,000
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                                160,000       181,600
-----------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                 100,000       103,500
-----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(a)           505,000       272,700
-----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(a)            90,000        64,800
=======================================================================
                                                              2,819,413
=======================================================================
    Total Bonds & Notes (Cost $32,744,286)                   27,389,286
=======================================================================

                                                 SHARES
DOMESTIC COMMON STOCKS-0.81%

BROADCASTING & CABLE TV-0.55%

CSC Holdings Inc., 11.125% PIK Pfd.                 1,500       158,625
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

World Access, Inc.-Series D, Conv. Pfd.
  (Acquired 03/03/00; Cost $97,271)(e)(g)             100             0
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.26%

AirGate PCS, Inc.(g)                                  365        16,626
-----------------------------------------------------------------------
Crown Castle International Corp.(g)                   510         5,447
-----------------------------------------------------------------------
Crown Castle International Corp.-$3.13 Conv.
  Pfd.(g)                                           2,000        52,000
=======================================================================
                                                                 74,073
=======================================================================
    Total Domestic Common Stocks (Cost
      $364,088)                                                 232,698
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                              MARKET
                                                 SHARES        VALUE

WARRANTS & OTHER INTERESTS-0.38%

ALTERNATIVE CARRIERS-0.01%

GT Group Telecom Inc. (Canada)-Wts., expiring
  02/01/10 (Acquired 09/18/00; Cost
  $52,402)(e)(h)                                      500   $     2,500
=======================================================================

BROADCASTING & CABLE TV-0.02%

ONO Finance PLC (United Kingdom)-Ctfs.,
  expiring 05/31/09(h)                                550         5,637
=======================================================================

CASINOS & GAMING-0.00%

Resort At Summerlin LP-Wts., expiring
  12/15/07(h)                                         467             5
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.01%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(e)(h)                  220         4,455
=======================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(e)(h)         300         3,075
=======================================================================

HOME FURNISHINGS-0.00%

Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(e)(h)                   30            22
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(d)(e)(h)                         300             0
-----------------------------------------------------------------------
PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(e)(h)         300             3
=======================================================================
                                                                      3
=======================================================================

INTERNET SOFTWARE & SERVICES-0.11%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(e)(h)                  630        31,116
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

RAILROADS-0.03%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(e)(h)                  175   $     8,794
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.19%

Horizon PCS, Inc.-Wts., Expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(e)(h)                  500        20,125
-----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 7/15/10 (Acquired
  01/29/01; Cost $0)(e)(h)                            100         2,525
-----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(e)(h)                                       240        16,860
-----------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(e)(h)                  300        15,000
=======================================================================
                                                                 54,510
=======================================================================
    Total Warrants & Other Interests (Cost
      $55,007)                                                  110,117
=======================================================================

MONEY MARKET FUNDS-1.24%

STIC Liquid Assets Portfolio(i)                   178,545       178,545
-----------------------------------------------------------------------
STIC Prime Portfolio(i)                           178,546       178,546
=======================================================================
    Total Money Market Funds (Cost $357,091)                    357,091
=======================================================================
TOTAL INVESTMENTS-97.54% (Cost $33,520,472)                  28,089,192
=======================================================================
OTHER ASSETS LESS LIABILITIES-2.46%                             709,512
=======================================================================
NET ASSETS-100.00%                                          $28,798,704
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $420,975, which represented 1.46% of the Fund's net assets.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g)  Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $33,520,472)  $28,089,192
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    23,017
------------------------------------------------------------
  Dividends and interest                             723,723
------------------------------------------------------------
Investment for deferred compensation plan             21,814
============================================================
    Total assets                                  28,857,746
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                               9,819
------------------------------------------------------------
  Deferred compensation plan                          21,814
------------------------------------------------------------
Accrued administrative services fees                  12,542
------------------------------------------------------------
Accrued trustees' fees                                   241
------------------------------------------------------------
Accrued transfer agent fees                              170
------------------------------------------------------------
Accrued operating expenses                            14,456
============================================================
    Total liabilities                                 59,042
============================================================
Net assets applicable to shares outstanding      $28,798,704
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $28,798,704
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           5,421,339
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      5.31
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Interest                                         $ 3,566,785
------------------------------------------------------------
Dividends from affiliated money market funds          80,076
------------------------------------------------------------
Dividends                                             10,686
============================================================
    Total investment income                        3,657,547
============================================================

EXPENSES:

Advisory fees                                        181,308
------------------------------------------------------------
Administrative services fees                         122,086
------------------------------------------------------------
Custodian fees                                        21,934
------------------------------------------------------------
Transfer agent fees                                    3,176
------------------------------------------------------------
Trustees' fees                                         8,824
------------------------------------------------------------
Professional fees                                     25,499
------------------------------------------------------------
Other                                                 12,806
============================================================
    Total expenses                                   375,633
============================================================
Less: Fees waived                                    (24,082)
------------------------------------------------------------
    Expenses paid indirectly                          (1,149)
============================================================
    Net expenses                                     350,402
============================================================
Net investment income                              3,307,145
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (6,354,746)
============================================================
Change in net unrealized appreciation of
  investment securities                            1,271,997
============================================================
Net gain (loss) from investment securities        (5,082,749)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(1,775,604)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income                                       $ 3,307,145    $ 3,160,168
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (6,354,746)    (2,368,962)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       1,271,997     (6,676,412)
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,775,604)    (5,885,206)
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (3,500,180)    (3,302,036)
----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      7,923,261     10,070,283
========================================================================================
    Net increase in net assets                                  2,647,477        883,041
========================================================================================

NET ASSETS:

  Beginning of year                                            26,151,227     25,268,186
========================================================================================
  End of year                                                 $28,798,704    $26,151,227
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $44,154,693    $36,258,159
----------------------------------------------------------------------------------------
  Undistributed net investment income                            (308,871)      (141,556)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (9,615,838)    (3,259,286)
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (5,431,280)    (6,706,090)
========================================================================================
                                                              $28,798,704    $26,151,227
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. The Fund will also consider the possibility of capital growth when it purchases and sells securities.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income (loss) was increased by $28,533, undistributed net realized gains decreased by $1,806 and shares of beneficial interest decreased by $26,727 as a result of capital loss carryforward reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                            AIM V.I. HIGH YIELD FUND

   The Fund's capital loss carryforward of $8,645,713 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
    $  247,107   December 31, 2006
   -------------------------------
      545,518    December 31, 2007
   -------------------------------
     2,010,706   December 31, 2008
   -------------------------------
     5,842,382   December 31, 2009
   ===============================
    $8,645,713
   _______________________________
   ===============================

   As of December 31, 2001, the Fund has a post-October capital loss deferral of $893,056 which will be recognized in the following tax year.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,813 reduction in the cost of securities and a corresponding $2,813 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
  The effect of this change in 2001 was to decrease net investment income by $12,109, increase net unrealized gains and losses by $11,184, increase net realized gains and losses by $925. As a result the ratio of net investment income to average net assets decreased by 0.05%, the net investment income per share decreased by $0.01 and the net realized and unrealized gains and losses per share increased by $0.01.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $24,082.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $122,086 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $686 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,089 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $1,149 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,149.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                            AIM V.I. HIGH YIELD FUND

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                      2001          2000
                                   ----------    ----------
Distributions paid from:
  Ordinary income                  $3,500,180    $3,302,036
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $ (8,645,713)
---------------------------------------------------------
Unrealized appreciation (depreciation)         (6,710,276)
=========================================================
                                             $(15,355,989)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $26,137,908 and $16,872,214, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                       $ 1,138,039
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,731,709)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,593,670)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
  $33,682,862.


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                         2000
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    ---------    -----------
Sold:
  Series I                                                     2,277,266    $ 14,617,884    1,470,878    $12,585,955
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       660,415       3,500,180      521,649      3,302,036
====================================================================================================================
Reacquired:
  Series I                                                    (1,633,796)    (10,194,803)    (675,118)    (5,817,708)
====================================================================================================================
                                                               1,303,885    $  7,923,261    1,317,409    $10,070,283
____________________________________________________________________________________________________________________
====================================================================================================================

                            AIM V.I. HIGH YIELD FUND

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              -----------------------------------------------------
                                                                                                     MAY 1, 1998
                                                                                                   (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              ---------------------------------      DECEMBER 31,
                                                               2001           2000      1999(a)          1998
                                                              -------        -------    -------    ----------------
Net asset value, beginning of period                          $  6.35        $  9.02    $  8.84        $  10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.70(b)        0.91       1.03            0.39
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.01)         (2.64)     (0.10)          (1.15)
===================================================================================================================
    Total from investment operations                            (0.31)         (1.73)      0.93           (0.76)
===================================================================================================================
Less distributions from net investment income                   (0.73)         (0.94)     (0.75)          (0.40)
===================================================================================================================
Net asset value, end of period                                $  5.31        $  6.35    $  9.02        $   8.84
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                 (4.85)%       (19.14)%    10.52%          (7.61)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,799        $26,151    $25,268        $  7,966
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.21%(d)       1.13%      1.14%           1.13%(e)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.29%(d)       1.19%      1.42%           2.50%(e)
===================================================================================================================
Ratio of net investment income to average net assets            11.39%(b)(d)   11.44%     11.07%           9.75%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            64%            72%       127%             39%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. Per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $29,009,233.
(e)  Annualized.

                            AIM V.I. HIGH YIELD FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                            AIM V.I. HIGH YIELD FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                            AIM V.I. HIGH YIELD FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND       INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza        A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046        Suite 100                 Suite 100                  Suite 800
                         Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND      COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner          Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500   & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007   919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                         New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0.31% is eligible for the dividends received deduction for corporations.

                            AIM V.I. HIGH YIELD FUND

              AIM V.I. INTERNATIONAL EQUITY FUND - SERIES I SHARES

FUND COPES WITH GLOBAL ECONOMIC SLOWDOWN

HOW DID AIM V.I. INTERNATIONAL EQUITY FUND SERIES I SHARES PERFORM DURING THE YEAR?
A steady stream of disappointing corporate earnings numbers and downgrades, coupled with the aftermath of September 11, sent world markets lower. Although markets rebounded strongly in the final months of the year, it was not enough to pull most world market returns into positive territory.
    Given this environment, for the year ended December 31, 2001, AIM V.I. International Equity Fund Series I Shares returned -23.53%. By comparison, the fund's benchmark, the MSCI EAFE--Registered Trademark-- Index returned -21.44% for the same period. The annual return of AIM V.I. International Equity Fund Series I Shares belies marked improvement in fund performance late in the year. For the fourth quarter, for instance, Series I Shares returned 4.73%.

HOW DID INTERNATIONAL MARKET TRENDS AFFECT THE FUND?
For much of the year investors favored international value stocks over growth stocks. Even a fourth quarter rally where growth stocks strongly bested value stocks was insufficient to overcome value in the first three quarters. In fact, the MSCI EAFE--Registered Trademark-- Value Index outperformed the MSCI EAFE--Registered Trademark-- Growth Index by more than five percentage points for the year. Therefore, AIM V.I. International Equity Fund's more growth-oriented approach was out of favor much of the year. However, the fund continued to look for companies that deliver earnings, which led to the fund's increased exposure, for much of the year, to defensive sectors such as food retailers, support services, energy and health care.

WHAT HAPPENED IN EUROPE DURING THE FISCAL YEAR?
Most European stock markets reported negative returns for the year, particularly tech-driven countries such as Finland and Sweden. Also, European economies continue to slow. During the third quarter, the manufacturing industry reported reductions in new orders, consumer confidence continued to decline and unemployment in some areas, such as France and Germany, rose. That said, the International Monetary Fund (IMF) forecasts European Union growth at 1.3% for 2002 compared to just 0.8% for the U.S.
    To inject liquidity into the financial system and calm markets, central banks in Europe lowered interest rates in tandem with other central banks after the September terrorist attacks on the U.S. By the end of the year, however, the U.S. had reduced rates 11 times but the European Central Bank (ECB) cut rates just four times to 3.25%.

HOW DID ASIAN MARKETS PERFORM?
Most Asian markets, with the notable exception of South Korea--one of the best-performing markets in the world for 2001--posted disappointing returns as many countries in the region depend heavily on export revenue. The events of September 11 only exacerbated the situation. A fourth-quarter tech rally however helped buoy regional markets.
    Japan, the largest Asian economy,

FUND AT A GLANCE

AIM V.I. International Equity Fund is for shareholders who seek long-term growth of capital.

INVESTMENT STYLE: Growth (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Invests in rapidly growing large and mid-size foreign companies in developed Europe and the Pacific Rim

o   The fund focuses first on companies, not countries

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

============================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------
 1. Biovail Corp. (Canada)                      2.9%     1. Pharmaceuticals                            15.7%

 2. Altana A.G. (Germany)                       2.7      2. Banks                                      11.3

 3. Sanofi-Synthelabo S.A. (France)             2.7      3. Integrated Oil & Gas                        5.6

 4. Royal Bank of Scotland                      2.4      4. Food Retail                                 4.7
    Group PLC (United Kingdom)

 5. BNP Paribas S.A. (France)                   2.4      5. Wireless Telecommunications Services        4.4

 6. Capita Group PLC (United Kingdom)           2.1      6. Semiconductors                              3.5

 7. Teva Pharmaceutical Industries              2.1      7. IT Consulting & Services                    3.3
    Ltd. -ADR (Israel)

 8. Reckitt Benckiser PLC (United Kingdom)      1.9      8. Automobile Manufacturers                    3.3

 9. Loblaw Companies Ltd. (Canada)              1.9      9. Diversified Commercial Services             3.2

10. Securitas - Class B (Sweden)                1.8     10. Multi-Line Insurance                        2.7

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
============================================================================================================

              AIM V.I. INTERNATIONAL EQUITY FUND - SERIES I SHARES

continued to face deflation, interest rates near zero, little to no growth and bad bank loans.

HOW DID LATIN AMERICAN MARKETS FARE?
For the most part, Latin American markets produced negative returns. Disastrous political and financial problems continued to plague Argentina, while Brazil suffered contagion from its Argentine neighbor and was embroiled in a homegrown energy crisis. Mexico emerged as the bright spot--one of only a handful of countries to produce double-digit gains during the year--and became a safe haven for emerging market investors.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We don't really focus on benchmarking against our index. Instead we try to hold the best growth stocks we can find. For instance, we found good earnings momentum in European and Canadian pharmaceutical and health care stocks such as Biovail Corp., a Canadian company that applies its timed-release drug-delivery systems to existing drugs that treat hypertension, asthma, and arthritis and Sanofi-Synthelabo S.A., a Paris-based drug manufacturer. Asian semiconductor stocks that rallied strongly in the fourth quarter also helped fund performance.
    We continued to avoid any Japanese stocks tied to that country's beleaguered economy and instead focused on global plays such as Japanese automakers, Honda Motor Co., Ltd. and Toyota Motor Corp. We also limited our Latin American exposure largely to Mexico--one of the better performing markets this year--and had no exposure to Argentine stocks.

ANY FINAL THOUGHTS?
By the close of 2001, central banks around the world had reduced interest rates many times--hoping to speed up a global recovery. While earnings in many sectors could well be disappointing going into 2002, many markets have already discounted these results. Indeed, equities in both Europe and Asia stand at attractive valuation levels.

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/01

======================================================================================================
(HYPO Chart)

                 AIM V.I. INTERNATIONAL
               EQUITY FUND SERIES I SHARES       LIPPER INTERNATIONAL FUND INDEX       MSCI EAFE INDEX
------------------------------------------------------------------------------------------------------
5/93                     $10,000                            $10,000                        $10,000
12/93                     11,889                             12,187                         10,811
12/94                     11,698                             12,098                         11,652
12/95                     13,715                             13,310                         12,958
12/96                     16,468                             15,231                         13,741
12/97                     17,610                             16,335                         13,985
12/98                     20,339                             18,403                         16,782
12/99                     31,535                             25,365                         21,307
12/00                     23,202                             21,632                         18,289
12/01                     17,742                             17,451                         14,367

                                                                                  Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
======================================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I
 Inception (5/5/93)            6.85%
  5 Years                      1.51
  1 year                     -23.53

The performance figures shown here, which represent AIM V.I. International Equity Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. AIM V.I. International Equity Fund Series I Shares' performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
    The unmanaged MSCI EAFE (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
    The unmanaged MSCI EAFE Growth Index measures the performance of EAFE companies with higher price/book ratios and higher forecasted growth.
    The unmanaged MSCI EAFE Value Index measures the performance of EAFE companies with lower price/book ratios and lower forecasted growth.
    The unmanaged Lipper International Fund Index represents an average of the 30 largest international funds tracked by Lipper, Inc. an independent mutual fund performance monitor.
    Data for the indexes is for the period 4/30/93-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.
DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

FUND NAME TO CHANGE
The AIM V. I. International Equity Fund will change its name to AIM V.I. International Growth Fund effective May 1, 2002. This change will not affect the fund's investment objective.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-95.22%

AUSTRALIA-0.96%

AMP Ltd. (Multi-Line Insurance)                   176,100   $  1,658,875
------------------------------------------------------------------------
Coles Myer Ltd. (Food Retail)(a)                  393,900      1,690,280
========================================================================
                                                               3,349,155
========================================================================

BRAZIL-0.63%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       108,400      2,199,436
========================================================================

CANADA-10.84%

Alberta Energy Co. Ltd. (Oil & Gas
  Exploration & Production)                        25,100        948,899
------------------------------------------------------------------------
Bank of Nova Scotia (Banks)                        62,000      1,907,213
------------------------------------------------------------------------
Biovail Corp. (Pharmaceuticals)(a)                181,900     10,231,875
------------------------------------------------------------------------
Canadian National Railway Co. (Railroads)          63,300      3,050,459
------------------------------------------------------------------------
Canadian Pacific Railway Ltd. (Railroads)(a)      106,000      2,137,849
------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                  69,500      2,807,105
------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail)                    192,400      6,286,001
------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-10/15/01; Cost $6,496,464)(b)            5,100        166,625
------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      112,300      2,935,210
------------------------------------------------------------------------
Rogers Communications, Inc.-Class B
  (Broadcasting & Cable TV)                       117,000      1,993,617
------------------------------------------------------------------------
Shaw Communications Inc.-Class B
  (Broadcasting & Cable TV)                        82,500      1,750,974
------------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                      41,200      1,566,097
------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Gas Utilities)        154,000      1,922,581
========================================================================
                                                              37,704,505
========================================================================

DENMARK-2.49%

Danske Bank A.S. (Banks)                          297,700      4,778,892
------------------------------------------------------------------------
Novo Nordisk A.S.-Class B (Pharmaceuticals)        95,178      3,893,775
========================================================================
                                                               8,672,667
========================================================================

FINLAND-0.84%

Nokia Oyj (Telecommunication Equipment)            72,400      1,869,736
------------------------------------------------------------------------
TietoEnator Oyj (IT Consulting & Services)(a)      40,000      1,061,183
========================================================================
                                                               2,930,919
========================================================================

FRANCE-14.79%

Altran Technologies S.A. (IT Consulting &
  Services)                                       132,539      5,998,226
------------------------------------------------------------------------
Assurances Generales de France (Multi-Line
  Insurance)                                       73,118      3,514,440
------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                     52,500      3,733,646
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
FRANCE-(CONTINUED)

BNP Paribas S.A. (Banks)                           92,900   $  8,325,779
------------------------------------------------------------------------
Business Objects S.A. (Application
  Software)(a)                                     27,500        920,843
------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  104,400      4,445,463
------------------------------------------------------------------------
Publicis Groupe S.A. (Advertising)                120,700      3,202,118
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          123,500      9,228,988
------------------------------------------------------------------------
Thomson Multimedia (Consumer Electronics)(a)       67,000      2,061,280
------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)           39,925      5,710,740
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            73,250      4,301,367
========================================================================
                                                              51,442,890
========================================================================

GERMANY-6.25%

Allianz A.G. (Multi-Line Insurance)                18,500      4,380,053
------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                     191,410      9,541,564
------------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                   30,016      1,058,626
------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               20,300      5,521,270
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        3,270      1,250,974
========================================================================
                                                              21,752,487
========================================================================

HONG KONG-0.90%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                    479,000      1,686,036
------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      75,500      1,457,150
========================================================================
                                                               3,143,186
========================================================================

INDIA-1.29%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                        53,079      4,484,086
========================================================================

IRELAND-1.88%

Bank of Ireland (Banks)                           445,200      4,220,185
------------------------------------------------------------------------
Elan Corp. PLC-ADR (Pharmaceuticals)(a)            51,800      2,334,108
========================================================================
                                                               6,554,293
========================================================================

ISRAEL-2.97%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)                77,350      3,085,492
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               117,800      7,260,014
========================================================================
                                                              10,345,506
========================================================================

ITALY-3.44%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways & Railtracks)       762,100      5,300,901
------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                 394,400      4,952,023
------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                               MARKET
                                                 SHARES        VALUE
ITALY-(CONTINUED)

Telecom Italia Mobile S.p.A. (Wireless
  Telecommunication Services)(a)                  308,400   $  1,724,348
========================================================================
                                                              11,977,272
========================================================================

JAPAN-10.09%

Banyu Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                83,000      1,229,209
------------------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                      9,800         82,320
------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                  66,000      1,634,085
------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                        78,000      2,772,386
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                53,000      1,215,615
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired 09/07/01-
  09/13/01; Cost $2,792,186)(b)                    86,000      1,972,507
------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         35,100      2,380,520
------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                   61,500      2,442,812
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                     70,300      4,180,519
------------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)           17,200      2,997,949
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)                                           238      2,783,626
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (Acquired 11/09/98-03/08/01, Cost
  $3,697,590)(b)                                       23        269,006
------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              152,000      2,816,739
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                55,000      2,477,026
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      87,700      2,211,316
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        153,800      3,621,022
========================================================================
                                                              35,086,657
========================================================================

MEXICO-3.19%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           151,936      2,959,713
------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C (Brewers)      744,000      1,670,071
------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)          74,636      2,613,753
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                  1,638,800      3,856,211
========================================================================
                                                              11,099,748
========================================================================

NETHERLANDS-2.96%

ASM Lithography Holding N.V. (Semiconductor
  Equipment)(a)                                    51,700        899,940
------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                           63,500      1,890,180
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
NETHERLANDS-(CONTINUED)

Koninklijke Ahold N.V. (Food Retail)              151,500   $  4,415,072
------------------------------------------------------------------------
TNT Post Group N.V. (Air Freight &
  Couriers)(a)                                     49,000      1,061,807
------------------------------------------------------------------------
Wolters Kluwer N.V. (Publishing & Printing)        88,300      2,015,783
========================================================================
                                                              10,282,782
========================================================================

PORTUGAL-0.77%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                     342,400      2,671,683
========================================================================

SINGAPORE-0.00%

United Overseas Bank Ltd. (Banks)                       1              7
========================================================================

SOUTH KOREA-3.17%

Kookmin Bank (Banks)(a)                            71,020      2,692,650
------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                 23,500      4,991,625
------------------------------------------------------------------------
SK Telecom Co., Ltd. (Wireless
  Telecommunication Services)                      12,620      2,574,922
------------------------------------------------------------------------
SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                      35,000        756,700
========================================================================
                                                              11,015,897
========================================================================

SPAIN-4.47%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)     159,900      1,982,012
------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                155,700      5,120,621
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      265,800      5,074,751
------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  250,543      3,358,028
========================================================================
                                                              15,535,412
========================================================================

SWEDEN-2.46%

Hennes & Mauritz A.B.-Class B (Apparel
  Retail)(a)                                      109,700      2,278,875
------------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)(a)                         329,200      6,271,437
========================================================================
                                                               8,550,312
========================================================================

SWITZERLAND-2.95%

Addecco S.A. (Employment Services)(a)              34,600      1,883,384
------------------------------------------------------------------------
Nestle S.A.-Class B (Packaged Foods)               23,000      4,910,736
------------------------------------------------------------------------
STMicroelectronics N.V. (Semiconductors)(a)        51,300      1,649,171
------------------------------------------------------------------------
UBS A.G. (Banks)                                   36,200      1,829,650
========================================================================
                                                              10,272,941
========================================================================

TAIWAN-1.39%

Far Eastern Textile Ltd.-GDR (Textiles)            30,677        118,106
------------------------------------------------------------------------
Far Eastern Textile Ltd.-GDR (Textiles)
  (Acquired 11/12/99-11/15/99; Cost
  $230,560)(b)(c)                                  18,426         70,940
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                       271,364      4,659,320
========================================================================
                                                               4,848,366
========================================================================

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                               MARKET
                                                 SHARES        VALUE

THAILAND-0.00%

Siam Commercial Bank Public Co. Ltd.
  (Banks)(a)                                       32,800   $     12,457
========================================================================

U.S.A.-0.21%

JDS Uniphase Corp. (Telecommunications
  Equipment)(a)                                    82,100        716,733
========================================================================

UNITED KINGDOM-16.28%

ARM Holdings PLC (Semiconductors)(a)              160,300        837,895
------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                     591,500      4,598,936
------------------------------------------------------------------------
Capita Group PLC (Employment Services)          1,029,600      7,349,326
------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       115,200      1,999,356
------------------------------------------------------------------------
Next PLC (Department Stores)                      307,600      4,008,397
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        448,700      6,533,072
------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     1,204,200      4,839,150
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          345,400      8,408,528
------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                      611,800      4,204,485
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Smith & Nephew PLC (Health Care Supplies)         695,700   $  4,203,698
------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                      1,068,900      3,875,233
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   1,037,600      2,715,565
------------------------------------------------------------------------
WPP Group PLC (Advertising)                       275,840      3,052,335
========================================================================
                                                              56,625,976
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $315,633,599)                          331,275,373
========================================================================

MONEY MARKET FUNDS-7.50%

STIC Liquid Assets Portfolio(d)                13,037,173     13,037,173
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        13,037,173     13,037,173
========================================================================
    Total Money Market Funds (Cost
      $26,074,346)                                            26,074,346
========================================================================
TOTAL INVESTMENTS-102.72% (Cost $341,707,945)                357,349,719
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.72%)                         (9,448,323)
========================================================================
NET ASSETS-100.00%                                          $347,901,396
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $2,479,078, which represented 0.71% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                       AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $341,707,945)                                 $357,349,719
------------------------------------------------------------
Foreign currencies, at value (cost $330,365)         331,077
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   814,648
------------------------------------------------------------
  Dividends                                          779,234
------------------------------------------------------------
Investment for deferred compensation plan             44,679
------------------------------------------------------------
Other assets                                             186
============================================================
    Total assets                                 359,319,543
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          11,107,327
------------------------------------------------------------
  Deferred compensation plan                          44,679
------------------------------------------------------------
Accrued administrative services fees                 182,652
------------------------------------------------------------
Accrued distribution fees                                 65
------------------------------------------------------------
Accrued transfer agent fees                            1,445
------------------------------------------------------------
Accrued operating expenses                            81,979
============================================================
    Total liabilities                             11,418,147
============================================================
Net assets applicable to shares outstanding     $347,901,396
____________________________________________________________
============================================================

NET ASSETS:

Series I                                        $347,527,876
____________________________________________________________
============================================================
Series II                                       $    373,520
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                          23,302,524
____________________________________________________________
============================================================
Series II                                             25,061
____________________________________________________________
============================================================
Series I:
  Net asset value per share                     $      14.91
____________________________________________________________
============================================================
Series II:
  Net asset value per share                     $      14.90
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $566,919)                                     $  4,583,173
------------------------------------------------------------
Dividends from affiliated money market funds       1,341,174
------------------------------------------------------------
Interest                                              13,768
============================================================
    Total investment income                        5,938,115
============================================================

EXPENSES:

Advisory fees                                      2,869,778
------------------------------------------------------------
Administrative services fees                         801,767
------------------------------------------------------------
Custodian fees                                       325,277
------------------------------------------------------------
Distribution fees--Series II                              65
------------------------------------------------------------
Interest                                               1,717
------------------------------------------------------------
Transfer agent fees                                   24,781
------------------------------------------------------------
Trustees' fees                                         9,986
------------------------------------------------------------
Other                                                 98,558
============================================================
    Total expenses                                 4,131,929
============================================================
Less: Fees waived                                     (1,910)
------------------------------------------------------------
    Expenses paid indirectly                            (778)
============================================================
    Net expenses                                   4,129,241
============================================================
Net investment income                              1,808,874
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (59,780,922)
------------------------------------------------------------
  Foreign currencies                                  46,476
============================================================
                                                 (59,734,446)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (39,135,710)
------------------------------------------------------------
  Foreign currencies                                  (5,653)
============================================================
                                                 (39,141,363)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (98,875,809)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(97,066,935)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                       AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $  1,808,874    $   3,869,728
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (59,734,446)      (5,585,819)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (39,141,363)    (132,037,435)
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (97,066,935)    (133,753,526)
===========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,213,852)      (1,118,337)
-------------------------------------------------------------------------------------------
  Series II                                                           (878)              --
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                      (9,492,226)     (28,627,379)
-------------------------------------------------------------------------------------------
  Series II                                                         (6,863)              --
-------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      17,970,375      146,775,943
-------------------------------------------------------------------------------------------
  Series II                                                        375,523               --
===========================================================================================
    Net increase (decrease) in net assets                      (89,434,856)     (16,723,299)
===========================================================================================

NET ASSETS:

  Beginning of year                                            437,336,252      454,059,551
===========================================================================================
  End of year                                                 $347,901,396    $ 437,336,252
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $411,615,557    $ 393,269,659
-------------------------------------------------------------------------------------------
  Undistributed net investment income                            1,796,978        1,149,800
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (81,133,296)     (11,846,727)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          15,622,157       54,763,520
===========================================================================================
                                                              $347,901,396    $ 437,336,252
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. International Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales

                       AIM V.I. INTERNATIONAL EQUITY FUND
   price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development /event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $53,034 and undistributed net realized gains decreased by $53,034 as a result of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the above reclassifications.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $66,959,872 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------  -----------------
   $ 4,875,195   December 31, 2005
   -------------------------------
       531,811   December 31, 2006
   -------------------------------
     1,051,669   December 31, 2007
   -------------------------------
     1,361,405   December 31, 2008
   -------------------------------
    59,139,792   December 31, 2009
   ===============================
   $66,959,872
   _______________________________
   ===============================

   As of December 31, 2001 the fund has a post-October capital loss deferral of $9,725,258, which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market

                       AIM V.I. INTERNATIONAL EQUITY FUND
fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $1,910.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $801,767 of which AIM retained $81,244 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $3,108 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $65 as compensation under the Plan.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $5,460 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $778 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $778.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                    2001           2000
                                 -----------    -----------
Distributions paid from:
  Ordinary income                $ 1,215,955    $ 4,137,845
-----------------------------------------------------------
  Long-term capital gain           9,497,864     25,607,871
===========================================================
                                 $10,713,819    $29,745,716
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                $  1,849,462
---------------------------------------------------------
Capital loss carryforward                     (66,959,872)
---------------------------------------------------------
Unrealized appreciation                         1,396,249
=========================================================
                                             $(63,714,161)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

                       AIM V.I. INTERNATIONAL EQUITY FUND

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $419,480,816 and $388,747,144, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of investment securities      $31,900,361
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (20,706,754)
===========================================================================
Net unrealized appreciation of investment securities            $11,193,607
___________________________________________________________________________
===========================================================================

Cost of investments for tax purposes is $346,156,112.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                           2001                            2000
                                                              ------------------------------    ---------------------------
                                                                 SHARES           AMOUNT          SHARES          AMOUNT
                                                              ------------    --------------    -----------    ------------
Sold:
  Series I                                                     102,758,144    $1,708,284,020     31,116,291    $774,633,497
---------------------------------------------------------------------------------------------------------------------------
  Series II*                                                        26,232           393,590             --              --
===========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         741,419        10,706,078      1,451,718      29,745,716
---------------------------------------------------------------------------------------------------------------------------
  Series II*                                                           536             7,741             --              --
===========================================================================================================================
Reacquired:
  Series I                                                    (101,934,106)   (1,701,019,723)   (26,334,375)   (657,603,270)
---------------------------------------------------------------------------------------------------------------------------
  Series II*                                                        (1,707)          (25,808)            --              --
===========================================================================================================================
                                                                 1,590,518    $   18,345,898      6,233,634    $146,775,943
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                              2001(a)         2000      1999(a)       1998        1997
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  20.12      $  29.29    $  19.62    $  17.13    $  16.36
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08          0.18        0.08        0.15        0.10
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.83)        (7.88)      10.59        2.50        1.03
========================================================================================================================
    Total from investment operations                             (4.75)        (7.70)      10.67        2.65        1.13
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.05)        (0.06)      (0.19)      (0.16)      (0.08)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.41)        (1.41)      (0.81)         --       (0.28)
========================================================================================================================
    Total distributions                                          (0.46)        (1.47)      (1.00)      (0.16)      (0.36)
========================================================================================================================
Net asset value, end of period                                $  14.91      $  20.12    $  29.29    $  19.62    $  17.13
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 (23.53)%      (26.40)%     55.04%      15.49%       6.94%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $347,528      $437,336    $454,060    $240,314    $211,023
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.05%(c)      1.02%       0.97%       0.91%       0.93%
========================================================================================================================
Ratio of net investment income to average net assets              0.46%(c)      0.83%       0.38%       0.80%       0.68%
========================================================================================================================
Portfolio turnover rate                                            109%           88%         97%         76%         57%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $392,085,240.

                       AIM V.I. INTERNATIONAL EQUITY FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. International Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Equity Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                       AIM V.I. INTERNATIONAL EQUITY FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                       AIM V.I. INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND       INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza        A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046        Suite 100                 Suite 100                  Suite 800
                         Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND      COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner          Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500   & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007   919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                         New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $9,497,864 for the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                       AIM V.I. INTERNATIONAL EQUITY FUND

V.I. INTERNATIONAL EQUITY FUND

For the fiscal year ended December 31, 2001, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.2213 per share (representing a total of $5,163,451). The amount of taxes paid by the fund to such countries for the fiscal year ended December 31, 2001 was $0.0236 per share (representing a total of $551,105). The following table provides a breakdown by country of ordinary dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 2001:

COUNTRY                                                       GROSS INCOME %    FOREIGN TAX PAID %
-------                                                       --------------    ------------------
Australia                                                           1.10%               1.66%
--------------------------------------------------------------------------------------------------
Brazil                                                              3.46%               4.70%
--------------------------------------------------------------------------------------------------
Canada                                                              4.96%               8.78%
--------------------------------------------------------------------------------------------------
Denmark                                                             1.10%               1.95%
--------------------------------------------------------------------------------------------------
Finland                                                             6.51%              11.53%
--------------------------------------------------------------------------------------------------
France                                                             17.89%               4.75%
--------------------------------------------------------------------------------------------------
Germany                                                             3.15%               3.71%
--------------------------------------------------------------------------------------------------
Hong Kong                                                           1.01%               0.00%
--------------------------------------------------------------------------------------------------
India                                                               0.13%               0.00%
--------------------------------------------------------------------------------------------------
Ireland                                                             2.86%               4.99%
--------------------------------------------------------------------------------------------------
Israel                                                              0.53%               1.36%
--------------------------------------------------------------------------------------------------
Italy                                                               4.78%               8.46%
--------------------------------------------------------------------------------------------------
Japan                                                               2.87%               5.09%
--------------------------------------------------------------------------------------------------
Mexico                                                              2.39%               2.17%
--------------------------------------------------------------------------------------------------
The Netherlands                                                     2.82%               4.99%
--------------------------------------------------------------------------------------------------
Singapore                                                           1.85%               5.41%
--------------------------------------------------------------------------------------------------
South Korea                                                         0.42%               0.84%
--------------------------------------------------------------------------------------------------
Spain                                                               1.78%               3.15%
--------------------------------------------------------------------------------------------------
Switzerland                                                         2.05%               3.64%
--------------------------------------------------------------------------------------------------
Taiwan                                                              0.04%               0.11%
--------------------------------------------------------------------------------------------------
United Kingdom                                                     17.68%              22.71%
--------------------------------------------------------------------------------------------------
Various                                                             0.00%               0.00%
==================================================================================================
                                                                   79.38%             100.00%
==================================================================================================
U.S.                                                               20.62%               0.00%
==================================================================================================
TOTAL                                                             100.00%             100.00%
__________________________________________________________________________________________________
==================================================================================================

                       AIM V.I. INTERNATIONAL EQUITY FUND

                 AIM V.I. MID CAP EQUITY FUND - SERIES I SHARES

FUND DEBUTS IN CHALLENGING MARKET ENVIRONMENT

UNSETTLING EVENTS MARKED THE END OF 2001. HOW DID AIM V.I. MID CAP EQUITY FUND PERFORM?
Despite the threat of terrorism, an economy slipping into recession and a volatile stock market, AIM V.I. Mid Cap Equity Fund posted a respectable return. From its inception on September 10, 2001, through December 31, 2001, Series I Shares produced a cumulative total return of 7.37%. Over the same period, the Lipper Mid-Cap Core Fund Index returned 8.87%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The terrorist attacks of September 11 compounded an already difficult situation for stock markets. Even before the attacks, major stock market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused key market indexes to drop. Company after company reported declining earnings as the economy dipped into recession.
    However, stocks shook off the effects of the terrorist attacks and rallied in the fourth quarter of 2001. During that quarter, the Federal Reserve Board (the Fed) approved its ninth, 10th and 11th interest rate cuts of 2001, reducing the key federal funds rate to 1.75%--its lowest level in decades. Additionally, the United States and its allies took military action in Afghanistan and appeared to be winning the war against terrorism.
    Growth stocks, which had underperformed value stocks by a wide margin for more than a year, rallied in the fourth quarter as Fed rate cuts raised the prospects for increased corporate profitability. Mid-cap growth and core stocks significantly outperformed mid-cap value stocks.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
The fund had 76 equity holdings as of December 31, 2001. The portfolio had its most significant exposure to industrial stocks, followed by information technology, consumer-discretionary and health care stocks. The fund's industrial-stock holdings generally performed well. Within this sector, one stock that made a noteworthy contribution to performance was H&R Block, the nation's leading tax return preparer. The fund's consumer-discretionary holdings also had a positive impact on total return. Anticipation that Americans would have more money to spend because of tax cuts and declining energy costs made consumer-discretionary stocks, which include many retailers, restaurants, hotels, media and automobiles, more attractive to investors.
    The portfolio's information-technology holdings, on the other hand, detracted from performance. The fund had a relatively significant cash position, which served as a cushion to market volatility.

FUND AT A GLANCE

AIM V.I. Mid Cap Equity Fund seeks long-term growth of capital by investing primarily in the equity securities of mid-cap companies.

INVESTMENT STYLE: GROWTH-AT-A-REASONABLE PRICE (GARP) (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Seeks to purchase the attractively priced stocks of growth companies that have experienced a catalyst, such as a management change or the introduction of new product, which may cause earnings to rise

o   Under certain conditions, will use cash to manage risk and volatility

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=========================================================================================
TOP 10 HOLDINGS                          TOP INDUSTRIES
-----------------------------------------------------------------------------------------
 1. SPX Corp.                   2.1%      1. Industrial Machinery                    5.6%

 2. Apogent Technologies Inc.   1.8       2. Diversified Commercial Services         5.0

 3. Ceridian Corp.              1.8       3. Electronic Equipment & Instruments      4.1

 4. Convergys Corp.             1.6       4. Data Processing Services                3.1

 5. Odyssey Re Holdings Corp    1.6       5. Health Care Equipment                   2.8

 6. Coors (Adolph) Co.-Class B  1.6       6. Specialty Chemicals                     2.6

 7. Quest Diagnostic Inc.       1.5       7. Semiconductors                          2.4

 8. H&R Block, Inc.             1.5       8. Aerospace & Defense                     2.2

 9. Republic Services, Inc.     1.5       9. Health Care Distributors & Services     2.2

10. Herman Miller, Inc.         1.4      10. Oil & Gas Equipment & Services          2.1

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any  particular security.
=========================================================================================

                 AIM V.I. MID CAP EQUITY FUND - SERIES I SHARES

WHAT WERE SOME STOCKS THAT HELPED THE FUND?

o SPX makes a wide range of products, including motors, valves, power systems, service tools and auto components for industrial customers.
o APOGENT TECHNOLOGIES makes laboratory products, such as water-purification systems, for domestic and foreign markets.
o CERIDIAN is a diversified information-services company, with the bulk of its sales coming from its human resources division, which provides payroll and tax processing, benefits administration and other related services.
o CONVERGYS is a leading telephone services company. Through its various units, it provides technical support, telemarketing and bill-processing services.
o   ODYSSEY RE HOLDINGS is a leading reinsurance company.
o QUEST DIAGNOSTICS provides laboratory analysis, performing more than 100 million tests annually, including cholesterol, HIV and alcohol tests.
o REPUBLIC SERVICES provides waste disposal services for commercial, industrial, municipal and residential customers in 22 states

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?

At the close of 2001, the situation was uncertain for markets. The nation's gross domestic product (GDP) contracted at an annual rate of 1.3% in the third quarter of 2001, its most dramatic decline in 10 years. The nation's unemployment rate jumped from 4.9% to 5.8% between August and December, as companies cut jobs in the wake of the terrorist attacks. These and other factors, combined with continuing concerns about terrorism, caused markets to be volatile.
    There were positive signs, however. Consumer confidence began to rebound toward the end of the year. Holiday sales, while not robust, were better than expected. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and the consumers. Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
    The performance figures, which represent AIM V.I. Mid Cap Equity Fund Series I Shares, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level, and these charges would lower the total return. The performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The investment return and principal value will fluctuate so fund shares, when redeemed, may be worth more or less than their original cost.
    Had fees and expenses not been waived, returns would have been lower. Because the fund is less than a year old, total return is cumulative total return that has not been annualized.
    Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
    The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

FUND NAME TO CHANGE
The AIM V.I. Mid Cap Equity Fund will change its name to AIM V.I. Mid Cap Core Equity Fund effective May 1, 2002. This change will not affect the fund's investment objective.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                              MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-74.14%

AEROSPACE & DEFENSE-2.20%

L-3 Communications Holdings, Inc.(a)                  900   $    81,000
-----------------------------------------------------------------------
Raytheon Co.                                        4,300       139,621
=======================================================================
                                                                220,621
=======================================================================

APPLICATION SOFTWARE-0.49%

Mentor Graphics Corp.(a)                            2,100        49,497
=======================================================================

AUTO PARTS & EQUIPMENT-0.91%

Gentex Corp.(a)                                     3,400        90,882
=======================================================================

BANKS-1.96%

Marshall & Ilsley Corp.                             1,000        63,280
-----------------------------------------------------------------------
Sovereign Bancorp, Inc.                             5,400        66,096
-----------------------------------------------------------------------
TCF Financial Corp.                                 1,400        67,172
=======================================================================
                                                                196,548
=======================================================================

BREWERS-1.60%

Coors (Adolph) Co.-Class B                          3,000       160,200
=======================================================================

BUILDING PRODUCTS-0.97%

Dal-Tile International Inc.(a)                      4,200        97,650
=======================================================================

CONSTRUCTION MATERIALS-0.88%

Martin Marietta Materials, Inc.                     1,900        88,540
=======================================================================

CONSUMER ELECTRONICS-0.94%

Harman International Industries, Inc.               2,100        94,710
=======================================================================

CONSUMER FINANCE-1.02%

Capital One Financial Corp.                         1,900       102,505
=======================================================================

DATA PROCESSING SERVICES-3.07%

Ceridian Corp.(a)                                   9,700       181,875
-----------------------------------------------------------------------
Certegy Inc.(a)                                     3,700       126,614
=======================================================================
                                                                308,489
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.96%

ARAMARK Corp.-Class B(a)                            3,100        83,390
-----------------------------------------------------------------------
Convergys Corp.(a)                                  4,300       161,207
-----------------------------------------------------------------------
H&R Block, Inc.                                     3,300       147,510
-----------------------------------------------------------------------
IMS Health Inc.                                     5,400       105,354
=======================================================================
                                                                497,461
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

DIVERSIFIED FINANCIAL SERVICES-0.92%

Ambac Financial Group, Inc.                         1,600   $    92,576
=======================================================================

ELECTRIC UTILITIES-1.85%

CMS Energy Corp.                                    3,500        84,105
-----------------------------------------------------------------------
Wisconsin Energy Corp.                              4,500       101,520
=======================================================================
                                                                185,625
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.56%

Cooper Industries, Inc.(a)                          2,000        69,840
-----------------------------------------------------------------------
Molex, Inc.-Class A                                 3,200        86,560
=======================================================================
                                                                156,400
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.11%

Amphenol Corp.-Class A(a)                           2,500       120,125
-----------------------------------------------------------------------
Diebold, Inc.                                       2,100        84,924
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)               400        11,680
-----------------------------------------------------------------------
Mettler-Toledo International Inc.
  (Switzerland)(a)                                  1,900        98,515
-----------------------------------------------------------------------
Millipore Corp.                                     1,600        97,120
=======================================================================
                                                                412,364
=======================================================================

ENVIRONMENTAL SERVICES-1.45%

Republic Services, Inc.(a)                          7,300       145,781
=======================================================================

FOOTWEAR-0.78%

NIKE, Inc.-Class B                                  1,400        78,736
=======================================================================

FOREST PRODUCTS-0.91%

Louisiana-Pacific Corp.(a)                         10,800        91,152
=======================================================================

GENERAL MERCHANDISE STORES-0.78%

Family Dollar Stores, Inc.                          2,600        77,948
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.15%

Laboratory Corp. of America Holdings(a)               800        64,680
-----------------------------------------------------------------------
Quest Diagnostics Inc.(a)                           2,100       150,591
=======================================================================
                                                                215,271
=======================================================================

HEALTH CARE EQUIPMENT-2.75%

Apogent Technologies Inc.(a)                        7,100       183,180
-----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                           1,200        93,180
=======================================================================
                                                                276,360
=======================================================================

HOUSEHOLD APPLIANCES-0.93%

Stanley Works                                       2,000        93,140
=======================================================================

                          AIM V.I. MID CAP EQUITY FUND

                                                              MARKET
                                                 SHARES        VALUE

HOUSEHOLD PRODUCTS-2.06%

Clorox Co.                                          2,800   $   110,740
-----------------------------------------------------------------------
Dial Corp. (The)                                    5,600        96,040
=======================================================================
                                                                206,780
=======================================================================

HOUSEWARES & SPECIALTIES-0.96%

Newell Rubbermaid Inc.                              3,500        96,495
=======================================================================

INDUSTRIAL CONGLOMERATES-0.91%

ITT Industries, Inc.                                1,800        90,900
=======================================================================

INDUSTRIAL MACHINERY-5.55%

Dover Corp.                                         3,800       140,866
-----------------------------------------------------------------------
Kennametal Inc.                                     2,600       104,702
-----------------------------------------------------------------------
Parker-Hannifin Corp.                               2,300       105,593
-----------------------------------------------------------------------
SPX Corp.(a)                                        1,500       205,350
=======================================================================
                                                                556,511
=======================================================================

LEISURE PRODUCTS-1.75%

Brunswick Corp.                                     4,100        89,216
-----------------------------------------------------------------------
Mattel, Inc.                                        5,000        86,000
=======================================================================
                                                                175,216
=======================================================================

MANAGED HEALTH CARE-1.29%

First Health Group Corp.(a)                         2,400        59,376
-----------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                     600        70,110
=======================================================================
                                                                129,486
=======================================================================

METAL & GLASS CONTAINERS-0.92%

Pactiv Corp.(a)                                     5,200        92,300
=======================================================================

OFFICE ELECTRONICS-1.33%

Zebra Technologies Corp.-Class A(a)                 2,400       133,224
=======================================================================

OFFICE SERVICES & SUPPLIES-1.44%

Herman Miller, Inc.                                 6,100       144,326
=======================================================================

OIL & GAS DRILLING-1.57%

Cooper Cameron Corp.                                1,700        68,612
-----------------------------------------------------------------------
Noble Drilling Corp.(a)                             2,600        88,504
=======================================================================
                                                                157,116
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.09%

BJ Services Co.(a)                                  3,600       116,820
-----------------------------------------------------------------------
Weatherford International, Inc.(a)                  2,500        93,150
=======================================================================
                                                                209,970
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.56%

Noble Affiliates Inc.                               1,600        56,464
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

OIL & GAS REFINING & MARKETING-0.68%

Valero Energy Corp.                                 1,800   $    68,616
=======================================================================

PERSONAL PRODUCTS-0.93%

Avon Products, Inc.                                 2,000        93,000
=======================================================================

PHARMACEUTICALS-1.23%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                          1,700       104,771
-----------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                       600        18,834
=======================================================================
                                                                123,605
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.83%

MGIC Investment Corp.                               1,500        92,580
-----------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                   1,000        91,360
=======================================================================
                                                                183,940
=======================================================================

REINSURANCE-1.61%

Odyssey Re Holdings, Corp.                          9,100       161,070
=======================================================================

RESTAURANTS-1.74%

Jack in the Box Inc.(a)                             3,000        82,620
-----------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                         2,700        92,475
=======================================================================
                                                                175,095
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.66%

FEI Co.(a)                                          2,100        66,171
=======================================================================

SEMICONDUCTORS-2.38%

Lattice Semiconductor Corp.(a)                      5,400       111,078
-----------------------------------------------------------------------
Microchip Technology Inc.(a)                        3,300       127,842
=======================================================================
                                                                238,920
=======================================================================

SPECIALTY CHEMICALS-2.57%

Cambrex Corp.                                       2,200        95,920
-----------------------------------------------------------------------
OM Group, Inc.                                      1,300        86,047
-----------------------------------------------------------------------
Rohm & Haas Co.                                     2,200        76,186
=======================================================================
                                                                258,153
=======================================================================

SPECIALTY STORES-0.53%

Barnes & Noble, Inc.(a)                             1,800        53,280
=======================================================================

SYSTEMS SOFTWARE-1.59%

BMC Software, Inc.(a)                               5,800        94,946
-----------------------------------------------------------------------
Wind River Systems, Inc.(a)                         3,600        64,476
=======================================================================
                                                                159,422
=======================================================================

                          AIM V.I. MID CAP EQUITY FUND

                                                              MARKET
                                                 SHARES        VALUE

TELECOMMUNICATIONS EQUIPMENT-0.77%

Advanced Fibre Communications, Inc.(a)              4,400   $    77,748
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $6,965,560)                             7,440,264
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
REPURCHASE AGREEMENTS-2.82%(B)

Barclays Capital Inc. (United Kingdom) 1.80%,
  01/02/02 (Cost $283,000)(c)                  $  283,000       283,000
=======================================================================


                                                              MARKET
                                                 SHARES        VALUE

MONEY MARKET FUNDS-22.80%

STIC Liquid Assets Portfolio(d)                 1,144,233   $ 1,144,233
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                         1,144,233     1,144,233
=======================================================================
    Total Money Market Funds (Cost
      $2,288,466)                                             2,288,466
=======================================================================
TOTAL INVESTMENTS-99.76% (Cost $9,537,026)                   10,011,730
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.24%                              24,034
=======================================================================
NET ASSETS-100.00%                                          $10,035,764
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/01 with a maturing value of $261,584,415 collateralized by U.S. Government obligations.
(d) The money market Fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                          AIM V.I. MID CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $9,537,026)   $10,011,730
------------------------------------------------------------
Receivables for:
  Investments sold                                   153,125
------------------------------------------------------------
  Fund shares sold                                   784,810
------------------------------------------------------------
  Dividends and interest                               6,026
------------------------------------------------------------
  Due from advisor                                    22,778
------------------------------------------------------------
Investment for deferred compensation plan              1,093
============================================================
    Total assets                                  10,979,562
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              916,030
------------------------------------------------------------
  Fund shares reacquired                                 795
------------------------------------------------------------
  Deferred compensation plan                           1,093
------------------------------------------------------------
Accrued administrative services fees                   1,958
------------------------------------------------------------
Accrued distribution fees                                235
------------------------------------------------------------
Accrued transfer agent fees                              406
------------------------------------------------------------
Accrued operating expenses                            23,281
============================================================
    Total liabilities                                943,798
============================================================
Net assets applicable to shares outstanding      $10,035,764
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $ 9,499,546
____________________________________________________________
============================================================
Series II                                        $   536,218
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                             886,484
____________________________________________________________
============================================================
Series II                                             50,057
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     10.72
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     10.71
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the period September 10, 2001 (date operations commenced) through December 31, 2001


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $10)  $  7,497
-----------------------------------------------------------
Dividends from affiliated money market funds          5,300
-----------------------------------------------------------
Interest                                              3,177
===========================================================
    Total investment income                          15,974
===========================================================

EXPENSES:

Advisory fees                                         9,869
-----------------------------------------------------------
Administrative services fees                         17,576
-----------------------------------------------------------
Custodian fees                                       14,948
-----------------------------------------------------------
Distribution fees -- Series II                          392
-----------------------------------------------------------
Transfer agent fees                                   1,021
-----------------------------------------------------------
Trustees' fees                                        1,973
-----------------------------------------------------------
Other                                                24,912
===========================================================
    Total expenses                                   70,691
===========================================================
Less: Fees waived & expenses reimbursed             (53,180)
-----------------------------------------------------------
    Expenses paid indirectly                           (110)
===========================================================
    Net expenses                                     17,401
===========================================================
Net investment income (loss)                         (1,427)
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES

Net realized gain from investment securities            990
===========================================================
Change in net unrealized appreciation of
  investment securities                             474,704
===========================================================
Net gain from investment securities                 475,694
===========================================================
Net increase in net assets resulting from
  operations                                       $474,267
___________________________________________________________
===========================================================

See Notes to Financial Statements.

                          AIM V.I. MID CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the period September 10, 2001 (date operations commenced) through December 31, 2001

                                                                   2001
                                                                -----------
OPERATIONS:

  Net investment income (loss)                                  $    (1,427)
---------------------------------------------------------------------------
  Net realized gain from investment securities                          990
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                      474,704
===========================================================================
    Net increase in net assets resulting from operations            474,267
===========================================================================
Distributions to shareholders from net investment income:
  Series I                                                          (11,467)
---------------------------------------------------------------------------
  Series II                                                            (575)
---------------------------------------------------------------------------
Share transactions-net:
  Series I                                                        9,072,944
---------------------------------------------------------------------------
  Series II                                                         500,595
===========================================================================
    Net increase in net assets                                   10,035,764
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period                                                 $10,035,764
___________________________________________________________________________
===========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $ 9,562,045
---------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (1,093)
---------------------------------------------------------------------------
  Undistributed net realized gain from investment securities            108
---------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  474,704
===========================================================================
                                                                $10,035,764
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

                          AIM V.I. MID CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The Fund commenced operations on September 10, 2001.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $12,376, undistributed net realized gains decreased by $882 and shares of beneficial interest decreased by $11,494 as a result of operating expenses disallowed for tax and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to

                          AIM V.I. MID CAP EQUITY FUND

AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to waive advisory fees of Series I and II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from an affiliated money market fund of which the Fund has invested. For the period September 10, 2001 (date operations commenced) through December 31, 2001, AIM waived fees of $9,869 and reimbursed expenses of $43,154.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the period September 10, 2001 (date operations commenced) through December 31, 2001, the Fund paid AIM $17,576 of which AIM retained $15,616 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $592 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributions has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the period September 10, 2001 (date operations commenced) through December 31, 2001, the Series II shares paid AIM Distributors $235 as compensation under the Plan. For the period September 10, 2001 (date operations commenced) through December 31, 2001, AIM waived fees of $157.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  The law firm of Kramer, Levin, Naftalis & Frankel LLP, of which a trustee is a member, is counsel to the Board of Trustees. For the period September 10, 2001 (date operations commenced) through December 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the period September 10, 2001 (date operations commenced) through December 31, 2001, the Fund received reductions in custodian fees of $110 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $110.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period September 10, 2001 (date operations commenced) through December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 was as follows:

                                                  2001
                                                 -------
Distributions paid from ordinary income          $12,042
________________________________________________________
========================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $    152
--------------------------------------------------------
Unrealized appreciation                          473,567
========================================================
                                                $473,719
________________________________________________________
========================================================

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and other deferrals.

                          AIM V.I. MID CAP EQUITY FUND

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period September 10, 2001 (date operations commenced) through December 31, 2001 was $7,760,147 and $795,578, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $540,366
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (65,706)
========================================================================
Net unrealized appreciation of investment securities            $474,660
________________________________________________________________________
========================================================================
Cost of investments for tax purposes is $9,537,070.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the period September 10, 2001 (date operations commenced) through December 31, 2001 were as follows:

                                                                      2001
                                                              ---------------------
                                                              SHARES       AMOUNT
                                                              -------    ----------
Sold:
  Series I                                                    957,217    $9,827,415
-----------------------------------------------------------------------------------
  Series II                                                    50,002       500,020
===================================================================================
Issued as reinvestment of dividends:
  Series I                                                      1,101        11,467
-----------------------------------------------------------------------------------
  Series II                                                        55           575
===================================================================================
Reacquired:
  Series I                                                    (71,833)     (765,938)
===================================================================================
                                                              936,542    $9,573,539
___________________________________________________________________________________
===================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                       SERIES I
                                                              ---------------------------
                                                                     SEPTEMBER 10,
                                                              (DATE OPERATIONS COMMENCED)
                                                                    TO DECEMBER 31,
                                                                         2001
                                                              ---------------------------
Net asset value, beginning of period                                    $10.00
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            0.00
-----------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                  0.74
=========================================================================================
    Total from investment operations                                      0.74
=========================================================================================
Less distributions from net investment income                            (0.02)
=========================================================================================
Net asset value, end of period                                          $10.72
_________________________________________________________________________________________
=========================================================================================
Total return(a)                                                           7.37%
_________________________________________________________________________________________
=========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $9,500
_________________________________________________________________________________________
=========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                        1.27%(b)
-----------------------------------------------------------------------------------------
  Without fee waivers                                                     5.16%(b)
=========================================================================================
Ratio of net investment income (loss) to average net assets              (0.08)%(b)
_________________________________________________________________________________________
=========================================================================================
Portfolio turnover rate                                                     20%
_________________________________________________________________________________________
=========================================================================================

(a) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total return for the period shown.
(b)  Ratios are annualized and based on average daily net assets of $3,890,084.

                          AIM V.I. MID CAP EQUITY FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Mid Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Equity Fund, as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                          AIM V.I. MID CAP EQUITY FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND       TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH         AND/OR                                                                HELD BY TRUSTEE
THE TRUST                     OFFICER
                              SINCE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946       1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and                   Management Group Inc. (financial services holding
President                               company); Chairman and President, A I M Advisors, Inc.
                                        (registered investment advisor); Director and Senior Vice
                                        President, A I M Capital Management, Inc. (registered
                                        investment advisor); Chairman, A I M Distributors, Inc.
                                        (registered broker dealer), A I M Fund Services, Inc.
                                        (registered transfer agent) and Fund Management Company
                                        (registered broker dealer); and Director and Vice
                                        Chairman, AMVESCAP PLC (parent of AIM and a global
                                        investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939         2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                             investment company)

Bruce L. Crockett - 1944       1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                                 consulting company)                                         company); and Captaris, Inc.
                                                                                                    (unified messaging provider)

Albert R. Dowden - 1941        2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                                 company) and DHJ Media, Inc.; Director, Magellan
                                        Insurance Company; Member of Advisory Board of Rotary
                                        Power International (designer, manufacturer, and seller
                                        of rotary power engines); formerly, Director, President
                                        and CEO, Volvo Group North America, Inc.; and director of
                                        various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935     1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Trustee                                 Chairman, President and Chief Operating Officer,
                                        Mercantile-Safe Deposit & Trust Co.; and President,
                                        Mercantile Bankshares Corp.

Jack M. Fields - 1952          1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                                 (government affairs company)

Carl Frischling** - 1937       1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                                 LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942        1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935         2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939          1993     Executive Vice President, Development and Operations,       None
Trustee                                 Hines Interests Limited Partnership (real estate
                                        development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                          AIM V.I. MID CAP EQUITY FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR             DISTRIBUTOR                     AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.           A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                    11 Greenway Plaza              11 Greenway Plaza               8 Penn Center Plaza
Houston, TX 77046            Suite 100                      Suite 100                       Suite 800
                             Houston, TX 77046              Houston, TX 77046               Philadelphia, PA 19103

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES        TRANSFER AGENT                  CUSTODIAN
Foley & Lardner              Kramer, Levin, Naftalis        A I M Fund Services, Inc.       State Street Bank and
3000 K N.W., Suite 500       & Frankel LLP                  P.O. Box 4739                   Trust Company
Washington, D.C. 20007       919 Third Avenue               Houston, TX 77210-4739          225 Franklin Street
                             New York, NY 10022                                             Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 46.93% is eligible for the dividends received deduction for corporations.
                          AIM V.I. MID CAP EQUITY FUND

                  AIM V.I. MONEY MARKET FUND - SERIES I SHARES

LOWER INTEREST RATES WEIGH ON FUND'S YIELD


HOW DID INTEREST RATE TRENDS AFFECT THE FUND'S YIELD?
A weakening economy prompted the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates dramatically during 2001--and that caused the fund's yield to decline as well. Nonetheless, the fund continued to offer investors safety of principal in uncertain economic times. At the close of the fiscal year on December 31, 2001, the weighted average maturity for Series I Shares stood at 36 days, and the seven-day yield of Series I Shares was 1.52%.

HOW DID THIS COMPARE TO THE  PERFORMANCE OF THE STOCK MARKET?
While the fund's yield declined during the year, it should be noted that its total return for 2001 compared quite favorably to most major stock market indexes. A weak economy, deteriorating corporate earnings and the effects of the terrorist attacks of September 11 combined to make it an extraordinarily difficult year for stocks, and major market indexes fell for the second year in a row. This underscores the need for diversification in one's investments and demonstrates how the fund can provide relative safety and stability during economic uncertainty.

WHAT WERE THE MAJOR ECONOMIC TRENDS DURING THE YEAR?
2001 was a year most Americans were glad to see end. Neither aggressive action by the Fed nor tax rebates mailed to 83 million Americans could revive a weakening economy.
    Government figures showed that gross domestic product (GDP)--the value of all goods and services produced in the United States and the broadest measure of economic activity--contracted at an annualized rate of 1.3% in the third quarter of 2001. While the common definition of recession--two consecutive quarters of negative GDP--had not yet been achieved, by late November the National Bureau of Economic Research declared that the nation entered a recession in March.

WHAT DID THE FED DO TO TRY TO STRENGTHEN THE ECONOMY?
In an effort to bolster the economy, the Fed used its powers aggressively in 2001. In 11 separate cuts (the most rate cuts ever in a single calendar year), the Fed slashed short-term interest rates from 6.50% at the start of the year to 1.75% at its close--a rate not seen in 40 years. The Fed cut rates twice (by a combined 100 basis points, or 1.00%) in the month following the terrorist attacks of September 11 when the impact of those attacks on the economy was not fully known.

DO YOU HAVE ANY FINAL  OBSERVATIONS?
As is usually the case in a declining interest rate environment, this year's series of Fed rate cuts caused shorter-term interest rates to decline more significantly than longer-term rates. Since the fund invests in very short-term financial instruments, its yield was fully affected by this year's steady decline in short-term interest rates. While rates (and therefore yields) may be at or near their lows, few believe the Fed is likely to begin raising rates anytime soon; historically, it waits until the unemployment rate begins to decline before doing so.
    As the year ended, there were signs that the economy was improving--or at least stabilizing. Signs of stabilization in the labor market, improving consumer confidence, expanding manufacturing activity--along with continued strength in the housing market, continued low energy prices and an absence of inflation--reinforced the consensus view among economists that a recovery will take hold at some point in 2002. Regardless of where the economy is headed, the fund may continue to represent a sensible component to a well diversified investment portfolio.

--------------------------------------------------------------------------------

The performance figures in this report, which represent AIM V.I. Money Market Fund Series I Shares, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level, and these charges would lower the total return.
    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
    Past performance cannot guarantee comparable future results.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

FUND AT A GLANCE

AIM V.I. Money Market Fund seeks as high a level of current income as possible consistent with preservation of capital and liquidity.
o Invests in high-quality money market instruments including commercial paper, repurchase agreements and U.S. Treasury and U.S. agency securities
o When purchasing securities, fund managers emphasize strategic market sectors and investment themes, while identifying companies with attractive credit fundamentals
o   Managed for safety of principal, liquidity of assets and high current yield

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                            PAR
                                               MATURITY    (000)       VALUE
COMMERCIAL PAPER-41.54%(A)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-16.16%

Atlantis One Funding Corp.
  2.70%                                        03/11/02   $ 1,400   $  1,392,755
--------------------------------------------------------------------------------
  3.40%                                        02/22/02     1,664      1,655,828
--------------------------------------------------------------------------------
Centric Capital Corp.
  2.07%                                        03/28/02     3,555      3,537,421
--------------------------------------------------------------------------------
Fountain Square Commercial Funding
  1.99%                                        03/15/02     1,569      1,562,669
--------------------------------------------------------------------------------
  2.10%                                        08/20/02       640        631,376
--------------------------------------------------------------------------------
Stellar Funding Group, Inc.
  1.80%                                        05/31/02     4,000      3,970,000
--------------------------------------------------------------------------------
  2.08%                                        04/12/02       582        578,604
--------------------------------------------------------------------------------
  2.08%                                        04/18/02       506        502,872
--------------------------------------------------------------------------------
  2.52%                                        06/21/02     1,100      1,086,833
--------------------------------------------------------------------------------
Sweetwater Capital Corp.
  1.81%                                        03/19/02     4,000      3,984,514
--------------------------------------------------------------------------------
  2.35%                                        04/09/02     2,000      1,987,205
================================================================================
                                                                      20,890,077
================================================================================

ASSET-BACKED SECURITIES-FULLY BACKED-6.32%

Kitty Hawk Funding Corp.
  3.43%                                        02/15/02     3,000      2,987,138
--------------------------------------------------------------------------------
Triple-A One Funding Corp.
  2.10%                                        01/10/02     3,752      3,750,030
--------------------------------------------------------------------------------
Tulip Funding Corp.
  2.10%                                        05/15/02     1,446      1,434,697
================================================================================
                                                                       8,171,865
================================================================================

ASSET-BACKED SECURITIES-MULTI PURPOSE-13.69%

Barton Capital Corp.
  2.10%                                        01/07/02     6,000      5,997,900
--------------------------------------------------------------------------------
Charta Corp.
  2.06%                                        01/24/02     1,700      1,697,763
--------------------------------------------------------------------------------
Mont Blanc Capital Corp.
  2.13%                                        01/07/02     6,000      5,997,870
--------------------------------------------------------------------------------
Sheffield Receivables Corp.
  2.60%                                        01/11/02     4,000      3,997,111
================================================================================
                                                                      17,690,644
================================================================================

ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-3.08%

Bills Securitisation Ltd. (Germany)
  3.22%                                        02/11/02     4,000      3,985,331
================================================================================

                                                            PAR
                                               MATURITY    (000)       VALUE

INDUSTRIAL CONGLOMERATES-2.29%

General Electric Capital Corp.
  2.42%                                        06/28/02   $ 3,000   $  2,964,103
================================================================================
  Total Commercial Paper (Cost $53,702,020)                           53,702,020
================================================================================

SHORT-TERM OBLIGATIONS-16.56%

BANKS-1.55%

Bank of America Corp., Sub. Notes,
  8.13%                                        02/01/02     2,000      2,007,307
================================================================================
CONSUMER FINANCE-3.87%

Household Finance Corp., Medium Term Floating
  Rate Notes,(c)
  2.21%                                        03/06/02     5,000      5,004,661
================================================================================
DIVERSIFIED FINANCIAL SERVICES-3.87%

Credit Suisse First Boston Inc.
  (Switzerland), Gtd. Medium Term Floating
  Rate Notes, Daily VRD Series,(b)
  1.98%                                        05/06/02     3,000      3,000,000
--------------------------------------------------------------------------------
  1.98%                                        08/20/02     2,000      2,000,000
================================================================================
                                                                       5,000,000
================================================================================
U.S. GOVERNMENT AGENCIES-7.27%

Overseas Private Investment Corp., Gtd.
  Floating Rate Participation Ctfs.,
  Quarterly VRD Series,(b)
  1.82%                                        12/15/14     7,900      7,900,000
--------------------------------------------------------------------------------
  1.82%                                        05/15/15     1,500      1,500,000
================================================================================
                                                                       9,400,000
================================================================================
  Total Short-Term Obligations (Cost
    $21,411,968)                                                      21,411,968
================================================================================

BANK NOTES-3.09%

La Salle Bank, N.A.
  2.01%                                        05/07/02     4,000      4,000,000
================================================================================
  Total Bank Notes (Cost $4,000,000)                                   4,000,000
================================================================================

CERTIFICATES OF DEPOSIT-3.87%

Barclays Bank PLC (United Kingdom)
  3.66%                                        05/07/02     2,000      2,000,034
--------------------------------------------------------------------------------
First Union National Bank
  2.03%(c)                                     02/06/02     3,000      3,000,000
================================================================================
  Total Certificates of Deposit (Cost
    $5,000,034)                                                        5,000,034
================================================================================

                           AIM V.I. MONEY MARKET FUND

                                                            PAR
                                               MATURITY    (000)       VALUE

MASTER NOTE AGREEMENTS-6.19%(D)

Merrill Lynch Mortgage Capital, Inc.
  2.04%(e)                                     08/19/02   $ 5,000   $  5,000,000
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
  1.95%(f)                                     03/25/02     3,000      3,000,000
================================================================================
  Total Master Note Agreements (Cost
    $8,000,000)                                                        8,000,000
================================================================================
  Total Investments (excluding repurchase
    agreements) (Cost $92,114,022)                                    92,114,022
================================================================================

                                                            PAR
                                               MATURITY    (000)       VALUE

REPURCHASE AGREEMENTS-27.80%(G)

Bank of Nova Scotia (Canada)
  1.80%(h)                                     01/02/02   $ 5,934   $  5,934,149
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)
  1.80%(i)                                     01/02/02    30,000     30,000,000
================================================================================
  Total Repurchase Agreements (Cost
    $35,934,149)                                                      35,934,149
================================================================================
TOTAL INVESTMENTS-99.05% (Cost $128,048,171)                         128,048,171(j)
================================================================================
OTHER ASSETS LESS LIABILITIES-0.95%                                    1,226,412
================================================================================
NET ASSETS-100.00%                                                  $129,274,583
________________________________________________________________________________
================================================================================

Investment Abbreviations:

Ctfs.  - Certificates
Gtd.   - Guaranteed
Sub.   - Subordinated
VRD    - Variable Rate Demand

Notes to Schedule of Investments:

(a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Demand securities; payable upon demand by the fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on 12/31/01.
(c) Interest rates are redetermined periodically. Rate shown is the rate in effect on 12/31/01.
(d) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business day notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/01.
(f) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven business days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/01.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint repurchase agreement entered into 12/31/01 with a maturing value of $1,000,100,000. Collateralized by $1,001,483,454 of U.S. Government
     obligations, 0.00% to 7.27% due 04/15/02 to 09/15/10 with an aggregate market value at 12/31/01 of $1,020,000,629.
(i) Joint repurchase agreement entered into 12/31/01 with a maturing value of $2,000,200,000. Collateralized by $2,029,022,432 of U.S. Government
     obligations, 0.53% to 11.11% due 05/01/02 to 07/01/39 with an aggregate market value at 12/31/01 of $2,040,000,000.
(j)  Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, excluding repurchase agreements
  at value (amortized cost)                     $ 92,114,022
------------------------------------------------------------
Repurchase agreements                             35,934,149
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 1,305,191
------------------------------------------------------------
  Interest                                           187,611
------------------------------------------------------------
Investment for deferred compensation plan             41,466
------------------------------------------------------------
Other assets                                             198
============================================================
    Total assets                                 129,582,637
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             193,161
------------------------------------------------------------
  Deferred compensation plan                          41,466
------------------------------------------------------------
Accrued administrative services fees                  55,054
------------------------------------------------------------
Accrued distribution fees                                 82
------------------------------------------------------------
Accrued operating expenses                            18,291
============================================================
    Total liabilities                                308,054
============================================================
Net assets applicable to shares outstanding     $129,274,583
____________________________________________________________
============================================================

NET ASSETS:

Series I                                        $128,277,255
____________________________________________________________
============================================================
Series II                                       $    997,328
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                         128,276,950
____________________________________________________________
============================================================
Series II                                            997,328
____________________________________________________________
============================================================
Series I:
  Net asset value per share                     $       1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                     $       1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Interest                                          $4,434,887
============================================================

EXPENSES:

Advisory fees                                        443,514
------------------------------------------------------------
Administrative services fees                         220,311
------------------------------------------------------------
Custodian fees                                         3,883
------------------------------------------------------------
Distribution fees -- Series II                            82
------------------------------------------------------------
Transfer agent fees                                    4,171
------------------------------------------------------------
Trustees' fees                                         8,875
------------------------------------------------------------
Other                                                 31,723
============================================================
    Total expenses                                   712,559
============================================================
Net investment income                              3,722,328
============================================================
Net realized gain from investment securities             248
============================================================
Net increase in net assets resulting from
  operations                                      $3,722,576
____________________________________________________________
============================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  3,722,328    $  4,287,916
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                         248              --
==========================================================================================
    Net increase in net assets resulting from operations         3,722,576       4,287,916
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (3,721,914)     (4,287,916)
------------------------------------------------------------------------------------------
  Series II                                                           (414)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      54,413,296     (21,288,458)
------------------------------------------------------------------------------------------
  Series II                                                        997,328              --
==========================================================================================
    Net increase (decrease) in net assets                       55,410,872     (21,288,458)
==========================================================================================

NET ASSETS:

  Beginning of year                                             73,863,711      95,152,169
==========================================================================================
  End of year                                                 $129,274,583    $ 73,863,711
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $129,274,278    $ 73,863,654
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities           305              57
==========================================================================================
                                                              $129,274,583    $ 73,863,711
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.

C. Distributions -- It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $761 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
       $598      December 31, 2003
   -------------------------------
        144      December 31, 2005
   -------------------------------
         19      December 31, 2006
   ===============================
       $761
   _______________________________
   ===============================

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $220,311 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $472 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1

                           AIM V.I. MONEY MARKET FUND

Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $82 as compensation under the Plan.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $4,040 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                       2001          2000
                                    ----------    ----------
Distributions paid from ordinary
  income                            $3,722,328    $4,287,916
============================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $ 49,455
--------------------------------------------------------
Capital loss carryforward                           (761)
--------------------------------------------------------
Unrealized appreciation (depreciation)           (43,470)
========================================================
                                                $  5,224
________________________________________________________
========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of certain expenses and other deferrals.


NOTE 5-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                          2001                             2000
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
                                                              ------------    -------------    ------------    -------------
Sold:
  Series I                                                     155,024,398    $ 155,024,398      97,361,086    $  97,361,086
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                     1,996,952        1,996,952              --               --
============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       3,721,914        3,721,914       4,287,916        4,287,916
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                           414              414              --               --
============================================================================================================================
Reacquired:
  Series I                                                    (104,333,016)    (104,333,016)   (122,937,460)    (122,937,460)
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (1,000,038)      (1,000,038)             --               --
============================================================================================================================
                                                                55,410,624    $  55,410,624     (21,288,458)   $ (21,288,458)
____________________________________________________________________________________________________________________________
============================================================================================================================

* Series II shares commenced sales on December 16, 2001.

NOTE 6-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              --------    -------    -------    -------    -------
Net asset value, beginning of period                          $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.04       0.06       0.05       0.05       0.05
------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                    (0.04)     (0.06)     (0.05)     (0.05)     (0.05)
==================================================================================================================
Net asset value, end of period                                $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                   3.61%      5.83%      4.66%      5.06%      5.14%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $128,277    $73,864    $95,152    $64,090    $58,635
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                           0.64%(b)    0.71%     0.60%      0.58%      0.59%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of net investment income to average net assets              3.36%(b)    5.66%     4.59%      4.94%      5.01%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(b)  Ratios are based on average daily net assets of $110,845,645.

                           AIM V.I. MONEY MARKET FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                           AIM V.I. MONEY MARKET FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                           AIM V.I. MONEY MARKET FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                 11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046         Suite 100                 Suite 100                  Suite 800
                          Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner           Kramer, Levin, Naftalis   A I M Fund Services, Inc.  The Bank of New York
3000 K N.W., Suite 500    & Frankel LLP             P.O. Box 4739              90 Washington Street,
Washington, D.C. 20007    919 Third Avenue          Houston, TX 77210-4739     11th Floor
                          New York, NY 10022                                   New York, NY 10286


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0% is eligible for the dividends received deduction for corporations.
                           AIM V.I. MONEY MARKET FUND

                 AIM V.I. NEW TECHNOLOGY FUND - SERIES I SHARES

DESPITE WEAK ECONOMY, FUND REBOUNDS AS YEAR ENDS

HOW DID THE FUND PERFORM?
Stocks in general--and technology and telecommunications stocks in particular--were weak during much of 2001 due to the slowing economy and deteriorating corporate earnings. This weakness hindered the fund's one-year performance, but renewed confidence that the economy will strengthen in 2002 helped the fund rebound sharply in the fourth quarter.
    For the year ended December 31, 2001, the fund's Series I Shares returned -47.47%. In comparison, the average technology fund, as represented by the Lipper Science and Technology Fund Index, returned -34.72%. Despite being down for the year, the fund performed strongly in both the second and fourth quarters. In the fourth quarter, for instance, the fund's Series I Shares returned 32.08%.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY AND THE STOCK MARKETS?
The economy remained weak even as the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $35 billion in tax rebates to 83 million American taxpayers. In 11 separate rate cuts, the most ever in a calendar year, the Fed cut short-term interest rates from 6.50% to 1.75% (the lowest level in 40 years)--hoping that lower rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded until the fourth quarter of the year. Indeed, U.S. gross domestic product (the broadest measure of economic activity) contracted at an annualized rate of 1.3% in the third quarter of 2001. Unemployment rose from 4.2% in January to 5.8% in December as employers announced nearly 2 million job cuts during the year.
    The terrorist attacks of September 11 exacerbated an already difficult market. But by early November, major market indexes had recouped all of their post-attack losses.

HOW DID YOU MANAGE THE FUND DURING THE YEAR?
We positioned the fund to benefit from the recovery of the economy and the information technology sector--which, we believed, were beginning at the end of the fiscal year. In preparation for their recovery, we positioned the portfolio a bit more aggressively, and we will continue this process whenever we see additional signs of improving earnings.
    The fund's investment discipline has not changed; we continue to seek out companies with strong fundamentals and earnings growth in new and developing areas of technology. Although we traditionally focus on small and mid-size companies, we added some large-cap names to the fund's holdings in recent months for better liquidity. We also increased the number of fund holdings in an effort to provide shareholders with greater diversification within the highly volatile information technology sector.
    At the close of the reporting period, we were focusing on the personal computer, semiconductor, storage technology and biotechnology industries. Why? Because we believe we may be nearing a new upgrade cycle in the PC industry. We've seen in the past that the semiconductor industry is often among the first technology-related industries to recover from economic downturns. We know that a

FUND AT A GLANCE

AIM V.I. New Technology Fund seeks long-term growth of capital by investing primarily in stocks of technology and science companies.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Invests in companies that fund managers believe will benefit from new or innovative products, services or processes

o   Invests without regard to market capitalization

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

===================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------
 1. PeopleSoft, Inc.                    3.1%     1. Semiconductors                            23.8%

 2. IDEC Pharmaceuticals Corp.          2.9      2. Application Software                      11.9

 3. Genesis Microchip Inc.              2.8      3. Internet Software & Services               9.7

 4. Integrated Circuit Systems, Inc.    2.3      4. Biotechnology                              7.6

 5. NVIDIA Corp.                        2.1      5. Systems Software                           6.8

 6. VERITAS Software Corp.              2.1      6. Networking Equipment                       4.6

 7. Kronos, Inc.                        2.1      7. Telecommunications Equipment               4.3

 8. UTStarcom, Inc.                     2.0      8. Health Care Equipment                      4.3

 9. Network Associates, Inc.            1.9      9. Electronic Equipment & Instruments         4.1

10. Microsemi Corp.                     1.8     10. Aerospace & Defense                        2.9

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===================================================================================================

                 AIM V.I. NEW TECHNOLOGY FUND - SERIES I SHARES

staggering amount of new data is generated each business day--and it needs to be stored somewhere. And we see more and more biotechnology companies turning profitable as the number of new drug compounds and processes grows rapidly.

WHAT WERE SOME HOLDINGS THAT DID WELL FOR THE FUND?
At the close of the year, well-performing fund holdings included:

o IDEC Pharmaceuticals develops treatments for cancer and autoimmune diseases. The company's first FDA-approved product is the best-selling Rituxan, which treats non-Hodgkin's lymphoma.
o NVIDIA is a leading manufacturer of high-definition 2-D and 3-D graphics processors for gaming and industrial design applications. Its chips are used by leading personal computer makers.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
As the year ended, there were signs that the economy was improving--or at least stabilizing. Signs of stabilization in the labor market, improving consumer confidence, expanding manufacturing activity--along with continued strength in the housing market, low energy prices and an absence of inflation--reinforced the consensus view among economists that a recovery will take hold at some point in 2002. In the information technology sector, there were indications that orders were growing, inventories were shrinking and corporate earnings were improving.
    Meanwhile, the United States achieved its initial anti-terrorism goals in Afghanistan more quickly and more easily than many had expected, and the government stepped up its homeland security efforts. Despite fourth-quarter gains that were dramatic in some sectors, stocks remained favorably priced and a considerable amount of cash remained in money market accounts--money that could potentially be deployed into stocks.

===============================================================================
RESULTS OF A $10,000 INVESTMENT
10/18/93-12/31/01

================================================================================
(HYPO Chart)

                AIM V.I. NEW TECHNOLOGY FUND SERIES I SHARES    S&P 500
10/93                             $10,008                       $10,000
12/93                              10,891                        10,024
12/94                              11,669                        10,156
12/95                              14,427                        13,968
12/96                              17,216                        17,173
12/97                              19,723                        22,900
12/98                              24,086                        29,449
12/99                              49,736                        35,643
12/00                              31,690                        32,399
12/01                              16,653                        28,552

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01
================================================================================
SERIES I SHARES
 Inception (10/18/93)             6.41%
  5 Years                        -0.67
  1 Year                        -47.47

The performance figures shown here, which represent AIM V.I. New Technology Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would reduce the total return. AIM V.I. New Technology Fund Series I Shares' performance figures are historical and reflect fund expenses, reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
    Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
    The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. It includes stocks of companies in many sectors of the economy. The fund, in contrast, invests primarily in stocks of technology-related and science-related companies.
    Data for the index is for the period 10/31/93-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                            MARKET
                                                SHARES       VALUE
DOMESTIC COMMON STOCKS-85.86%

AEROSPACE & DEFENSE-2.93%

Alliant Techsystems Inc.(a)                       3,200   $   247,040
---------------------------------------------------------------------
Engineered Support Systems, Inc.                 10,300       352,363
---------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              4,600       414,000
=====================================================================
                                                            1,013,403
=====================================================================

APPLICATION SOFTWARE-11.92%

Activision, Inc.(a)                              11,150       290,011
---------------------------------------------------------------------
BEA Systems, Inc.(a)                             10,100       155,641
---------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                  18,600       407,712
---------------------------------------------------------------------
Cerner Corp.(a)                                   4,400       219,692
---------------------------------------------------------------------
Fair, Issac and Co., Inc.                         2,900       182,758
---------------------------------------------------------------------
Intuit Inc.(a)                                   11,300       483,188
---------------------------------------------------------------------
Kronos, Inc.(a)                                  14,650       708,767
---------------------------------------------------------------------
National Instruments Corp.(a)                     2,800       104,888
---------------------------------------------------------------------
Numerical Technologies, Inc.(a)                  11,100       390,720
---------------------------------------------------------------------
PeopleSoft, Inc.(a)                              26,400     1,061,280
---------------------------------------------------------------------
SERENA Software, Inc.(a)                          5,600       121,744
=====================================================================
                                                            4,126,401
=====================================================================

BIOTECHNOLOGY-7.57%

Cephalon, Inc.(a)                                 5,200       393,042
---------------------------------------------------------------------
Genzyme Corp.(a)                                  3,000       179,580
---------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          4,900       322,028
---------------------------------------------------------------------
Harvard Bioscience, Inc.(a)                      20,700       205,758
---------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    14,400       992,592
---------------------------------------------------------------------
Invitrogen Corp.(a)                               5,500       340,615
---------------------------------------------------------------------
OraSure Technologies, Inc.(a)                     7,800        94,770
---------------------------------------------------------------------
Tanox, Inc.(a)                                    5,000        92,513
=====================================================================
                                                            2,620,898
=====================================================================

COMPUTER & ELECTRONICS RETAIL-1.20%

CDW Computer Centers, Inc.(a)                     7,700       413,567
=====================================================================

COMPUTER HARDWARE-1.04%

Dell Computer Corp.(a)                           13,300       361,494
=====================================================================

COMPUTER STORAGE & PERIPHERALS-1.39%

Network Appliance, Inc.(a)                        9,700       212,139
---------------------------------------------------------------------
Storage Technology Corp.(a)                       8,200       169,494
---------------------------------------------------------------------
Western Digital Corp.(a)                         16,100       100,947
=====================================================================
                                                              482,580
=====================================================================

DATA PROCESSING SERVICES-1.66%

Concord EFS, Inc.(a)                             17,500       573,650
=====================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.17%

Itron, Inc.(a)                                   12,400       375,720
---------------------------------------------------------------------

                                                            MARKET
                                                SHARES       VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS-(CONTINUED)

OSI Systems, Inc.(a)                              8,400   $   153,216
---------------------------------------------------------------------
Sanmina-SCI Corp.(a)                             11,200       222,880
=====================================================================
                                                              751,816
=====================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.49%

Accredo Health, Inc.(a)                           8,500       337,450
---------------------------------------------------------------------
IMPATH Inc.(a)                                    4,000       178,040
=====================================================================
                                                              515,490
=====================================================================

HEALTH CARE EQUIPMENT-4.26%

Bruker Daltonics, Inc.(a)                        11,400       186,390
---------------------------------------------------------------------
Cholestech Corp.(a)                               4,200        83,202
---------------------------------------------------------------------
Closure Medical Corp.(a)                          5,200       121,472
---------------------------------------------------------------------
Cytyc Corp.(a)                                   13,600       354,960
---------------------------------------------------------------------
Endocare, Inc.(a)                                21,000       376,530
---------------------------------------------------------------------
Integra LifeSciences Holdings(a)                  2,600        68,484
---------------------------------------------------------------------
Respironics, Inc.(a)                              5,100       176,664
---------------------------------------------------------------------
Urologix, Inc.(a)                                 5,400       108,270
=====================================================================
                                                            1,475,972
=====================================================================

HEALTH CARE SUPPLIES-0.54%

ICU Medical, Inc.(a)                              4,200       186,900
=====================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.34%

Intrado Inc.(a)                                  17,300       463,640
=====================================================================

INTERNET RETAIL-1.04%

eBay Inc.(a)                                      5,400       361,260
=====================================================================

INTERNET SOFTWARE & SERVICES-8.58%

Internet Security Systems, Inc.(a)               10,400       333,424
---------------------------------------------------------------------
McAfee.com Corp.(a)                              10,400       352,664
---------------------------------------------------------------------
PEC Solutions, Inc.(a)                            5,700       214,377
---------------------------------------------------------------------
Retek Inc.(a)                                    11,000       328,570
---------------------------------------------------------------------
SonicWALL, Inc.(a)                               29,200       567,648
---------------------------------------------------------------------
VeriSign, Inc.(a)                                14,400       547,776
---------------------------------------------------------------------
WebEx Communications, Inc.(a)                    14,000       347,900
---------------------------------------------------------------------
Websense, Inc.(a)                                 8,700       279,009
=====================================================================
                                                            2,971,368
=====================================================================

IT CONSULTING & SERVICES-1.04%

Affiliated Computer Services, Inc.-Class A(a)     3,400       360,842
=====================================================================

NETWORKING EQUIPMENT-4.61%

Cisco Systems, Inc.(a)                           13,500       244,485
---------------------------------------------------------------------
Emulex Corp.(a)                                  15,900       628,209
---------------------------------------------------------------------
McDATA Corp.-Class A(a)                          21,400       524,300
---------------------------------------------------------------------

                          AIM V.I. NEW TECHNOLOGY FUND

                                                            MARKET
                                                SHARES       VALUE
NETWORKING EQUIPMENT-(CONTINUED)

NetScreen Technologies, Inc.(a)                   9,000   $   199,170
=====================================================================
                                                            1,596,164
=====================================================================

PHARMACEUTICALS-0.61%

PRAECIS Pharmaceutical Inc.(a)                   36,000       209,520
=====================================================================

SEMICONDUCTOR EQUIPMENT-1.43%

KLA-Tencor Corp.(a)                               3,300       163,548
---------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)               5,500        94,325
---------------------------------------------------------------------
Novellus Systems, Inc.(a)                         6,000       236,700
=====================================================================
                                                              494,573
=====================================================================

SEMICONDUCTORS-18.21%

Alpha Industries, Inc.(a)                        15,900       346,620
---------------------------------------------------------------------
Analog Devices, Inc.(a)                          13,400       594,826
---------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         5,600       229,488
---------------------------------------------------------------------
Elantec Semiconductor, Inc.(a)                   13,500       518,400
---------------------------------------------------------------------
ESS Technology, Inc.(a)                          16,500       350,790
---------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)              34,800       786,132
---------------------------------------------------------------------
Intersil Corp.-Class A(a)                         8,100       261,225
---------------------------------------------------------------------
Microchip Technology Inc.(a)                     13,000       503,620
---------------------------------------------------------------------
Microsemi Corp.(a)                               21,200       629,640
---------------------------------------------------------------------
NVIDIA Corp.(a)                                  10,800       722,520
---------------------------------------------------------------------
QLogic Corp.(a)                                   6,500       289,315
---------------------------------------------------------------------
RF Micro Devices, Inc.(a)                        24,900       478,827
---------------------------------------------------------------------
Semtech Corp.(a)                                 16,600       592,454
=====================================================================
                                                            6,303,857
=====================================================================

SPECIALTY STORES-0.59%

Blockbuster Inc.-Class A                          8,100       204,120
=====================================================================

SYSTEMS SOFTWARE-6.83%

Borland Software Corp.(a)                        16,700       261,522
---------------------------------------------------------------------
Microsoft Corp.(a)                                5,500       364,485
---------------------------------------------------------------------
Network Associates, Inc.(a)                      25,400       656,590
---------------------------------------------------------------------
Symantec Corp.(a)                                 5,400       358,182
---------------------------------------------------------------------
VERITAS Software Corp.(a)                        16,100       721,602
=====================================================================
                                                            2,362,381
=====================================================================

TELECOMMUNICATIONS EQUIPMENT-4.32%

Polycom, Inc.(a)                                 13,400       460,960
---------------------------------------------------------------------
QUALCOMM Inc.(a)                                  6,900       348,450
---------------------------------------------------------------------

                                                            MARKET
                                                SHARES       VALUE
TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

UTStarcom, Inc.(a)                               24,000   $   684,000
=====================================================================
                                                            1,493,410
=====================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.09%

Metro One Telecommunications, Inc.(a)            12,450       376,613
=====================================================================
    Total Domestic Common Stocks (Cost
      $26,378,466)                                         29,719,919
=====================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-9.66%

BERMUDA-1.19%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                            11,500       411,930
=====================================================================

CANADA-5.75%

Biovail Corp. (Pharmaceuticals)(a)                6,500       365,625
---------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 8,700       351,393
---------------------------------------------------------------------
Genesis Microchip Inc. (Semiconductors)(a)       14,600       965,352
---------------------------------------------------------------------
Optimal Robotics Corp.-Class A (Electronic
  Equipment & Instruments)(a)                     8,700       308,415
=====================================================================
                                                            1,990,785
=====================================================================

CHINA-0.48%

AsiaInfo Holdings, Inc. (Internet Software &
  Services)(a)                                    9,400       163,748
=====================================================================

ISRAEL-0.59%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)               5,100       203,439
=====================================================================

TAIWAN-1.65%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                      33,300       571,761
=====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $2,466,143)                           3,341,663
=====================================================================

MONEY MARKET FUNDS-2.54%

STIC Liquid Assets Portfolio(b)                 440,197       440,197
---------------------------------------------------------------------
STIC Prime Portfolio(b)                         440,197       440,197
=====================================================================
    Total Money Market Funds (Cost $880,394)                  880,394
=====================================================================
TOTAL INVESTMENTS--98.06% (Cost $29,725,003)               33,941,976
=====================================================================
OTHER ASSETS LESS LIABILITIES--1.94%                          672,143
=====================================================================
NET ASSETS-100.00%                                        $34,614,119
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                          AIM V.I. NEW TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $29,725,003)  $33,941,976
------------------------------------------------------------
Foreign currencies, at value (cost $192)                 192
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,157,304
------------------------------------------------------------
  Fund shares sold                                     9,273
------------------------------------------------------------
  Dividends                                            2,266
------------------------------------------------------------
Investment for deferred compensation plan             14,378
============================================================
    Total assets                                  35,125,389
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              364,337
------------------------------------------------------------
  Fund shares reacquired                              83,499
------------------------------------------------------------
  Deferred compensation plan                          14,378
------------------------------------------------------------
Accrued administrative services fees                  18,406
------------------------------------------------------------
Accrued transfer agent fees                              870
------------------------------------------------------------
Accrued operating expenses                            29,780
============================================================
    Total liabilities                                511,270
============================================================
Net assets applicable to shares outstanding      $34,614,119
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

  Series I                                         8,217,770
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      4.21
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,612)                                       $      1,640
------------------------------------------------------------
Dividends from affiliated money market funds          89,542
------------------------------------------------------------
Interest                                                 372
============================================================
    Total investment income                           91,554
============================================================

EXPENSES:

Advisory fees                                        408,471
------------------------------------------------------------
Administrative services fees                         121,817
------------------------------------------------------------
Custodian fees                                        34,729
------------------------------------------------------------
Transfer agent fees                                    4,978
------------------------------------------------------------
Trustees' fees                                         8,091
------------------------------------------------------------
Other                                                 30,312
============================================================
    Total expenses                                   608,398
============================================================
Less: Fees waived                                    (51,975)
------------------------------------------------------------
    Expenses paid indirectly                              (9)
============================================================
    Net expenses                                     556,414
============================================================
Net investment income (loss)                        (464,860)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (36,553,000)
------------------------------------------------------------
  Foreign currencies                                 (11,431)
============================================================
                                                 (36,564,431)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,697,131
------------------------------------------------------------
  Foreign currencies                                     716
============================================================
                                                   3,697,847
------------------------------------------------------------
Net gain (loss) from investment securities and
  foreign currencies                             (32,866,584)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $(33,331,444)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                          AIM V.I. NEW TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (464,860)   $    758,823
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (36,564,431)     11,304,263
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 3,697,847     (52,362,547)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (33,331,444)    (40,299,461)
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                        (758,754)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                     (19,031,270)    (11,671,573)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      18,425,518      12,853,339
==========================================================================================
    Net increase (decrease) in net assets                      (34,695,950)    (39,117,695)
==========================================================================================

NET ASSETS:

  Beginning of year                                             69,310,069     108,427,764
==========================================================================================
  End of year                                                 $ 34,614,119    $ 69,310,069
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 74,892,563    $ 56,936,139
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (14,772)        751,243
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (44,480,645)     11,103,561
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           4,216,973         519,126
==========================================================================================
                                                              $ 34,614,119    $ 69,310,069
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

                          AIM V.I. NEW TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. New Technology Fund (the "Fund"), formerly AIM V.I. Telecommunications and Technology Fund, is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income (loss) was increased by $457,599, undistributed net realized gains increased by $11,495 and shares of beneficial interest decreased by $469,094 as a result of foreign currency reclassifications, net operating loss reclassifications, and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $43,238,949 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized in the year 2009. As of December 31, 2001 the fund has a post-October capital loss deferral of $29,591 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are

                          AIM V.I. NEW TECHNOLOGY FUND
   translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $51,975.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $121,817 of which AIM retained $50,000 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $744 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%.
  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,094 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in custodian fees of $9 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $9.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $114,352,600 and $114,144,236, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                       $ 5,401,338
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (2,396,469)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 3,004,869
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $30,937,107.

                          AIM V.I. NEW TECHNOLOGY FUND

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                    2001           2000
                                ------------    -----------
Distributions paid from:
  Ordinary income               $   758,754     $ 5,906,297
-----------------------------------------------------------
  Long-term capital gain         19,031,270       5,765,276
===========================================================
                                $19,790,024     $11,671,573
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

  Capital loss carryforward                   (43,238,949)
---------------------------------------------------------
  Unrealized appreciation                       2,960,505
=========================================================
                                             $(40,278,444)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Series I                                                       871,432    $  9,872,754     1,092,078    $ 34,096,743
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     4,734,455      19,790,024       433,888      11,671,573
======================================================================================================================
Reacquired:
  Series I                                                    (1,127,829)    (11,237,260)   (1,076,274)    (32,914,977)
======================================================================================================================
                                                               4,478,058    $ 18,425,518       449,692    $ 12,853,339
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2001         2000        1999       1998       1997
                                                              -------      -------    --------    -------    -------
Net asset value, beginning of period                          $ 18.53      $ 32.96    $  20.66    $ 18.40    $ 18.14
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.05)        0.20       (0.14)     (0.01)     (0.02)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (8.79)      (11.05)      18.46       3.99       2.59
====================================================================================================================
    Total from investment operations                            (8.84)      (10.85)      18.32       3.98       2.57
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.21)          --          --         --         --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (5.27)       (3.58)      (6.02)     (1.72)     (2.31)
====================================================================================================================
    Total distributions                                         (5.48)       (3.58)      (6.02)     (1.72)     (2.31)
====================================================================================================================
Net asset value, end of period                                $  4.21      $ 18.53    $  32.96    $ 20.66    $ 18.40
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                (47.47)%     (36.29)%    106.52%     22.11%     14.56%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,614      $69,310    $108,428    $69,459    $68,186
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.36%(b)     1.31%       1.27%      1.17%      1.11%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.49%(b)     1.31%       1.27%      1.18%      1.16%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.14)%(b)    0.74%      (0.62)%    (0.04)%    (0.10)%
====================================================================================================================
Ratio of interest expense to average net assets                    --           --        0.01%      0.01%        --
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           289%         131%        124%        73%        91%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(b)  Ratios are based on average daily net assets of $40,847,069.

                          AIM V.I. NEW TECHNOLOGY FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. New Technology Fund, formerly AIM V.I. Telecommunications and Technology Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. New Technology Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                          AIM V.I. NEW TECHNOLOGY FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                          AIM V.I. NEW TECHNOLOGY FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; and Director and President,
                                    Fund Management Company; and Vice President, A I M
                                    Advisors, Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND       INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza        A I M Advisors, Inc.      A I M Distributors, Inc.   Tait, Weller & Baker
Suite 100                11 Greenway Plaza         11 Greenway Plaza          8 Penn Center Plaza
Houston, TX 77046        Suite 100                 Suite 100                  Suite 800
                         Houston, TX 77046         Houston, TX 77046          Philadelphia, PA 19103

COUNSEL TO THE FUND      COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Foley & Lardner          Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
3000 K N.W., Suite 500   & Frankel LLP             P.O. Box 4739              Trust Company
Washington, D.C. 20007   919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
                         New York, NY 10022                                   Boston, MA 02110

REQUESTED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 5.68% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $19,031,270 for the Fund's tax year ended December 31, 2001, which will be taxed as long term.

                          AIM V.I. NEW TECHNOLOGY FUND

                     AIM V.I. VALUE FUND - SERIES I SHARES

TOUGH YEAR FOR STOCKS ENDS WITH AN UPTURN

HOW DID THE FUND PERFORM?
AIM V.I. Value Fund, along with much of the universe of large cap investments, experienced a down year in 2001. The sharp decline of 2001, combined with an even sharper decline in 2000, have created a once-in-a-generation decline for the stock market. Series I Shares returned -12.56% for the year 2001. Significantly, indexes of large-cap investments generally performed similarly to AIM V.I. Value Fund. The Lipper Large Cap Core Equity Fund Index showed results of -12.83%, and the S&P 500 Index returned -11.88%.
    Then late in the year, stocks began to regain momentum as optimism about economic growth built. For the fourth quarter of 2001, AIM V.I. Value Fund gained 10.14%.

WHAT WERE MARKET CONDITIONS DURING 2001?
Stock markets struggled early in the year through a continuation of the worst downturn since 1973-74. Market declines were driven by weakness in the United States economy, which officially entered a recession in March 2001. But the worst was yet to come as terrorists brought down the World Trade Center towers on September 11. U.S. stock markets closed for the remainder of the week following the attacks. When they reopened, stocks suffered one of the sharpest declines on record. Prices stabilized and began to move higher before year-end as optimism grew for a resumption of economic growth in 2002.
    Against the backdrop of a slowing economy, the Federal Reserve Board lowered short-term interest rates 11 times during the year. These interest rate reductions began early in 2001 and continued throughout the year. At year-end, the overnight fed funds rate was 1.75%, the lowest in 40 years.

HOW DID 2001 TREAT MANAGERS USING YOUR STYLE?
In just the last three years, we have seen the most dramatic variations ever witnessed for different styles of fund management. In 1999, growth managers outperformed value managers by the largest margin in history. In 2001 this completely reversed, and the year was the best ever for value managers relative to growth managers.
    For managers of growth-at-a-reasonable price mutual funds - like the AIM V.I. Value Fund - 2001 was a trying year. Managers of the fund use both growth and value disciplines to select securities, and seek to succeed in any market environment. Large-capitalization stocks did lag in comparison with smaller stocks during the year, making the task more difficult for managers.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to emphasize long-term capital growth by investing in stocks of undervalued companies with the potential for growth. We seek companies with good valuations and positive fundamental momentum. Throughout 2001, we were able to find companies that met the fund's criteria. It was a volatile year, as markets vacillated in their reactions to the nation's economic currents. We maintained an even-handed approach throughout the

FUND AT A GLANCE

AIM V.I. Value Fund is for shareholders who seek long-term growth of capital by investing in stocks of companies that are undervalued relative to the stock market as a whole.

o   Follows AIM's GARP (growth at a reasonable price) investment discipline

o   Emphasizes long-term growth by investing in large companies

o   Seeks investments with good valuations and positive fundamental momentum

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

====================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
 1. First Data Corp.                           4.3%      1. Diversified Financial Services     12.2%

 2. Cox Communications, Inc. - Class A         3.8       2. Pharmaceuticals                     8.4

 3. American International Group, Inc.         3.7       3. Broadcasting & Cable TV             6.1

 4. Target Corp.                               3.6       4. Data Processing Services            5.8

 5. General Electric Co.                       3.3       5. Industrial Conglomerates            5.6

 6. Citigroup Inc.                             3.2       6. Integrated Oil & Gas                5.5

 7. Omnicom Group Inc.                         3.0       7. Multi-Line Insurance                4.5

 8. Pfizer Inc.                                2.9       8. General Merchandise Stores          3.6

 9. Microsoft Corp.                            2.7       9. Systems Software                    3.3

10. UnitedHealth Group Inc.                    2.6      10. Managed Health Care                 3.1

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
====================================================================================================

                     AIM V.I. VALUE FUND - SERIES I SHARES

year, and attempted to take advantage of opportunities created by the high volatility.
    As we exited 2001, it appeared that economic growth may be poised to resume. Lower interest rates, a boom in mortgage refinancing, and lower energy costs are expected to contribute to economic growth during 2002. We have been watching for emerging signs of earnings growth that would be driven by a rebounding economy.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?
FIRST DATA - First Data began the year at below the market's price-to-earnings multiple. The firm is the U.S.'s largest processor of credit card transactions, providing reporting and billing services to financial institutions, oil companies and retailers.
UNITEDHEALTH GROUP - UnitedHealth Group earnings estimates rose every quarter during 2001. It is an above average grower selling at below the market's price-to-earnings multiple. UnitedHealth Group is a national leader in forming and operating markets for the exchange of health and well-being services. FANNIE MAE - Fannie Mae has shown double-digit earnings growth in every year since 1987. This exceptionally consistent growth was available throughout 2001 at significantly below the market's price-to-earnings multiple. Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage backed securities to facilitate housing ownership for low to middle income Americans.

WHAT WERE CONDITIONS AT THE CLOSE OF THE FISCAL YEAR?
Optimism about a resumption of economic growth was beginning to influence markets, and positive economic news was again appearing.
    The Gross Domestic Product's contraction in the third quarter at an annual rate of 1.3% (the worst in 10 years), plus a jump in unemployment seemed to mark the low point of the economic recession.
    For example, the Institute for Supply Management reported the manufacturing sector expanded dramatically in December. The ISM Index rose nearly four points in December after 17 consecutive months of contraction. U.S. consumer confidence rose to 93.7 points, up from 84.9 points in November. U.S. new home sales were up 6.4% in November. Sales of resale homes also increased.

===============================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/01

================================================================================================================
(HYPO Chart)

                AIM V.I. VALUE FUND SERIES I SHARES    S&P 500 INDEX     LIPPER LARGE CAP CORE EQUITY FUND INDEX
5/93                           10,000                      10,000                         10,000
12/93                          11,482                      10,891                         10,806
12/94                          11,945                      10,774                         10,948
12/95                          16,277                      14,195                         15,058
12/96                          18,721                      17,011                         18,513
12/97                          23,156                      21,983                         24,687
12/98                          30,661                      27,904                         31,747
12/99                          39,834                      33,303                         38,425
12/00                          34,002                      30,849                         34,927
12/01                          29,721                      26,890                         30,779

Past performance cannot guarantee comparable future results.
================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
SERIES I
 Inception (5/5/93)              13.41%
  5 years                         9.69
  1 year                        -12.56

    The performance figures shown here, which represent AIM V.I. Value Fund Series I Shares, are not intended to reflect actual annuity values. They do not reflect charges at the separate-account level, and these charges would lower the total return. The fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so fund shares (when redeemed) may be worth more or less than their original cost.
    The unmanaged Lipper Large Cap Core Equity Fund Index represents an average of the performance of the 30 biggest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    The unmanaged Standard & Poor's Composite Index of 500 (S&P 500) Stocks is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
    Data for the indexes is for the period 4/30/93-12/31/01.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

FUND NAME TO CHANGE
The AIM V. I. Value Fund will change its name to AIM V.I. Premier Equity Fund effective May 1, 2002. This change will have no effect on the fund's investment objective.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-94.03%

ADVERTISING-3.04%

Omnicom Group Inc.                                870,000   $   77,734,500
==========================================================================

APPLICATION SOFTWARE-1.40%

Amdocs Ltd. (United Kingdom)(a)                   574,100       19,502,177
--------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               408,500       16,421,700
==========================================================================
                                                                35,923,877
==========================================================================

BANKS-1.57%

Bank of New York Co., Inc. (The)                  984,100       40,151,280
==========================================================================

BROADCASTING & CABLE TV-6.11%

Comcast Corp.-Class A(a)                        1,640,300       59,050,800
--------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)             2,323,700       97,386,267
==========================================================================
                                                               156,437,067
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.44%

Best Buy Co., Inc.(a)                             494,200       36,808,016
==========================================================================

COMPUTER HARDWARE-2.10%

International Business Machines Corp.             444,200       53,730,432
==========================================================================

CONSUMER FINANCE-0.26%

Household International, Inc.                     115,000        6,663,100
==========================================================================

DATA PROCESSING SERVICES-5.77%

Automatic Data Processing, Inc.                   642,400       37,837,360
--------------------------------------------------------------------------
First Data Corp.                                1,401,100      109,916,295
==========================================================================
                                                               147,753,655
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-12.15%

American Express Co.                              375,000       13,383,750
--------------------------------------------------------------------------
Citigroup Inc.                                  1,606,100       81,075,928
--------------------------------------------------------------------------
Fannie Mae                                        609,700       48,471,150
--------------------------------------------------------------------------
Freddie Mac                                       991,000       64,811,400
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         1,366,900       49,686,815
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  956,800       53,523,392
==========================================================================
                                                               310,952,435
==========================================================================

DRUG RETAIL-1.26%

Walgreen Co.                                      956,800       32,205,888
==========================================================================

ELECTRIC UTILITIES-1.33%

Duke Energy Corp.                                 644,400       25,299,144
--------------------------------------------------------------------------
Mirant Corp.(a)                                   546,800        8,759,736
==========================================================================
                                                                34,058,880
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.82%

Celestica Inc. (Canada)(a)                      1,150,400       46,464,656
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

ENVIRONMENTAL SERVICES-0.55%

Waste Management, Inc.                            444,200   $   14,174,422
==========================================================================

FOOD RETAIL-2.33%

Kroger Co. (The)(a)                             1,011,500       21,110,005
--------------------------------------------------------------------------
Safeway Inc.(a)                                   922,600       38,518,550
==========================================================================
                                                                59,628,555
==========================================================================

FOOTWEAR-0.63%

NIKE, Inc.-Class B                                285,000       16,028,400
==========================================================================

GENERAL MERCHANDISE STORES-3.60%

Target Corp.                                    2,241,200       92,001,260
==========================================================================

HEALTH CARE EQUIPMENT-1.58%

Baxter International Inc.                         751,800       40,319,034
==========================================================================

HEALTH CARE FACILITIES-1.94%

HCA Inc.                                        1,285,900       49,558,586
==========================================================================

HOUSEHOLD PRODUCTS-0.96%

Kimberly-Clark Corp.                              410,100       24,523,980
==========================================================================

INDUSTRIAL CONGLOMERATES-5.60%

General Electric Co.                            2,118,700       84,917,496
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 993,000       58,487,700
==========================================================================
                                                               143,405,196
==========================================================================

INTEGRATED OIL & GAS-5.48%

BP Amoco PLC-ADR (United Kingdom)               1,230,200       57,216,602
--------------------------------------------------------------------------
ChevronTexaco Corp.                               372,500       33,379,725
--------------------------------------------------------------------------
Exxon Mobil Corp.                               1,264,400       49,690,920
==========================================================================
                                                               140,287,247
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.68%

AT&T Corp.                                        697,000       12,643,580
--------------------------------------------------------------------------
Qwest Communications International Inc.           330,000        4,662,900
==========================================================================
                                                                17,306,480
==========================================================================

INTERNET SOFTWARE & SERVICES-0.39%

Check Point Software Technology Ltd.
  (Israel)(a)                                     249,200        9,940,588
==========================================================================

MANAGED HEALTH CARE-3.10%

CIGNA Corp.                                       150,000       13,897,500
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           922,600       65,292,402
==========================================================================
                                                                79,189,902
==========================================================================

MOVIES & ENTERTAINMENT-2.27%

AOL Time Warner Inc.(a)                         1,811,100       58,136,310
==========================================================================

                              AIM V.I. VALUE FUND

                                                                MARKET
                                                 SHARES         VALUE

MULTI-LINE INSURANCE-4.50%

American International Group, Inc.              1,196,000   $   94,962,400
--------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     319,400       20,067,902
==========================================================================
                                                               115,030,302
==========================================================================

MULTI-UTILITIES-1.48%

Dynegy Inc.-Class A                               443,900       11,319,450
--------------------------------------------------------------------------
Williams Cos., Inc. (The)                       1,042,200       26,596,944
==========================================================================
                                                                37,916,394
==========================================================================

NETWORKING EQUIPMENT-0.69%

Cisco Systems, Inc.()(a)                          972,900       17,619,219
==========================================================================

OIL & GAS DRILLING-0.53%

Transocean Sedco Forex Inc.                       400,000       13,528,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.66%

Baker Hughes Inc.                                 465,000       16,958,550
==========================================================================

PHARMACEUTICALS-8.38%

Abbott Laboratories                               510,000       28,432,500
--------------------------------------------------------------------------
Allergan, Inc.                                     90,000        6,754,500
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          760,000       38,760,000
--------------------------------------------------------------------------
Johnson & Johnson                                 833,800       49,277,580
--------------------------------------------------------------------------
Pfizer Inc.                                     1,879,500       74,898,075
--------------------------------------------------------------------------
Schering-Plough Corp.                             458,000       16,400,980
==========================================================================
                                                               214,523,635
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.59%

Applied Materials, Inc.(a)                        285,200       11,436,520
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                 125,000        3,767,500
==========================================================================
                                                                15,204,020
==========================================================================

SEMICONDUCTORS-1.84%

Analog Devices, Inc.(a)                         1,060,900       47,093,351
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SOFT DRINKS-1.28%

PepsiCo, Inc.                                     669,800   $   32,612,562
==========================================================================

SYSTEMS SOFTWARE-3.29%

Microsoft Corp.(a)                              1,025,000       67,926,750
--------------------------------------------------------------------------
Oracle Corp.(a)                                 1,172,500       16,192,225
==========================================================================
                                                                84,118,975
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.82%

Nokia Oyj-ADR (Finland)                           858,300       21,054,099
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.61%

Nextel Communications, Inc.-Class A(a)          2,140,000       23,454,400
--------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                     1,776,900       43,374,129
==========================================================================
                                                                66,828,529
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,303,131,207)                        2,405,871,382
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.35%
  1.73%, 03/21/02 (Cost $8,967,807)(b)         $9,000,000(c)     8,969,670
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-7.34%

STIC Liquid Assets Portfolio(d)                93,935,313       93,935,313
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        93,935,313       93,935,313
==========================================================================
    Total Money Market Funds (Cost
      $187,870,626)                                            187,870,626
==========================================================================
TOTAL INVESTMENTS-101.72% (Cost
  $2,499,969,640)                                            2,602,711,678
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.72%)                          (43,905,025)
==========================================================================
NET ASSETS-100.00%                                          $2,558,806,653
__________________________________________________________________________
==========================================================================

Investment Abbreviations:


ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the rate of discount at issue.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $2,499,969,640)                              $2,602,711,678
-------------------------------------------------------------
Receivables for:
  Investments sold                                    720,093
-------------------------------------------------------------
  Fund shares sold                                  2,297,786
-------------------------------------------------------------
  Dividends                                         1,828,655
-------------------------------------------------------------
  Foreign currency contracts outstanding               17,440
-------------------------------------------------------------
Investment for deferred compensation plan              63,944
-------------------------------------------------------------
Other assets                                              187
=============================================================
    Total assets                                2,607,639,783
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            41,944,360
-------------------------------------------------------------
  Fund shares reacquired                            4,821,908
-------------------------------------------------------------
  Deferred compensation plan                           63,944
-------------------------------------------------------------
  Variation margin                                    258,268
-------------------------------------------------------------
Accrued administrative services fees                1,565,300
-------------------------------------------------------------
Accrued distribution fees                                 117
-------------------------------------------------------------
Accrued trustees' fees                                    440
-------------------------------------------------------------
Accrued transfer agent fees                             7,399
-------------------------------------------------------------
Accrued operating expenses                            171,394
=============================================================
    Total liabilities                              48,833,130
=============================================================
Net assets applicable to shares outstanding    $2,558,806,653
=============================================================

NET ASSETS:

Series I                                       $2,558,119,515
_____________________________________________________________
=============================================================
Series II                                      $      687,138
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                          109,548,724
_____________________________________________________________
=============================================================
Series II                                              29,440
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        23.35
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        23.34
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $128,764)                                    $  17,924,467
------------------------------------------------------------
Dividends from affiliated money market funds       9,982,514
------------------------------------------------------------
Interest                                             319,732
============================================================
    Total investment income                       28,226,713
============================================================

EXPENSES:

Advisory fees                                     15,665,367
------------------------------------------------------------
Administrative services fees                       5,752,971
------------------------------------------------------------
Custodian fees                                       213,382
------------------------------------------------------------
Distribution fees -- Series II                           117
------------------------------------------------------------
Transfer agent fees                                   63,068
------------------------------------------------------------
Trustees' fees                                        18,507
------------------------------------------------------------
Other                                                306,432
============================================================
    Total expenses                                22,019,844
============================================================
Less: Fees waived                                    (17,692)
============================================================
    Net expenses                                  22,002,152
============================================================
Net investment income                              6,224,561
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (254,189,659)
------------------------------------------------------------
  Foreign currency contracts                         705,530
------------------------------------------------------------
  Futures contracts                              (24,208,856)
------------------------------------------------------------
  Option contracts written                         4,912,831
============================================================
                                                (272,780,154)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (97,356,567)
------------------------------------------------------------
  Foreign currencies                                     423
------------------------------------------------------------
  Foreign currency contracts                       3,293,152
------------------------------------------------------------
  Futures contracts                                1,690,371
------------------------------------------------------------
  Option contracts written                        (4,954,658)
============================================================
                                                 (97,327,279)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                     (370,107,433)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(363,882,872)
____________________________________________________________
============================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    6,224,561    $    3,325,675
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currency contracts, futures contracts and option
    contracts                                                   (272,780,154)       33,091,357
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (97,327,279)     (491,353,794)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (363,882,872)     (454,936,762)
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (3,348,106)       (3,445,134)
----------------------------------------------------------------------------------------------
  Series II                                                             (548)               --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                       (50,823,827)     (120,019,734)
----------------------------------------------------------------------------------------------
  Series II                                                           (8,314)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       230,022,815       941,195,640
----------------------------------------------------------------------------------------------
  Series II                                                          686,924                --
==============================================================================================
    Net increase (decrease) in net assets                       (187,353,928)      362,794,010
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,746,160,581     2,383,366,571
==============================================================================================
  End of year                                                 $2,558,806,653    $2,746,160,581
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,752,433,720    $2,521,723,981
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              6,134,226         3,258,277
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities,
    foreign currency contracts, futures contracts and option
    contracts                                                   (303,043,113)       20,569,224
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               103,281,820       200,609,099
==============================================================================================
                                                              $2,558,806,653    $2,746,160,581
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income was increased by $42 and undistributed net realized gains decreased by $42 as a result of reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $250,136,976 as of December 31, 2001, which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the fund has a post-October capital loss deferral of $28,261,440 which will be recognized in the following tax year.

                              AIM V.I. VALUE FUND

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at December 31, 2001 were as follows:

                                  CONTRACT TO                          UNREALIZED
   SETTLEMENT              -------------------------                  APPRECIATION
   DATE         CURRENCY     DELIVER       RECEIVE        VALUE      (DEPRECIATION)
   ----------   --------   -----------   -----------   -----------   --------------
   02/28/02       CAD       59,385,000   $37,435,721   $37,297,641     $ 138,080
   02/28/02       EUR       19,390,000    17,130,488    17,251,128      (120,640)
                                         -----------   -----------     ---------
                                         $54,566,209   $54,548,769     $  17,440
                                         -----------   -----------     ---------

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the extent necessary to limit the expenses to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $17,692.
  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2001, the Fund paid AIM $5,752,971 of which AIM retained $235,436 for such services.
  The Fund, effective October 15, 2001 pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period October 15, 2001 through December 31, 2001, AFS was paid $7,306 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. For the year ended December 31, 2001, the Series II shares paid AIM Distributors $117 as compensation under the Plan.

                              AIM V.I. VALUE FUND

  Certain officers and trustees of the Trust are officers of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $9,578 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $1,224,066,958 and $942,307,511, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 303,835,390
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (225,198,267)
=========================================================
Net unrealized appreciation of investment
  securities                                $  78,637,123
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
$2,524,074,555.


NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                   2001            2000
                                -----------    ------------
Distributions paid from:
  Ordinary income               $ 3,348,613    $ 35,428,884
-----------------------------------------------------------
  Long-term capital gain         50,832,182      88,035,984
===========================================================
                                $54,180,795    $123,464,868
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income               $   6,231,010
---------------------------------------------------------
Capital loss carryforward                    (250,136,977)
---------------------------------------------------------
Unrealized appreciation                        50,278,900
=========================================================
                                            $(193,627,067)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 7-FUTURES CONTRACTS

On December 31, 2001, $2,486,392 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2001 were as follows:

                 NO. OF        MONTH/        MARKET       UNREALIZED
CONTRACT        CONTRACTS    COMMITMENT       VALUE      APPRECIATION
--------        ---------   ------------   -----------   ------------
S&P 500 Index      100      Mar. 02/Long   $28,730,000     $522,343
_____________________________________________________________________
=====================================================================


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                   8,659      $ 7,644,639
----------------------------------------------------------
Closed                             (1,700)      (1,056,956)
----------------------------------------------------------
Exercised                          (3,120)      (2,600,636)
----------------------------------------------------------
Expired                            (3,839)      (3,987,047)
==========================================================
End of year                            --      $        --
__________________________________________________________
==========================================================

                              AIM V.I. VALUE FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    ----------    --------------
Sold:
  Series I                                                     25,530,747    $ 638,287,847    34,419,619    $1,119,217,487
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                       30,153          703,791            --
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      2,393,801       54,171,933     4,458,825       123,464,868
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                          392            8,862            --                --
==========================================================================================================================
Reacquired:
  Series I                                                    (18,964,766)    (462,436,965)   (9,435,305)     (301,486,715)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                       (1,105)         (25,729)           --                --
==========================================================================================================================
                                                                8,989,222    $ 230,709,739    29,443,139    $  941,195,640
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               2001(a)          2000(a)       1999(a)         1998         1997
                                                              ----------       ----------    ----------    ----------    --------
Net asset value, beginning of period                          $    27.30       $    33.50    $    26.25    $    20.83    $  17.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.06             0.04          0.06          0.09        0.08
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (3.50)           (4.94)         7.76          6.59        4.05
=================================================================================================================================
    Total from investment operations                               (3.44)           (4.90)         7.82          6.68        4.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.03)           (0.04)        (0.09)        (0.13)      (0.19)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.48)           (1.26)        (0.48)        (1.13)      (0.59)
=================================================================================================================================
    Total distributions                                            (0.51)           (1.30)        (0.57)        (1.26)      (0.78)
=================================================================================================================================
Net asset value, end of period                                $    23.35       $    27.30    $    33.50    $    26.25    $  20.83
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   (12.53)%         (14.68)%       29.90%        32.41%      23.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,558,120       $2,746,161    $2,383,367    $1,221,384    $690,841
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                             0.85%(c)         0.84%         0.76%         0.66%       0.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets                0.24%(c)         0.12%         0.20%         0.68%       1.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                               40%              62%           62%          100%        127%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $2,590,014,174.

                              AIM V.I. VALUE FUND

                       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       To the Shareholders and Board of Trustees
                       AIM Variable Insurance Funds

                       We have audited the accompanying statement of assets and liabilities of AIM V.I. Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Value Fund, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                       TAIT, WELLER & BAKER

                       Philadelphia, Pennsylvania
                       January 31, 2002

                              AIM V.I. VALUE FUND

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

------------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND        TRUSTEE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH          AND/OR                                                                HELD BY TRUSTEE
THE TRUST                      OFFICER
                               SINCE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946       1993     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and                   Management Group Inc. (financial services holding
President                               company); Chairman and President, A I M Advisors, Inc.
                                        (registered investment advisor); Director and Senior Vice
                                        President, A I M Capital Management, Inc. (registered
                                        investment advisor); Chairman, A I M Distributors, Inc.
                                        (registered broker dealer), A I M Fund Services, Inc.
                                        (registered transfer agent) and Fund Management Company
                                        (registered broker dealer); and Director and Vice
                                        Chairman, AMVESCAP PLC (parent of AIM and a global
                                        investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939         2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                             investment company)

Bruce L. Crockett - 1944       1993     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                                 consulting company)                                         company); and Captaris, Inc.
                                                                                                    (unified messaging provider)

Albert R. Dowden - 1941        2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                                 company) and DHJ Media, Inc.; Director, Magellan
                                        Insurance Company; Member of Advisory Board of Rotary
                                        Power International (designer, manufacturer, and seller
                                        of rotary power engines); formerly, Director, President
                                        and CEO, Volvo Group North America, Inc.; and director of
                                        various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935     1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Trustee                                 Chairman, President and Chief Operating Officer,
                                        Mercantile-Safe Deposit & Trust Co.; and President,
                                        Mercantile Bankshares Corp.

Jack M. Fields - 1952          1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                                 (government affairs company)

Carl Frischling** - 1937       1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                                 LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942        1993     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935         2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939          1993     Executive Vice President, Development and Operations,       None
Trustee                                 Hines Interests Limited Partnership (real estate
                                        development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                              AIM V.I. VALUE FUND

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947        1993     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1993     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1993     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1993     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1993     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1993     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1993     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR             DISTRIBUTOR                     AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.           A I M Distributors, Inc.        Tait, Weller & Baker
Suite 100                    11 Greenway Plaza              11 Greenway Plaza               8 Penn Center Plaza
Houston, TX 77046            Suite 100                      Suite 100                       Suite 800
                             Houston, TX 77046              Houston, TX 77046               Philadelphia, PA 19103

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES        TRANSFER AGENT                  CUSTODIAN
Foley & Lardner              Kramer, Levin, Naftalis        A I M Fund Services, Inc.       State Street Bank and
3000 K N.W., Suite 500       & Frankel LLP                  P.O. Box 4739                   Trust Company
Washington, D.C. 20007       919 Third Avenue               Houston, TX 77210-4739          225 Franklin Street
                             New York, NY 10022                                             Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 100% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $50,832,182 for the Fund's tax year ended December 31, 2001, which will be taxed as long term.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.34% was derived from U.S. Treasury
Obligations.
                              AIM V.I. VALUE FUND